As filed with the U.S. Securities and Exchange Commission on March 22, 2019

Securities Act File No. 2-96408

Investment Company Act File No. 811-04254

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 352	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 353

Legg Mason Partners Income Trust*

(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue

New York, NY 10018

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (877) 721-1926

Copy to:

Robert I. Frenkel	Roger P. Joseph, Esq.
Legg Mason Partners Income Trust	Morgan, Lewis & Bockius LLP
100 First Stamford Place	One Federal Street
Stamford, Connecticut 06902	Boston, Massachusetts 02110
Name and address of agent for service:

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on March 31, 2019 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

*

This filing relates solely to Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund and Western Asset Massachusetts Municipals Fund.

Prospectus     March 31, 2019

Share class (Symbol): A (ITCAX), C (SIMLX), FI (—), I (SICYX), IS (SICMX)

WESTERN ASSET

INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the fund intends to no longer mail paper copies of the fund’s shareholder reports, unless you specifically request paper copies of the reports from the fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the fund electronically by contacting your Service Agent or, if you are a direct shareholder with the fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the fund, you can call the fund at 1-877-721-1926, or write to the fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks to provide California investors with as high a level of current income exempt from federal income tax and California State personal income tax as is consistent with the preservation of principal.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 24 under the heading “Sales charges,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 84 under the heading “Sales Charge Waivers and Reductions for Class A and Class A2 Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund.

If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	None	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.50	0.50	0.50	0.50	0.50
Distribution and/or service (12b-1) fees	0.15	0.75	0.25	None	None
Other expenses	0.23	0.19	0.34[6]	0.22	0.14[6]
Total annual fund operating expenses	0.88	1.44	1.09	0.72	0.64
Fees waived and/or expenses reimbursed[7]	(0.13)	(0.09)	(0.24)	(0.12)	(0.09)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75	1.35	0.85	0.60	0.55

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]

Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]

You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 0.50%.

[5]

If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	“Other expenses” for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

2	Western Asset Intermediate Maturity California Municipals Fund

[7]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.35% for Class C shares, 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	300	487	689	1,273
Class C (with or without redemption at end of period)	137	446	778	1,716
Class FI (with or without redemption at end of period)	87	323	578	1,307
Class I (with or without redemption at end of period)	61	218	388	883
Class IS (with or without redemption at end of period)	56	195	347	789

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “California municipal securities” or other investments with similar economic characteristics. California municipal securities are securities the interest on which is exempt from regular federal income tax and California State personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on California municipal securities may be subject to the federal alternative minimum tax.

California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

The fund may invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.

The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the subadviser, by the market value of the security, and any cash in the portfolio. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended

Western Asset Intermediate Maturity California Municipals Fund	3

to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the fund’s securities fall, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low but have begun to rise, so the fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.

The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

4	Western Asset Intermediate Maturity California Municipals Fund

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Tax risk. The income on the fund’s municipal securities could become subject to federal income and California State personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of federal alternative minimum tax.

Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or worsen.

Western Asset Intermediate Maturity California Municipals Fund	5

Risks associated with focusing on investments in California municipal securities. The fund focuses its investments in California municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting California municipal issuers. The recession that ended in 2009 had a severe and negative impact on the State of California, causing a significant deterioration in California’s economic base. California’s economic and fiscal problems heighten the risks of investing in California municipal securities, including the risks of downgrades, market illiquidity and issuer defaults. Also, the fund may be more volatile than a more geographically diverse fund.

Investment company and ETF risk. Investing in securities issued by investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund in which it invests, including advisory fees. These expenses are in addition to expenses that the fund bears directly in connection with its own operations. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s NAV, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

6	Western Asset Intermediate Maturity California Municipals Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/mutualfunds (select fund and share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (09/30/2009): 6.64    Worst Quarter (12/31/2010): (4.87)

Average annual total returns (%)
(for periods ended December 31, 2018)

Class A	1 year	5 years	10 years
Return before taxes	(0.90)	2.47	3.66
Return after taxes on distributions	(0.90)	2.47	3.66
Return after taxes on distributions and sale of fund shares	0.65	2.59	3.60

Other Classes (Return before taxes only)
Class C	0.64	2.33	3.26
Class I	1.52	3.10	4.04
Bloomberg Barclays California Intermediate Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.69	2.96	4.31
Lipper California Intermediate Municipal Debt Funds Average (reflects fees and expenses but no deduction for sales charges or taxes)	0.92	2.80	3.95

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

Western Asset Intermediate Maturity California Municipals Fund	7

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: Western Asset Management Company, LLC (formerly known as Western Asset Management Company)

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Leech has been a part of the portfolio management team for the fund since 2014. Mr. Amodeo has been a part of the portfolio management team for the fund since 2006. Mr. Fare has been a part of the portfolio management team for the fund since 1998. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI2	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Systematic Investment Plans	50/50	50/50	N/A	1 million/None[3,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/ None	None/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/ None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through LMIS Accounts.
[2]	Class FI shares are not available for purchase through LMIS Accounts.
[3]	Available to investors investing directly with the fund.
[4]

Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $50/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]

Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund intends to distribute income that is generally exempt from regular federal income and California State personal income taxes. A portion of the fund’s distributions may be subject to such taxes and/or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

8	Western Asset Intermediate Maturity California Municipals Fund

More on the fund’s investment strategies, investments and risks

Important information

The fund seeks to provide California investors with as high a level of current income exempt from federal income tax and California State personal income tax as is consistent with the preservation of principal.

The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders. There is no assurance that the fund will meet its investment objective.

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “California municipal securities,” or other investments with similar economic characteristics.

The fund’s 80% investment policy may not be changed without shareholder approval.

The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

California municipal securities

California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income and California State personal income taxes.

Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

California municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income and California State personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income and/or California State personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income and California State personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than California.

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Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income and California State personal income taxes.

Maturity

The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

The fund normally maintains an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the fund’s subadviser, by the market value of the security, and any cash in the portfolio. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

If the fund’s effective maturity falls outside of this range, the fund will take action to bring it within its expected range within a reasonable period of time.

Credit quality

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.

10	Western Asset Intermediate Maturity California Municipals Fund

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value.

The fund’s subadviser may choose not to make use of derivatives.

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal and/or state income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “loans,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Tender option bonds

In a tender option bond transaction, the fund transfers securities (typically municipal bonds or other municipal securities) into a special purpose entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues floating rate notes to third parties and residual interest tender option bonds to the fund. The net proceeds of the sale of the floating rate notes, after expenses, are received by the fund and may be invested in additional securities. The residual interest tender option bonds are inverse floaters, as the return on those bonds is inversely related to changes in a specified interest rate. Distributions on the inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Floating rate notes issued by a TOB Trust may be senior to the inverse floaters held by the fund. The fund may enter into tender option bond transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. Tender option bond transactions create leverage to the extent the fund invests the net proceeds of the floating rate notes in additional securities, and are considered a form of borrowing.

Equity securities

Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.

Western Asset Intermediate Maturity California Municipals Fund	11

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.

Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Zero coupon, pay-in-kind and deferred interest securities

Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.

When-issued securities, delayed delivery, to be announced and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions. Recently finalized rules of the Financial Industry Regulatory Authority (“FINRA”) impose mandatory margin requirements for certain types of when-issued, to be announced or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and mandatory collateralization could increase the cost of such transactions and impose added operational complexity.

Short-term investments

The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the 1940 Act and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

12	Western Asset Intermediate Maturity California Municipals Fund

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.

Selection process

The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as education, housing, hospital and industrial development, based on their apparent relative values

•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates

•

Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.

The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Interest rates have been historically low but have begun to rise, so the fund faces a heightened risk that interest rates may continue to rise. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on

Western Asset Intermediate Maturity California Municipals Fund	13

estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities, which are rated below the Baa/BBB categories or unrated securities of comparable quality (“junk” bonds).

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.

High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves behave in a way

14	Western Asset Intermediate Maturity California Municipals Fund

not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).

The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.

The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.

Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. In the case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non-redeeming shareholders to material losses.

Western Asset Intermediate Maturity California Municipals Fund	15

The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.

Some funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. Tender option bond transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in ”Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income and California State personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or California State personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.

Some of the fund’s income distributions may be subject to regular federal income tax and/or California State personal income tax, and distributions of any capital gains generally will be subject to regular federal income and California State personal income taxes. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than California that impose such taxes.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

16	Western Asset Intermediate Maturity California Municipals Fund

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in California municipal securities. The fund focuses its investments on California municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting California municipal issuers. The recession that ended in 2009 had a severe and negative impact on the State of California. California suffered job losses, significant foreclosures, a drop in housing prices and a severe contraction in new housing construction. Tax revenues declined precipitously, resulting in large budget deficits and cash shortfalls. Although California has been experiencing a gradual recovery, the State is still burdened with substantial debts and deferrals that were accumulated during and prior to the last recession. The State has indicated that, based on historic cycles, it believes that another recession is inevitable. Even absent a recession, adverse economic or market events could negatively affect State and local tax revenues. Meanwhile, the State faces mounting healthcare and retirement costs, including substantial unfunded pension and other post-employment liabilities. Wildfires, drought and other extreme weather events, which are expected to increase in frequency and intensity, impose a significant financial burden on State and local governments. Changes in federal law or regulation, such as the recently enacted 2017 Tax Cuts and Jobs Act, federal budgetary changes or other actions may lead to reductions in federal spending. Further reductions in federal funding or other changes that increase state spending could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in California often are dependent on the state government for a portion of their revenues. An undercount in the 2020 Census could particularly disadvantage the State when federal funds and legislative seats are apportioned, as a disproportionately high “hard-to-count” population. These and other factors may affect adversely the ability of the issuers of California municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality California municipal securities to purchase, the amount of the fund’s income that is subject to California taxes could increase. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of California may be found in the SAI.

Investment company and ETF risk. Investing in securities issued by investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund in which it invests, including advisory fees. These expenses are in addition to expenses that the fund bears directly in connection with its own operations. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in

Western Asset Intermediate Maturity California Municipals Fund	17

which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.

Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.

Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at www.leggmason.com/mutualfunds (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

18	Western Asset Intermediate Maturity California Municipals Fund

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2018, LMPFA’s total assets under management were approximately $184.8 billion.

Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2018, the total assets under management of Western Asset and its supervised affiliates were approximately $424.5 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2018, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $727.2 billion.

Investment professionals

The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Leech has been a part of the portfolio management team for the fund since 2014. Mr. Amodeo has been a part of the portfolio management team for the fund since 2006. Mr. Fare has been a part of the portfolio management team for the fund since 1998. Messrs. Leech, Amodeo and Fare have been employed by Western Asset as investment professionals for at least the past five years.

The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Management fee

The fund pays a management fee at an annual rate of 0.50% of its average daily net assets.

For the fiscal year ended November 30, 2018, the fund paid LMPFA an effective management fee of 0.39% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the period ended November 30, 2018.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.35% for Class C shares, 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2020, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Additional information

The fund enters into contractual arrangements with various parties, including, among others, the fund’s investment manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.

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Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.75% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to LMIS, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, LMIS and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

20	Western Asset Intermediate Maturity California Municipals Fund

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Class C shares are not available for purchase through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”). Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares. Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors — eligible investors” below for a description of the classes available to them.

Investors not purchasing directly from the fund may purchase shares through a Service Agent. Please note that if you are purchasing shares through a Service Agent, your Service Agent may not offer all classes of shares. Service Agents making fund shares available to their clients determine which share class(es) to make available. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Certain Service Agents may impose their own investment fees and practices for purchasing and selling fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the Service Agent. Consult a representative of your Service Agent about the availability of fund shares and the Service Agent’s practices and other information.

Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

Please note that the fund does not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of Class I shares and Class IS shares. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.

Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest
•	How long you expect to own the shares
•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus
•	Whether you qualify for any reduction or waiver of sales charges
•	Availability of share classes

When choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.

Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

(i)	through a Service Agent or

(ii)	directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares
•	The contingent deferred sales charges that apply to the redemption of certain Class A shares
•	Who qualifies for lower sales charges on Class A shares

Western Asset Intermediate Maturity California Municipals Fund	21

•	Who qualifies for a sales load waiver

To visit the website, go to www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should also review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI or Class IS shares or, if you plan to purchase shares through the fund, contact the fund. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose. For more information please see the appendix located at the end of this Prospectus titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]

Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	0.50% on purchases of $500,000 or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor

Class C

•  No initial or contingent deferred sales charge

•  Generally higher annual expenses than Class A

•  Not available through LMIS Accounts

•  Effective on or about April 15, 2019, generally converts to Class A on the next monthly conversion processing date (generally, the fifteenth day of the month) after the shares have been held for 10 years from the purchase date; please consult your Service Agent for more information

		None	None	0.75% of average daily net assets	Class C shares of funds sold by the distributor

Class FI	• No initial or contingent deferred sales charge • Not available through LMIS Accounts • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor

Class I*

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•  Generally lower annual expenses than all classes, except Class IS

		None	None	None	Class I shares of funds sold by the distributor

Class IS*

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•  Generally lower annual expenses than the other classes

		None	None	None	Class IS shares of funds sold by the distributor

[1]	Ask your Service Agent or the fund about the funds available for exchange.
*	A Service Agent may assess its own commission on certain transactions in Class I and Class IS shares in an amount determined and separately disclosed to you by the Service Agent.

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Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of Service Agent compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 or more[1]	-0-	-0-	up to 0.50

[1]

The distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or more

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 0.50%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or
•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount from among the levels of investment specified under “Amount of investment” in the chart above. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or
•	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

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If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Shareholders investing in Class A shares through LMIS Accounts
•	Investors who redeemed at least the same amount of Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified
•	Directors and officers of any Legg Mason-sponsored fund
•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Class C shares

You buy Class C shares at net asset value with no initial sales charge and no contingent deferred sales charge. However, if you exchange Class C shares that were not subject to a contingent deferred sales charge when initially purchased for Class C shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange. Class C shares are not available for purchase through LMIS Accounts.

Service Agents receive an annual distribution and/or service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them.

Class C share conversion

Effective on or about April 15, 2019, except as noted below, Class C shares will automatically convert to Class A shares after the shares have been held for 10 years from the purchase date; the shares will be converted on the next monthly conversion processing date after the 10 year anniversary of purchase (generally, on the fifteenth of the month, or the next business day if the fifteenth is not a business day). The initial Class C share conversion will occur on April 15, 2019, when Class C shares purchased on or prior to April 15, 2009 will be converted to Class A shares. It is the responsibility of your Service Agent and not the fund or LMIS to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 10 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of this Prospectus or contact your Service Agent for more information.

For Class C shares that have been acquired through an exchange from another fund sold by LMIS, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.

All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for Federal income tax purposes.

Western Asset Intermediate Maturity California Municipals Fund	25

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class FI shares are not available for purchase through LMIS Accounts.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.

Class I shares and Class IS shares

You buy Class I shares and Class IS shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares and Class IS shares are not subject to any distribution and/or service fees. However, if you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS, the Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent. In order to purchase Class I shares or Class IS shares, individual investors must meet the eligibility criteria to invest in such shares or purchase such shares through a Service Agent who holds shares through an omnibus account held on the books of the fund.

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More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in any other fund sold by the distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.

Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

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Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through Service Agents that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI, Class I or Class IS shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”). Such investors may also include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account to a master account in the sponsor’s name. The Service Agent may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class I or Class IS shares. Class I and Class IS shares are available for exchange from Class A or Class C shares of the fund by participants in Eligible Investment Programs.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I or Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries.

Class I shares

Class I shares may be purchased by:

•	Institutional Investors who meet the $1,000,000 minimum initial investment requirement;
•	Individual investors investing directly with the fund who meet the $1,000,000 minimum initial investment requirement;
•	Clients of Eligible Financial Intermediaries;
•	Investors investing through a Service Agent acting solely as agent on behalf of its customers pursuant to an agreement with LMIS; and
•	Other investors authorized by LMIS.

Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I shares, among other share classes. In such cases your ability to hold Class I shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.

Your Service Agent may reserve the right to redeem your Class I shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account. Please contact your Service Agent for more information.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Class IS shares

Class IS shares may be purchased by accounts which are not subject to the payment of recordkeeping, account servicing, networking or similar fees by the fund to any intermediary. Class IS shares may be purchased by:

•	Institutional Investors;
•	Clients of Eligible Financial Intermediaries (including Management Accounts);
•	Investors investing through a Service Agent acting solely as agent on behalf of its customers pursuant to an agreement with LMIS; and
•	Other investors authorized by LMIS.

Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class IS shares, among other share classes. In such cases your ability to hold Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.

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Your Service Agent may reserve the right to redeem your Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class IS shares. You may be subject to an initial sales charge in connection with such exchange and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Please contact your Service Agent for more information.

Other considerations

Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

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Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 9699
Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds
4400 Computer Drive
Westborough, MA 01581

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another Legg Mason fund or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other Legg Mason funds, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Additional information about purchases

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, money orders, third-party checks, starter checks, internet

30	Western Asset Intermediate Maturity California Municipals Fund

checks, cashier checks if not received from a financial institution in connection with a transfer of assets, credit card convenience checks and traveler’s checks for purchase of fund shares. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Account registration changes

Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

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Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I shares of the same fund under certain limited circumstances. Please refer to the section of this Prospectus titled “Institutional Investors — eligible investors” or contact your Service Agent for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the Prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

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By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 9699
Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds
4400 Computer Drive
Westborough, MA 01581

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Intermediate Maturity California Municipals Fund	33

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). Your proceeds may be delayed for up to 10 days if you redeem shares recently purchased by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Redemption Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. Unless renewed, the Redemption Facility will terminate on November 18, 2019, and there can be no guarantee that it will be renewed.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 9699
Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds
4400 Computer Drive
Westborough, MA 01581

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone	If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information.

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Please have the following information ready when you call: • Name of fund being redeemed • Class of shares being redeemed • The dollar amount or number of shares being redeemed • Account number

Systematic withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month and $150 quarterly per fund.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Intermediate Maturity California Municipals Fund	35

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.

The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.

The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•

Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•

Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Medallion signature guarantees

To be in good order, your redemption request must include a Medallion signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file
•	Changed your account registration or your address within 30 days
•	Want the check paid to someone other than the account owner(s)
•	Are transferring the redemption proceeds to an account with a different registration

A Medallion signature guarantee may also be required if you:

•	Are making changes to the account registration after the account has been opened; and
•	Are transferring shares to an account in another Legg Mason fund with a different account registration

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.

The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

36	Western Asset Intermediate Maturity California Municipals Fund

Restrictions on the availability of the fund outside the United States

The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.

This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.

U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.

The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.

For further information, you or your Service Agent may contact the fund at 1-877-721-1926 or 1-203-703-6002.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.

Small account fees

To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by LMIS for LMIS Accounts on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or LMIS assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class FI, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.

Small account balance liquidations

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.

Western Asset Intermediate Maturity California Municipals Fund	37

Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) qualified retirement plans (such as 401(k) plans, 403(b) plans, profit sharing plans and money purchase plans); (iii) accounts with an active systematic investment plan; (iv) accounts with an active systematic withdrawal plan; (v) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents and (vi) accounts identified to us by the applicable Service Agent as being fee-based accounts.

General

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares (also known as short-term trading or frequent trading) may, in many cases, interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Some investors are seeking higher yields for their short term investments by investing in shorter term fixed income funds. The fund is often used for short term investments and permits short term trading of fund shares. This short term trading may result in additional costs to the fund.

The fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the fund or its shareholders. The fund’s manager and subadviser believe that, because the fund’s portfolio will normally include a significant percentage of short-term investments, it can accommodate more frequent purchases and redemptions than longer-term fixed income funds. On this basis, the Board has determined that it is appropriate for the fund not to have a policy to discourage frequent trading of fund shares. The fund reserves the right to implement frequent trading policies or other restrictions in the future. The fund also reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Confirmations and account statements

If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.

To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

38	Western Asset Intermediate Maturity California Municipals Fund

Dividends, other distributions and taxes

Dividends and other distributions

The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000 in the fund and

•	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from California municipal securities will also be exempt from California personal income tax. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status	California personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Usually capital gain or loss; long-term only if shares are owned more than one year
Exempt-interest dividends	Excludable from gross income	Exempt from tax if from interest on California municipal securities; otherwise, generally ordinary income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain

For personal income tax purposes, California does not provide reduced tax rates for dividends and long-term capital gains.

Western Asset Intermediate Maturity California Municipals Fund	39

Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

40	Western Asset Intermediate Maturity California Municipals Fund

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s NAV is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Western Asset Intermediate Maturity California Municipals Fund	41

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI or Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. The information below, for fiscal years ended November 30, 2017 or later, has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The information for the years prior to the fiscal year ended November 30, 2017 was audited by another independent registered public accounting firm. The fund’s annual report is available upon request by calling toll-free 1-877-721-1926.

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$8.73	$8.69	$9.01	$9.07	$8.67

Income (loss) from operations:
Net investment income	0.26	0.25	0.24	0.27	0.28
Net realized and unrealized gain (loss)	(0.16)	0.04	(0.32)	(0.06)	0.40
Total income (loss) from operations	0.10	0.29	(0.08)	0.21	0.68

Less distributions from:
Net investment income	(0.26)	(0.25)	(0.24)	(0.27)	(0.28)
Total distributions	(0.26)	(0.25)	(0.24)	(0.27)	(0.28)

Net asset value, end of year	$8.57	$8.73	$8.69	$9.01	$9.07
Total return[2]	1.11%	3.40%	(0.99)%	2.30%	7.95%

Net assets, end of year (000s)	$61,019	$74,463	$75,674	$69,400	$65,537

Ratios to average net assets:
Gross expenses	0.88%	0.80%	0.77%	0.78%	0.80%
Net expenses[3,4]	0.75	0.75	0.75	0.75	0.75
Net investment income	2.97	2.89	2.62	2.94	3.16

Portfolio turnover rate	31%	14%	8%	4%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

42	Western Asset Intermediate Maturity California Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$8.72	$8.68	$9.00	$9.06	$8.66

Income (loss) from operations:
Net investment income	0.20	0.20	0.18	0.21	0.23
Net realized and unrealized gain (loss)	(0.16)	0.04	(0.32)	(0.06)	0.40
Total income (loss) from operations	0.04	0.24	(0.14)	0.15	0.63

Less distributions from:
Net investment income	(0.20)	(0.20)	(0.18)	(0.21)	(0.23)
Total distributions	(0.20)	(0.20)	(0.18)	(0.21)	(0.23)

Net asset value, end of year	$8.56	$8.72	$8.68	$9.00	$9.06
Total return[2]	0.50%	2.79%	(1.59)%	1.68%	7.32%

Net assets, end of year (000s)	$70,412	$108,720	$130,173	$102,681	$92,287

Ratios to average net assets:
Gross expenses	1.44%	1.36%	1.35%	1.36%	1.38%
Net expenses[3]	1.35 [4]	1.35 [4]	1.35	1.35 [4]	1.35 [4]
Net investment income	2.36	2.29	2.01	2.34	2.56

Portfolio turnover rate	31%	14%	8%	4%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

Western Asset Intermediate Maturity California Municipals Fund	43

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$8.76	$8.72	$9.05	$9.10	$8.70

Income (loss) from operations:
Net investment income	0.27	0.27	0.25	0.28	0.29
Net realized and unrealized gain (loss)	(0.16)	0.04	(0.33)	(0.05)	0.41
Total income (loss) from operations	0.11	0.31	(0.08)	0.23	0.70

Less distributions from:
Net investment income	(0.27)	(0.27)	(0.25)	(0.28)	(0.30)
Total distributions	(0.27)	(0.27)	(0.25)	(0.28)	(0.30)

Net asset value, end of year	$8.60	$8.76	$8.72	$9.05	$9.10
Total return[2]	1.26%	3.56%	(0.94)%	2.56%	8.10%

Net assets, end of year (000s)	$35,478	$33,052	$32,989	$27,728	$23,128

Ratios to average net assets:
Gross expenses	0.72%	0.68%	0.68%	0.69%	0.74%
Net expenses[3,4]	0.60	0.60	0.60	0.60	0.60
Net investment income	3.13	3.04	2.77	3.09	3.28

Portfolio turnover rate	31%	14%	8%	4%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

44	Western Asset Intermediate Maturity California Municipals Fund

Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.

MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Initial sales charge waivers on Class A shares

Investors purchasing Class A shares of the fund through a Merrill Lynch, Pierce, Fenner & Smith Incorporated platform or account (“Merrill Lynch Accounts”) are eligible for a waiver of the initial sales load on certain purchases of Class A shares that may differ from others described in this Prospectus. Merrill Lynch Accounts that are eligible for the waiver include: (i) employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan; (ii) shares purchased by or through a Section 529 plan; (iii) shares purchased through a Merrill Lynch affiliated investment advisory program; (iv) shares purchased by third-party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform; (v) shares of funds purchased through the Merrill Edge Self-Directed platform; (vi) shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family); (vii) shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date; (viii) employees and registered representatives of Merrill Lynch or its affiliates and their family members; (ix) Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus; and (x) shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

Contingent deferred sales charge waivers on Class A and C shares available at Merrill Lynch

Investors holding shares subject to a contingent deferred sales charge through Merrill Lynch Accounts are eligible for a waiver of the contingent deferred sales charge on the redemption of shares: (i) due to the death or disability of the shareholder; (ii) as part of a systematic withdrawal plan as described in this Prospectus; (iii) due to the return of excess contributions from an IRA Account; (iv) as part of a required minimum distribution for IRAs and retirement accounts due to the shareholder reaching age 70 1/2; (v) sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch; (vi) acquired through the Right of Reinstatement; and (vii) held in retirement brokerage accounts that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable only to Class A shares and Class C shares).

Front-end load discounts on Class A shares

The following discounts are available on purchases of Class A shares through Merrill Lynch Accounts: (i) breakpoints in the Class A sales charge schedule described in this Prospectus; (ii) rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Merrill Lynch; eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets; and (iii) letters of intent (LOI), which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

Class A or Class A2 (as applicable) Sales Charge Waivers Available Only Through Certain Service Agents

Class A or Class A2 shares may be purchased at net asset without a sales charge by employees of any Service Agents that offer this waiver to their employees or employee-related accounts.

Western Asset Intermediate Maturity California Municipals Fund	A-1

AMERIPRISE FINANCIAL

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT

Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management:

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI.

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•	Shares purchased through a Morgan Stanley self-directed brokerage account.
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

RAYMOND JAMES

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.

A-2	Western Asset Intermediate Maturity California Municipals Fund

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the fund’s Prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-End Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the fund’s Prospectus.
•

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Western Asset Intermediate Maturity California Municipals Fund	A-3

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Bank account information, legal documents, and identity verification documentation;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.     Revised April 2018.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset

Intermediate Maturity California Municipals Fund

You may visit www.leggmason.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-04254)

FD0248ST 03/19

Prospectus     March 31, 2019

Share class (Symbol): A (IMNYX), C (SINLX), FI (—), I (LMIIX), IS (SNYSX)
WESTERN ASSET INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the fund intends to no longer mail paper copies of the fund’s shareholder reports, unless you specifically request paper copies of the reports from the fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the fund electronically by contacting your Service Agent or, if you are a direct shareholder with the fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the fund, you can call the fund at 1-877-721-1926, or write to the fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks to provide New York investors with as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with the preservation of principal.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 24 under the heading “Sales charges,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 84 under the heading “Sales Charge Waivers and Reductions for Class A and Class A2 Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund.

If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	None	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.50	0.50	0.50	0.50	0.50
Distribution and/or service (12b-1) fees	0.15	0.75	0.25	None	None
Other expenses	0.21	0.19	0.34[6]	0.21	0.14[6]
Total annual fund operating expenses	0.86	1.44	1.09	0.71	0.64
Fees waived and/or expenses reimbursed[7]	(0.11)	(0.09)	(0.24)	(0.11)	(0.09)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75	1.35	0.85	0.60	0.55

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]

Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]

You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 0.50%.

[5]

If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	“Other expenses” for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

2	Western Asset Intermediate Maturity New York Municipals Fund

[7]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.35% for Class C shares, 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	300	482	680	1,252
Class C (with or without redemption at end of period)	137	446	778	1,716
Class FI (with or without redemption at end of period)	87	323	578	1,307
Class I (with or without redemption at end of period)	61	216	384	872
Class IS (with or without redemption at end of period)	56	195	347	789

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “New York municipal securities” or other investments with similar economic characteristics. New York municipal securities are securities the interest on which is exempt from regular federal income tax and New York State and New York City personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on New York municipal securities may be subject to the federal alternative minimum tax.

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

The fund may invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.

The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the subadviser, by the market value of the security, and any cash in the portfolio. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended

Western Asset Intermediate Maturity New York Municipals Fund	3

to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the fund’s securities fall, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low but have begun to rise, so the fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.

The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

4	Western Asset Intermediate Maturity New York Municipals Fund

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Tax risk. The income on the fund’s municipal securities could become subject to federal income and New York State and New York City personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of federal alternative minimum tax.

Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or worsen.

Western Asset Intermediate Maturity New York Municipals Fund	5

Risks associated with focusing on investments in New York municipal securities. The fund focuses its investments on New York municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Investment company and ETF risk. Investing in securities issued by investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund in which it invests, including advisory fees. These expenses are in addition to expenses that the fund bears directly in connection with its own operations. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s NAV, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

6	Western Asset Intermediate Maturity New York Municipals Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/mutualfunds (select fund and share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (09/30/2009): 5.44     Worst Quarter (12/31/2010): (4.03)

Average annual total returns (%)
(for periods ended December 31, 2018)

Class A	1 year	5 years	10 years
Return before taxes	(0.84)	1.97	3.26
Return after taxes on distributions	(0.84)	1.97	3.25
Return after taxes on distributions and sale of fund shares	0.73	2.22	3.29
Other Classes (Return before taxes only)
Class C	0.85	1.82	2.85
Class I	1.60	2.58	3.63
Bloomberg Barclays New York Intermediate Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.46	2.90	3.95
Lipper New York Intermediate Municipal Debt Funds Average (reflects fees and expenses but no deduction for sales charges or taxes)	0.72	2.59	3.65

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

Western Asset Intermediate Maturity New York Municipals Fund	7

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: Western Asset Management Company, LLC (formerly known as Western Asset Management Company)

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Leech has been a part of the portfolio management team for the fund since 2014. Mr. Amodeo has been a part of the portfolio management team for the fund since 2006. Mr. Fare has been a part of the portfolio management team for the fund since 2004. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)

	Class A	Class C1	Class FI2	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Systematic Investment Plans	50/50	50/50	N/A	1 million/None[3,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/None	None/ None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through LMIS Accounts.
[2]	Class FI shares are not available for purchase through LMIS Accounts.
[3]	Available to investors investing directly with the fund.
[4]

Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $50/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]

Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund intends to distribute income that is generally exempt from regular federal income and New York State and New York City personal income taxes. A portion of the fund’s distributions may be subject to such taxes and/or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

8	Western Asset Intermediate Maturity New York Municipals Fund

More on the fund’s investment strategies, investments and risks

Important information

The fund seeks to provide New York investors with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with the preservation of principal.

The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders. There is no assurance that the fund will meet its investment objective.

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “New York municipal securities,” or other investments with similar economic characteristics.

The fund’s 80% investment policy may not be changed without shareholder approval.

The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

New York municipal securities

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income and New York State and New York City personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

New York municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income and New York State and New York City personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income and/or New York State and New York City personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income and New York State and New York City personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than New York.

Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income and New York State and New York City personal income taxes.

Western Asset Intermediate Maturity New York Municipals Fund	9

Maturity

The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

The fund normally maintains an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the fund’s subadviser, by the market value of the security, and any cash in the portfolio. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

If the fund’s effective maturity falls outside of this range, the fund will take action to bring it within its expected range within a reasonable period of time.

Credit quality

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

10	Western Asset Intermediate Maturity New York Municipals Fund

Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value.

The fund’s subadviser may choose not to make use of derivatives.

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal income and/or New York State or New York City personal income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “loans,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Tender option bonds

In a tender option bond transaction, the fund transfers securities (typically municipal bonds or other municipal securities) into a special purpose entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues floating rate notes to third parties and residual interest tender option bonds to the fund. The net proceeds of the sale of the floating rate notes, after expenses, are received by the fund and may be invested in additional securities. The residual interest tender option bonds are inverse floaters, as the return on those bonds is inversely related to changes in a specified interest rate. Distributions on the inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Floating rate notes issued by a TOB Trust may be senior to the inverse floaters held by the fund. The fund may enter into tender option bond transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. Tender option bond transactions create leverage to the extent the fund invests the net proceeds of the floating rate notes in additional securities, and are considered a form of borrowing.

Equity securities

Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.

Western Asset Intermediate Maturity New York Municipals Fund	11

Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Zero coupon, pay-in-kind and deferred interest securities

Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.

When-issued securities, delayed delivery, to be announced and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions. Recently finalized rules of the Financial Industry Regulatory Authority (“FINRA”) impose mandatory margin requirements for certain types of when-issued, to be announced or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and mandatory collateralization could increase the cost of such transactions and impose added operational complexity.

Short-term investments

The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the 1940 Act and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold.

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Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.

Selection process

The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as education, housing, hospital and industrial development, based on their apparent relative values
•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates
•

Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.

The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Interest rates have been historically low but have begun to rise, so the fund faces a heightened risk that interest rates may continue to rise. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.

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Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities, which are rated below the Baa/BBB categories or unrated securities of comparable quality (“junk” bonds).

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.

High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or

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other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).

The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.

The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.

Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. In the case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non-redeeming shareholders to material losses.

The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.

Some funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.

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Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. Tender option bond transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in ”Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income and New York State and New York City personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or New York State and New York City personal income taxes, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.

Some of the fund’s income distributions may be subject to regular federal income tax and/or New York State and New York City personal income taxes, and distributions of any capital gains generally will be subject to regular federal income and New York State and New York City personal income taxes. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of federal alternative minimum tax. Distributions of the fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than New York that impose such taxes.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors,

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such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in New York municipal securities. The fund focuses its investments on New York municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. As the City of New York serves as the heart of the nation’s financial services industry, the overall level of financial market activity and volatility in U.S. equity markets pose a particularly large degree of uncertainty for the State. State and local tax revenues could be adversely affected by factors such as depressed levels of financial market activity, volatility in equity markets, slow economic growth, increased interest rates, disruption of trade flow due to tariffs, changes in the relative strength of the U.S. dollar, fluctuations in energy prices, changes in real estate markets, and lower than projected employment levels and wages. Health care costs and the State’s retirement benefit costs and pension liabilities continue to increase. Changes in federal law or regulation, such as the recently enacted 2017 Tax Cuts and Jobs Act, federal budgetary changes or other actions may lead to reductions in federal spending. Further reductions in federal funding or other changes that increase state spending could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in New York often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of New York municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality New York municipal securities to purchase, the amount of the fund’s income that is subject to New York taxes could increase. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of New York may be found in the SAI.

Investment company and ETF risk. Investing in securities issued by investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund in which it invests, including advisory fees. These expenses are in addition to expenses that the fund bears directly in connection with its own operations. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective.

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Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.

Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.

Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at www.leggmason.com/mutualfunds (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

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More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2018, LMPFA’s total assets under management were approximately $184.8 billion.

Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2018, the total assets under management of Western Asset and its supervised affiliates were approximately $424.5 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2018, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $727.2 billion.

Investment professionals

The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Fare has been a part of the portfolio management team for the fund since 2004. Mr. Amodeo has been a part of the portfolio management team for the fund since 2006. Mr. Leech has been a part of the portfolio management team for the fund since 2014. Messrs. Leech, Amodeo and Fare have been employed by Western Asset as investment professionals for at least the past five years.

The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Management fee

The fund pays a management fee at an annual rate of 0.50% of its average daily net assets.

For the fiscal year ended November 30, 2018, the fund paid LMPFA an effective management fee of 0.39% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the period ended November 30, 2018.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.35% for Class C shares, 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2020, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Additional information

The fund enters into contractual arrangements with various parties, including, among others, the fund’s investment manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.

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Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.75% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to LMIS, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, LMIS and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

20	Western Asset Intermediate Maturity New York Municipals Fund

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Class C shares are not available for purchase through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”). Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares. Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors — eligible investors” below for a description of the classes available to them.

Investors not purchasing directly from the fund may purchase shares through a Service Agent. Please note that if you are purchasing shares through a Service Agent, your Service Agent may not offer all classes of shares. Service Agents making fund shares available to their clients determine which share class(es) to make available. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Certain Service Agents may impose their own investment fees and practices for purchasing and selling fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the Service Agent. Consult a representative of your Service Agent about the availability of fund shares and the Service Agent’s practices and other information.

Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

Please note that the fund does not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of Class I shares and Class IS shares. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.

Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest
•	How long you expect to own the shares
•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus
•	Whether you qualify for any reduction or waiver of sales charges
•	Availability of share classes

When choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.

Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

(i)	through a Service Agent or

(ii)	directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares
•	The contingent deferred sales charges that apply to the redemption of certain Class A shares
•	Who qualifies for lower sales charges on Class A shares

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•	Who qualifies for a sales load waiver

To visit the website, go to www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

22	Western Asset Intermediate Maturity New York Municipals Fund

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should also review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI or Class IS shares or, if you plan to purchase shares through the fund, contact the fund. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose. For more information please see the appendix located at the end of this Prospectus titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]

Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	0.50% on purchases of $500,000 or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor

Class C

•  No initial or contingent deferred sales charge

•  Generally higher annual expenses than Class A

•  Not available through LMIS Accounts

•  Effective on or about April 15, 2019, generally converts to Class A on the next monthly conversion processing date (generally, the fifteenth day of the month) after the shares have been held for 10 years from the purchase date; please consult your Service Agent for more information

		None	None	0.75% of average daily net assets	Class C shares of funds sold by the distributor

Class FI	• No initial or contingent deferred sales charge • Not available through LMIS Accounts • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor

Class I*

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•  Generally lower annual expenses than all classes, except Class IS

		None	None	None	Class I shares of funds sold by the distributor

Class IS*

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•  Generally lower annual expenses than the other classes

		None	None	None	Class IS shares of funds sold by the distributor

[1]	Ask your Service Agent or the fund about the funds available for exchange.
*	A Service Agent may assess its own commission on certain transactions in Class I and Class IS shares in an amount determined and separately disclosed to you by the Service Agent.

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Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of Service Agent compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 or more[1]	-0-	-0-	up to 0.50

[1]

The distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or more

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 0.50%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or
•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount from among the levels of investment specified under “Amount of investment” in the chart above. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or
•	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

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If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Shareholders investing in Class A shares through LMIS Accounts
•	Investors who redeemed at least the same amount of Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified
•	Directors and officers of any Legg Mason-sponsored fund
•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Class C shares

You buy Class C shares at net asset value with no initial sales charge and no contingent deferred sales charge. However, if you exchange Class C shares that were not subject to a contingent deferred sales charge when initially purchased for Class C shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange. Class C shares are not available for purchase through LMIS Accounts.

Service Agents receive an annual distribution and/or service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them.

Class C share conversion

Effective on or about April 15, 2019, except as noted below, Class C shares will automatically convert to Class A shares after the shares have been held for 10 years from the purchase date; the shares will be converted on the next monthly conversion processing date after the 10 year anniversary of purchase (generally, on the fifteenth of the month, or the next business day if the fifteenth is not a business day). The initial Class C share conversion will occur on April 15, 2019, when Class C shares purchased on or prior to April 15, 2009 will be converted to Class A shares. It is the responsibility of your Service Agent and not the fund or LMIS to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 10 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of this Prospectus or contact your Service Agent for more information.

For Class C shares that have been acquired through an exchange from another fund sold by LMIS, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.

All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for Federal income tax purposes.

Western Asset Intermediate Maturity New York Municipals Fund	25

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class FI shares are not available for purchase through LMIS Accounts.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.

Class I shares and Class IS shares

You buy Class I shares and Class IS shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares and Class IS shares are not subject to any distribution and/or service fees. However, if you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS, the Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent. In order to purchase Class I shares or Class IS shares, individual investors must meet the eligibility criteria to invest in such shares or purchase such shares through a Service Agent who holds shares through an omnibus account held on the books of the fund.

26	Western Asset Intermediate Maturity New York Municipals Fund

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund sold by the distributor
•	On shares representing reinvested distributions and dividends
•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in any other fund sold by the distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans
•	For involuntary redemptions of small account balances
•	For 12 months following the death or disability of a shareholder

To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.

Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Western Asset Intermediate Maturity New York Municipals Fund	27

Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through Service Agents that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI, Class I or Class IS shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”). Such investors may also include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account to a master account in the sponsor’s name. The Service Agent may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class I or Class IS shares. Class I and Class IS shares are available for exchange from Class A or Class C shares of the fund by participants in Eligible Investment Programs.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I or Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries.

Class I shares

Class I shares may be purchased by:

•	Institutional Investors who meet the $1,000,000 minimum initial investment requirement;
•	Individual investors investing directly with the fund who meet the $1,000,000 minimum initial investment requirement;
•	Clients of Eligible Financial Intermediaries;
•	Investors investing through a Service Agent acting solely as agent on behalf of its customers pursuant to an agreement with LMIS; and
•	Other investors authorized by LMIS.

Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I shares, among other share classes. In such cases your ability to hold Class I shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.

Your Service Agent may reserve the right to redeem your Class I shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account. Please contact your Service Agent for more information.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Class IS shares

Class IS shares may be purchased by accounts which are not subject to the payment of recordkeeping, account servicing, networking or similar fees by the fund to any intermediary. Class IS shares may be purchased by:

•	Institutional Investors;
•	Clients of Eligible Financial Intermediaries (including Management Accounts);
•	Investors investing through a Service Agent acting solely as agent on behalf of its customers pursuant to an agreement with LMIS; and
•	Other investors authorized by LMIS.

Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class IS shares, among other share classes. In such cases your ability to hold Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.

28	Western Asset Intermediate Maturity New York Municipals Fund

Your Service Agent may reserve the right to redeem your Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class IS shares. You may be subject to an initial sales charge in connection with such exchange and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Please contact your Service Agent for more information.

Other considerations

Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Western Asset Intermediate Maturity New York Municipals Fund	29

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another Legg Mason fund or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other Legg Mason funds, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Additional information about purchases

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, money orders, third-party checks, starter checks, internet

30	Western Asset Intermediate Maturity New York Municipals Fund

checks, cashier checks if not received from a financial institution in connection with a transfer of assets, credit card convenience checks and traveler’s checks for purchase of fund shares. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Account registration changes

Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Western Asset Intermediate Maturity New York Municipals Fund	31

Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I shares of the same fund under certain limited circumstances. Please refer to the section of this Prospectus titled “Institutional Investors — eligible investors” or contact your Service Agent for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the Prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

32	Western Asset Intermediate Maturity New York Municipals Fund

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Intermediate Maturity New York Municipals Fund	33

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). Your proceeds may be delayed for up to 10 days if you redeem shares recently purchased by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Redemption Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. Unless renewed, the Redemption Facility will terminate on November 18, 2019, and there can be no guarantee that it will be renewed.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone	If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information.

34	Western Asset Intermediate Maturity New York Municipals Fund

Please have the following information ready when you call: • Name of fund being redeemed • Class of shares being redeemed • The dollar amount or number of shares being redeemed • Account number

Systematic withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month and $150 quarterly per fund.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Intermediate Maturity New York Municipals Fund	35

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.

The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.

The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•

Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•

Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Medallion signature guarantees

To be in good order, your redemption request must include a Medallion signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file
•	Changed your account registration or your address within 30 days
•	Want the check paid to someone other than the account owner(s)
•	Are transferring the redemption proceeds to an account with a different registration

A Medallion signature guarantee may also be required if you:

•	Are making changes to the account registration after the account has been opened; and
•	Are transferring shares to an account in another Legg Mason fund with a different account registration

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.

The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

36	Western Asset Intermediate Maturity New York Municipals Fund

Restrictions on the availability of the fund outside the United States

The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.

This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.

U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.

The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.

For further information, you or your Service Agent may contact the fund at 1-877-721-1926 or 1-203-703-6002.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.

Small account fees

To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by LMIS for LMIS Accounts on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or LMIS assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class FI, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.

Small account balance liquidations

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.

Western Asset Intermediate Maturity New York Municipals Fund	37

Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) qualified retirement plans (such as 401(k) plans, 403(b) plans, profit sharing plans and money purchase plans); (iii) accounts with an active systematic investment plan; (iv) accounts with an active systematic withdrawal plan; (v) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents and (vi) accounts identified to us by the applicable Service Agent as being fee-based accounts.

General

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares (also known as short-term trading or frequent trading) may, in many cases, interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Some investors are seeking higher yields for their short term investments by investing in shorter term fixed income funds. The fund is often used for short term investments and permits short term trading of fund shares. This short term trading may result in additional costs to the fund.

The fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the fund or its shareholders. The fund’s manager and subadviser believe that, because the fund’s portfolio will normally include a significant percentage of short-term investments, it can accommodate more frequent purchases and redemptions than longer-term fixed income funds. On this basis, the Board has determined that it is appropriate for the fund not to have a policy to discourage frequent trading of fund shares. The fund reserves the right to implement frequent trading policies or other restrictions in the future. The fund also reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Confirmations and account statements

If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.

To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

38	Western Asset Intermediate Maturity New York Municipals Fund

Dividends, other distributions and taxes

Dividends and other distributions

The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000 in the fund and

•	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from New York municipal securities will also be exempt from New York State and New York City personal income taxes. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status	New York personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Usually capital gain or loss; long-term only if shares are owned more than one year
Exempt-interest dividends	Excludable from gross income	Exempt from tax if from interest on New York municipal securities; otherwise, generally ordinary income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain

For personal income tax purposes, New York does not provide reduced tax rates for dividends and long-term capital gains.

Western Asset Intermediate Maturity New York Municipals Fund	39

Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

40	Western Asset Intermediate Maturity New York Municipals Fund

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s NAV is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Western Asset Intermediate Maturity New York Municipals Fund	41

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI and Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. The information below, for fiscal years ended November 30, 2017 or later, has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The information for the years prior to the fiscal year ended November 30, 2017 was audited by another independent registered public accounting firm. The fund’s annual report is available upon request by calling toll-free 1-877-721-1926.

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$8.55	$8.64	$8.98	$9.05	$8.79

Income (loss) from operations:
Net investment income	0.26	0.27	0.26	0.27	0.28
Net realized and unrealized gain (loss)	(0.14)	(0.09)	(0.34)	(0.07)	0.26
Total income (loss) from operations	0.12	0.18	(0.08)	0.20	0.54

Less distributions from:
Net investment income	(0.26)	(0.27)	(0.26)	(0.27)	(0.28)
Total distributions	(0.26)	(0.27)	(0.26)	(0.27)	(0.28)

Net asset value, end of year	$8.41	$8.55	$8.64	$8.98	$9.05
Total return[2]	1.45%	2.11%	(0.96)%	2.19%	6.18%

Net assets, end of year (000s)	$82,728	$105,822	$139,752	$148,689	$146,780

Ratios to average net assets:
Gross expenses	0.86%	0.77%	0.75%	0.75%	0.76%
Net expenses[3]	0.75 [4]	0.75 [4]	0.75	0.75	0.75 [4]
Net investment income	3.12	3.14	2.90	2.96	3.10

Portfolio turnover rate	23%	12%	19%	5%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

42	Western Asset Intermediate Maturity New York Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$8.56	$8.65	$8.99	$9.05	$8.79

Income (loss) from operations:
Net investment income	0.21	0.22	0.21	0.21	0.22
Net realized and unrealized gain (loss)	(0.15)	(0.09)	(0.34)	(0.06)	0.26
Total income (loss) from operations	0.06	0.13	(0.13)	0.15	0.48

Less distributions from:
Net investment income	(0.21)	(0.22)	(0.21)	(0.21)	(0.22)
Total distributions	(0.21)	(0.22)	(0.21)	(0.21)	(0.22)

Net asset value, end of year	$8.41	$8.56	$8.65	$8.99	$9.05
Total return[2]	0.84%	1.50%	(1.55)%	1.69%	5.55%

Net assets, end of year (000s)	$43,914	$61,349	$73,060	$69,753	$71,277

Ratios to average net assets:
Gross expenses	1.44%	1.38%	1.36%	1.35%	1.38%
Net expenses[3,4]	1.35	1.35	1.35	1.35	1.35
Net investment income	2.52	2.54	2.29	2.36	2.50

Portfolio turnover rate	23%	12%	19%	5%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

Western Asset Intermediate Maturity New York Municipals Fund	43

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$8.54	$8.63	$8.97	$9.03	$8.77

Income (loss) from operations:
Net investment income	0.28	0.29	0.27	0.28	0.29
Net realized and unrealized gain (loss)	(0.15)	(0.09)	(0.34)	(0.06)	0.26
Total income (loss) from operations	0.13	0.20	(0.07)	0.22	0.55

Less distributions from:
Net investment income	(0.27)	(0.29)	(0.27)	(0.28)	(0.29)
Total distributions	(0.27)	(0.29)	(0.27)	(0.28)	(0.29)

Net asset value, end of year	$8.40	$8.54	$8.63	$8.97	$9.03
Total return[2]	1.60%	2.26%	(0.81)%	2.46%	6.35%

Net assets, end of year (000s)	$40,723	$51,685	$48,278	$46,730	$33,621

Ratios to average net assets:
Gross expenses	0.71%	0.68%	0.67%	0.67%	0.72%
Net expenses[3,4]	0.60	0.60	0.60	0.60	0.60
Net investment income	3.27	3.29	3.04	3.11	3.23

Portfolio turnover rate	23%	12%	19%	5%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

44	Western Asset Intermediate Maturity New York Municipals Fund

Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.

MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Initial sales charge waivers on Class A shares

Investors purchasing Class A shares of the fund through a Merrill Lynch, Pierce, Fenner & Smith Incorporated platform or account (“Merrill Lynch Accounts”) are eligible for a waiver of the initial sales load on certain purchases of Class A shares that may differ from others described in this Prospectus. Merrill Lynch Accounts that are eligible for the waiver include: (i) employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan; (ii) shares purchased by or through a Section 529 plan; (iii) shares purchased through a Merrill Lynch affiliated investment advisory program; (iv) shares purchased by third-party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform; (v) shares of funds purchased through the Merrill Edge Self-Directed platform; (vi) shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family); (vii) shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date; (viii) employees and registered representatives of Merrill Lynch or its affiliates and their family members; (ix) Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus; and (x) shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

Contingent deferred sales charge waivers on Class A and C shares available at Merrill Lynch

Investors holding shares subject to a contingent deferred sales charge through Merrill Lynch Accounts are eligible for a waiver of the contingent deferred sales charge on the redemption of shares: (i) due to the death or disability of the shareholder; (ii) as part of a systematic withdrawal plan as described in this Prospectus; (iii) due to the return of excess contributions from an IRA Account; (iv) as part of a required minimum distribution for IRAs and retirement accounts due to the shareholder reaching age 70 1/2; (v) sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch; (vi) acquired through the Right of Reinstatement; and (vii) held in retirement brokerage accounts that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable only to Class A shares and Class C shares).

Front-end load discounts on Class A shares

The following discounts are available on purchases of Class A shares through Merrill Lynch Accounts: (i) breakpoints in the Class A sales charge schedule described in this Prospectus; (ii) rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Merrill Lynch; eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets; and (iii) letters of intent (LOI), which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

Class A or Class A2 (as applicable) Sales Charge Waivers Available Only Through Certain Service Agents

Class A or Class A2 shares may be purchased at net asset without a sales charge by employees of any Service Agents that offer this waiver to their employees or employee-related accounts.

Western Asset Intermediate Maturity New York Municipals Fund	A-1

AMERIPRISE FINANCIAL

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT

Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management:

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI.

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•	Shares purchased through a Morgan Stanley self-directed brokerage account.
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

RAYMOND JAMES

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.

A-2	Western Asset Intermediate Maturity New York Municipals Fund

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the fund’s Prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-End Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the fund’s Prospectus.
•

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Western Asset Intermediate Maturity New York Municipals Fund	A-3

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Bank account information, legal documents, and identity verification documentation;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926. Revised April 2018.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset

Intermediate Maturity New York Municipals Fund

You may visit www.leggmason.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-04254)

FD0247ST 03/19

Prospectus     March 31, 2019

Share class (Symbol): A (SLMMX), C (SMALX), FI (—), I (LHMIX), IS (LHISX)

WESTERN ASSET

MASSACHUSETTS

MUNICIPALS FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the fund intends to no longer mail paper copies of the fund’s shareholder reports, unless you specifically request paper copies of the reports from the fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the fund electronically by contacting your Service Agent or, if you are a direct shareholder with the fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the fund, you can call the fund at 1-877-721-1926, or write to the fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks to provide Massachusetts investors with as high a level of current income exempt from federal income tax and Massachusetts personal income taxes as is consistent with the preservation of principal.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 24 under the heading “Sales charges,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 84 under the heading “Sales Charge Waivers and Reductions for Class A and Class A2 Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund.

If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.50	0.50	0.50	0.50	0.50
Distribution and/or service (12b-1) fees	0.15	0.70	0.25	None	None
Other expenses	0.36	0.34	0.48[6]	0.36	0.28[6]
Total annual fund operating expenses	1.01	1.54	1.23	0.86	0.78
Fees waived and/or expenses reimbursed[7]	(0.26)	(0.24)	(0.38)	(0.26)	(0.23)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75	1.30	0.85	0.60	0.55

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]

Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]

If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	“Other expenses” for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

2	Western Asset Massachusetts Municipals Fund

[7]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.30% for Class C shares, 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	498	708	935	1,586
Class C (with redemption at end of period)	232	462	816	1,813
Class C (without redemption at end of period)	132	462	816	1,813
Class FI (with or without redemption at end of period)	87	353	640	1,455
Class I (with or without redemption at end of period)	61	248	451	1,037
Class IS (with or without redemption at end of period)	56	226	410	944

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “Massachusetts municipal securities” or other investments with similar economic characteristics. Massachusetts municipal securities are securities the interest on which is exempt from regular federal income tax and Massachusetts state personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on Massachusetts municipal securities may be subject to the federal alternative minimum tax.

Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

The fund may invest in securities of any maturity. The fund focuses primarily on intermediate-term and long-term municipal securities, and will normally invest in securities which have remaining maturities at the time of purchase from one to more than thirty years.

The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option

Western Asset Massachusetts Municipals Fund	3

bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the fund’s securities fall, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low but have begun to rise, so the fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.

The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and

4	Western Asset Massachusetts Municipals Fund

those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Tax risk. The income on the fund’s municipal securities could become subject to federal income or Massachusetts state personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of federal alternative minimum tax.

Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or worsen.

Risks associated with focusing on investments in Massachusetts municipal securities. The fund focuses its investments on Massachusetts municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Massachusetts municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Investment company and ETF risk. Investing in securities issued by investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company. Unlike shares of typical mutual funds, shares of ETFs are

Western Asset Massachusetts Municipals Fund	5

generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund in which it invests, including advisory fees. These expenses are in addition to expenses that the fund bears directly in connection with its own operations. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s NAV, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

6	Western Asset Massachusetts Municipals Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/mutualfunds (select fund and share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (09/30/2009): 7.16    Worst Quarter (12/31/2010): (4.87)

Average annual total returns (%)
(for periods ended December 31, 2018)

Class A	1 year	5 years	10 years
Return before taxes	(4.27)	2.75	4.42
Return after taxes on distributions	(4.27)	2.75	4.42
Return after taxes on distributions and sale of fund shares	(1.33)	2.88	4.33

Other Classes (Return before taxes only)
Class C	(1.44)	3.09	4.30
Class I	0.24	3.80	5.02
Bloomberg Barclays Massachusetts Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.12	3.51	4.45
Lipper Massachusetts Municipal Debt Funds Average (reflects fees and expenses but no deduction for sales charges or taxes)	(0.06)	3.32	4.60

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

Western Asset Massachusetts Municipals Fund	7

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: Western Asset Management Company, LLC (formerly known as Western Asset Management Company)

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Leech has been a part of the portfolio management team for the fund since 2014. Messrs. Amodeo and Fare have been a part of the portfolio management team for the fund since 2006. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI2	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Systematic Investment Plans	50/50	50/50	N/A	1 million/None[3,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through LMIS Accounts.
[2]	Class FI shares are not available for purchase through LMIS Accounts.
[3]	Available to investors investing directly with the fund.
[4]

Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $50/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]

Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund intends to distribute income that is generally exempt from regular federal income and Massachusetts state personal income taxes. A portion of the fund’s distributions may be subject to such taxes and/or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

8	Western Asset Massachusetts Municipals Fund

More on the fund’s investment strategies, investments and risks

Important information

The fund seeks to provide Massachusetts investors with as high a level of current income exempt from federal income taxes and Massachusetts state personal income taxes as is consistent with the preservation of principal.

The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders. There is no assurance that the fund will meet its investment objective.

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “Massachusetts municipal securities” or other investments with similar economic characteristics.

The fund’s 80% investment policy may not be changed without shareholder approval.

The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Massachusetts municipal securities

Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income and Massachusetts state personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Massachusetts municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income and Massachusetts personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income and/or Massachusetts personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income and Massachusetts state personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than Massachusetts.

Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income and Massachusetts personal income taxes.

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Maturity

Although the fund may invest in securities of any maturity, the fund primarily focuses on intermediate- and long-term municipal securities. The fund will normally invest in securities that have remaining maturities at the time of purchase from one to more than thirty years. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

Credit quality

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value.

The fund’s subadviser may choose not to make use of derivatives.

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal and/or state income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the

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maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “loans,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Tender option bonds

In a tender option bond transaction, the fund transfers securities (typically municipal bonds or other municipal securities) into a special purpose entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues floating rate notes to third parties and residual interest tender option bonds to the fund. The net proceeds of the sale of the floating rate notes, after expenses, are received by the fund and may be invested in additional securities. The residual interest tender option bonds are inverse floaters, as the return on those bonds is inversely related to changes in a specified interest rate. Distributions on the inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Floating rate notes issued by a TOB Trust may be senior to the inverse floaters held by the fund. The fund may enter into tender option bond transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. Tender option bond transactions create leverage to the extent the fund invests the net proceeds of the floating rate notes in additional securities, and are considered a form of borrowing.

Equity securities

Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.

Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Zero coupon, pay-in-kind and deferred interest securities

Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no

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interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.

When-issued securities, delayed delivery, to be announced and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions. Recently finalized rules of the Financial Industry Regulatory Authority (“FINRA”) impose mandatory margin requirements for certain types of when-issued, to be announced or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and mandatory collateralization could increase the cost of such transactions and impose added operational complexity.

Short-term investments

The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the 1940 Act and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.

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Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.

Selection process

The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as education, housing, hospital and industrial development, based on their apparent relative values
•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates
•

Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.

The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Interest rates have been historically low but have begun to rise, so the fund faces a heightened risk that interest rates may continue to rise. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain non-U.S.

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governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities, which are rated below the Baa/BBB categories or unrated securities of comparable quality (“junk” bonds).

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.

High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt

14	Western Asset Massachusetts Municipals Fund

markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).

The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.

The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.

Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. In the case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non-redeeming shareholders to material losses.

The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.

Some funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are

Western Asset Massachusetts Municipals Fund	15

derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. Tender option bond transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in ”Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income or Massachusetts state personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or Massachusetts state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.

Some of the fund’s income distributions may be subject to regular federal income tax and/or Massachusetts state personal income tax, and distributions of any capital gains generally will be subject to regular federal income and potentially Massachusetts state personal income taxes. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of federal alternative minimum tax. Distributions of the fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than Massachusetts that impose such taxes.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less

16	Western Asset Massachusetts Municipals Fund

willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in Massachusetts municipal securities. The fund focuses its investments on Massachusetts municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Massachusetts municipal issuers. Employment levels, personal income and home prices contribute significantly to Massachusetts tax revenues, and the Commonwealth could suffer from declines in these or other sources of revenue. The Commonwealth’s income tax rate has been reduced in recent years following scheduled reductions, and, if certain conditions are met, further reductions may have an additional negative impact on state revenues. Meanwhile, certain state expenditures such as health care costs and the Commonwealth’s retirement benefit costs and pension liabilities continue to increase. Changes in federal law or regulation, such as the recently enacted 2017 Tax Cuts and Jobs Act, federal budgetary changes or other actions may lead to reductions in federal spending. Reductions in federal funding or other changes that increase state spending could place additional strain on the Commonwealth and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in the Commonwealth often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of Massachusetts municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality Massachusetts municipal securities to purchase, the amount of the fund’s income that is subject to Massachusetts taxes could increase. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of Massachusetts may be found in the SAI.

Investment company and ETF risk. Investing in securities issued by investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund in which it invests, including advisory fees. These expenses are in addition to expenses that the fund bears directly in connection with its own operations. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons,

Western Asset Massachusetts Municipals Fund	17

unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.

Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at www.leggmason.com/mutualfunds (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

18	Western Asset Massachusetts Municipals Fund

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2018, LMPFA’s total assets under management were approximately $184.8 billion.

Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2018, the total assets under management of Western Asset and its supervised affiliates were approximately $424.5 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2018, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $727.2 billion.

Investment professionals

The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Leech has been a part of the portfolio management team for the fund since 2014. Messrs. Amodeo and Fare have been a part of the portfolio management team for the fund since 2006. Messrs. Leech, Amodeo and Fare have been employed by Western Asset as investment professionals for at least the past five years.

The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.50% on assets up to and including $500 million; and 0.48% on assets over $500 million.

For the fiscal year ended November 30, 2018, the fund paid LMPFA an effective management fee of 0.24% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the period ended November 30, 2018.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.30% for Class C shares, 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2020, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Additional information

The fund enters into contractual arrangements with various parties, including, among others, the fund’s investment manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.

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Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to LMIS, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, LMIS and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

20	Western Asset Massachusetts Municipals Fund

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Class C shares are not available for purchase through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”). Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares. Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors—eligible investors” below for a description of the classes available to them.

Investors not purchasing directly from the fund may purchase shares through a Service Agent. Please note that if you are purchasing shares through a Service Agent, your Service Agent may not offer all classes of shares. Service Agents making fund shares available to their clients determine which share class(es) to make available. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Certain Service Agents may impose their own investment fees and practices for purchasing and selling fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the Service Agent. Consult a representative of your Service Agent about the availability of fund shares and the Service Agent’s practices and other information.

Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

Please note that the fund does not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of Class I shares and Class IS shares. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.

Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest
•	How long you expect to own the shares
•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus
•	Whether you qualify for any reduction or waiver of sales charges
•	Availability of share classes

When choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.

Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

(i)	through a Service Agent or

(ii)	directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares
•	The contingent deferred sales charges that apply to the redemption of Class C and certain Class A shares
•	Who qualifies for lower sales charges on Class A shares

Western Asset Massachusetts Municipals Fund	21

•	Who qualifies for a sales load waiver

To visit the website, go to www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

22	Western Asset Massachusetts Municipals Fund

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should also review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI or Class IS shares or, if you plan to purchase shares through the fund, contact the fund. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose. For more information please see the appendix located at the end of this Prospectus titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]

Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor

Class C

•  No initial sales charge

•  Contingent deferred sales charge for only 1 year

•  Generally higher annual expenses than Class A

•  Not available through LMIS Accounts

•  Effective on or about April 15, 2019, generally converts to Class A on the next monthly conversion processing date (generally, the fifteenth day of the month) after the shares have been held for 10 years from the purchase date; please consult your Service Agent for more information

		None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the distributor

Class FI	• No initial or contingent deferred sales charge • Not available through LMIS Accounts • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor

Class I*

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•  Generally lower annual expenses than all classes, except Class IS

		None	None	None	Class I shares of funds sold by the distributor

Class IS*

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•  Generally lower annual expenses than the other classes

		None	None	None	Class IS shares of funds sold by the distributor

[1]	Ask your Service Agent or the fund about the funds available for exchange.
*	A Service Agent may assess its own commission on certain transactions in Class I and Class IS shares in an amount determined and separately disclosed to you by the Service Agent.

Western Asset Massachusetts Municipals Fund	23

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of Service Agent compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or
•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount from among the levels of investment specified under “Amount of investment” in the chart above. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or
•	your spouse and children under the age of 21

24	Western Asset Massachusetts Municipals Fund

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Shareholders investing in Class A shares through LMIS Accounts
•	Investors who redeemed at least the same amount of Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified
•	Directors and officers of any Legg Mason-sponsored fund
•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. Class C shares are not available for purchase through LMIS Accounts.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class C share conversion

Effective on or about April 15, 2019, except as noted below, Class C shares will automatically convert to Class A shares after the shares have been held for 10 years from the purchase date; the shares will be converted on the next monthly conversion processing date after the 10 year anniversary of purchase (generally, on the fifteenth of the month, or the next business day if the fifteenth is not a business day). The initial Class C share conversion will occur on April 15, 2019, when Class C shares purchased on or prior to April 15, 2009 will be converted to Class A shares. It is the responsibility of your Service Agent and not the fund or LMIS to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 10 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of this Prospectus or contact your Service Agent for more information.

For Class C shares that have been acquired through an exchange from another fund sold by LMIS, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.

All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for Federal income tax purposes.

Western Asset Massachusetts Municipals Fund	25

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class FI shares are not available for purchase through LMIS Accounts.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.

Class I shares and Class IS shares

You buy Class I shares and Class IS shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares and Class IS shares are not subject to any distribution and/or service fees. However, if you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS, the Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent. In order to purchase Class I shares or Class IS shares, individual investors must meet the eligibility criteria to invest in such shares or purchase such shares through a Service Agent who holds shares through an omnibus account held on the books of the fund.

26	Western Asset Massachusetts Municipals Fund

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in any other fund sold by the distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.

Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Western Asset Massachusetts Municipals Fund	27

Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through Service Agents that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI, Class I or Class IS shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”). Such investors may also include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account to a master account in the sponsor’s name. The Service Agent may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class I or Class IS shares. Class I and Class IS shares are available for exchange from Class A or Class C shares of the fund by participants in Eligible Investment Programs.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I or Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries.

Class I shares

Class I shares may be purchased by:

•	Institutional Investors who meet the $1,000,000 minimum initial investment requirement;
•	Individual investors investing directly with the fund who meet the $1,000,000 minimum initial investment requirement;
•	Clients of Eligible Financial Intermediaries;
•	Investors investing through a Service Agent acting solely as agent on behalf of its customers pursuant to an agreement with LMIS; and
•	Other investors authorized by LMIS.

Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I shares, among other share classes. In such cases your ability to hold Class I shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.

Your Service Agent may reserve the right to redeem your Class I shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account. Please contact your Service Agent for more information.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Class IS shares

Class IS shares may be purchased by accounts which are not subject to the payment of recordkeeping, account servicing, networking or similar fees by the fund to any intermediary. Class IS shares may be purchased by:

•	Institutional Investors;
•	Clients of Eligible Financial Intermediaries (including Management Accounts);
•	Investors investing through a Service Agent acting solely as agent on behalf of its customers pursuant to an agreement with LMIS; and
•	Other investors authorized by LMIS.

Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class IS shares, among other share classes. In such cases your ability to hold Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.

28	Western Asset Massachusetts Municipals Fund

Your Service Agent may reserve the right to redeem your Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class IS shares. You may be subject to an initial sales charge in connection with such exchange and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Please contact your Service Agent for more information.

Other considerations

Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Western Asset Massachusetts Municipals Fund	29

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another Legg Mason fund or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other Legg Mason funds, please see the section titled “Exchanging shares — Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Additional information about purchases

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, money orders, third-party checks, starter checks, internet

30	Western Asset Massachusetts Municipals Fund

checks, cashier checks if not received from a financial institution in connection with a transfer of assets, credit card convenience checks and traveler’s checks for purchase of fund shares. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Account registration changes

Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Western Asset Massachusetts Municipals Fund	31

Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I shares of the same fund under certain limited circumstances. Please refer to the section of this Prospectus titled “Institutional Investors — eligible investors” or contact your Service Agent for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the Prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

32	Western Asset Massachusetts Municipals Fund

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Massachusetts Municipals Fund	33

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). Your proceeds may be delayed for up to 10 days if you redeem shares recently purchased by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Redemption Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. Unless renewed, the Redemption Facility will terminate on November 18, 2019, and there can be no guarantee that it will be renewed.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone	If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information.

34	Western Asset Massachusetts Municipals Fund

Please have the following information ready when you call: • Name of fund being redeemed • Class of shares being redeemed • The dollar amount or number of shares being redeemed • Account number

Systematic withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month and $150 quarterly per fund.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Massachusetts Municipals Fund	35

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.

The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.

The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•

Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•

Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Medallion signature guarantees

To be in good order, your redemption request must include a Medallion signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file
•	Changed your account registration or your address within 30 days
•	Want the check paid to someone other than the account owner(s)
•	Are transferring the redemption proceeds to an account with a different registration

A Medallion signature guarantee may also be required if you:

•	Are making changes to the account registration after the account has been opened; and
•	Are transferring shares to an account in another Legg Mason fund with a different account registration

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.

The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

36	Western Asset Massachusetts Municipals Fund

Restrictions on the availability of the fund outside the United States

The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.

This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.

U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.

The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.

For further information, you or your Service Agent may contact the fund at 1-877-721-1926 or 1-203-703-6002.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.

Small account fees

To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by LMIS for LMIS Accounts on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or LMIS assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class FI, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.

Small account balance liquidations

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.

Western Asset Massachusetts Municipals Fund	37

Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) qualified retirement plans (such as 401(k) plans, 403(b) plans, profit sharing plans and money purchase plans); (iii) accounts with an active systematic investment plan; (iv) accounts with an active systematic withdrawal plan; (v) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents and (vi) accounts identified to us by the applicable Service Agent as being fee-based accounts.

General

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may, in many cases, interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor either preceded or followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The

38	Western Asset Massachusetts Municipals Fund

distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Confirmations and account statements

If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.

To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

Western Asset Massachusetts Municipals Fund	39

Dividends, other distributions and taxes

Dividends and other distributions

The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000 in the fund and

•	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from Massachusetts municipal securities will also be exempt from Massachusetts personal income tax. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status	Massachusetts personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Usually capital gain or loss; long-term only if shares are owned more than one year
Exempt-interest dividends	Excludable from gross income	Exempt from tax if from interest on Massachusetts municipal securities; otherwise, generally ordinary income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain; a portion may be exempt from tax

40	Western Asset Massachusetts Municipals Fund

Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Western Asset Massachusetts Municipals Fund	41

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s NAV is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

42	Western Asset Massachusetts Municipals Fund

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI or Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. The information below, for fiscal years ended November 30, 2017 or later, has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The information for the years prior to the fiscal year ended November 30, 2017 was audited by another independent registered public accounting firm. The fund’s annual report is available upon request by calling toll-free 1-877-721-1926.

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.64	$12.52	$12.93	$12.90	$12.25

Income (loss) from operations:
Net investment income	0.40	0.40	0.39	0.44	0.48
Net realized and unrealized gain (loss)	(0.40)	0.12	(0.41)	0.02	0.65
Total income (loss) from operations	0.00 [2]	0.52	(0.02)	0.46	1.13

Less distributions from:
Net investment income	(0.39)	(0.40)	(0.39)	(0.43)	(0.48)
Total distributions	(0.39)	(0.40)	(0.39)	(0.43)	(0.48)

Net asset value, end of year	$12.25	$12.64	$12.52	$12.93	$12.90
Total return[3]	(0.02)%	4.19%	(0.25)%	3.65%	9.34%

Net assets, end of year (000s)	$44,012	$50,837	$58,664	$60,364	$56,221

Ratios to average net assets:
Gross expenses	1.01%	0.88%	0.84%	0.87%	0.87%
Net expenses[4,5]	0.75	0.75	0.75	0.75	0.75
Net investment income	3.19	3.16	2.97	3.39	3.79

Portfolio turnover rate	24%	5%	3%	15%	2%

[1]	Per share amounts have been calculated using the average shares method.
[2]	Represents less than $0.005 per share.
[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.
[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

Western Asset Massachusetts Municipals Fund	43

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.62	$12.50	$12.91	$12.88	$12.24

Income (loss) from operations:
Net investment income	0.33	0.33	0.32	0.37	0.41
Net realized and unrealized gain (loss)	(0.39)	0.12	(0.41)	0.02	0.64
Total income (loss) from operations	(0.06)	0.45	(0.09)	0.39	1.05

Less distributions from:
Net investment income	(0.32)	(0.33)	(0.32)	(0.36)	(0.41)
Total distributions	(0.32)	(0.33)	(0.32)	(0.36)	(0.41)

Net asset value, end of year	$12.24	$12.62	$12.50	$12.91	$12.88
Total return[2]	(0.49)%	3.62%	(0.81)%	3.08%	8.67%

Net assets, end of year (000s)	$9,571	$12,275	$14,354	$14,215	$14,479

Ratios to average net assets:
Gross expenses	1.54%	1.44%	1.40%	1.42%	1.47%
Net expenses[3,4]	1.30	1.30	1.30	1.30	1.30
Net investment income	2.62	2.61	2.42	2.84	3.25

Portfolio turnover rate	24%	5%	3%	15%	2%

[1]	Per share amounts have been calculated using the average shares method.
[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.
[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

44	Western Asset Massachusetts Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.64	$12.51	$12.92	$12.89	$12.25

Income (loss) from operations:
Net investment income	0.42	0.42	0.41	0.46	0.50
Net realized and unrealized gain (loss)	(0.40)	0.13	(0.41)	0.02	0.63
Total income from operations	0.02	0.55	0.00 [2]	0.48	1.13

Less distributions from:
Net investment income	(0.41)	(0.42)	(0.41)	(0.45)	(0.49)
Total distributions	(0.41)	(0.42)	(0.41)	(0.45)	(0.49)

Net asset value, end of year	$12.25	$12.64	$12.51	$12.92	$12.89
Total return[3]	0.14%	4.43%	(0.11)%	3.80%	9.42%

Net assets, end of year (000s)	$22,716	$23,664	$37,069	$13,740	$9,113

Ratios to average net assets:
Gross expenses	0.86%	0.77%	0.72%	0.78%	0.86%
Net expenses[4,5]	0.60	0.60	0.60	0.60	0.60
Net investment income	3.36	3.30	3.11	3.53	3.93

Portfolio turnover rate	24%	5%	3%	15%	2%

[1]	Per share amounts have been calculated using the average shares method.
[2]	Amount represents less than $0.005 per share.
[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.
[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

Western Asset Massachusetts Municipals Fund	45

Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.

MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Initial sales charge waivers on Class A shares

Investors purchasing Class A shares of the fund through a Merrill Lynch, Pierce, Fenner & Smith Incorporated platform or account (“Merrill Lynch Accounts”) are eligible for a waiver of the initial sales load on certain purchases of Class A shares that may differ from others described in this Prospectus. Merrill Lynch Accounts that are eligible for the waiver include: (i) employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan; (ii) shares purchased by or through a Section 529 plan; (iii) shares purchased through a Merrill Lynch affiliated investment advisory program; (iv) shares purchased by third-party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform; (v) shares of funds purchased through the Merrill Edge Self-Directed platform; (vi) shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family); (vii) shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date; (viii) employees and registered representatives of Merrill Lynch or its affiliates and their family members; (ix) Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus; and (x) shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

Contingent deferred sales charge waivers on Class A and C shares available at Merrill Lynch

Investors holding shares subject to a contingent deferred sales charge through Merrill Lynch Accounts are eligible for a waiver of the contingent deferred sales charge on the redemption of shares: (i) due to the death or disability of the shareholder; (ii) as part of a systematic withdrawal plan as described in this Prospectus; (iii) due to the return of excess contributions from an IRA Account; (iv) as part of a required minimum distribution for IRAs and retirement accounts due to the shareholder reaching age 70 1/2; (v) sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch; (vi) acquired through the Right of Reinstatement; and (vii) held in retirement brokerage accounts that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable only to Class A shares and Class C shares).

Front-end load discounts on Class A shares

The following discounts are available on purchases of Class A shares through Merrill Lynch Accounts: (i) breakpoints in the Class A sales charge schedule described in this Prospectus; (ii) rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Merrill Lynch; eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets; and (iii) letters of intent (LOI), which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

Class A or Class A2 (as applicable) Sales Charge Waivers Available Only Through Certain Service Agents

Class A or Class A2 shares may be purchased at net asset without a sales charge by employees of any Service Agents that offer this waiver to their employees or employee-related accounts.

Western Asset Massachusetts Municipals Fund	A-1

AMERIPRISE FINANCIAL

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT

Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management:

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI.

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•	Shares purchased through a Morgan Stanley self-directed brokerage account.
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

RAYMOND JAMES

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.

A-2	Western Asset Massachusetts Municipals Fund

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the fund’s Prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-End Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the fund’s Prospectus.
•

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Western Asset Massachusetts Municipals Fund	A-3

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Bank account information, legal documents, and identity verification documentation;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926. Revised April 2018.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset

Massachusetts Municipals Fund

You may visit www.leggmason.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-04254)

FD0226ST 03/19

March 31, 2019

LEGG MASON PARTNERS INCOME TRUST

Fund	Ticker Symbol

	Class A	Class C	Class FI	Class I	Class IS
WESTERN ASSET INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND (“Intermediate Maturity California Municipals Fund”)	ITCAX	SIMLX	—	SICYX	SICMX
WESTERN ASSET INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND (“Intermediate Maturity New York Municipals Fund”)	IMNYX	SINLX	—	LMIIX	SNYSX
WESTERN ASSET MASSACHUSETTS MUNICIPALS FUND (“Massachusetts Municipals Fund”)	SLMMX	SMALX	—	LHMIX	LHISX

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus of the Fund, dated March 31, 2019, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each Prospectus. This SAI contains additional information about each fund listed above (references to the “Fund” mean each Fund listed on this cover page, unless otherwise noted).

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. The Fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Fund’s distributor to sell shares of the Fund (each called a “Service Agent”), by writing the Fund at 100 First Stamford Place, Attn: Shareholder Services—5th Floor, Stamford, Connecticut 06902, by calling the telephone number set forth above, by sending an e-mail request to prospectus@leggmason.com or by visiting www.leggmason.com/mutualfundsliterature. Legg Mason Investor Services, LLC (“LMIS” or the “Distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc., serves as the Fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus and this SAI do not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

GLOSSARY OF TERMS

Because the following is a combined glossary of terms used for all the Legg Mason Funds, certain terms below may not apply to your fund. Any terms used but not defined herein have the meaning ascribed to them in the applicable Fund’s prospectus.

“12b-1 Plans” means the Fund’s distribution and shareholder services plan.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.

“1940 Act Vote” means the vote of the lesser of: (a) more than 50% of the outstanding shares of the Fund; or (b) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy.

“Advisers Act” means the Investment Advisers Act of 1940, as amended.

“Board” means the Board of Trustees or Board of Directors, as applicable.

“CEA” means the Commodity Exchange Act, as amended.

“CFTC” means the U.S. Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Corporation” (if applicable) means the corporation listed on the cover page of this SAI.

“Directors” means the directors of the Corporation.

“Distributor” means the party that is responsible for the distribution or sale of the Fund’s shares. Legg Mason Investor Services, LLC (“LMIS”) is the Fund’s distributor.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Fund” means the Fund or Funds listed on the cover of this SAI unless stated otherwise.

“Fundamental Investment Policy” means an investment policy of the Fund that may be changed only by a 1940 Act Vote. Only those policies expressly designated as such are fundamental investment policies. All other policies and restrictions may be changed by the Board without shareholder approval.

“Independent Director” or “Independent Trustee” (as applicable) means a Director of the Corporation or a Trustee of the Trust who is not an “interested person” (as defined in the 1940 Act) of the Corporation or Trust (as applicable).

“IRAs” means Individual Retirement Accounts.

“IRS” means Internal Revenue Service.

“Legg Mason” means Legg Mason, Inc.

“Legg Mason Funds” means the funds managed by Legg Mason Partners Fund Advisor, LLC or an affiliate.

“Manager” or “LMPFA” means Legg Mason Partners Fund Advisor, LLC.

“NAV” means net asset value.

“NRSROs” means nationally recognized (or non-U.S.) statistical rating organizations, including, but not limited to, Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings and S&P Global Ratings, a subsidiary of S&P Global Inc. (“S&P”).

“NYSE” means the New York Stock Exchange.

“Prospectus” means the prospectus of a Fund as referenced on the cover page of this SAI.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“Service Agent” means each bank, broker, dealer, insurance company, investment adviser, financial consultant or adviser, mutual fund supermarket and any other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the Fund.

“Subadviser” means Western Asset Management Company, LLC, as referred to in the Fund’s Prospectus and this SAI.

“Trust” (if applicable) means the trust listed on the cover page of this SAI.

“Trustees” means the trustees of the Trust.

INVESTMENT POLICIES

Investment Objective and Strategies

The Fund is registered under the 1940 Act, as an open-end management investment company. The Fund’s Prospectus discusses the Fund’s investment objective and strategies. The following is a summary of certain strategies and investment limitations of the Fund and supplements the description of the Fund’s investment strategies in its Prospectus. Additional information regarding investments practices and risk factors with respect to the Fund may also be found below in the section entitled Investment Practices and Risk Factors.

Intermediate Maturity California Municipals Fund

●

Investment objective. The Fund seeks to provide California investors with as high a level of current income exempt from federal income tax and California State personal income tax as is consistent with the preservation of principal.

●

Under normal circumstances, the Fund invests at least 80% of its assets in investment grade “California municipal securities” or other investments with similar economic characteristics. California municipal securities are securities the interest on which is exempt from regular federal income tax and California State personal income taxes. The Fund’s 80% policy may not be changed without a shareholder vote. Interest on California municipal securities may be subject to the federal alternative minimum tax.

●	The Fund may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).
●	The Fund may invest up to 20% of its assets in unrated securities that the Subadviser determines to be equivalent to investment grade.

Intermediate Maturity New York Municipals Fund

●

Investment objective. The Fund seeks to provide New York investors with as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with the preservation of principal.

●

Under normal circumstances, the Fund invests at least 80% of its assets in investment grade “New York municipal securities” or other investments with similar economic characteristics. New York municipal securities are securities the interest on which is exempt from regular federal income tax and New York State and New York City personal income taxes. The Fund’s 80% policy may not be changed without a shareholder vote. Interest on New York municipal securities may be subject to the federal alternative minimum tax.

●	The Fund may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).
●	The Fund may invest up to 20% of its assets in unrated securities that the Subadviser determines to be equivalent to investment grade.

Massachusetts Municipals Fund

●

Investment objective. The Fund seeks to provide Massachusetts investors with as high a level of current income exempt from federal income taxes and Massachusetts state personal income taxes as is consistent with the preservation of principal.

●

Under normal circumstances, the Fund invests at least 80% of its assets in investment grade “Massachusetts municipal securities” or other investments with similar economic characteristics. Massachusetts municipal securities are securities the interest on which is exempt from regular federal income tax and Massachusetts personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on Massachusetts municipal securities may be subject to the federal alternative minimum tax.

●	The Fund may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Fundamental and Non-Fundamental Investment Policies

General

The Fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the Fund may not be changed without a 1940 Act Vote. The Board may change non-fundamental investment policies at any time without shareholder approval and upon notice to shareholders.

If any percentage restriction described below (other than the limitation on borrowing) is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in asset values or characteristics will not constitute a violation of such restriction, unless otherwise noted below.

The Fund’s investment objective is non-fundamental.

Fundamental Investment Policies

The Fund’s fundamental investment policies are as follows:

Borrowing: The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Lending: The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior Securities: The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Real Estate: The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Commodities: The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Concentration: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

Municipal Securities:

Intermediate Maturity California Municipals Fund and Intermediate Maturity New York Municipals Fund: Under normal circumstances, the Fund invests at least 80% of its assets in its state’s investment grade municipal securities or other investments with similar economic characteristics.

Massachusetts Municipals Fund: Under normal circumstances, the Fund invests at least 80% of its assets in investment grade Massachusetts municipal securities or other investments with similar economic characteristics.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Fund does not contemplate borrowing money for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s Manager or the Subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, an SEC rule limits a fund’s purchases of illiquid securities to 15% of net assets. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, an SEC rule limits a fund’s purchases of illiquid securities to 15% of net assets. If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries or groups of industries. The Fund has been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration.

With respect to the fundamental policy relating to investments in municipal securities for each of Intermediate Maturity California Municipals Fund and Intermediate Maturity New York Municipals Fund set forth above, each Fund considers any investment in municipal securities that pay interest subject to the AMT as part of the 80% of the Fund’s assets to be invested in municipal securities.

With respect to the fundamental policy relating to investments in Massachusetts municipal securities for Massachusetts Municipals Fund set forth above, the Fund considers any investments in Massachusetts municipal securities that pay interest subject to the AMT as part of the 80% of the Fund’s assets that must be invested in Massachusetts municipal securities.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Diversification

A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the Fund is subject to greater risk than a diversified fund. Under the 1940 Act, the Fund may change its classification from non-diversified to diversified without shareholder approval.

Non-Fundamental Investment Policies

The following are some of the non-fundamental investment limitations that the Fund currently observes:

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If at any time another registered open-end investment company that is part of the same group of investment companies as the Fund invests in the Fund in reliance upon the provisions of subparagraph (G) of Section 12(d)(1) of the 1940 Act, the Fund will not invest in other registered open-end investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act.

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Massachusetts Municipals Fund Only: The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. The Fund monitors the portion of the Fund’s total assets that is invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities.

Commodity Exchange Act Regulation- Exclusion from Commodity Pool Operator Definition

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the CEA and, therefore are not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, and certain swaps or other investments, either directly or indirectly through investments in other investment vehicles (collectively, “Commodity Interests”).

Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it establishes a new Commodity Interest position: (1) the aggregate initial margin and premiums required to establish the Fund’s Commodity Interest positions does not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of the Fund’s Commodity Interests, determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund is not required to consider its exposure to such instruments if they are held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the markets for Commodity Interests.

If the Fund’s operators were to lose their ability to claim this exclusion with respect to the Fund, such persons would be required to comply with certain CFTC rules regarding commodity pools that could impose additional regulatory requirements and compliance obligations.

INVESTMENT PRACTICES AND RISK FACTORS

In addition to the investment strategies and the risks described in the Fund’s Prospectus and in this SAI under Investment Objective and Strategies, the Fund may employ other investment practices and may be subject to other risks, which are described below. The Fund may engage in the practices described below to the extent consistent with its investment objectives, strategies, policies and restrictions. However, as with any investment or investment technique, even when the Fund’s Prospectus or this discussion indicates that the Fund may engage in an activity, the Fund may not actually do so for a variety of reasons. In addition, new types of instruments and other securities may be developed and marketed from time to time. Consistent with its investment limitations, the Fund expects to invest in those new types of securities and instruments that its portfolio manager believes may assist the Fund in achieving its investment objective.

This discussion is not intended to limit the Fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Fund as broadly as possible. Statements concerning what the Fund may do are not intended to limit any other activity.

Alternative Investment Strategies and Temporary Defensive Investments

At times the Fund’s portfolio manager may judge that conditions in the securities markets make pursuing the Fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the portfolio manager may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund’s assets. In implementing these defensive strategies, the Fund may invest without limit in securities that the portfolio manager believes present less risk to the Fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities the portfolio manager considers consistent with such defensive strategies, such as, but not limited to, options or futures. During periods in which such strategies are used, the duration of the Fund may diverge from the duration range for the Fund disclosed in its Prospectus (if applicable). It is impossible to predict when, or for how long, the Fund will use these alternative strategies. As a result of using these alternative strategies, the Fund may not achieve its investment objective.

Bank Obligations

The Fund may invest in all types of bank obligations, including certificates of deposit (“CDs”), time deposits and bankers’ acceptances. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks relate to foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Borrowings

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the Fund in other securities or instruments in an effort to increase the Fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When the Fund invests borrowing proceeds in other securities, the Fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the Fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Fund’s return.

The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. Interest on any borrowings will be an expense to the Fund and will reduce the value of the Fund’s shares. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. During the term of the borrowing, the Fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the Fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could result in lower returns. The Fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires the Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings and other senior securities, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Collateralized Debt Obligations (“CDOs”), Collateralized Loan Obligations (“CLOs”) and Collateralized Bond Obligations (“CBOs”)

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default or its credit rating may be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Custodial Receipts

The Fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation for U.S. federal income tax purposes, the yield on the underlying security would be reduced by any entity-level corporate taxes paid by the issuer.

Custodial receipts may also evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. Custodial receipts are generally not considered obligations of the U.S. government for purposes of securities laws.

Cybersecurity Risk

With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Fund’s Manager, the Subadviser, other service providers to the Fund or its shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Fund’s Manager and the Subadviser have established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund and its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Debt and Fixed Income Securities

The Fund may invest in a variety of debt and fixed income securities, which may be issued by governmental, corporate or other issuers. Debt securities may pay fixed, floating or variable rates of interest or interest at a rate contingent upon some other factor. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

These securities share principal risks. For example, the level of interest income generated by the Fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Also, their values fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the Fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when the Fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.

Fixed Income Securities Ratings. Securities rated in the fourth highest ratings category by a NRSRO, such as those rated BBB by S&P, or Baa by Moody’s, and unrated securities of comparable quality, are generally regarded as having adequate capacity to pay interest and repay principal but may have some speculative characteristics. Securities rated below the fourth highest ratings category by an NRSRO, including those rated below Baa by Moody’s or BBB by S&P, and unrated securities of comparable quality, are generally considered below “investment grade,” and may have speculative characteristics, including a greater possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for lower rated securities to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case for high rated securities. Appendix B to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Derivatives — Generally

A derivative is a financial instrument that has a value based on, or derived from, the value of one or more underlying reference instruments or measures of value or interest rates (“underlying instruments”), such as a security, a commodity, a currency, an index, an interest rate or a currency exchange rate. A derivative can also have a value based on the likelihood that an event will or will not occur. Derivatives include futures contracts, forward contracts, options and swaps.

The Fund may use derivatives for any purpose, including but not limited to, to attempt to enhance income, yield or return, as a substitute for investing directly in a security or asset, or as a hedging technique in an attempt to manage risk in the Fund’s portfolio. The Fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful. The Fund’s use of derivative instruments may be limited from time to time by applicable law, availability or by policies adopted by the Board or Manager.

The Fund may utilize multiple derivative instruments and combinations of derivative instruments to seek to adjust the risk and return characteristics of its overall position. Combined positions will typically contain elements of risk that are present in each of its component transactions. It is possible that the combined position will not achieve its intended goal and will instead increase losses or risk to the Fund. Because combined positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Fund may enter into derivatives with standardized terms that have no or few special or unusual components, which are generally traded on an exchange, as well as derivatives with more complex features, singly or in combination. Non-standardized derivatives are generally traded over the counter (“OTC”). OTC derivatives may be standardized or have customized features and may have limited or no liquidity. The Fund’s derivatives contracts may be centrally cleared or settled bilaterally directly with a counterparty. The Fund’s derivatives contracts may be cash settled or physically settled.

In addition to the instruments and strategies discussed in this section, additional opportunities in connection with derivatives and other similar or related techniques may become available to the Fund as a result of the development of new techniques, the development of new derivative instruments or a regulatory authority broadening the range of permitted transactions. The Fund may utilize these opportunities and techniques to the extent that they are consistent with the Fund’s investment objectives and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

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Risks of Derivatives Generally. The use of derivatives involves special considerations and risks, certain of which are summarized below, and may result in losses to the Fund. In general, derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the Fund.

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Market risk. Derivatives can be complex, and their success depends in part upon the portfolio manager’s ability to forecast correctly future market or other trends or occurrences or other financial or economic factors or the value of the underlying instrument. Even if the portfolio manager’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in losses or otherwise unsuccessful transactions. Derivatives may behave in unexpected ways, especially in abnormal or volatile market conditions. The market value of the derivative itself or the market value of underlying instruments may change in a way that is adverse to the Fund’s interest. There is no assurance that the use of derivatives will be advantageous to the Fund or that the portfolio manager will use derivatives to hedge at an appropriate time.

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Liquidity risk. The Fund’s ability to close out or unwind a derivative prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the Fund is not successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at an advantageous or anticipated time or price. This may also be the case if the counterparty becomes insolvent. The Fund may be required to make delivery of portfolio securities or other underlying instruments in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While a position remains open, the Fund continues to be subject to investment risk on a derivative. The Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the derivative. Liquidity risk may be enhanced if a derivative transaction is particularly large. Certain derivatives, including certain OTC options and swaps, may be considered illiquid and therefore subject to the Fund’s limitation on illiquid investments.

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Leverage risk. Certain derivative transactions may have a leveraging effect on the Fund, meaning that the Fund can obtain significant investment exposure in return for meeting a relatively small margin or other investment requirement. An adverse change in the value of an underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. When the Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and certain other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Margin risk. Certain derivatives require the Fund to make margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin if the value of the derivative position changes in a manner adverse to the Fund. Derivatives may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the Fund. If the Fund has insufficient cash to meet additional margin requirements, it might need to sell securities at a disadvantageous time.

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Speculation risk. Derivatives used for non-hedging purposes may result in losses which are not offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the Fund uses a derivative as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivative transaction itself, such as counterparty risk.

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Cover risk. As described below, the Fund may be required to maintain segregated assets as “cover,” or make margin payments when it takes positions in derivatives involving obligations to third parties (i.e., derivatives other than purchased options). If the Fund were unable to close out its positions in such derivatives, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

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Counterparty risk. Certain derivatives involve the risk of loss resulting from the actual or potential insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy. The Fund may not be able to recover amounts owed to it by an insolvent counterparty.

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Operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

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OTC risk. Derivative transactions that are traded OTC, such as options, swaps, forward contracts, and options on foreign currencies, are entered into directly with counterparties or financial institutions acting as market makers, rather than being traded on exchanges or centrally cleared. Because OTC derivatives and other transactions are traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Fund intends to enter into transactions only with counterparties which the Fund believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults. The Fund bears the risk of loss of the amount expected to be received under an OTC derivative in the event of the default or bankruptcy of counterparty to the OTC derivative. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Credit/counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Credit/counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

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Non-U.S. derivatives risk. Derivative transactions may be conducted OTC outside of the United States or traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities or currencies. The value of such positions also could be adversely affected by (1) other foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms, procedures, margin requirements, fees, taxes or other charges than in the United States and (5) lesser trading volume. Many of the risks of OTC derivatives transactions are also applicable to derivative transactions conducted outside the United States, including counterparty risk.

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Currency derivatives risk. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other types of transactions.

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Turnover risk. Use of derivatives involves transaction costs, which may be significant. The Fund may be required to sell or purchase investments in connection with derivative transactions, potentially increasing the Fund’s portfolio turnover rate and transaction costs. Use of derivatives also may increase the amount of taxable income to shareholders.

Risks Associated with Hedging with Derivatives. If the portfolio manager uses a hedging strategy at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s return. Successful use of derivatives to hedge positions depends on the correlation between the price of the derivative and the price of the hedged asset.

The Fund may attempt to protect against declines in the value of the Fund’s portfolio assets by entering into a variety of derivatives transactions, including selling futures contracts, entering into swaps or purchasing puts on indices or futures contracts (short hedging). Short hedging involves the risk that the prices of the futures contracts or the value of the swap or the applicable index will correlate imperfectly with price movements in the Fund’s assets. If the value of the assets held in the Fund’s portfolio declines while the Fund has used derivative instruments in a short hedge, and the prices referenced in the short hedge do not also decline, the value of the Fund’s assets would decline, and the short hedge would not hedge or mitigate the loss in the value of the assets. With respect to a derivative transaction based on an index, the risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the assets included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use derivative instruments in a greater dollar amount than the dollar amount of portfolio assets being hedged. It might do so if the historical volatility of the prices of the portfolio assets being hedged is more than the historical volatility of the applicable index.

If the Fund has used derivatives to hedge or otherwise reduce the Fund’s risk exposure to a particular position and then disposes of that position at a time at which it cannot also settle, terminate or close out the corresponding hedge position, this may create short investment exposure. Certain “short” derivative positions involve investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited.

The Fund can use derivative instruments to establish a position in the market as a temporary substitute for the purchase of individual securities or other assets (long hedging) by buying futures contracts and/or calls on such futures contracts, indices or on securities or other assets, or entering into swaps. It is possible that when the Fund does so the market might decline. If the Fund then decides not to invest in the assets because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedge position that is not offset by a reduction in the price of the asset the Fund had intended to purchase.

Risk of Government Regulation of Derivatives. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. It is impossible to fully predict the effects of new and existing legislation and regulation, but the effects could be substantial and adverse. Additional regulation could, among other things, make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. Such regulation may limit or prevent the Fund from using derivatives as part of its investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals. Limitations or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using derivatives or affect pricing or other factors relating to derivatives or may change the availability of certain investments.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, mandatory clearing of derivatives may expose the Fund to new kinds of costs and risks.

Additionally, new regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Cover. The Fund’s use of derivatives may create financial obligations to third parties which if not covered could be construed as “senior securities” (as defined in the 1940 Act). To the extent that the Fund determined that such obligations may be deemed to create “senior securities,” the Fund intends to segregate or earmark liquid assets or otherwise “cover” such obligations. The Fund may cover such obligations using methods that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder and to the extent deemed appropriate by the Fund, interpretations and guidance of the SEC staff.

The Fund segregates with its custodian or otherwise earmarks cash, cash equivalents or liquid assets in an amount the Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts, or the Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are segregated or earmarked may be based on the derivative’s notional value or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. The Fund may segregate or earmark amounts in addition to the amounts described above. For example, if the Fund writes a physically settled put option, it will typically segregate or earmark liquid assets equal to the exercise price of the option, less margin on deposit, or hold the underlying instrument directly; if the Fund writes a cash settled put option, it will typically segregate or earmark liquid assets equal to the amount the option is in the money (meaning the difference between the exercise price of the option and the current market price of the underlying instrument, when the exercise price of the option is higher than the market price of the underlying instrument), marked to market on a daily basis, less margin on deposit. Alternatively, the Fund may, in certain circumstances, enter into an offsetting position rather than segregating or designating liquid assets (e.g., the Fund may cover a written put option with a purchased put option with the same or higher exercise price or cover a written call option with a purchased call option with the same or lower exercise price).

The segregation of assets does not reduce the risks to the Fund of entering into transactions in derivatives. Additionally, although the portfolio manager attempts to ensure that the Fund has sufficient liquid assets in respect of its obligations under its derivative contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. The Fund may modify its asset segregation policies from time to time.

Forward Currency Contracts

The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another currency at a future date and at a price set by the parties to the forward currency contract. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers (such as the Fund).

The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire (a long hedge). The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency (a short hedge). A “position hedge” is when the Fund owns a security denominated in, for example, euros and to protect against a possible decline in the euro’s value, the Fund enters into a forward currency contract to sell euros in return for U.S. dollars. A “position hedge” tends to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. A “proxy hedge” is when the Fund owns a security denominated in, for example, euros and to protect against a possible decline in the euro’s value, the Fund enters into a forward currency contract to sell a currency expected to perform similarly to the euro in return for U.S. dollars. A “proxy hedge” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a position hedge to the extent the proxy currency does not perform similarly to the targeted currency. The Fund could, in fact, lose money on both legs of the hedge, i.e., between the euro and proxy currency, and between the proxy currency and the dollar. The Fund also may use forward currency contracts to attempt to enhance return or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that the portfolio manager believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund’s portfolio manager believes that the U.S. dollar will increase in value relative to the euro, the Fund could write a forward contract to buy U.S. dollars in three months at the current price in order to sell those U.S. dollars for a profit if the U.S. dollar does in fact appreciate in value relative to the euro. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The precise matching of forward currency contract amounts, and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund may need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Successful use of forward currency contracts depends on the portfolio manager’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates. There is no assurance that the portfolio manager’s use of forward currency contracts will be advantageous to the Fund or that the portfolio manager will hedge at an appropriate time.

Non-deliverable Forwards. The consummation of a deliverable foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Forward currency contracts in which the Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate, with respect to an agreed notional amount. NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.

Under the Dodd-Frank Act, NDFs are classified as “swaps” and are therefore subject to the full panoply of CFTC swap regulations under the Dodd-Frank Act. Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be subject to mandatory clearing. For more information on central clearing and trading of cleared swaps, see “Swaps” below. Non-centrally-cleared NDFs are subject to mandatory minimum margin requirements for uncleared swaps. Deliverable foreign exchange forwards that solely involve the exchange of two different currencies on a specific future date at a fixed rate agreed upon by the parties are not considered “swaps” and accordingly are not subject to many of the regulations that apply to NDFs. However, as mandated by the Dodd-Frank Act and set forth in CFTC regulations adopted thereunder, foreign exchange forwards must be reported to a swap data repository, and swap dealers and major swap participants who are party to such transactions remain subject to the business conduct standards pertaining to swaps in connection with such deliverable foreign exchange forwards.

Futures Contracts and Options on Futures Contracts

Generally, a futures contract is an exchange-traded, standardized agreement that obligates the seller of the contract to deliver a specified quantity of an underlying instrument, such as a security, currency or commodity, to the purchaser of the contract, who has the obligation to take delivery of the underlying instrument, at a specified price and date. In the case of futures on indices, the two parties agree to take or make delivery of an amount of cash equal to the difference between the level of the index at the close of the last trading day of the contract and the price at which the contract originally was written. Options on futures give the purchaser the right to assume a position in a futures contract at the specified exercise price at any time during the period of the option.

Futures contracts, by their terms, have stated expirations and, at a specified point in time prior to expiration, trading in a futures contract for the current delivery month will cease. As a result, an investor wishing to maintain exposure to a futures contract with the nearest expiration must close out the position in the expiring contract and establish a new position in the contract for the next delivery month, a process referred to as “rolling.” The process of rolling a futures contract can be profitable or unprofitable depending in large part on whether the futures price for the subsequent delivery month is less than or more than the price of the expiring contract.

Futures contracts may be used for hedging and non-hedging purposes, such as to simulate full investment in the underlying instrument while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in the underlying instrument, to facilitate trading, to reduce transaction costs, or to seek higher investment returns (e.g., when a futures contract or option is priced more attractively than the underlying instrument). In addition, futures strategies can be used to manage the average duration of the Fund’s fixed income portfolio, if applicable. The Fund may sell a debt futures contract or a call option thereon or purchase a put option on that futures contract to attempt to shorten the portfolio’s average duration. Alternatively, the Fund may buy a debt futures contract or a call option thereon or sell a put option thereon to attempt to lengthen the portfolio’s average duration.

At the inception of a futures contract the Fund is required to deposit “initial margin” with a futures commission merchant (“FCM”) in an amount at least equal to the amount designated by the futures exchange (typically equal to 10% or less of the contract value). Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is required to be returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

In addition to initial margin payments, during the life of the transaction “variation margin” payments are made to and from the FCM as the value of the margin and the underlying derivative transaction varies, a process known as “marking-to-market.” Variation margin is intended to represent a daily settlement of the Fund’s obligations to or from a FCM. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In that case, the Fund would lose the premium it paid for the option plus transaction costs. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying instrument, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same instrument and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. If an offsetting sale price is more than the original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The Fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to segregate cash or securities (or designate these assets on its books as segregated).

Risks of Futures Contracts and Options Thereon: In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” futures contracts and options on futures contracts are subject to the following risks:

Successful use of futures contracts and related options depends upon the ability of the portfolio manager to assess movements in the direction of prices of securities, commodities, measures of value, or interest or exchange rates, which requires different skills and techniques than assessing the value of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument, but to the anticipated price level at some point in the future; accordingly trading of stock index futures may not reflect the trading of the securities that are used to formulate the index or even actual fluctuations in the index itself. There is, in addition, the risk that movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. Price distortions in the marketplace, resulting from increased participation by speculators in the futures market (among other things), may also impair the correlation between movements in the prices of futures contracts and movements in the prices of the hedged securities. If the price of the futures contract moves less than the price of securities that are the subject of the hedge, the hedge will not be fully effective; but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage may be partially offset by losses on the futures position.

Positions in futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be a liquid market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments. Options have a limited life and thus can be disposed of only within a specific time period.

Purchasers of options on futures contracts pay a premium in cash at the time of purchase which, in the event of adverse price movements, could be lost. Sellers of options on futures contracts must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. Because of the low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, the Fund’s activities in the futures markets may result in a higher portfolio turnover rate (see “Portfolio Transactions and Brokerage”) and additional transaction costs in the form of added brokerage commissions.

As noted above, exchanges may impose limits on the amount by which the price of a futures contract or related option is permitted to change in a single day. If the price of a contract moves to the limit for several consecutive days, the Fund may be unable during that time to close its position in that contract and may have to continue making payments of variation margin. The Fund may also be unable to dispose of securities or other instruments being used as “cover” during such a period. The CFTC and domestic exchanges have also established speculative position limits on the maximum speculative position that any person, or group of persons acting in concert, may hold or control in particular contracts and certain related swaps. Under current regulations, other accounts managed by the Manager or, if applicable, Subadviser are combined with the positions held by the Fund under the Manager’s or, if applicable, Subadviser’s management for position limit purposes. This trading could preclude additional trading by the Fund in such contracts.

When the Fund engages in futures transactions, it will also be exposed to the credit risk of its FCM. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearinghouse fully discharges all of its obligations. If an FCM were not to appropriately segregate client assets to the full extent required by the CEA, the Fund might not be fully protected in the event of the bankruptcy of an FCM. In the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even if certain property held by an FCM is specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund). Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, in the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who is a member of such clearinghouse.

Options

A call option gives the purchaser the right to buy, and obligates the writer to sell, an underlying investment (such as a specified security, commodity, currency, interest rate, currency exchange rate or index) at an agreed-upon price (“strike price”). A put option gives the purchaser the right to sell, and obligates the writer to buy, an underlying investment at an agreed-upon price. An American-style option may be exercised at any time during the term of the option, while a European-style option may be exercised only at the expiration of the option. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right granted under the option contract.

The value of an option position will reflect, among other things, the current market value of the underlying instrument, the time remaining until expiration, the relationship of the strike price to the market price of the underlying instrument, the historical price volatility of the underlying instrument and general market conditions. If the purchaser does not exercise the option, it will expire and the purchaser will have only lost the premium paid. If a secondary market exists, a purchaser or the writer may terminate a put option position prior to its exercise by selling it in the secondary market at its current price. The Fund will pay a brokerage commission each time it buys or sells an option. Such commissions may be higher than those that would apply to direct purchases or sales of the underlying instrument.

Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed and are standardized with respect to the underlying instrument, expiration date, contract size and strike price. In contrast, OTC options (options not traded on exchanges) are contracts between the Fund and a counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. The terms of OTC options generally are established through negotiation with the other party to the option contract (the counterparty). For a discussion on options on futures see “Futures Contracts and Options on Futures Contracts”.

Put Options. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the buyer exercises the option. A put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received, if the underlying instrument’s price remains greater than or equal to the strike price. If the underlying instrument’s price falls below the strike price, the put writer would expect to suffer a loss. The buyer of a put option can expect to realize a gain if the underlying instrument’s price falls enough to offset the cost of purchasing the option. Any losses suffered by the buyer would be limited to the amount of the premium plus related transaction costs.

Optional delivery standby commitments are a type of put that gives the buyer of an underlying instrument the right to sell the underlying instrument back to the seller on specified terms to induce a purchase of the underlying instrument.

Call Options. In return for the receipt of the premium, the writer of a call option assumes the obligation to sell the underlying instrument at the strike price to the buyer upon exercise of the option. A call writer would generally expect to profit, although its gain would be limited to the amount of the premium it received, if the option goes unexercised, which typically occurs when the underlying instrument’s price remains less than or equal to the strike price. If the underlying instrument’s prices were to rise above the strike price, the writer of the call option would generally expect to suffer a loss, which is theoretically unlimited. A call buyer’s maximum loss is the premium paid for the call option, whereas the buyer’s maximum profit is theoretically unlimited.

Straddles. A long straddle is the purchase of a call and a put option with the same expiration date and relating to the same underlying instrument where the strike price of the put is less than or equal to the strike price of the call. The Fund may enter into a long straddle when its portfolio manager believes that the underlying instrument’s price will move significantly during the term of the options. A short straddle is a combination of a call and a put written on the same underlying instrument with the same expiration date where the strike price of the put is less than or equal to the strike price of the call. In a covered short straddle, the underlying instrument is considered cover for both the put and the call that the Fund has written. The Fund may enter into a short straddle when the portfolio manager believes that it is unlikely that underlying instrument’s prices will experience volatility during the term of the options.

Options on Indices. Puts and calls on indices are similar to puts and calls on other underlying instruments except that all settlements are in cash and gains or losses depend on changes in the level of the index rather than on price movements of individual underlying instruments. The writer of a call on an index receives a premium and the obligation to pay the purchaser an amount of cash equal to the difference between the closing level of the index and the strike price times a specified multiple (“multiplier”), if the closing level of the index is greater than the strike price of the call. The writer of a put on an index receives a premium and the obligation to deliver to the buyer an amount of cash equal to the difference between the closing level of the index and strike price times the multiplier if the closing level is less than the strike price.

Risks of Options – In addition to the risks described under “Derivatives – Risks of Derivatives Generally,” options are also subject to the following risks:

Options on Indices Risk. The risks of investment in options on indices may be greater than options on securities and other instruments. Because index options are settled in cash, when the Fund writes a call on an index it generally cannot provide in advance for other underlying instruments because it may not be practical for the call writer to hedge its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

If the Fund exercises an index option before the closing index value for that day is available, there is the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer.

Timing Risk. The hours of trading for options may not conform to the hours during which the underlying instrument are traded. To the extent that the options markets close before the markets for the underlying instrument, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Options are marked to market daily and their value will be affected by changes in the value of the underlying instrument, changes in the dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying instrument and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate or other events affecting the underlying instrument, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on an underlying instrument.

Swaps

Generally, a swap agreement involves the exchange between two parties of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. Swaps may be negotiated bilaterally and traded OTC (OTC swaps) or, for certain types of swaps, must be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse (cleared swaps). Swaps include but are not limited to, interest rate swaps, total return swaps, index swaps, inflation indexed swaps, currency swaps, credit default swaps and options on swaps or “swaptions”.

OTC swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors. The swapped returns are generally calculated with respect to a notional amount, that is, the nominal or face amount used to calculate the payments to be made between the parties to the OTC swap.

The Fund may enter into a swap agreement for hedging or non-hedging purposes, including but not limited to, to enhance returns, increase liquidity, protect against currency and security price fluctuations, manage duration and gain exposure to certain markets or securities in a more cost-efficient manner.

When the Fund enters into a swap agreement on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash, cash equivalent or liquid assets having an aggregate market value at least equal to the accrued excess will be segregated in an account with the Fund’s custodian that satisfies the requirements of the 1940 Act. The Fund will take similar action with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. See “Interest Rate Swaps, Caps and Floors” below.

Risks of Swaps Generally. In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” swaps are subject to the following risks:

Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield and may affect the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other market factors such as security prices or inflation rates.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

The swap market is a relatively new market and is largely unregulated. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions.

Cleared Swaps. Recent legislation and implementing regulation require certain swaps to be cleared through a regulated clearinghouse. Although this clearing mechanism is generally intended to reduce counterparty credit risk, it may disrupt or limit the swap market and may result in swaps being more difficult to trade or value. As swaps become more standardized, the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Fund will assume the risk that the clearinghouse may be unable to perform its obligations.

When the Fund enters into a cleared swap transaction, the Fund is subject to the credit and counterparty risk of the clearing house and the clearing member through which it holds its cleared position. Credit/counterparty risk of market participants with respect to centrally cleared swaps is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers generally are held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts generally are held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

In some ways, centrally cleared swaps arrangements are less favorable to the Fund than OTC swaps arrangements. For example, the Fund may be required to provide greater amounts of margin for cleared swaps than for OTC swaps. Also, in contrast to OTC swaps, following a period of notice to the Fund, a clearing member generally can require termination of existing cleared swaps at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose the Fund to greater credit risk of its clearing member, because margin for cleared swaps in excess of clearing house margin requirements typically is held by the clearing member. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Fund and its clearing members is developed by the clearing members and generally is less favorable to the Fund than typical OTC swap documentation. For example, this documentation generally includes a one-way indemnity by the Fund in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Fund’s clearing member, and the documentation typically does not give the Fund any rights to exercise remedies if the clearing member defaults or becomes insolvent.

Some types of cleared swaps are required to be executed on an exchange or on a swap execution facility (“SEF”). A SEF is a trading platform where multiple market participants can execute swaps by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared swap market, trading on a SEF can create additional costs and risks for the Fund. For example, SEFs typically charge fees, and if the Fund executes swaps on a SEF through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a SEF, or a broker intermediary who executes cleared swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF.

The Fund may enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps entered into between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of more than one swap transaction, the amount payable shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on any swap, the counterparty can terminate all outstanding swaps with that party. As a result, to the extent the Fund enters into master netting agreements with a counterparty, the Fund may be required to terminate a greater number of swap agreements than if it had not entered into such an agreement, which may result in losses to the Fund.

Interest Rate Swaps, Caps and Floors. Interest rate swaps are agreements between two parties to exchange interest rate payment obligations. Typically, one party’s obligation is based on a fixed interest rate while the other party’s obligation is based on an interest rate that fluctuates with changes in a designated benchmark. An interest rate cap transaction entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. An interest rate floor transaction entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor. Caps and floors have an effect similar to buying or writing options. Caps and floors are typically less liquid than swaps.

Options on Swaps (“Swaptions”). A swaption is a contract that gives the counterparty the right, but not the obligation to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Swaptions are generally subject to the same risks involved in the use of options and swaps. Depending on the terms of the option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, only the amount of premium the Fund paid is at risk should the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement, which may result in losses to the Fund in excess of the premium it received.

Credit Default Swaps and Related Investments. The Fund may enter into credit default swap contracts for investment purposes and to add leverage to its investment portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a debt-reference obligation to the counterparty in the event of a default by a third party on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the swap. Credit default swap contracts involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for certain credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. It is possible that developments in the swap market, including new or modified government regulation, could adversely affect the Fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

The Fund may also purchase credit default swap contracts to attempt to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund may invest in credit default swap index products that provide exposure to multiple credit default swaps. The Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). Such investments are subject to the associated risks with investments in credit default swaps discussed above.

Duration

For the simplest fixed income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon “bullet” bond with a maturity of 3.5 years (i.e., a bond that pays interest at regular intervals and that will have a single principal payment of the entire principal amount in 3.5 years) might have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

Determining duration becomes more complex when fixed income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by 35 bps if its yield goes up by 10 bps, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 bps if its yield goes up by 10 bps. The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, the Fund’s portfolio manager may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.

A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration. As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Equity Securities

Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants and rights, and securities convertible into common stocks. Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. The value of an equity security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s equity securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Exchange Traded Funds (“ETFs”)

ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and a short ETF may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, the Fund’s risk would be limited to the amount it invested in the ETF. Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions on Underlying Assets without seeking to replicate the performance of a reference index or industry sector or asset class.

Unlike shares of typical open-end management investment companies or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day and bought and sold based on market price rather than net asset value. Shares can trade at either a premium or discount to net asset value. The portfolios held by ETFs are typically publicly disclosed on each trading day and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual net asset value of the Underlying Assets and the ETF will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the Fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual net asset values.

Gains or losses on the Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies apply absent exemptive relief. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. Under the orders, other investment companies generally may acquire up to 25% of the assets of an ETF. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

High Yield (“Junk”) Bonds

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “high yield” or “junk” bonds. Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the securities. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by issuers of these securities is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to senior indebtedness. In addition, the market value of securities in lower rated categories is generally more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also limit the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations often have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer exercises that right, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in lower rated zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than lower rated bonds that pay interest currently.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund (if applicable). Neither event will require sale of these securities by the Fund, but the portfolio manager will consider the event in determining whether the Fund should continue to hold the security.

Illiquid Investments and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid security is any security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. To the extent required by applicable law and SEC guidance, the Fund will not acquire an illiquid security if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Fund’s net assets. If at any time the portfolio manager determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the portfolio manager will take such steps as it considers appropriate to reduce the percentage as soon as reasonably practicable.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally classified as illiquid, the Fund may determine that a particular restricted security is “liquid.” Investing in these restricted securities could have the effect of increasing the Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the Fund may determine that some Rule 144A securities are liquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

Liquidity Risk Management. In October 2016, the SEC adopted Rule 22e-4 under the 1940 Act requiring, among other things, that the Fund and other Legg Mason open-end funds establish a liquidity risk management program that is reasonably designed to assess and manage liquidity risk. Effective December 1, 2018, the Fund implemented initial portions of its liquidity risk management program to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Fund’s liquidity risk management program administrator to administer such program and will review no less frequently than annually a written report prepared by the liquidity risk management program administrator that addresses the operation of the program and assesses its adequacy and effectiveness of implementation. Certain aspects of the liquidity risk management program were implemented effective December 1, 2018, and the entire program will take effect on June 1, 2019. Costs associated with complying with the rule could impact the Fund’s performance and its ability to achieve its investment objective.

Investments by Other Funds and by Other Significant Investors

Certain investment companies, including those that are affiliated with the Fund because they are managed by the Manager or an affiliate of the Manager, may invest in the Fund and may at times have substantial investments in one or more funds. Other investors also may at times have substantial investments in one or more funds.

From time to time, the Fund may experience relatively large redemptions or investments due to transactions in fund shares by a fund or other significant investor. The effects of these transactions could adversely affect the Fund’s performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. Such transactions may increase brokerage and/or other transaction costs of the Fund. A large redemption could cause the Fund’s expenses to increase and could result in the Fund becoming too small to be economically viable. Redemptions of fund shares could also accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares.

The Manager and the Subadviser are subject to potential conflicts of interest in connection with investments in the Fund by an affiliated fund due to their affiliation. For example, the Manager or the Subadviser could have the incentive to permit an affiliated fund to become a more significant shareholder (with the potential to cause greater disruption) than would be permitted for an unaffiliated investor. Investments by an affiliated fund may also give rise to conflicts in connection with the voting of fund shares. The Manager, the Subadviser and/or its advisory affiliates intend to seek to address these potential conflicts of interest in the best interests of the Fund’s shareholders, although there can be no assurance that such efforts will be successful. The Manager and the Subadviser will consider how to minimize potential adverse impacts of affiliated fund investments, and, may take such actions as each deems appropriate to address potential adverse impacts, including redemption of shares in-kind, rather than in cash.

Investments in Other Investment Companies

Subject to applicable statutory and regulatory limitations described below, the Fund may invest in shares of other investment companies, including shares of open-end and closed-end investment companies affiliated or unaffiliated with the Fund, business development companies, exchange-traded funds and unregistered investment companies.

An investment in an investment company is subject to the risks associated with that investment company’s portfolio securities. Investments in closed-end funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value. To the extent the Fund invests in shares of another investment company, the Fund will indirectly bear a proportionate share of that investment company’s advisory fees and other operating expenses. These fees are in addition to the advisory fees and other operational expenses incurred directly by the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

Section 12(d)(1)(A) of the 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other “registered investment companies” (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. Certain exceptions may be available from these limits such as when the Fund invests in certain exchange-traded funds or money-market funds or in investment companies that are part of the same group of investment companies as the Fund.

Investment in Affiliated Money Market Funds

The Fund may invest, to the extent permitted by applicable law, all or some of its short-term cash investments in a money market fund or similarly-managed pool advised by the Manager, Subadviser or an affiliate of the Manager that may or may not be required to register with the SEC as an investment company. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of the fund in which it invests, which may result additional expenses for the Fund.

Loans

Loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The Fund may acquire an interest in loans through the primary market by acting as one of a group of lenders of a loan. The primary risk in an investment in loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such a default with regard to a loan in which the Fund had invested would have an adverse effect on the Fund’s net asset value. In addition, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s net asset value. Other factors, such as rating downgrades, credit deterioration, or large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity could reduce the value of loans, impairing the Fund’s net asset value. Loans may not be considered “securities” for certain purposes and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Loans in which the Fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans which hold a more senior position in the borrower’s capital structure or that are secured with collateral. In the case of collateralized senior loans, however, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower.

The Fund may also acquire an interest in loans by purchasing participations (“Participations”) in and/or assignments (“Assignments”) of portions of loans from third parties. By purchasing a Participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. Participations typically will result in the Fund’s having a contractual relationship only with the lender and not the borrower. The Fund will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation.

When the Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the lender from which the Fund is purchasing the Assignments. Certain of the Participations or Assignments acquired by the Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

The Fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

In addition, the Fund may have difficulty disposing of its investments in loans. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular loans or Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans may also make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s investments and calculating its net asset value.

The issuer of a loan may offer to provide material, non-public information about the issuer to investors, such as the Fund. The Fund’s portfolio manager may avoid receiving this type of information about the issuer of a loan either held by or considered for investment by the Fund, because of prohibitions on trading in securities of issuers while in possession of such information. The decision not to receive material, non-public information may place the Fund at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer.

Mortgage-Backed and Other Asset-Backed Securities – Generally

An asset-backed security is a fixed income security that derives its value primarily from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit card receivables), collateralized mortgage obligations, and collateralized debt obligations.

Asset-backed and mortgage-backed securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, payments of principal of and interest on mortgage-backed securities and asset-backed securities are made more frequently than are payments on conventional debt securities. The average life of asset-backed and mortgage-backed securities is likely to be substantially less than the original maturity of the underlying asset pools as a result of prepayments or foreclosures of mortgages, as applicable. In addition, holders of mortgage-backed securities and of certain asset-backed securities (such as asset-backed securities backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the mortgage-backed security or asset-backed security originally held. To the extent that mortgage-backed securities or asset-backed securities are purchased by the Fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. To the extent the loans underlying a security representing an interest in a pool of mortgages or other assets are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the Fund was at a discount from par). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the Fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining interest rates because, among other reasons, it may be possible for borrowers to refinance their outstanding obligation at lower interest rates. When market interest rates increase, the market values of asset-backed and mortgage-backed securities decline. At the same time, however, refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of asset-backed and mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities.

Changes in the market’s perception of the mortgages or assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an asset-backed or mortgage-backed security, as will the exhaustion of any credit enhancement.

The risks of investing in asset-backed and mortgage-backed securities ultimately depend upon the payment of the underlying loans by the individual borrowers. In its capacity as purchaser of an asset-backed security or mortgage-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. The risk of non-payment is greater for asset-backed and mortgage-backed securities that are backed by pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting loan repayments may include a general economic turndown and high unemployment. Mortgage-backed securities may be adversely affected by a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Additional information regarding different types of asset-backed and mortgage-backed securities is provided below. Governmental, government-related or private entities may create pools of loan assets offering pass-through investments in addition to those described below. As new types of asset-backed or mortgage-backed securities are developed and offered to investors, the portfolio manager may, consistent with the Fund’s investment objective and policies, consider making investments in such new types of securities.

Mortgage-Backed Securities. Mortgage-backed securities (“MBS”) represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others, to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are assembled for sale to investors (such as the Fund) by various governmental or government-related agencies and private organizations, such as dealers.

Government-sponsored MBS. Some government sponsored mortgage-related securities are backed by the full faith and credit of the United States. The Government National Mortgage Association (“Ginnie Mae”), the principal guarantor of such securities, is a wholly owned United States government corporation within the Department of Housing and Urban Development. Other government-sponsored mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress and subject to general regulation by the Department of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. The U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, but there can be no assurances that it will support these or other government-sponsored entities in the future.

Privately Issued MBS. Unlike MBS issued or guaranteed by the U.S. government or certain government-sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Adjustable rate mortgage-backed securities. Adjustable rate mortgage-backed securities (“ARMBS”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. Adjustable rate mortgages eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for a set number of scheduled monthly payments. After that schedule of payments has been completed, the interest rates of the adjustable rate mortgages are subject to periodic adjustment based on changes to a designated benchmark index.

Mortgages underlying most ARMBS may contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the mortgage. In addition, certain adjustable rate mortgages provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the maximum rate for the adjustable rate mortgages underlying an ARMBS, the ARMBS’ coupon may represent a below market rate of interest. In these circumstances, the market value of the ARMBS will likely have fallen. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgages that remain in the mortgage pool underlying the ARMBS may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. In addition, the current yields on ARMBS may be different than market yields during interim periods between coupon reset dates.

Stripped mortgage-backed securities. Stripped mortgage-backed securities (“SMBS”) are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only class), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

SMBS have greater volatility than other types of securities. Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, the secondary market for SMBS may be more volatile and less liquid than that for other MBS, potentially limiting the Fund’s ability to buy or sell SMBS at any particular time.

Collateralized mortgage obligations. Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation (“CMO”). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker-dealers, and by government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker that issued the CMO held by the Fund, the Fund could experience delays in liquidating both its position and losses. The Fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. The Fund may also invest in “stripped” CMOs, which represent only the income portion or the principal portion of the CMO. The values of stripped CMOs are very sensitive to interest rate changes; accordingly, these instruments present a greater risk of loss than conventional mortgage-backed securities.

Tiered index bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond would decline and may be considerably more volatile than that of a fixed-rate bond.

Other Asset-Backed Securities – Additional Information

Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to the risks described above under “Mortgage-Backed and Other Asset-Backed Securities — General,” including risks associated with changes in interest rates and prepayment of underlying obligations.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit card receivables are unsecured. Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit card.

Additionally, an asset-backed security is subject to risks associated with the servicing agent’s or originator’s performance. For example, a servicing agent or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral.

Asset-backed commercial paper. The Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Collateralized debt obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default or its credit rating may be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Mortgage Dollar Rolls

In a mortgage dollar roll, also known as a forward roll transaction, the Fund sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) MBS on a specified future date. The Fund may enter into a mortgage dollar roll commitment with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified future date, the Fund sells the security and then agrees to repurchase a similar security at a later time. In this case, the Fund forgoes interest on the security during the roll period and is compensated by the interest earned on the cash proceeds of the initial sale of the security and by the difference between the sale price and the lower repurchase price at the future date. At the time the Fund enters into a mortgage dollar roll commitment, the Fund will set aside cash or other appropriate liquid securities with a value at least equal to the Fund’s obligation under the commitment. The Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Forward roll transactions may have a leveraging effect on the Fund, making the value of an investment in the Fund more volatile and increasing the Fund’s overall investment exposure. Successful use of mortgage dollar rolls may depend on the portfolio manager’s ability to correctly predict interest rates and prepayments. There is no assurance that mortgage dollar rolls can be successfully employed.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “municipal bonds”) generally include debt obligations (including, but not limited to bonds, notes or commercial paper) issued by or on behalf of any of the 50 U.S. states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is generally excluded from gross income for regular U.S. federal income tax purposes, although it may be subject to the U.S. federal alternative minimum tax (“AMT”).

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond to pay interest and repay principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under U.S. federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds, and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT. For regular U.S. federal income tax purposes such interest is tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item.

Industrial Development Bonds. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Tender Option Bonds. Tender option bonds represent securities issued by a special purpose trust formed for the purpose of holding securities (typically municipal bonds or other municipal securities) that are contributed to the trust by the Fund or another third party. The trust typically issues two classes of securities: short-term floating rate interests (sometimes known as “put bonds” or “puttable securities”), which are generally sold to third party investors (often money market funds), and residual interests (also referred to as “inverse floaters”), which are generally held by the Fund that contributed securities to the trust. The short-term floating rate interests typically have first priority on the cash flow from the municipal bonds or other securities held by the trust, and the remaining cash flow less certain expenses is paid to holders of the residual interests. If the Fund is the seller of the municipal bonds or other securities to the trust, it receives the proceeds from the trust’s sale of the floating rate interests, less certain transaction costs. These proceeds are frequently used by the Fund to invest in other securities, which generates leverage for the Fund.

Residual interests in tender option bond trusts in which the Fund will invest will pay interest or income that, in the opinion of counsel to the applicable trust, is exempt from regular U.S. federal income tax. Neither the Fund, nor the Manager, nor the Subadviser will conduct its own analysis of the tax status of the interest or income paid by residual interest held by the Fund, but will rely on the opinion of counsel to the applicable trust.

Typically, a liquidity provider is engaged to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as the failure to remarket a certain percentage of the floating rate interests in a timely fashion, the downgrading (but typically not below investment grade or in connection with events indicating that bankruptcy of the issuer may be likely) of the bonds held by the tender option bond trust, or certain regulatory or tax events. A fund participating in a tender option bond transaction will bear the fees paid to the liquidity provider for providing the put option to the holders of the floating rate interests. If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the municipal bonds or other securities held by the tender option bond trust or to cause the tender option bond trust to sell the securities and distribute the proceeds to the liquidity provider.

Tender option bond transactions may be effected on a recourse or non-recourse basis. In a recourse transaction, the Fund typically enters into an agreement, requiring the Fund to pay the liquidity provider an amount equal to any loss suffered by the liquidity provider in connection with the transactions described above. The net economic effect of this agreement is to treat the Fund as though it had entered into a special type of reverse repurchase agreement pursuant to which the Fund is required to repurchase the municipal bonds or other securities upon the occurrence of certain events (such as a downgrading of securities held by the trust or a failed remarketing of the floating rate interests, which would most likely be due to an adverse change in interest rates) but not others (such as a default of the securities held by the trust). Such an arrangement may expose the Fund to a risk of loss that exceeds its investment in the tender option bond residual interests.

In a non-recourse transaction, the Fund would not be required to pay the liquidity provider in the event that it suffers a loss. However, the Fund might incur a loss if the liquidity provider liquidates the tender option bond trust at an inopportune time. Even if a tender option bond transaction was entered into on a non-recourse basis, under certain circumstances it might be in the Fund’s interest to later agree to a recourse arrangement in order to prevent the liquidity provider from terminating the trust at that time.

Transactions in the short-term floating rate interests of tender option bonds are generally facilitated by a remarketing agent for the tender option bond trust, which sets an interest rate for the securities, typically on a weekly basis. Holders of the floating rate securities usually have the right to require the trust or a specified third party acting as agent for the trust (such as the liquidity provider) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the interest rate changes. A failure to remarket typically requires the liquidity provider to purchase the floating rate interests and in turn the liquidity provider may have recourse to the tender option bond trust and to the Fund, as described above. A fund participating in a tender option bond transaction will also bear the fees paid to the remarketing agent and or tender agent for providing services to the tender option bond trust.

If the Fund purchases all or a portion of the short-term floating rate securities sold by the trust, it is usually permitted to surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the trust in exchange for a proportionate amount of the municipal bonds or other securities held by the trust.

On December 10, 2013, U.S. regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds, as defined in the rules.” These rules may preclude banking entities and their affiliates from (i) sponsoring tender option bond trust programs (as such programs were then structured) and (ii) continuing relationships with or services for such tender option bond trust programs. In response to the Volcker Rule, industry participants have developed alternative structures for tender option bond financings in which service providers are engaged to assist with establishing, structuring and sponsoring tender option bond trusts. The service providers, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Fund holding residual interests of the tender option bond trust. This new tender option bond structure and any other strategies that may be developed to address the Volcker Rule may be more or less advantageous to the Fund than obtaining leverage through existing tender option bond transactions. As the Volcker Rule’s final compliance date was July 17, 2017, its ultimate impact on the tender option bond market and the municipal securities market generally is not yet known.

Tender option bond transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Fund. The ultimate impact of these rules on the tender option bond market and the overall municipal market is not yet certain.

Municipal Leases. Municipal leases or installment purchase contracts are issued by a U.S. state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover the Fund’s exposure.

Participation Interests. Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives the Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The Fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the Fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the Fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although the Fund may also purchase insurance, in which case the cost of insurance will be an expense of the Fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that the Fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes. There are four major varieties of municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by U.S. states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Although tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments. Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in the Fund receiving a variable rate on its investment.

Because of the variable nature of the instruments when prevailing interest rates decline, the yield on these instruments generally will decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments generally will increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

Stand-By Commitments. Under a stand-by commitment a dealer agrees to purchase, at the Fund’s option, specified municipal obligations held by the Fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the Fund.

The Fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Taxable Municipal Obligations. The market for U.S. taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular U.S. federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the U.S. state within which the obligation is issued, such interest will nevertheless generally be subject to all other U.S. state and local income and franchise taxes.

Additional Risks Relating to Municipal Securities

Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before the U.S. Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on municipal obligations. In this regard, for bonds issued after December 31, 2017, the tax-advantaged treatment previously available to “tax credit bonds” and “advance refunding bonds” is no longer available. Further, similar proposals may be introduced in the future. In addition, the U.S. federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, or if any such litigation were adversely decided, the availability of tax-exempt obligations for investment by the Fund and the value of the Fund’s investments could be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. The Fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information Risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

U.S. State and Federal Law Risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. federal Bankruptcy Code, and laws, if any, that may be enacted by the U.S. Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and Ratings Risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of the Fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the municipal market overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix B for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks Associated with Sources of Liquidity or Credit Support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by U.S. or non-U.S. entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or the Fund’s share price. U.S. banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. Non-U.S. banks and financial institutions may be less regulated than their U.S. counterparts and may be subject to additional risks, such as those relating to foreign economic and political developments and foreign governmental restrictions. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the portfolio manager believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in the Fund’s portfolio may be less liquid than that for taxable fixed income securities. Accordingly, the ability of the Fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services, as well as competition from other health care facilities and providers. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The portfolio manager cannot predict with certainty the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Pre-Refunded Bonds. Pre-refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The portfolio manager cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers at that time (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, smaller tobacco manufacturers signed on to the MSA. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releases of all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be reduced if there is a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations. An issuer’s ability to pay its lease obligations under these bonds could be adversely affected by a number of factors, including insufficient occupancy rates, unanticipated costs (such as legal claims), or the reduction or discontinuation of legislative appropriations.

Land-Secured or “Dirt” Bonds. Land-secured or “dirt” bonds are issued in connection with special taxing districts that are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. Obligations under these bonds are generally payable solely from taxes (using methods such as tax assessments, special taxes or tax increment financing) or other revenues attributable to the specific projects financed by the bonds, without recourse to the credit or taxing power of related or overlapping municipalities. The projects to which these bonds relate often are exposed to real estate development-related risks, such as the failure of property development, unavailability of financing, extended vacancies of properties, increased competition, limitations on rents, changes in neighborhood values, lessening demand for properties, and changes in interest rates. These real estate risks may be heightened if a project is subject to foreclosure and, in that event, the Fund, as a holder of the bonds, might be required to pay certain maintenance or operating expenses or taxes relating to the project. In addition, the bonds financing these projects may have more taxpayer concentration risk than general tax-supported bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if a development fails to progress as anticipated or if taxpayers fail to pay the assessments, fees and taxes as provided in the financing plans of the projects.

California Municipal Obligations

Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations.

It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of California municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of California, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of the State of California’s credit and financial conditions, is based on information from statements of issuers of California municipal obligations, and does not purport to be complete. The Fund is not responsible for the accuracy, completeness or timeliness of this information.

Massachusetts Municipal Obligations

Payment of interest and preservation of principal is dependent upon the continuing ability of Massachusetts issuers and/or obligors of Commonwealth, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Massachusetts and the resulting impact on the Commonwealth will not adversely affect the market value of Massachusetts municipal obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of Massachusetts may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Massachusetts municipal obligations. There is no obligation on the part of the Commonwealth of Massachusetts to make payments on those securities in the event of default.

For further information concerning the economy of Massachusetts, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of the Commonwealth of Massachusetts’ credit and financial conditions, is based on information from statements of issuers of Massachusetts municipal obligations, and does not purport to be complete. The Fund is not responsible for the accuracy, completeness or timeliness of this information.

New York Municipal Obligations

Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the State will not adversely affect the market value of New York municipal obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New York municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New York, see Appendix E to this SAI. The summary set forth above and in Appendix E is included for the purpose of providing a general description of the State of New York’s credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. The Fund is not responsible for the accuracy, completeness or timeliness of this information.

Municipal Obligations of Other U.S. Territories

Municipal securities include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. In May 2017, Puerto Rico made a filing in the

U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. Puerto Rico had previously defaulted on certain agency debt payments and the Governor had warned of its inability to meet additional pending obligations, including under general obligation bonds.

The debt restructuring process commenced by Puerto Rico is under a new federal law for insolvent U.S. territories, called Promesa. Puerto Rico’s case will be the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code.

It is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the Commonwealth. A debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities. These changes, as well as the delay imposed by the debt restructuring process itself, could adversely affect the value of Puerto Rico municipal securities. The court filing made by Puerto Rico could also have a negative impact on the value of Puerto Rico municipal securities that are not subject to the debt restructuring process. In addition, Puerto Rico municipal securities remain subject to all of the other risks applicable to fixed income securities, including the risk of non-payment. To the extent that the Fund holds any Puerto Rico municipal securities, the Fund may lose some or all of the value of those investments.

These challenges and uncertainties have been exacerbated by Hurricane Maria, which directly hit Puerto Rico on September 20, 2017, causing significant damage to the island’s infrastructure (including water, power and telecommunications) and to governmental, personal and business property. Moody’s Analytics has estimated that the island suffered tens of billions of dollars in hurricane-related damages. It is unknown what impact this disaster will have on the ongoing efforts to restructure Puerto Rico’s debt.

The following is a brief summary of certain factors affecting Puerto Rico’s economy and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities and other services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures.

Guam. General obligations and/or revenue bonds of issuers located in Guam may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles south-southeast of Tokyo, Japan. The population of Guam was estimated to be 167,358 in July 2017. Guam’s unemployment rate increased from 9.3% in September 2009 to 13.3% in March 2013, and decreased to 4.4% in January 2018.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, which has been a source of a majority of visitors to Guam, represents the primary source of income for Guam’s economy. A weak economy, war, severe weather, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes, such as the March 2011 earthquake and tsunami that occurred in Japan and caused a decline in tourism for a period of time. The U.S. military presence also affects economic activity on Guam in various ways. The number of U.S. military personnel in Guam declined in 2011. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. General obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands may be affected by political, social and economic conditions in the U.S. Virgin Islands. The territory has experienced high levels of debt, increasing pension obligations and a declining population. The credit rating of certain bonds issued by the territory have been downgraded due to a perceived increased possibility that the territory may be forced to restructure its debts to address its financial problems.

In September 2017, the territory was hit by two hurricanes within the span of two weeks. Together, the hurricanes caused significant damage to the most populated islands, including to their infrastructure, hospitals, homes and other structures.

The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C.

The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. The population of the U.S. Virgin Islands was estimated to be 107,268 in July 2017.

Tourism, trade, and other services, including manufacturing (rum distilling, watch assembly, pharmaceuticals, and electronics), are the primary economic activities, accounting for a substantial portion of the Virgin Island’s gross domestic product and civilian employment. The agricultural sector is small, with most of the islands’ food being imported. A weak economy, severe weather, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism and other industries.

Ratings as Investment Criteria

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund also will rely upon the independent advice of the portfolio manager to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B to this SAI contains further information concerning the rating categories of NRSROs and their significance.

The Fund may, for temporary defensive purposes, invest in short-term debt obligations rated investment grade. If an investment grade security purchased by the Fund is subsequently given a rating below investment grade, the Manager will consider that fact in determining whether to retain that security in the Fund’s portfolio, but is not required to dispose of it. If one rating agency has rated a security A or better and another agency has rated it below A, the Manager may rely on the higher rating in determining to purchase or retain the security.

Rating categories may include sub-categories or gradations indicating relative standing. Debt securities will be considered equal if rated in a particular rating category regardless of the sub-category or gradation. (For example, debt securities rated A may be given a “+” or “-” by a rating agency. Debt securities denominated A, A+, or A- are considered to be included in the rating A.)

Redemption Risk

The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. The Fund’s redemption risk is increased if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the Fund’s Manager. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Repurchase Agreements

Under the terms of a typical repurchase agreement, the Fund would acquire one or more underlying debt securities from a counterparty (typically a bank or a broker-dealer), subject to the counterparty’s obligation to repurchase, and the Fund to resell, the securities at an agreed-upon time and price. The Fund may enter into repurchase agreements where the underlying collateral consists entirely of cash items and/or securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises. The Fund may also enter into repurchase agreements where the underlying collateral consists of other types of securities, including securities the Fund could not purchase directly. For such repurchase agreements, the underlying securities which serve as collateral may include, but are not limited to, U.S. government securities, municipal securities, corporate debt obligations, asset-backed securities (including collateralized mortgage obligations (“CMOs”)), convertible securities and common and preferred stock and may be of below investment grade quality. The repurchase price is typically greater than the purchase price paid by the Fund, thereby determining the Fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the Fund loans cash to the counterparty and the loan is secured by the underlying securities as collateral. All repurchase agreements entered into by the Fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the Fund or its custodian is required to have control of the collateral, which the portfolio manager believes will give the Fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk that there may be a limited market or no market for disposition of such underlying securities, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Fund will seek to mitigate these risks but there is no guarantee that such efforts will be successful. If the Fund enters into a repurchase agreement involving securities the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of such securities. Repurchase agreements collateralized by securities other than U.S. government securities may be subject to greater risks and are more likely to have a term to maturity of longer than seven days. Repurchase agreements with a maturity of more than seven days are considered to be illiquid.

Repurchase agreements may be entered into or novated with a financial clearing house, which would become the Fund’s counterparty. The Fund would then become subject to the rules of the clearing house, which may limit the Fund’s rights and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risks of the clearinghouses’ insolvency.

Pursuant to an exemptive order issued by the SEC, the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by the Fund and creates leverage in the Fund’s portfolio. In a reverse repurchase transaction, the Fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the Fund received when it sold the instrument, representing the equivalent of an interest payment by the Fund for the use of the cash. During the term of the transaction, the Fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The Fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Fund’s Prospectus or this SAI, the Fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the Fund’s portfolio manager in other securities or instruments in an effort to increase the Fund’s investment returns.

During the term of the transaction, the Fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When the Fund reinvests the proceeds of a reverse repurchase agreement in other securities, the Fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other forms of leverage, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the Fund’s return.

When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, the Fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the Fund’s strategy and result in lower fund returns. At the time the Fund enters into a reverse repurchase agreement, the Fund is required to set aside cash or other appropriate liquid securities in the amount of the Fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the Fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

The Fund will not engage in reverse repurchase agreements if its total borrowings exceed 33-1/3% of its total assets.

Securities Lending

The Fund may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of such securities, is continuously maintained by the other party with the Fund. During the pendency of the transaction, the other party will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the other party who has delivered equivalent collateral. These transactions are subject to termination at the option of the Fund or the other party. The Fund may pay administrative and custodial fees in connection with these transactions and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the other party or placing agent or broker. Although voting rights or rights to consent with respect to the relevant securities generally pass to the other party, the Fund will make arrangements to vote or consent with respect to a material event affecting such securities. SEC guidance currently states that a fund may loan securities equal in value to no more than one third of its total asset value, including collateral received in connection with such transactions (at market value computed at the time of the transaction). The risks in lending portfolio securities include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Fund can dispose of it. If the Fund receives cash as collateral and invests that cash, the Fund is subject to the risk that the collateral will decline in value before the Fund must return it to the counterparty. Subject to the foregoing, loans of fund securities are effectively borrowings by the Fund and have economic characteristics similar to reverse repurchase agreements. The Fund does not currently intend to engage in securities lending, although it may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish the Fund’s investment objective in relation to anticipated movements in the general level of interest rates, but the Fund may also engage in short-term trading consistent with its investment objective.

Structured Notes and Related Instruments

“Structured” notes and other related instruments, including indexed securities, are derivative debt instruments, the interest rate or principal of which is determined by an unrelated underlying instrument (for example, a currency, security, commodity or index thereof). Structured instruments are generally privately negotiated debt obligations issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the underlying instrument while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the underlying instrument or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the underlying instrument may cause the interest rate to be reduced to zero, and any further declines in the underlying instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities and may be more volatile than their underlying instruments. Subordinated “structured” notes, which are subordinated to the right of payment of another class of the structured note, typically have higher yields and present greater risks than unsubordinated “structured” notes.

Subordinated Securities

Subordinated securities include securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by the Fund’s portfolio manager to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

U.S. Government Securities

U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years); (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as certificates issued by the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by the Federal National Mortgage Association); or (d) only the credit of the agency or instrumentality (such as securities issued by the Federal Home Loan Mortgage Corporation); and (3) obligations issued by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to a market crisis or otherwise. Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other instrumentality established or sponsored by the U.S. Government.

In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates and other factors. In addition, any downgrade of the credit rating of the securities issued by the U.S. Government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

The Fund may also invest in variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer were to default on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

When-Issued Securities and Forward Commitments

The Fund may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, the Fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time the Fund enters into a “when-issued” or “forward delivery” commitment, the Fund will set aside cash or other appropriate liquid securities with a value at least equal to the Fund’s obligation under the commitment. The Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Zero Coupon, Pay-In-Kind and Deferred Interest Securities

Zero Coupon Bond. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. Zero coupon bonds with a fixed maturity date of more than one year from the date of issuance will be treated as debt obligations that are issued originally at a discount for U.S. federal income tax purposes. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the bond, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the bond. The Fund may thus be required to pay out as an income distribution each year an amount which is greater than the total amount of cash the Fund actually received, and may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds.

Pay-In-Kind Securities. Pay-in-kind securities are bonds which pay interest through the issuance of additional debt or equity securities. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Similar to zero coupon bonds, current Federal tax law requires the holder of pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Deferred Interest Bonds. Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon, pay-in-kind and deferred interest securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

MANAGEMENT

Trustees and Officers

The business and affairs of the Fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Independent Trustee) is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. The tables below provide information about each of the Trustees and officers of the Trust.

Independent Trustees#:

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Funds in the Legg Mason Funds Complex Overseen by Trustee***	Other Board Memberships Held by Trustee During the Past Five Years

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	45	None
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)	45	None
Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)	45	None
Stephen R. Gross± Born 1947	Trustee	Since 1986	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)	93	None
Susan M. Heilbron± Born 1945	Trustee and Chair of the Board	Since 1994 (Chair of the Board since 2018)	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)	93	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	45

Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council

(2012 to 2014)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University	45	None

Interested Trustee and Officer:

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Funds in the Legg Mason Funds Complex Overseen by Trustee***	Other Board Memberships Held by Trustee During the Past Five Years

Jane Trust, CFA† Born 1962	Trustee, President and Chief Executive Officer	Since 2015	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 146 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)	137	None

#	Trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
***	Information is for the calendar year ended December 31, 2018, except as otherwise noted.
±

Mr. Gross and Ms. Heilbron were appointed to the Equity Board effective February 6, 2019; information pertaining to the Numbers of the Funds in the Legg Mason Funds Complex Overseen by Trustee is as of February 6, 2019.

†	Ms. Trust is an “interested person” of the Trust, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Additional Officers:

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years

Jenna Bailey Born 1978 Legg Mason 100 First Stamford Place 5th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Since 2015

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Ted P. Becker Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Robert I. Frenkel Born 1954 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Jeanne Kelly Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

Susan Kerr Born 1949 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Anti-Money Laundering Compliance Officer	Since 2013	Assistant Vice President of Legg Mason & Co. and LMIS (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Thomas C. Mandia Born 1962 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013)

Richard F. Sennett Born 1970 Legg Mason 100 International Drive Baltimore, MD 21202	Principal Financial Officer and Treasurer	Since 2011 and 2013	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Qualifications of Trustees, Board Leadership Structure and Oversight and Standing Committees

The Independent Trustees were selected to join the Board based upon the following as to each Board Member: his or her contribution as a board member of predecessor funds; such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; and his or her status as not being an “interested person” as defined in the 1940 Act. Ms. Trust was selected to join the Board based upon the following: her character and integrity; her willingness to serve and her willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that her service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and her status as a representative of Legg Mason.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Manager, Subadviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the Fund, as well as the perspectives gained from the Independent Trustees’ service on the board of the applicable predecessor funds. In addition, the following specific experience, qualifications, attributes and/ or skills apply as to each Trustee: Mr. Berv, experience as a chief executive officer and board member of various businesses and organizations and organizational consulting experience; Ms. Dasher, experience as a chief financial officer of a private investment company; Mr. Finn, investment management experience as an executive, consultant and portfolio manager; Mr. Gross, accounting background and experience as an officer and board member of various organizations; Mr. Hanson, experience in academic leadership; Ms. Heilbron, legal background and experience, business and consulting experience and experience as a board member of public companies; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Dr. Pettit, economic and finance background and academic management experience; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the Fund. Ms. Trust is an interested person of the Fund. Independent Trustees constitute more than 75% of the Board. Ms. Heilbron serves as Chair of the Board.

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Governance Committee), and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance and Performance Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. Where deemed appropriate, the Board constitutes ad hoc committees.

The Chair of the Board and the chairs of the Audit, Governance and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chair of the Board also serves as a key point person for dealings between management and the other Independent Trustees. As noted below, through the committees the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chair of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the Subadviser.

The Audit Committee oversees, among other things, the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and the internal controls over financial accounting and reporting. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Fund, and the qualifications and independence of the Fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting.

The Governance Committee is the forum for consideration of a number of issues required to be considered separately by independent trustees of mutual funds, including, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately. When addressing vacancies, the Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the Fund’s investment management and subadvisory arrangements.

As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s investment programs and business affairs. The Board has emphasized to the Fund’s Manager and Subadviser the importance of maintaining vigorous risk management. The Manager and the Subadviser also have their own independent interest in risk management and in maintaining risk management programs. Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers. The Board exercises oversight of the risk management process primarily through the Performance Committee and the Audit Committee, and through oversight by the Board itself.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall oversight of the Board or the applicable committee, the Fund, or the Manager, the Fund’s Subadviser, and the affiliates of the Manager and the Subadviser, or other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and the Manager’s CCO and the Manager’s chief risk officer, as well as various personnel of the subadviser and other service providers such as the Fund’s independent accountants, also make periodic reports to the Performance Committee or Audit Committee or to the Board, pursuant to the committee’s or Board’s request, with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

During the fiscal year ended November 30, 2018, the Board met 4 times, the Audit Committee met 4 times, the Nominating and Governance Committee met 4 times, and the Investment and Performance Committee met 4 times.

Trustee Ownership of Securities

The following tables show the dollar range of equity securities owned by the Trustees in the Fund and other investment companies in the Legg Mason Funds complex overseen by the Trustees as of December 31, 2018.

Dollar Range of Equity Securities in the Fund ($)
Name of Trustee	Intermediate Maturity California Municipals Fund	Intermediate Maturity New York Municipals Fund	Massachusetts Municipals Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in Legg Mason Funds Complex Overseen by Trustee ($)
Independent Trustees:
Elliott J. Berv	None	None	None	None
Jane F. Dasher	None	None	None	Over 100,000
Mark T. Finn	None	None	None	Over 100,000
Stephen R. Gross	None	None	None	None
Susan M. Heilbron	None	None	None	50,001-100,000
Susan B. Kerley	None	None	None	50,001-100,000
R. Richardson Pettit	None	None	None	Over 100,000

Interested Trustee:
Jane Trust	None	None	None	Over 100,000

As of December 31, 2018, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Manager, the Subadviser, or the Distributor of the Fund, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, the Subadviser, or the Distributor of the Fund.

For serving as a Trustee of the Trust, each Independent Trustee receives an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting they attend in person or by telephone. Each Independent Trustee is also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Trustees who serve in leadership positions of the Board or Board committees receive additional compensation. The Board reviews the level of Trustee compensation periodically and Trustee compensation may change from time to time. Ms. Trust, an “interested person” of the Trust, as defined in the 1940 Act, does not receive compensation from the Fund for her service as Trustee. The Fund pays its pro rata share of the fees and expenses of the Trustees based upon asset size.

Officers of the Trust receive no compensation from the Fund, although they may be reimbursed for reasonable out-of-pocket travel expenses for attending Board meetings.

Trustee Compensation

Information regarding compensation paid to the Trustees is shown below.

	Aggregate Compensation from the Fund*($)
Name of Trustee	Intermediate Maturity California Municipals Fund	Intermediate Maturity New York Municipals Fund	Massachusetts Municipals Fund	Total Pension or Retirement Benefits Paid as Part of Fund Expenses* ($)	Total Compensation from Legg Mason Funds Complex Paid to Trustee** ($)
Independent Trustees:
Elliott J. Berv	561	575	249	None	296,000
Jane F. Dasher	561	575	249	None	296,000
Mark T. Finn	599	614	266	None	316,000
Stephen R. Gross	599	614	266	None	316,000
Richard E. Hanson, Jr.***	561	575	249	None	296,000
Susan M. Heilbron	704	721	312	None	371,000
Susan B. Kerley	599	614	266	None	316,000
R. Richardson Pettit	561	575	249	None	296,000

Interested Trustee:
Jane Trust†	None	None	None	None	None

*	Information is for the fiscal year ended November 30, 2018.
**	Information is for the calendar year ended December 31, 2018.
***	Mr. Hanson retired from the Board effective December 31, 2018.
†	Ms. Trust is not compensated for her services as a Trustee because of her affiliations with the Manager.

INVESTMENT MANAGEMENT AND SERVICE PROVIDER INFORMATION

Manager

The Manager, a limited liability company organized under the laws of the State of Delaware, serves as investment manager to the Fund and provides administrative and certain oversight services to the Fund, pursuant to an investment management agreement (the “Management Agreement”). The Manager has offices at 620 Eighth Avenue, New York, New York, 10018 and also serves as the investment manager of other Legg Mason Funds. The Manager is a wholly-owned subsidiary of Legg Mason, a Maryland corporation. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company.

The Manager has agreed, under the Management Agreement, subject to the supervision of the Board, to provide the Fund with investment research, advice, management and supervision, furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The Manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The Manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the Manager, the Fund pays the Manager a fee computed daily at an annual rate of the Fund’s average daily net assets as described below. The Manager also performs administrative and management services as reasonably requested by the Fund necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence; and (v) maintaining the registration or qualification of the Fund’s shares under federal and state laws.

The Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a 1940 Act Vote, and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the Manager may render services to others. The Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager on not less than 90 days’ written notice to the Fund as applicable, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the Manager. No Management Agreement is assignable by the Trust except with the consent of the Manager.

The Management Agreement provides that the Manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the Manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, but the Manager is not protected against any liability to the Fund to which the Manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the Fund’s Management Agreement, the Manager receives an investment management fee that is calculated daily and payable monthly at an annual rate according to the following schedule:

Fund	Average Daily Net Assets	Investment Management Fee Rate (% of Average Daily Net Assets)

Intermediate Maturity California Municipals Fund	N/A	0.50

Intermediate Maturity New York Municipals Fund	N/A	0.50

Massachusetts Municipals Fund	First $500 million	0.50

	Over $500 million	0.48

The table below sets forth the management fees paid by the Fund to the Manager (waived/reimbursed amounts are in parentheses), with respect to the fiscal periods indicated:

Fund	For the Fiscal Period Ended November 30,	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (After Waivers/ Expense Reimbursements) ($)
Intermediate Maturity California Municipals Fund	2018	919,207	(203,378)	715,829
	2017	1,103,317	(73,792)	1,029,525
	2016	1,181,120	(42,957)	1,138,163

Intermediate Maturity New York Municipals Fund	2018	935,437	(201,126)	734,311
	2017	1,174,428	(75,802)	1,098,626
	2016	1,360,774	(40,558)	1,320,216

Massachusetts Municipals Fund	2018	407,950	(209,145)	198,805
	2017	478,340	(140,604)	337,736
	2016	525,379	(102,154)	423,225

Any expense limitation arrangements in place during the Fund’s past three fiscal periods can be found in the Fund’s Prospectus in effect (as amended or supplemented from time to time) for such year.

Subadviser

Western Asset Management Company, LLC serves as the subadviser to the Fund (the “Subadviser”) pursuant to a subadvisory agreement between the Manager and the Subadviser (the “Subadvisory Agreement”). The Subadviser has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. The Subadviser is a wholly-owned subsidiary of Legg Mason.

Under the Subadvisory Agreement, subject to the supervision of the Board and the Manager, the Subadviser regularly provides with respect to the portion of the Fund’s assets allocated to it by the Manager, investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The Subadviser may delegate to companies that the Subadviser controls, is controlled by, or is under common control with, certain of the Subadviser’s duties under a Subadvisory Agreement, subject to the Subadviser’s supervision, provided the Subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

The Subadvisory Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser. The Subadviser may terminate the respective Subadvisory Agreement, on 90 days’ written notice to the Fund and the Manager. The Subadvisory Agreement may be terminated upon the mutual written consent of the Manager and the Subadviser. The Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the applicable Subadviser, and shall not be assignable by the Manager without the consent of the Subadviser.

The Subadvisory Agreement provides that the Subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, but the Subadviser is not protected against any liability to the Fund or the Manager to which the Subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the Manager pays to Western Asset a fee equal to 70% of the management fee paid to the Manager by the Fund, net of any waivers and expense reimbursements.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed in this SAI), the Fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including interest, brokerage commissions, transaction fees or charges or acquired fund fees and expenses, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuance and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the Fund, if any; the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and any legal obligation which the Fund may have to indemnify the Fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares. Any such waived fees and/or reimbursed expenses are described in the Fund’s Prospectus. The expense caps and waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (d) any other exclusions enumerated in the Fund’s particular expense cap. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the Fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the Fund or class (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time. In order to implement an expense limitation, the Manager will, as necessary, waive management fees or reimburse operating expenses. However, the Manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the class’s expense limitation shown in the Fund’s Prospectus. In no case will the Manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding such expense limitation or any other lower limit then in effect. These arrangements may be reduced or terminated under certain circumstances.

Investment Professionals

Other Accounts Managed by the Investment Professionals

The table below identifies the investment professionals, the number of accounts (other than the Fund) for which the investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated, as applicable. Unless noted otherwise, all information is provided as of November 30, 2018.

Investment Professionals	Type of Account	Number of Accounts Managed	Total Assets Managed (Billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance-Based (Billions) ($)

Intermediate Maturity California Municipals Fund

Robert E. Amodeo	Registered Investment Companies	20	12.5	0	0

	Other Pooled Investment Vehicles	1	0.1	0	0

	Other Accounts	12	2.5	0	0

David T. Fare	Registered Investment Companies	17	11.7	0	0

	Other Pooled Investment Vehicles	0	0	0	0

	Other Accounts	2	1.1	0	0

S. Kenneth Leech	Registered Investment Companies	102	159.4	0	0

	Other Pooled Investment Vehicles	267	77.6	6	1.4

	Other Accounts	607	187.4	29	12.2

Intermediate Maturity New York Municipals Fund

Robert E. Amodeo	Registered Investment Companies	20	12.5	0	0

	Other Pooled Investment Vehicles	1	0.1	0	0

	Other Accounts	12	2.5	0	0

David T. Fare	Registered Investment Companies	17	11.7	0	0

	Other Pooled Investment Vehicles	0	0	0	0

	Other Accounts	2	1.1	0	0

S. Kenneth Leech	Registered Investment Companies	102	159.4	0	0

	Other Pooled Investment Vehicles	267	77.6	6	1.4

	Other Accounts	607	187.4	29	12.2

Intermediate Massachusetts Municipals Fund

Robert E. Amodeo	Registered Investment Companies	20	12.5	0	0

	Other Pooled Investment Vehicles	1	0.1	0	0

	Other Accounts	12	2.5	0	0

David T. Fare	Registered Investment Companies	17	11.7	0	0

	Other Pooled Investment Vehicles	0	0	0	0

	Other Accounts	2	1.1	0	0

S. Kenneth Leech	Registered Investment Companies	102	159.4	0	0

	Other Pooled Investment Vehicles	267	77.6	6	1.4

	Other Accounts	607	187.4	29	12.2

Investment Professionals Securities Ownership

The table below identifies ownership of equity securities of the Fund by the investment professionals responsible for the day-to-day management of the Fund as of November 30, 2018.

Investment Professionals	Dollar Range of Ownership of Securities ($)

Intermediate Maturity California Municipals Fund

Robert E. Amodeo	None

David T. Fare	None

S. Kenneth Leech	None

Intermediate Maturity New York Municipals Fund

Robert E. Amodeo	None

David T. Fare	None

S. Kenneth Leech	None

Massachusetts Municipals Fund

Robert E. Amodeo	None

David T. Fare	None

S. Kenneth Leech	None

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Custodian and Transfer Agent

The Fund has entered into an agreement with The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, New York 10286, to serve as custodian of the Fund. BNY Mellon, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and makes disbursements on behalf of the Fund. BNY Mellon neither determines the Fund’s investment policies nor decides which securities the Fund will buy or sell. For its services, BNY Mellon receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. BNY Mellon may also act as the Fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

BNY Mellon Investment Servicing (US) Inc. (“BNY”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the Fund’s transfer agent. Under the transfer agency agreement with BNY, BNY maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes dividends and distributions payable by the Fund. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month and is reimbursed for out-of-pocket expenses.

Fund Counsel

Morgan, Lewis & Bockius LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as legal counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, MD 21202 serves as the Fund’s independent registered public accounting firm.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Portfolio Transactions

Pursuant to the Subadvisory Agreement and subject to the general supervision of the Board and in accordance with the Fund’s investment objectives and strategies, the Subadviser is responsible for the execution of the Fund’s portfolio transactions with respect to assets allocated to the Subadviser. The Subadviser is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

In certain instances, there may be securities that are suitable as an investment for the Fund as well as for one or more of the other clients of the Subadviser. Investment decisions for the Fund and for the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions by the Fund. Transactions in foreign securities often involve the payment of brokerage commissions that may be higher than those in the United States. Fixed income securities are generally traded on a net basis (i.e., without a commission) through dealers acting as principal for their own account and not as brokers. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents and the Fund will pay a spread or commission in connection with such transactions. The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. The Fund may also purchase securities directly from the issuer. The aggregate brokerage commissions paid by the Fund for the three most recent fiscal years or periods, as applicable, are set forth below under “Aggregate Brokerage Commissions Paid.”

Brokerage and Research Services

The general policy of the Subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns. The Fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Fund, the Subadviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Subadviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund’s costs, the Subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as Subadviser. Arrangements for the receipt of research services from brokers (so-called “soft dollar” arrangements) may create conflicts of interest. Although the Subadviser is authorized to use soft dollar arrangements in order to obtain research services, it is not required to do so, and the Subadviser may not be able or may choose not to use soft dollar arrangements because of regulatory restrictions, operational considerations or for other reasons.

Research services furnished to the Subadviser by brokers that effect securities transactions for the Fund may be used by the Subadviser in servicing other investment companies and accounts which the Subadviser manages. Similarly, research services furnished to the Subadviser by brokers that effect securities transactions for other investment companies and accounts which the Subadviser manages may be used by the Subadviser in servicing the Fund. Not all of these research services are used by the Subadviser in managing any particular account, including the Fund.

Firms that provide research and brokerage services to the Subadviser may also promote the sale of the Fund or other pooled investment vehicles advised by the Subadviser, and the Subadviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of brokerage and research services provided by the firm and is not based on any sales of the Fund or other pooled investment vehicles advised by the Subadviser.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. For the three most recent fiscal periods (as applicable), the Fund did not pay any brokerage commission to its affiliates.

Aggregate Brokerage Commissions Paid

The table below shows the aggregate brokerage commissions paid by the Fund during the periods indicated.

Fund	For the Fiscal Period Ended November 30,	Aggregate Brokerage Commissions Paid ($)
Intermediate Maturity California Municipals Fund	2018	500
	2017	924
	2016	978

Intermediate Maturity New York Municipals Fund	2018	518
	2017	970
	2016	1,141

Massachusetts Municipals Fund	2018	236
	2017	416
	2016	413

For the fiscal period ended November 30, 2018, the Fund did not direct any brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Securities of Regular Broker/Dealers

As of November 30, 2018, the Fund did not hold securities issued by its regular broker/dealers (as defined in Rule 10b-1 under the 1940 Act).

Portfolio Turnover

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Fund. To the extent the portfolio trading results in recognition of net short-term capital gains, shareholders will be taxed on distributions of such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

Portfolio turnover will not be a limiting factor should the Subadviser deem it advisable to purchase or sell securities.

Fund	For the Fiscal Period Ended 2018 (%)	For the Fiscal Period Ended 2017 (%)
Intermediate Maturity California Municipals Fund	31	14
Intermediate Maturity New York Municipals Fund	23	12
Massachusetts Municipals Fund	24	5

SHARE OWNERSHIP

Principal Shareholders

As of February 28, 2019, to the knowledge of the Trust, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the classes of the Fund as set forth below:

Class	Name and Address	Percent of Class (%)
Intermediate Maturity California Municipals Fund
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	41.73

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA, PA 19406-1212	24.62

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	7.39

A	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	5.80

Class	Name and Address	Percent of Class (%)
C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	46.72

C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	17.80

C	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	11.24

C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	6.29

C	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	5.85

I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	16.43

I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	13.68

I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	13.09

I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	10.29

Class	Name and Address	Percent of Class (%)
I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	10.02

I	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATT MUTL FD OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS, MN 55402-1110	8.82

I	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	8.45

I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	6.38

Intermediate Maturity New York Municipals Fund
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	51.96

A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	12.67

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	8.04

A	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	5.48

C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	26.00

Class	Name and Address	Percent of Class (%)
C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	23.05

C	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	17.79

C	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	5.33

I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	20.68

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	19.13

I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	17.48

I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	15.12

I	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	10.87

I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	8.89

Class	Name and Address	Percent of Class (%)
Massachusetts Municipals Fund
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	25.79

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	17.29

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA, PA 19406-1212	14.32

A	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	11.26

A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	7.17

C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	32.22

C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	13.14

C	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	10.57

C	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	9.35

Class	Name and Address	Percent of Class (%)
C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	6.48

I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	22.22

I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	21.23

I	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	19.59

I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	19.23

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	8.55

As of February 28, 2019, to the knowledge of the Trust, the following shareholders owned of record or beneficially 25% or more of the outstanding shares of the Fund as set forth below. Shareholders who beneficially own 25% or more of the outstanding shares of the Fund or who are otherwise deemed to “control” the Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Fund	Name and Address	Percent of Fund (%)
Intermediate Maturity California Municipals Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	38.62
Intermediate Maturity New York Municipals Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	38.22

As of February 28, 2019, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the Fund.

DISTRIBUTOR

Legg Mason Investor Services, LLC, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of the Fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the Distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of the Fund. The Distributor offers the shares on an agency or “best efforts” basis under which the Fund issues only the number of shares actually sold. Shares of the Fund are continuously offered by the Distributor.

The Distribution Agreement is renewable from year to year with respect to the Fund if approved (a) by the Board or by a vote of a majority of the Fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, or by the Distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

The Distributor may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances, if any, are described in the Fund’s Prospectus.

The Distributor, the Manager, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Associated persons of the Manager, the Distributor or their affiliates (including wholesalers registered with the Distributor) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. The Manager, the Subadviser, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Service Agents also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, Service Agents may receive compensation from the Fund (with respect to the Fund as a whole or a particular class of shares) and/or from the Manager, the Distributor, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single Service Agent may receive multiple types of compensation.

The Distributor has agreements in place with Service Agents defining how much each firm will be paid for the sale of the Fund from sales charges, if any, paid by Fund shareholders and from 12b-1 Plan fees, if any, paid to the Distributor by the Fund. These Service Agents then pay their employees or associated persons who sell such fund shares from the sales charges and/or fees they receive. The Service Agent, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the Fund. In other cases, the Distributor may retain all or a portion of such fees and sales charges.

In addition, the Distributor, the Manager and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the Service Agents from their past profits and other available sources, including profits from their relationships with the Fund. Revenue sharing payments are a form of compensation paid to a Service Agent in addition to the sales charges paid by Fund shareholders or 12b-1 Plan fees paid by the Fund. The Manager, the Distributor and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement and may enter into additional revenue sharing arrangements with other Service Agents.

Revenue sharing arrangements are intended, among other things, to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Manager and the Distributor generally expect to receive the opportunity for the Fund to be sold through the Service Agents’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that Service Agents receiving revenue sharing payments sell more shares of the Fund, the Manager and the Distributor and/or their affiliates benefit from the increase in Fund assets as a result of the fees they receive from the Fund. The Distributor, LMPFA or their affiliates consider revenue sharing arrangements based on a variety of factors and services to be provided.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular Service Agent. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, the Distributor, the Manager and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the fund on a Service Agent’s systems, participation or attendance at a Service Agent’s meetings, or for other reasons. In addition, the Distributor, the Manager and/or certain of their affiliates may pay certain education and training costs of Service Agents (including, in some cases, travel expenses) to train and educate the personnel of the Service Agents. It is likely that Service Agents that execute portfolio transactions for the Fund will include those firms with which the Manager, the Distributor and/or certain of their affiliates have entered into revenue sharing arrangements.

The Fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, the Fund may pay Service Agents for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by the Fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”). These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Agent or (2) a fixed dollar amount for each account serviced by a Service Agent. The Distributor, the Manager and/or their affiliates may make all or a portion of these payments.

In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from Service Agents, and related recordkeeping provided by NSCC to the Fund and its shareholders.

If your Fund shares are purchased through a retirement plan, the Distributor, the Manager or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for Service Agents and their employees or associated persons to recommend or sell shares of the Fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any Fund-related marketing or shareholder servicing activities.

As of December 31, 2018, the Distributor, the Manager or their affiliates made revenue sharing payments to the Service Agents listed below (or their affiliates or successors). It is possible that each Service Agent listed is not receiving payments with respect to each fund in the Legg Mason Fund complex. This list of intermediaries will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2018 are not reflected.

Acadia Life Limited

ADP Retirement Services

Advisor Group Inc.

Allianz

Allstate Financial Services

American International Group

Ameriprise Financial Services, Inc.

Ascensus, Inc.

Aspire Financial Services, LLC

AXA Equitable Life Insurance Company

Benefit Plan Administrators, Inc.

Benefit Trust Company

Brighthouse Financial

Charles Schwab & Co.

Citigroup & Citi Private Bank

Commonwealth Financial Network

Digital Retirement Solutions, Inc.

E* Trade Securities, Inc.

Genworth Life and Annuity Insurance Company

Goldman Sachs & Co.

Great-West Financial Services Equities, Inc.

The Guardian Insurance & Annuity Company, Inc.

H.D. Vest Investment Securities, Inc.

Hantz Financial Services, Inc.

Janney Montgomery Scott LLC

Jefferson National Life Insurance Company

JP Morgan Chase

Lincoln Financial

LPL Financial LLC

MassMutual Life Insurance Co.

Matrix Settlement & Clearance Services, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

MetLife Insurance Company USA

Mid Atlantic Capital Corporation

Midland National Insurance Company

Minnesota Life Insurance Company

Morgan Stanley Wealth Management

National Security Life and Annuity Company

Nationwide Financial Services, Inc.

New York Life Insurance and Annuity Corporation

The Ohio National Life Assurance Corporation

The Ohio National Life Insurance Company

OneAmerica

Oppenheimer & Co. Inc.

Pacific Life Insurance Company

Pacific Life & Annuity Company

Paychex, Inc.

Pershing, LLC

PFS Investments, Inc.

PNC Investments LLC

Principal Life Insurance Company

Princor Financial Services

Protective Life Insurance Company

Prudential Financial

Raymond James Financial Services, Inc.

RBC Wealth Management

Reliance Trust Company

Sammons Financial Network, LLC

Security Benefit Life Insurance Company

Standard Insurance Company

Stifel Financial Corporation

Sun Life Assurance Company of Canada (US)

T. Rowe Price Retirement Plan

TD Ameritrade

TIAA-CREF

UBS Financial Services, Inc.

U.S. Bancorp Investments, Inc.

Vanguard Group Inc.

Voya Financial

Wells Fargo & Co.

The Winterbotham Trust Company Limited

The Distributor, the Manager or their affiliates may also pay fees, from their own assets, to Service Agents for providing other distribution-related services as well as recordkeeping, administrative, subaccounting, and networking services (or portions thereof), and other shareholder or administrative services in connection with investments in the Fund. These payments may be considered revenue sharing payments. The Service Agents receiving such payments may not be listed above.

You should assume that your Service Agent receives revenue sharing payments and/or other compensation described in this SAI. Please contact your Service Agent for details about any payments it (and its employees) may receive from the Fund and/or from the Distributor, the Manager and/or their affiliates. You should review your Service Agent’s disclosure and/or talk to your Service Agent to obtain more information on how this compensation may have influenced your Service Agent’s recommendation of the Fund.

Dealer Commissions and Concessions

From time to time, the Distributor or the Manager, at its expense, may provide compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the Fund or a managed account strategy of which the Fund is part. Such concessions provided by the Distributor or the Manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the Distributor or the Manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by applicable laws or any self-regulatory agency, such as the FINRA.

Sales Charges

The following expenses were incurred during the fiscal periods indicated:

Initial Sales Charges

The aggregate dollar amounts of initial sales charges received on Class A shares and the amounts retained by the Distributor were as follows:

Class A Shares

Fund	For the Fiscal Period Ended November 30,	Total Commissions ($)	Amounts Retained by Distributor ($)
Intermediate Maturity California Municipals Fund	2018	79,999	10,358
	2017	116,244	11,385
	2016	143,327	12,620

Intermediate Maturity New York Municipals Fund	2018	44,928	4,289
	2017	39,544	3,630
	2016	83,060	6,026

Massachusetts Municipals Fund	2018	63,743	4,236
	2017	123,368	4,139
	2016	113,022	12,186

Contingent Deferred Sales Charges

The aggregate dollar amounts of contingent deferred sales charges on Class A and Class C shares received and retained by the Distributor were as follows:

Class A Shares

Fund	For the Fiscal Period Ended November 30,	Amounts Retained by Distributor ($)
Intermediate Maturity California Municipals Fund	2018	12,708
	2017	10,681
	2016	10,180

Intermediate Maturity New York Municipals Fund	2018	6,426
	2017	1,622
	2016	7,072

Massachusetts Municipals Fund	2018	0
	2017	0
	2016	20,000

Class C Shares

Fund	For the Fiscal Period Ended November 30,	Amounts Retained by Distributor ($)
Intermediate Maturity California Municipals Fund	2018	0
	2017	43
	2016	13

Intermediate Maturity New York Municipals Fund	2018	0
	2017	780
	2016	0

Massachusetts Municipals Fund	2018	112
	2017	2,423
	2016	3,509

Service and Distribution Plan

The Trust, on behalf of the Fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the Fund may pay monthly fees to the Distributor at up to the annual rates set forth below (as a percentage of the average daily net assets of the Fund attributable to the applicable share class).

Fund/Class	Rate (%)

Intermediate Maturity California Municipals Fund
Class A	0.15
Class C	0.75
Class FI	0.25
Intermediate Maturity New York Municipals Fund
Class A	0.15
Class C	0.75
Class FI	0.25
Massachusetts Municipals Fund
Class A	0.15
Class C	0.70
Class FI	0.25

The Fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. Fees under the 12b-1 Plan may be used to make payments to the Distributor, Service Agents and other parties with respect to the sale of Fund shares for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. The Fund also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under FINRA Conduct Rule 2341 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses incurred by the Distributor (or others), the amount of the fees paid by a class of the Fund during any year may be more or less than actual expenses incurred by the Distributor (or others). This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the Distributor’s expenses exceed the fees provided for by the 12b-1 Plan, the Fund will not be obligated to pay more than those fees and, if expenses incurred by the Distributor (or others) are less than the fees paid to the Distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to the Fund, such as the Manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the Fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of the Fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of that class (as defined in the 1940 Act).

The following service and distribution fees were incurred by the Fund pursuant to the 12b-1 Plan in effect during the fiscal period ended November 30, 2018:

Fund/Class	Service and Distribution Fees Incurred ($)	Service and Distribution Fees Waived/Reimbursed ($)
Intermediate Maturity California Municipals Fund
Class A	98,102	3
Class C	629,160	0

Intermediate Maturity New York Municipals Fund
Class A	136,059	0
Class C	381,582	203

Massachusetts Municipals Fund
Class A	71,010	3
Class C	79,057	0

No information is presented for Class FI shares of the Fund, as no Class FI shares of the Fund were outstanding as of November 30, 2018.

For the fiscal period ended November 30, 2018, the Distributor incurred distribution expenses for advertising, printing and mailing prospectuses, support service and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The Distributor may have made revenue sharing payments in addition to the expenses shown here.

Fund/Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Expenses ($)

Intermediate Maturity California Municipals Fund
Class A	98,102	0	67,510	321	165,933
Class C	625,812	3,792	89,226	472	719,302

Intermediate Maturity New York Municipals Fund
Class A	136,058	0	71,691	326	208,075
Class C	380,421	1,174	50,703	189	432,487

Massachusetts Municipals Fund
Class A	71,010	0	48,407	363	119,780
Class C	77,201	1,563	10,384	92	89,240

No information is presented for Class FI shares of the Fund, as no Class FI shares of the Fund were outstanding as of November 30, 2018.

PURCHASE OF SHARES

Purchases of Fund shares are discussed under the “Buying shares” and “Exchanging shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference. See the Fund’s Prospectus for a discussion of which share classes of the Fund are available for purchase, who is eligible to purchase shares of each class, and applicable investment minimums.

Investors may purchase shares from a Service Agent. However, Service Agents may not offer all classes of shares. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify the class of shares being purchased. Payment must be made with the purchase order. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage or other financial account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

Purchase orders received by the Fund prior to the scheduled close of regular trading on the NYSE on any day the Fund calculates its NAV are priced according to the NAV determined on that day (the “trade date”). Orders received by a Service Agent prior to the scheduled close of regular trading on the NYSE on any day the Fund calculates its NAV are priced according to the NAV determined on that day, provided the order is transmitted by the Service Agent to the Fund’s transfer agent in accordance with their agreed-upon procedures. See “Valuation of Shares” below for additional information about the NYSE’s holiday schedule. NAV is calculated separately for each share class.

Class A and Class A2 Shares. Class A and Class A2 shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the Fund’s Prospectus. The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”). Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the initial sales charge. For more information, see the appendix to the Prospectus titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

Class A2 shares are available only to individual investors who hold their shares through a Service Agent that has entered into an agreement with LMIS specifically authorizing the sale of Class A2 shares. PFS Investments Inc. has entered into an agreement with LMIS specifically authorizing the sale of Class A2 shares.

The Distributor and Service Agents may receive a portion of the sales charge as described in the Fund’s Prospectus and may be deemed to be underwriters of the Fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A or Class A2 shares of the Fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions for Class A and Class A2 shares” below.

Class A and Class A2 Shares (Intermediate Maturity California Municipals Fund and Intermediate Maturity New York Municipals Fund). Purchases of Class A or Class A2 shares of $500,000 or more will be made at NAV without any initial sales charge on purchases but are subject to a contingent deferred sales charge on redemptions made within 18 months of purchase (except for purchases made through LMIS Accounts). The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class A and Class A2 Shares (Massachusetts Municipals Fund). Purchases of Class A or Class A2 shares of $1 million or more will be made at NAV without any initial sales charge on purchases but are subject to a contingent deferred sales charge on redemptions made within 18 months of purchase (except for purchases made through LMIS Accounts). The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares (Intermediate Maturity California Municipals Fund and Intermediate Maturity New York Municipals Fund). Class C shares are not available for purchase through LMIS Accounts. Class C shares are sold at NAV without an initial sales charge on purchases and are not subject to a contingent deferred sales charge payable upon redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class C Shares (Massachusetts Municipals Fund). Class C shares are not available for purchase through LMIS Accounts. Class C shares are sold at NAV without an initial sales charge on purchases but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class C1 Shares. Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges. Class C1 shares are sold at NAV without an initial sales charge on purchases but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class D Shares. Class D shares are offered to a limited group of investors who invest in the Fund through certain financial intermediary and retirement plan programs. Service Agents selling Class D shares may in the future discontinue offering Class D shares to clients of financial intermediaries. A Service Agent or financial intermediary may impose investment minimums. For more information about these programs, contact a Service Agent.

Class FI, Class R, Class I and Class IS Shares. Class FI shares are not available for purchase through LMIS Accounts. Class FI, Class R, Class I and Class IS shares are sold at NAV with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

Class I shares may be purchased directly from the Fund by the following persons: (i) current employees of the Manager and its affiliates; (ii) former employees of the Manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Legg Mason; (iv) current and former board members of Legg Mason; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren under the age of 21 (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Class IS shares may be purchased only by retirement plans with omnibus accounts held on the books of a Fund, certain rollover IRAs and Institutional Investors, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. In order to purchase Class IS shares, an investor must hold its shares in an account that is not subject to payment of fees for recordkeeping services, account servicing, networking, or similar services to Service Agents.

Class P Shares. Investors who received Class P shares as a result of the reorganization of Legg Mason Investment Grade Income Portfolio into Western Asset Corporate Bond Fund on July 10, 2009, may continue to invest in Class P shares. Class P shares are sold at NAV with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

Class 1 Shares. The Fund’s Class 1 shares are closed to all purchases and incoming exchanges. Investors owning Class 1 shares may continue to maintain their then-current Class 1 shares but are no longer permitted to add to their Class 1 share positions, except through reinvestments of dividends.

*  *  *  *  *

Under certain circumstances, an investor who purchases Fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same Fund to Class I shares of that Fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of Fund shares, please see the Fund’s Prospectus.

Systematic Investment Plan

Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic periodic investments of $50 or more in certain share classes by authorizing the Distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s Fund account. Shareholders have the option of selecting the frequency of the investment (on a monthly, every alternate month, quarterly, semi-annual or annual basis) as long as the investment equals a minimum of $50 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from the Fund or your Service Agent.

Sales Charge Waivers and Reductions for Class A and Class A2 Shares

Initial Sales Charge Waivers. Purchases of Class A or Class A2 shares may be made at NAV without an initial sales charge in the following circumstances:

i.

sales to (a) current and retired board members, (b) current employees of Legg Mason and its subsidiaries, (c) the “immediate families” of such persons, as defined above, and (d) a pension, profit-sharing or other benefit plan for the benefit of such persons;

ii.

sales to employees of certain Service Agents having dealer, service or other selling agreements with the Distributor or otherwise having an arrangement with any such Service Agent with respect to sales of Fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

iii.	offers of Class A or Class A2 shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise;

iv.

purchases by shareholders who have redeemed Class A or Class A2 shares in the Fund (or Class A or Class A2 shares of another fund sold by the Distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption;

v.	purchases by certain separate accounts used to fund unregistered variable annuity contracts;

vi.

purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS;

vii.

purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name;

viii.

sales through Service Agents who have entered into an agreement with LMIS to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers;

ix.	purchases of Class A shares by shareholders investing through LMIS Accounts;

x.	investors investing through certain retirement plans; and

xi.	investors who rollover Fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the initial sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by Service Agents approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

There are several ways you can combine multiple purchases of Class A or Class A2 shares of funds sold by the Distributor to take advantage of the breakpoints in the Class A or Class A2 shares sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Service Agent or the Fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege. The Accumulation Privilege allows you to combine the current value of shares of the Fund with other shares of funds sold by the Distributor that are owned by:

●	you or

●	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A or Class A2 shares, as applicable, for purposes of calculating the initial sales charges.

If you hold Fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the Distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the Distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the Fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent. A Letter of Intent helps you take advantage of breakpoints in Class A and Class A2 sales charges. Sales charges and breakpoints vary among the funds sold by the Distributor. See the Fund’s Prospectus for the sales charges and breakpoints applicable to Class A and Class A2 shares of the Fund.

Purchases of Class A and Class A2 may be aggregated for purposes of calculating each breakpoint. You may purchase Class A shares or Class A2 shares of funds sold by the Distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once.

At the time you enter into a Letter of Intent, you select your asset goal amount. Each time you make a Class A or Class A2 purchase under a Letter of Intent, you will be entitled to pay the sales charge that is applicable to the amount of your asset goal amount. For example, if your asset goal amount is $100,000, any Class A or Class A2 investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the asset goal amount you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your asset goal amount. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your asset goal amount. You may include any Eligible Fund Purchases toward the asset goal amount, including shares of classes other than Class A or Class A2 shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A or Class A2 shares, and if any shares, including Class A or Class A2 shares, are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, any shares of a fund sold by the Distributor may be credited towards your asset goal amount. Shares of money market funds acquired by exchange from other funds offered with a sales charge and sold by the Distributor may be credited toward your asset goal amount. The eligible funds may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your asset goal amount. A Letter of Intent is not available to LMIS Accounts.

Eligible Prior Purchases. You may also credit towards your asset goal amount any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your asset goal amount. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current asset goal amount. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between:

i.	the aggregate sales charges actually paid for shares already purchased under the Letter of Intent; and

ii.	the aggregate applicable sales charges for the increased asset goal amount.

However, you must contact your Service Agent before purchasing shares in excess of the asset goal amount as no retroactive adjustments can be made. The 13-month period during which the asset goal amount must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your asset goal amount will no longer count towards meeting your asset goal amount. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the asset goal amount will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Goal Amount” below. Exchanges in accordance with the Fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your asset goal amount, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Goal Amount” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your asset goal amount as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your asset goal amount or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Goal Amount. If the total assets under your Letter of Intent within its 13-month term are less than your asset goal amount whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or otherwise cancelled the Letter of Intent before reaching your asset goal amount, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

Class A and Class A2 Shares

.

Class A and Class A2 shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares. Class A and Class A2 shares that are contingent deferred sales charge shares are subject to a contingent deferred sales charge if redeemed within 18 months of purchase.

.

Class A and Class A2 shares that are not subject to a contingent deferred sales charge. If Class A or Class A2 shares of the Fund are exchanged for shares of another fund sold by the Distributor that are subject to a contingent deferred sales charge, you may pay a contingent deferred sales charge if the shares acquired by exchange are redeemed within 18 months of purchase.

Class C Shares.

.	Class C shares that are subject to a contingent deferred sales charge. A contingent deferred sales charge will be imposed if shares are redeemed within 12 months of purchase.

.

Class C shares that are not subject to a contingent deferred sales charge. If Class C shares of the Fund are exchanged for shares of another fund sold by the Distributor that are subject to a contingent deferred sales charge, you may pay a contingent deferred sales charge if the shares acquired by exchange are redeemed within 12 months from the date of such exchange.

Class C1 Shares.

.

Class C1 shares that are subject to a contingent deferred sales charge. A contingent deferred sales charge will be imposed if shares are redeemed within 12 months of purchase. If Class C1 shares of the Fund are exchanged for Class C1 shares (or, if not available, Class C shares) of another fund sold by the Distributor, any contingent deferred sales charge that applies to the Class C1 shares of the other fund will apply to the Class C1 shares (or Class C shares, as applicable) acquired in exchange for the Class C1 shares of the Fund, and that contingent deferred sales charge will be measured from the date the shares exchanged were initially acquired.

.

Class C1 shares that are not subject to a contingent deferred sales charge. Class C1 shares of the Fund are not subject to a contingent deferred sales charge, but if Class C1 shares of the Fund are exchanged for Class C1 shares (or, if not available, Class C shares) of another fund sold by the Distributor that are subject to a contingent deferred sales charge, any contingent deferred sales charge that applies to the Class C1 shares of the other fund will apply to the Class C1 shares (or Class C shares, as applicable) acquired in exchange for the Class C1 shares of the Fund, and that contingent deferred sales charge will be measured from the date of such exchange.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. Unless otherwise noted above, the length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the Distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The Fund’s Distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on:

i.	exchanges (see “Exchange of Shares”);

ii.

systematic withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Systematic Withdrawal Plan”);

iii.	redemptions of shares within 12 months following the death or disability (as defined by the Code) of the shareholder;
iv.

mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2, (except that shareholders of certain retirement plans or IRAs established prior to May 23, 2005 will be eligible to obtain a waiver of the contingent deferred sales charge on all funds held in those accounts at age 59 1/2 and may be required to demonstrate such eligibility at the time of redemption);

v.	involuntary redemptions;
vi.	redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise;
vii.	tax-free returns of an excess contribution to any retirement plan;
viii.

certain redemptions of shares of the Fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the Distributor or the Manager; and

ix.	Class A shares held through LMIS Accounts.

The contingent deferred sales charge is also waived on Class C and Class C1 shares purchased by retirement plans with omnibus accounts held on the books of the Fund. Different Service Agents may offer different contingent deferred sales charge waivers. For more information, see the appendix to the Prospectus titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

A shareholder who has redeemed shares from other funds distributed by LMIS may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in a fund distributed by LMIS and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

To have a contingent deferred sales charge waived, you or your Service Agent must let the Fund know at the time you redeem shares that you qualify for such a waiver. Contingent deferred sales charge waivers will be granted subject to confirmation by LMIS or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) that are authorized by the Distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares or Class C1 shares, if applicable, for Class A shares of an applicable fund sold by the Distributor, are permitted to maintain such share class exchange features for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program, Class C shares and Class C1 shares of the Fund may be purchased by plans investing less than $3,000,000. Class C shares and Class C1 shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances: For participating plans established with the Fund or another fund in the Legg Mason family of funds (including funds for which LMPFA or any predecessor serves or has served as investment manager or administrator) prior to June 2, 2003, if such plan’s total Class C and Class C1 holdings in all non-money market funds sold by the Distributor equal at least $1,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares and Class C1 shares for Class A shares of the Fund. For participating plans established with the Fund or another fund in the Legg Mason family of funds (including funds for which LMPFA or any predecessor serves or has served as investment manager or administrator) on or after June 2, 2003, if such plan’s total Class C and Class C1 holdings in all non-money market funds sold by the Distributor equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares and Class C1 shares for Class A shares of the Fund.

Unless the exchange offer has been rejected in writing, the exchange will automatically occur within approximately 30 days after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares and Class C1 shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Unless the exchange has been rejected in writing, the exchange will automatically occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares and Class C1 shares but instead may acquire Class A shares of the same fund. Any Class C shares and Class C1 shares not converted will continue to be subject to the distribution fee.

For further information regarding the Grandfathered Retirement Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C shares and Class C1 shares exchange privileges applicable to their plan.

Determination of Public Offering Price

The Fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares, an initial sales charge based on the aggregate amount of the investment.

Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund based on the net asset value of a share of the Fund as of November 30, 2018:

Class A

	Intermediate Maturity California Municipals Fund	Intermediate Maturity New York Municipals Fund	Massachusetts Municipals Fund
Net Asset Value Per Share ($)	8.57	8.41	12.25
Maximum Initial Sales Charge Percentage (%)	2.25	2.25	4.25
Offering Price ($)	8.77	8.60	12.79

REDEMPTION OF SHARES

Redemptions of Fund shares are discussed under the “Exchanging shares” and “Redeeming shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference.

The right of redemption may be suspended or the date of payment postponed:

i.	for any period during which the NYSE is closed (other than for customary weekend and holiday closings);

ii.

when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of NAV is not reasonably practicable; or

iii.	for such other periods as the SEC by order may permit for protection of the Fund’s shareholders.

In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the NAV next determined after the suspension is lifted.

The Fund’s transfer agent, acting on behalf of the Fund, may place a temporary hold for up to 25 business days on the disbursement of redemption proceeds from an account held directly with the Fund if the transfer agent, in consultation with the Fund, reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. In order to delay payment of redemption proceeds under these circumstances, the Fund and the transfer agent must adopt certain policies and procedures and otherwise comply with the terms and conditions of no-action relief provided by the SEC staff. Financial exploitation means: (i) the wrongful or unauthorized taking, withholding, appropriation, or use of a Specified Adult’s funds or securities; or (ii) any act or omission by a person, including through the use of a power of attorney, guardianship, or any other authority regarding a Specified Adult, to (a) obtain control, through deception, intimidation or undue influence, over the Specified Adult’s money, assets or property, or (b) convert the Specified Adult’s money, assets or property. The transfer agent and/or the Fund may not be aware of factors suggesting financial exploitation of a Specified Adult and may not be able to identify Specified Adults in all circumstances. Furthermore, the transfer agent is not required to delay the disbursement of redemption proceeds and does not assume any obligation to do so. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is a natural person (i) age 65 and older, or (ii) age 18 and older and whom the Fund’s transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests.

Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

The Fund reserves the right to modify or terminate telephonic, electronic or other redemption services described in the Prospectus and this SAI at any time.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan permits you to have a specified dollar amount automatically withdrawn from your account on a regular basis (i.e., on a monthly, quarterly, semi-annual or annual basis). The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the Fund, excluding those shares held in certain IRAs or Coverdell education savings accounts (“Coverdell ESAs”). You should contact your Service Agent to determine if it offers a similar service.

Class A, Class A2, Class C, Class C1 and Class D Shareholders. Class A, Class A2, Class C, Class C1 and Class D shareholders having an account with a balance of $5,000 or more may elect to make withdrawals of a minimum of $50 per transaction per month and $150 quarterly per fund. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by the Fund’s transfer agent—Fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (2) ACH to checking or savings account—redemptions of Fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting the Fund or your Service Agent. The Fund, its transfer agent, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time. See “Waivers of Contingent Deferred Sales Charge,” above, for information about application of the contingent deferred sales charge to withdrawals under the Systematic Withdrawal Plan.

Class FI, Class I and Class IS Shareholders. Certain shareholders of the Fund’s Class FI, Class I and Class IS shares with an initial NAV of $1,000,000 or more, or certain other shareholders authorized by LMIS, may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of Fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests to change or discontinue the Systematic Withdrawal Plan may be made at the Fund’s website, www.leggmason.com/mutualfunds, by calling the Fund at 1-877-721-1926, or by writing to the Fund or your Service Agent. You may change the amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the Fund or your Service Agent. The Fund, its transfer agent, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

In General. The amounts paid to you each redemption period are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

Redemptions will be made at the NAV per share, determined as of the scheduled close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor, less any applicable contingent deferred sales charge. If the NYSE is not open for business on that day, the shares will be redeemed at the per share NAV determined as of the scheduled close of regular trading on the NYSE on the next day the NYSE is open, less any applicable contingent deferred sales charge. See “Valuation of Shares” below for additional information about the NYSE’s holiday schedule.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. A payment is taxable to the extent that the total amount of the payment exceeds the tax basis in the shares deemed sold. Other taxes or tax-related consequences may apply, and you should consult your tax adviser before establishing a Systematic Withdrawal Plan. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

Ordinarily, you should not purchase additional shares of a fund in which you have an account if you maintain a Systematic Withdrawal Plan because there are tax disadvantages associated with such purchases and withdrawals.

Redemptions In Kind

The Fund reserves the right, under certain conditions, to honor any request for a redemption by making payment in whole or in part by delivering securities valued in accordance with the procedures described under “Share price” in the Fund’s Prospectus. Because redemption in kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash, and the market price of those securities will be subject to fluctuation until they are sold. The securities delivered may not be representative of the entire Fund portfolio, may represent only one issuer or a limited number of issuers and may be securities that the Fund would otherwise sell. The Fund will not use securities to pay redemptions by LMIS or other affiliated persons of the Fund, except as permitted by law, SEC rules or orders, or interpretive guidance from the SEC staff or other proper authorities.

Shares Purchased and Redeemed Through Another Service Agent

The Fund has authorized certain Service Agents to receive on its behalf purchase and redemption orders. Such Service Agents are authorized to designate plan administrator intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Service Agent or, if applicable, a Service Agent’s authorized designee, receives the order. Orders will be priced at the Fund’s NAV next computed after they are received by an authorized Service Agent or the Service Agent’s authorized designee and accepted by the Fund.

Transferring Legg Mason Fund Shares to Another Service Agent

You may transfer Fund shares only to a Service Agent that has entered into an agreement with LMIS or one of its affiliates with respect to the Fund. Some Service Agents may have agreements with LMIS or one of its affiliates with respect to some Legg Mason Funds and not others. Depending on the Service Agent to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional Fund shares. All future trading of Fund shares, including exchanges, is subject to the rules of the Service Agent and its continued agreement with the distributor that permits such trading.

You should contact your Service Agent or the appropriate fund for further information on transferring Fund shares.

EXCHANGE OF SHARES

Exchanges of Fund shares are discussed under the “Buying shares,” “Exchanging shares,” and “Redeeming shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference. The exchange privilege enables shareholders to acquire shares of the same class in another fund sold by the Distributor. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. The Prospectus describes the requirements for exchanging shares of the Fund and may be obtained as described on the cover page of this SAI.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then current NAV. The Distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, Class FI, Class R, Class I and Class IS Exchanges. Class A, Class FI, Class R, Class I and Class IS shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge but subject to a contingent deferred sales charge, if applicable.

Class A2 Exchanges. Investors that hold Class A2 shares may exchange those shares without imposition of any charge but subject to a contingent deferred sales charge, if applicable, for Class A2 shares of other funds or, if such fund does not offer Class A2, for Class A shares.

Class C Exchanges. Class C shares of the Fund may be exchanged for other Class C shares without imposition of any charge but subject to a contingent deferred sales charge, if applicable. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Fund that have been exchanged.

Class C1 Exchanges. Investors that hold Class C1 shares may exchange those shares for Class C1 shares of other funds sold by the Distributor, or if a fund does not offer Class C1, for Class C shares, in each case without imposition of any charge but subject to a contingent deferred sales charge, if applicable. However, once an investor exchanges Class C1 shares for Class C shares, the investor would not be permitted to exchange from Class C shares back to Class C1 shares.

Class D Exchanges. Class D shares of the Fund may not be exchanged.

Class P Exchanges. Class P shares may exchange those shares for Class P shares of other funds sold by the Distributor.

Class 1 Exchanges. Class 1 shareholders who wish to exchange all or a portion of their shares may exchange Class 1 shares for Class A shares of certain funds available for exchange. Ask your Service Agent about the funds available for exchange.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares or Class C1 shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Programs with Exchange Features” for additional information.

Additional Information Regarding the Exchange Privilege

The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. See “Frequent trading of fund shares” in the Prospectus.

During times of drastic economic or market conditions, the Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the Fund’s Prospectus for additional information. Exchanges will be processed at the NAV next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

The exchange privilege may be modified or terminated at any time and is available only in those jurisdictions where such exchanges legally may be made. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange. Other taxes or tax-related consequences may apply, and you should consult your tax adviser before requesting an exchange.

VALUATION OF SHARES

The net asset value per share of each class of the Fund is generally calculated as of the close of regular trading (normally 4:00 p.m., Eastern time) on each day on which the NYSE is open. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class specific expenses, the per share net asset value of each class of the Fund will differ. Please see the Fund’s Prospectus for a description of the procedures used by the Fund in valuing its assets.

PROXY VOTING GUIDELINES AND PROCEDURES

The Manager delegates to the Subadviser the responsibility for voting proxies for the Fund through its contracts with the Subadviser. The Subadviser may use its own proxy voting policies and procedures to vote proxies of the Fund if the Fund’s Board reviews and approves the use of those policies and procedures. Accordingly, the Manager does not expect to have proxy-voting responsibility for the Fund.

Should the Manager become responsible for voting proxies for any reason, such as the inability of the Subadviser to provide investment advisory services, the Manager shall utilize the proxy voting guidelines established by the most recent Subadviser to vote proxies until a new Subadviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of the Manager (or its affiliates if such conflict is known to persons responsible for voting at the Manager) and any fund, the Board of Directors of the Manager shall consider how to address the conflict and/or how to vote the proxies. The Manager shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

The Manager shall be responsible for gathering relevant documents and records related to proxy voting from the Subadviser and providing them to the Fund as required for the Fund to comply with applicable rules under the 1940 Act. The Manager shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of the Subadviser, including the actual proxy voting policies and procedures of the Subadviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

The Subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the Fund’s portfolio securities are voted. A copy of the proxy voting policies and procedures is attached as Appendix A to this SAI. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge (1) by calling 1-877-721-1926, (2) on www.leggmason.com/mutualfundsliterature (click on the name of the Fund) and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board has adopted policies and procedures (the “policy”) developed by the Manager with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities for the Legg Mason Funds. The Manager believes the policy is in the best interests of the Fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect the Fund from potentially harmful disclosures.

General Rules/Website Disclosure

The policy provides that information regarding the Fund’s portfolio holdings may be shared at any time with employees of the Manager, the Fund’s Subadviser and other affiliated parties involved in the management, administration or operations of the Fund (referred to as fund-affiliated personnel). With respect to non-money market funds, the Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel (i) upon the filing of portfolio holdings reports in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the applicable holdings report or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the Fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The Fund currently discloses its complete portfolio holdings 14 calendar days after quarter-end. The Fund discloses this information on Legg Mason’s website: www.leggmason.com/mutualfundsliterature (click on the name of the Fund).

Ongoing Arrangements

Under the policy, the Fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. The Fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the Fund, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Fund’s Board.

Set forth below is a list, as of September 30, 2018, of those parties with whom the Manager, on behalf of the Fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for the Fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
1919 Investment Counsel, LLC	Daily	None

Barclays Bank PLC	Daily	None

Best Alternative Outsourcing Services LLP	Daily	None

Bloomberg AIM	Daily	None

Bloomberg L.P.	Daily	None

Bloomberg Portfolio Analysis	Daily	None

Brown Brothers Harriman	Daily	None

Charles River	Daily	None

Citco	Daily	None

Emerging Portfolio Fund Research, Inc. (EPFR), an Informa Company	Monthly	None

Enfusion Systems	Daily	None

ENSO LP	Daily	None

eVestment Alliance	Quarterly	8-10 Days

FactSet	Daily	None

HSBC Global Asset Management	Daily	None

Institutional Shareholder Services	Daily	None

ITG	Daily	None

Kailash Concepts	Monthly	None

Middle Office Solutions, LLC	Daily	None

Morgan Stanley Capital Inc.	Daily	None

Morningstar	Daily	None

NaviSite, Inc.	Daily	None

StarCompliance	Daily	None

State Street Bank and Trust Company	Daily	None

SunGard/Protegent (formerly Dataware)	Daily	None

The Bank of New York Mellon	Daily	None

The Northern Trust Company	Daily	None

The Northern Trust Melbourne	Daily	None

Thomson	Semi-annually	None

Thomson Reuters	Daily	None

VPD Financial Software Consulting	Daily	None

Portfolio holdings information for the Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Broadridge	Daily	None

Deutsche Bank	Monthly	6-8 Business Days

DST International plc (DSTi)	Daily	None

Electra Information Systems	Daily	None

Fidelity	Quarterly	5 Business Days

Fitch	Monthly	6-8 Business Days

Frank Russell	Monthly	1 Day

Glass Lewis & Co.	Daily	None

Informa Investment Solutions	Quarterly	8-10 Days

Interactive Data Corp	Daily	None

Liberty Hampshire	Weekly and Month End	None

RBC Investor and Treasury Services	Daily	None

S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day

SunTrust	Weekly and Month End	None

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) the Fund’s portfolio holdings information is made available no earlier than the day next following the day on which the Fund makes the information available on its website, as disclosed in the Fund’s Prospectus. The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of Limited Portfolio Holdings Information

In addition to the ongoing arrangements described above, the Fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the Fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about the Fund’s portfolio holdings may be made (i) to a proposed or potential adviser or Subadviser(s) or other investment manager asked to provide investment management services to the Fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

•	The Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.
•	The Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.
•

A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

•	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).
•

The Fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the Fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

•

A small number of the Fund’s portfolio holdings (including information that the Fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the Fund and is not contrary to law.

•

The Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the Policy

The Fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the Manager’s legal department, as necessary. Exceptions from the policy are reported annually to the Fund’s Board.

Limitations of Policy

The Fund’s portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the Manager or the Subadviser may manage accounts other than the Fund that have investment objectives and strategies similar to those of the Fund. Because these accounts, including the Fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the Manager or the Subadviser may be able to infer the portfolio holdings of the Fund from the portfolio holdings in that investor’s account.

THE TRUST

The certificate of trust to establish the Trust was filed with the State Department of Assessments and Taxation of Maryland on October 4, 2006. The Fund is a series of the Trust. As of April 16, 2007, the Fund was redomiciled as a series of the Trust. Prior thereto, the Fund was a series of Legg Mason Partners Income Funds, a Massachusetts business trust. Prior to October 5, 2009, Intermediate Maturity California Municipals Fund and Intermediate Maturity New York Municipals Fund were known as Legg Mason Partners Intermediate Maturity California Municipals Fund and Legg Mason Partners Intermediate Maturity New York Municipals Fund, respectively. Prior to August 1, 2012, Intermediate Maturity California Municipals Fund and Intermediate Maturity New York Municipals Fund were known as Legg Mason Western Asset Intermediate Maturity California Municipals Fund and Legg Mason Western Asset Intermediate Maturity New York Municipals Fund, respectively. Prior to October 5, 2009, Massachusetts Municipals Fund was known as “Legg Mason Partners Massachusetts Municipals Fund.” Prior to August 1, 2012, Massachusetts Municipals Fund was known as “Legg Mason Western Asset Massachusetts Municipals Fund.”

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. The Trust’s Declaration of Trust (the “Declaration”) provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and any other governing instrument of the Trust, such as the by-laws of the Trust, which contain additional rules governing the conduct of the business of the Trust.

Some of the more significant provisions of the Declaration are summarized below. The following summary is qualified in its entirety by reference to the applicable provisions of the Declaration.

Shareholder Voting

Under the Declaration, the Trustees have broad authority to direct the business and affairs of the Trust. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. For example, the Trustees are empowered to amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, terminate the Trust or any series or class, or adopt or amend the by-laws of the Trust, in each case without shareholder approval if the 1940 Act would not require such approval.

The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. When a vote of shareholders is required to elect Trustees, the Declaration provides that such Trustees shall be elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the Fund, when issued, will be fully paid and non-assessable. Shareholders are not entitled to any appraisal rights with respect to their shares and, except as the Trustees may determine, shall have no preemptive, conversion, exchange or similar rights. The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Fund such information with respect to their ownership of shares of the Fund, whether direct or indirect, as the Trustees may deem necessary in order to comply with various laws or regulations or for such other purpose as the Trustees may decide. The Fund may disclose such ownership information if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the Fund and requires the Fund to indemnify a shareholder against any loss or expense claimed solely because of the shareholder’s being or having been a shareholder. The Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. Subject to applicable federal law, expenses related to the defense against any claim to which indemnification may apply shall be advanced by the Trust upon receipt of an undertaking by or on behalf of the recipient of those expenses to repay the advanced amount if it is ultimately found that he or she is not entitled to indemnification. In making any determination as to whether a person has engaged in conduct for which indemnification is not available, or as to whether there is reason to believe that such person ultimately will be found entitled to indemnification, such person shall be afforded a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended for an additional period not to exceed 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The Declaration further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or the Fund be brought only in the U.S. District Court for the District of Maryland (Baltimore Division), or if such action may not be brought in that court, then such action shall be brought in the Circuit Court for Baltimore City and that the right to jury trial be waived to the fullest extent permitted by law.

The Declaration further provides that no provision of the Declaration will be effective to require a waiver of compliance with any provision of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. This discussion is very general and does not address all the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. This summary is based upon the Code, its legislative history, Treasury regulations (including temporary and proposed regulations), published rulings, and court decisions, each as of the date of this SAI and all of which are subject to change, possibly with retroactive effect, which could affect the continuing accuracy of this discussion. This discussion assumes that each shareholder holds its shares of the Fund as capital assets for U.S. federal income tax purposes. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local, and foreign tax consequences of investing in the Fund.

Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Tax Act”) was enacted on December 22, 2017. The Tax Act makes significant changes to the U.S. federal income tax rules for individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and, without further legislation, will not apply after 2025. The application of certain provisions of the Tax Act is uncertain, and the changes to the Code that the Tax Act enacted may have direct or indirect effects on the Fund, its investments, or its shareholders that cannot be predicted. In addition, legislative, regulatory, or administrative changes to, or in respect of the application of, the Tax Act could be enacted or promulgated at any time, either prospectively or with retroactive effect. Prospective investors should consult their tax advisers regarding the implications of the Tax Act on their investment in the Fund.

Tax Treatment of the Fund

The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code. To qualify as such, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derive less than 90% of their income from sources described in this subparagraph (a) other than qualified publicly traded partnerships); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets consists of cash, securities of other regulated investment companies, U.S. government securities, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s assets is invested, including through corporations in which the Fund owns a 20% or larger voting stock interest, (x) in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, (y) in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are treated as engaged in the same, similar, or related trades or businesses, or (z) in the securities of one or more “qualified publicly traded partnerships,” which generally include master limited partnerships.

In general, for purposes of the 90% gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income. In general, qualified publicly traded partnerships will be treated as partnerships for U.S. federal income tax purposes because they meet a passive income requirement under the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to interests in qualified publicly traded partnerships. The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local, or foreign income, franchise, or withholding tax liabilities.

For purposes of the diversification test described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than the excess of its net long-term capital gain over its net short-term capital loss, plus or minus certain other adjustments, and calculated without regard to the deduction for dividends paid), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for U.S. federal income tax purposes to the extent of the Fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund were to fail to meet the income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. In particular, if in the first instance, the Fund does not satisfy the diversification test as of a particular quarter end, it will have up to 30 days after that quarter end to adjust its holdings in order to comply with the test retroactively. Portfolio transactions executed by the Fund in order to comply with the diversification test will increase the Fund’s portfolio turnover and trading costs and may increase the amount of taxes payable by shareholders to the extent any capital gains are realized as a result of such transactions. If the Fund were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

If the Fund were to fail to distribute in a calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (i.e., the excess of all gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ending October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects) it would be subject to a 4% nondeductible excise tax. For this purpose, however, any ordinary income or capital gain net income that is retained by the Fund and subject to corporate income tax will be considered to have been distributed by year end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year if the regulated investment company makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax, but there can be no assurance that it will be able to do so. In determining its net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses, including any capital loss carryforwards), its taxable income, and its earnings and profits, a regulated investment company generally is permitted to elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year), or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Tax Treatment of the Fund’s Investments

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also (a) will require the Fund to “mark to market” certain types of the positions in its portfolio (i.e., require the Fund to treat all unrealized gains and losses with respect to those positions as though they were realized at the end of each year) and (b) may cause the Fund to recognize income prior to or without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to sell portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

As a result of entering into swap contracts, if any, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to recognize currently income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Any investments by the Fund in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, and options on most stock indexes, are subject to special tax rules. Any section 1256 contracts held by the Fund at the end of its taxable year (and, for purposes of the 4% excise tax, on certain later dates as prescribed under the Code) are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

The Fund may purchase debt obligations with original issue discount (“OID”), market discount, or acquisition discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued with OID. Generally, the amount of the OID is treated as interest income and is included in taxable income (and is accordingly required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may be treated as OID that is includible in the Fund’s gross income on a current basis.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Under the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial of full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Because the OID, market discount, or acquisition discount earned by the Fund in a taxable year may exceed the total amount of cash interest the Fund receives from the relevant debt obligations, the Fund may have to dispose of one or more of its investments, including at a time when it is not advantageous to do so, and use the proceeds thereof to make distributions in amounts necessary to satisfy the distribution requirements. The Fund may realize capital gains or losses from such dispositions, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain.

In addition, payment-in-kind securities held by the Fund, if any, will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on high yield obligations may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible by the issuer, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below), to partnerships or trusts in which the Fund invests or to certain options, futures, or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country, or (3) tax rules applicable to debt obligations acquired with OID, including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if the Fund elects or is otherwise required to accrue such market discount currently. In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Investments in Municipal or Other Tax-Exempt Funds

The Fund intends to satisfy conditions that will enable it to pay “exempt-interest dividends” to its shareholders. Exempt-interest dividends are dividends attributable to interest income received from municipal obligations and are generally not subject to regular U.S. federal income taxes, although they may be considered taxable for certain state and local income tax purposes and may be subject to the federal alternative minimum tax. Repurchase agreements on municipal obligations generally give rise to taxable interest income, which will not be included in exempt-interest dividends when distributed by the Fund.

Interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes in proportion to the percentage that the Fund’s distributions of exempt-interest dividends bears to all of the Fund’s distributions, excluding capital gain dividends. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from the Fund may, under certain circumstances, cause a portion of such benefits to be subject to U.S. federal income tax. Furthermore, a portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or “private activity bonds” held by the Fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal alternative minimum tax. Shareholders should consult their own tax advisors to determine whether they are (a) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (b) subject to the federal alternative minimum tax or the federal or California “excess net passive income” tax. Corporate shareholders are not subject to the federal alternative minimum tax.

The treatment under state and local tax law of Fund dividends may differ from the U.S. federal income tax treatment of such dividends under the Code.

Capital Loss Carryforwards—Not Subject to Expiration

As of November 30, 2018, as set forth below, the Fund had capital losses that are not subject to expiration and may be carried forward to offset future taxable capital gains. These capital losses have been deferred as either short-term or long-term losses and will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred. Capital losses that are not subject to expiration must be utilized by the Fund before the Fund’s capital loss carryforwards that are subject to expiration, if any, may be utilized.

Fund	Amount of Capital Loss Carryforward ($)
Intermediate Maturity California Municipals Fund	8,824,260

Intermediate Maturity New York Municipals Fund	4,882,842

Massachusetts Municipals Fund	3,930,453

Capital Loss Carryforwards—Subject to Expiration

As of November 30, 2018, as set forth below, the Fund had unused capital loss carryforwards that are subject to expiration. This amount will be available to offset any future taxable capital gains of the Fund, after the utilization of any of the Fund’s capital losses that are not subject to expiration. This ordering rule may cause the Fund’s capital loss carryforwards that are subject to expiration to be more likely to expire unutilized.

Fund	Year of Expiration	Amount of Capital Loss Carryforward that Expires ($)
Intermediate Maturity California Municipals Fund	11/30/2019	358,359

Intermediate Maturity New York Municipals Fund	11/30/2019	1,062,734

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (determined without regard to the dividends-received deduction), and any net capital gain. However, if the Fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to a corporate tax on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to their share of the excess of the amount of undistributed net capital gain included in their income over the income paid by the Fund on the undistributed amount. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Exempt-interest dividends paid by the Fund are exempt from regular U.S. federal income taxes. Other distributions from the Fund’s net investment income and of net realized short-term capital gains, whether paid in cash or in shares, are taxable to a U.S. shareholder as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other non-corporate shareholders at the rates applicable to long-term capital gain. Distributions of net capital gain, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. corporations and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. PFICs are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

The Fund does not anticipate that any of its dividends paid will qualify for the dividends-received deduction or be treated as qualified dividend income.

Dividends and distributions from the Fund (excluding exempt-interest dividends) will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends (excluding exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). One or more of the Fund’s distributions during the year may include such a return of capital distribution. Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the Fund will be increased by such amount.

Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be taxable to them.

If Fund shares are held through a qualified retirement plan entitled to tax-advantaged treatment for federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax adviser regarding the tax treatment of distributions (which may include amounts attributable to Fund distributions) which may be taxable when distributed from the retirement plan.

Sale, Exchange or Redemption of Shares. Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shareholder held such shares for more than one year and short-term capital gain or loss if the shareholder held such shares for one year or less.

Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including by reinvesting dividends or capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares during that six-month period.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then by January 31 of the calendar year following the year of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the redemption will be treated as a taxable sale or exchange of shares, as described above. Such a fee generally will not be deductible by a shareholder that is an individual for any taxable year beginning after December 31, 2017 and before January 1, 2026, and, for other taxable years, the deductibility of such a fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Basis Reporting. The Fund, or, in the case of a shareholder holding shares through a Service Agent, the Service Agent, will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s Fund shares in the account. For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts.

A shareholder may instruct the Fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the Fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the Fund may call the Fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation and should consider electing such other method prior to making redemptions or exchanges in their accounts.

Backup Withholding. The Fund may be required in certain circumstances to apply backup withholding on dividends(including exempt interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year. In certain cases, the Fund may be required to amend the tax information reported to you with respect to a particular year. In this event, you may be required to file amended U.S. federal income or other tax returns with respect to such amended information and, if applicable, to pay additional taxes (including potentially interest and penalties) or to seek a tax refund and may incur other related costs.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Generally, shareholders will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to federal withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.

The 30% withholding tax generally will not apply to exempt interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds. The 30% withholding tax also will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and OID, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States, (ii) in the case of a non-U.S. shareholder that is an individual, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of “United States real property interests” (as defined below, “USRPIs”) apply to the non-U.S. shareholder’s sale of shares of the Fund.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “United States real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A regulated investment company that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% non-U.S. shareholder, in which case such non-U.S. shareholder generally would also be required to file U.S. federal income tax returns and pay any additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look through” rule, any distributions by the Fund to a non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s non-U.S. shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the non-U.S. shareholder being required to file a U.S. federal income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

Under legislation commonly known as “FATCA,” the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund.

State Tax Information

Generally, dividends received from a fund that are attributable to interest on U.S. government securities are not subject to state and local income taxes.

California Taxation. California shareholders will not be subject to California state personal income tax on dividends they receive from the California Fund to the extent that such distributions qualify as exempt-interest dividends under the Code and California law and provided that, at the close of each quarter of the California Fund’s taxable year, at least 50% of the California Fund’s total assets are invested in California municipal securities. To the extent that distributions are derived from taxable income, including long-term or short-term capital gains, such distributions will not be exempt from California state personal income tax. Dividends from the California Fund are not excluded in determining California state franchise or income taxes on corporations and financial institutions. The foregoing is only a brief summary of the tax considerations generally affecting the California Fund and its shareholders who are California residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

New York State and City Taxation. New York resident shareholders of the Intermediate Maturity New York Municipals Fund will not be subject to New York state or New York City personal income tax on exempt-interest dividends from the Fund attributable to interest on New York municipal securities. The Intermediate Maturity New York Municipals Fund is required to report annually the source, tax status and recipient information related to its exempt-interest dividends distributed within the State of New York. Exempt-interest dividends are not excluded in determining New York state franchise or New York City business taxes on corporations and financial institutions. The foregoing is only a brief summary of some of the tax considerations generally affecting the Intermediate Maturity New York Municipals Fund and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

Massachusetts Taxation. Individual shareholders of the Fund who are otherwise subject to Massachusetts personal income tax will not be subject to such tax on exempt-interest dividends received from the Fund to the extent the dividends are attributable to interest on Massachusetts municipal securities. Also, individual shareholders will not be subject to Massachusetts personal income tax on dividends received from the Fund to the extent the dividends are attributable to interest on U.S. government securities.

Other distributions from the Fund, including those related to long-term and short-term capital gains, generally will not be exempt from Massachusetts personal income tax; however, distributions of net capital gain may be exempt from Massachusetts personal income tax if the gains from which the distribution is paid are derived from certain Massachusetts municipal securities the gains from which are exempted by statute. Businesses should note that the Fund’s distributions derived from Massachusetts municipal securities are not exempt from Massachusetts corporate excise tax.

CODES OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, the Manager, the Subadviser and the Distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personal securities transactions by employees must adhere to the requirements of the codes of ethics. Copies of the codes of ethics applicable to personnel of the Fund, the Manager, the Subadviser, the Distributor and the Independent Trustees are on file with the SEC.

FINANCIAL STATEMENTS

The Fund’s Annual Report to shareholders for the fiscal period ended November 30, 2018, contains the Fund’s audited financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, all of which are incorporated by reference into this SAI. These audited financial statements are available free of charge upon request by calling the Fund at 1-877-721-1926.

Appendix A

Proxy Voting Policies

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)- 6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

4.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering, and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.

Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

c.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Appendix B

Credit Ratings

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1,2

Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.3

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.4 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Obligation Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

1

For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.

2

Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

3	For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s Investors Service Products.
4

Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Obligation Ratings:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

U.S. Municipal Short-Term Obligation Ratings:

While the global short-term “prime” rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the

Variable Municipal Investment Grade (“VMIG”) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short- term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

*—For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.

VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:

Long-Term Issue Credit Ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

–	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

–	The nature and provisions of the financial obligation, and the promise we impute; and

–

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity of the obligor to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:

A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent on favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings’ believes that such payments will be made within any stated grace period.

However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings:

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

–	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

–	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

D—“D” is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of S&P Global Ratings’ Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of S&P Global Ratings’ Active Qualifiers (Currently applied and/or outstanding):

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

–	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

–

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor.

Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

–

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

–

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

–	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: “cir” qualifier. This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings, higher, lower, or the same as the entity’s issuer rating or IDR, based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. “B” ratings indicate that material credit risk is present.

CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk. Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “CCC” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch Ratings’ Structured Finance Long-Term Obligation Ratings:

Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security, instrument or tranche in a transaction. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recover to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recover expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recover prospects.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following:

(a)	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

(b)	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or

(c)	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Notes: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g. “AAApre”, “AA+pre”).

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Appendix C

ADDITIONAL INFORMATION CONCERNING

CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of California (“California” or the “State”). The sources of payment for California municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in an official statement, relating to an offering of California bonds dated October 17, 2018 (the “Official Statement”). The Funds have not verified the accuracy, completeness or timeliness of the information contained in the Official Statement. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, the Official Statement and are subject to risks and uncertainties that may cause actual results to differ materially.

ECONOMY GENERALLY

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. The California economy has continued to benefit from broad-based growth. California is by far the most populous state in the nation, nearly 50 percent larger than the second-ranked state according to the 2010 United States Census. The estimate of California’s population as of July 2017 was 39.6 million residents, which was 12 percent of the total U.S. population.

As of October 17, 2018, the State’s fiscal health continued to improve since the end of the severe recession in 2009 (the “Great Recession”), which caused large budget deficits. The State’s General Fund budget achieved structural balance for the last several fiscal years and a prudent fiscal approach enabled the State to build historic levels of reserves. Based on projections included in the 2018 Budget Act, by the end of fiscal year 2018-19 the Budget Stabilization Account (“BSA”), also called the State’s “rainy day fund,” was projected to achieve a balance equal to ten percent of General Fund revenues and transfers for that fiscal year, the maximum balance for fiscal year 2018-19 under the Constitution, or $13.8 billion. The projected balance in the BSA includes the constitutionally mandated $1.7 billion transfer in fiscal year 2018-19 plus a $2.6 billion supplemental transfer to the BSA in excess of the legally required transfer that was expected as of October 17, 2018 to be held temporarily in the newly created Budget Deficit Savings Account until May 31, 2019 at which time it was anticipated to be transferred to the BSA.

Since the Great Recession ended, the State has paid off billions of dollars of budgetary borrowings, debts, and deferrals that were accumulated to balance budgets during the Great Recession and years prior. Under the Proposition 2 requirements, the 2018 Budget Act included an additional $1.75 billion to pay off various debts and liabilities in fiscal year 2018-19. Despite significant budgetary improvements during the last several years, there remain a number of budget risks that threaten the financial condition of the State’s General Fund. These risks include the threat of recession, potentially unfavorable changes to federal policies, the uncertain impact of changes in federal tax law, and significant unfunded liabilities of the two main retirement systems managed by State entities, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”).

The State has committed to significant increases in annual payments to CalPERS and CalSTRS in order to further reduce the unfunded liabilities, including a $6 billion supplemental pension payment to CalPERS in fiscal year 2017-18. As of the 2018 Budget Act, the Department of Finance projected that the supplemental pension payment would save $4.8 billion (net of principal and interest on the loan used to make this payment) in state contributions to CalPERS from all State fund sources over the next two decades, assuming actuarial and investment assumptions are realized. The amount of estimated savings allocable to each such fund were expected as of October 17, 2018 to generally be proportionate to its share of the payments on the loan. Approximately half of the total loan payments were expected to come from the General Fund.

The State also has a significant unfunded liability with respect to other post employment benefits (“OPEB”). Strategies to prefund these costs were established in 2015, and as of October 17, 2018, nearly all State employees contributed towards prefunding OPEB costs. There can be no assurances that the State will not face fiscal stress and cash pressures again, or that other changes in the State or national economies or in State or federal policies will not materially adversely affect the financial condition of the State’s General Fund.

The State manages its cash flow requirements during the fiscal year primarily with a combination of external borrowing, if required, and internal borrowing by the General Fund from over 700 special funds. The State ended fiscal year 2017-18 with a cash balance of $5.5 billion. Similar to fiscal years 2015-16 through 2017-18, the 2018 Budget Act projected that the State would not have any need to use external cash flow borrowing in fiscal year 2018-19.

National Economy. In 2017, real Gross Domestic Product (“GDP”) grew by 2.3 percent, reflecting positive contributions from personal consumption, business investment, and exports. As of October 17, 2018, the State expected U.S. GDP growth for 2018 and 2019 to increase to around 3 percent as a result of stimulus from federal tax cuts and fiscal spending, with short term increases assumed in business fixed investment, personal consumption, and government expenditures. In 2017, the labor force expanded by 1.1 million while nonfarm employment increased by 2.3 million, or 1.6 percent. The national unemployment rate fell to 3.8 percent in May 2018, the lowest rate since April 2000. With higher employment demand assumed from the federal tax cuts, and higher labor force growth through 2020, as of October 17, 2018, the unemployment rate for the nation was expected to decrease to 3.6 percent by 2019. Job creation was expected to accelerate to 1.7 percent in 2018 and 2019 before tapering off. The Federal Reserve was expected to continue gradually raising the benchmark interest rate over the next few years.

California Economy. California’s real GDP increased by 3.0 percent in 2017, and totaled $2.7 trillion at current prices, making California the fifth largest economy in the world. The last time the State was the fifth largest economy was in 2002. California’s unemployment rate fell to 4.2 percent in April 2018, reaching another record low. As of October 17, 2018, increased labor force participation was expected to keep the unemployment rate near 4.5 percent through 2020. The increase in business fixed investment was assumed to accelerate automation in California, leading to job growth slowing to 1.7 percent in 2018. Personal income was expected to grow by 5.6 percent in 2018 reflecting one-time tax cut bonuses, with continued growth dependent on more housing being built.

As of October 17, 2018, consumer prices were moving higher as commodity prices stabilized and wages continued to rise. California inflation rose 2.9 percent in 2017 and was expected to increase by 3.1 percent in 2018 and 2.8 percent in 2019. In comparison, U.S. inflation rose 2.1 percent in 2017 and was expected to increase by 2.3 percent in 2018 and 2.1 percent in 2019. Inflation remained concentrated in housing most notably in California since 2014. Housing inflation climbed 3.3 percent in the U.S. and 4.9 percent in California in 2017.

As of October 17, 2018, home building permit issuance was projected to continue growing at a faster rate—at around 10 percent on average over the forecast period—as continued large increases in home building were needed to sustain employment growth without overheating inflation.

RECENT DEVELOPMENTS

The 2018-19 Budget. On June 27, 2018, the Governor signed the 2018 Budget Act and related legislation implementing the State budget for fiscal year 2018-19. The 2018-19 Budget continued to pay down debts and liabilities, increased the rainy day fund balance to the maximum amount allowed by the State’s constitution, invested in education and health care, and projected a structurally balanced budget through fiscal year 2021-22.

Recent Cash Receipts. In July 2018, the Department of Finance reported that, based on agency cash receipts, tax receipts for June 2018 were $1.601 billion (9.0 percent) above the 2018-19 Budget Act forecast of $17.773 billion. Fiscal year 2017-18 cash receipts, including revisions to prior months, were $1.541 billion (1.1 percent) above the 2018-19 Budget Act forecast of $134.502 billion.

In August 2018, the Department of Finance reported that, based on agency cash receipts, tax receipts for July 2018 were $178 million (2.4 percent) below the 2018-19 Budget Act forecast of $7.527 billion.

In September 2018, the Department of Finance reported that, based on agency cash receipts, tax receipts for August 2018 were $1.047 billion (12.5 percent) above the 2018-19 Budget Act forecast of $8.356 billion. Fiscal year 2018-19 cash receipts, including revisions to prior months, were $870 million (5.5 percent) above the 2018-19 Budget Act forecast of $15.883 billion.

In October 2018, the Department of Finance reported that, based on agency cash receipts, tax receipts for September 2018 were $160 million (1.4 percent) above the 2018-19 Budget Act forecast of $11.626 billion. Fiscal year 2018-19 cash receipts, including revisions to prior months, were $1.032 billion (3.8 percent) above the 2018-19 Budget Act forecast of $27.51 billion.

Pension System Investment Returns for Fiscal Year 2017-18. On July 12, 2018, CalPERS reported a preliminary 8.6 percent net return on investment for the fiscal year ending June 30, 2018. The return is above the system’s actuarially assumed 7.375 percent rate of return. Additionally, in a July 20, 2018 news release CalSTRS reported a 9.0 percent return on investments for fiscal year ended June 30, 2018. The return exceeds the system’s actuarially assumed 7.25 percent rate of return.

Ballot Initiatives. As of October 17, 2018, initiative measures to authorize $14.377 billion aggregate amount of general obligation bonds had received sufficient signatures to be placed on the November 2018 ballot.

CURRENT STATE BUDGET

General

The State has indicated that the 2018 Budget Act, enacted on June 27, 2018, continued to build reserves and pay down budgetary debt. The 2018-19 Budget included a supplemental deposit to the Budget Stabilization Account (“BSA”) that was intended to bring the account balance up to its legal maximum for fiscal year 2018-19.

To further increase State reserves needed to address the inevitability of the next recession, the 2018-19 Budget added two additional reserves, the Budget Deficit Savings Account (“BDSA”) and the Safety Net Reserve, to State law. As of October 17, 2018, the BDSA was expected to temporarily hold the supplemental $2.6 billion deposit to the BSA and facilitate the transfer to the State’s “Rainy Day Fund” on or after May 31, 2019 to fully fund the BSA to its constitutional maximum. The Safety Net Reserve Fund (held outside of the BSA) provided an additional reserve of $200 million to protect against cuts to certain health and welfare programs during the next recession.

General Fund revenues and transfers for fiscal year 2018-19 were projected in the 2018 Budget Act at $133.3 billion, an increase of $3.5 billion, or 2.7 percent, compared with a revised estimate of $129.8 billion for fiscal year 2017-18. These estimates included transfers to the BSA of $4.4 billion in 2018-19, and $2.7 billion in fiscal year 2017-18. The transfers have the effect of lowering the total reported levels of General Fund revenues and transfers for such fiscal years by the amounts of the transfers.

General Fund expenditures for fiscal year 2018-19 were projected at $138.7 billion, an increase of $11.6 billion, or 9.2 percent, compared with a revised estimate of $127.0 billion for fiscal year 2017-18. The main components of the $11.6 billion increase in total expenditures were:

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$3.8 billion increase for Health and Human Services, comprised primarily of a $2.6 billion increase in Medi-Cal local assistance costs which consists of: $0.6 billion increase in deferral payments to the federal government, $0.5 billion less Proposition 56 funding, $0.4 billion due to no savings assumed for the former Managed Care Organization Tax, $0.4 billion in repayment of over-claimed Title XXI federal funds, $0.4 billion increase in fee-for-service base, $0.3 billion increase in Hospital Quality Assurance Fee provider payments, and $0.2 billion in higher draft managed care rates;

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$2.4 billion increase in statewide expenditures, including $0.7 billion for increased employee compensation costs for new bargaining agreements, $0.4 billion increase to the supplemental pension loan repayment, $0.5 billion decrease in federal national disaster assistance funding for wildfire-related costs; and an increase of $0.3 billion increase in fiscal year 2018-19 for statewide deferred maintenance;

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$1.9 billion increase for K-12 education (which includes over $1.0 billion in new child care investments), and a $268 million increase in contributions to CalSTRS due to higher than expected payroll growth;

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$1.1 billion increase in the Legislative, Judicial and Executive agencies, including a one-time $0.5 billion increase in funding for emergency homeless aid grants and $0.1 billion for voting equipment replacement; and

●	$1.0 billion increase in Higher Education including $0.3 billion in various onetime initiatives for UC and CSU in fiscal year 2018-19.
●	The 2018 Budget Act assumed continued expansion of the economy during the 2018-19 fiscal year and included the following major components:
●	Proposition 98 — $78.4 billion guaranteed total funding, of which $54.9 billion is General Fund.

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Higher Education — total state funding of $16.6 billion for all major segments of higher education, including $16.1 billion from the General Fund (both Non-Proposition 98 and Proposition 98). The remaining funds included special and bond funds.

●	Health and Human Services — total state funding of $64.3 billion, including $39.5 billion General Fund and $24.8 billion from special funds, for these programs.
●	Public Safety — total state funding of $15.0 billion, including $12.1 billion General Fund and $2.9 billion from special funds, for Corrections and Rehabilitation.

Economic and Budget Risks

The 2018-19 Budget is based on a variety of estimates and assumptions. If actual results differ from those assumptions, the State’s financial condition could be adversely or positively affected. There can be no assurance that the financial condition of the State will not be materially and adversely affected by actual conditions or circumstances in fiscal year 2018-19 and beyond.

While the State projected a balanced budget through fiscal year 2021-22, several economic and budget risks still exist. Risks with potentially significant General Fund impact include, but may not be limited to, the following:

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Threat of Recession — The economic forecast used in connection with the 2018-19 Budget assumed continued expansion of the economy; however, the State has indicated its belief that, by the end of fiscal year 2018-19, the expansion underway as of October 17, 2018 would match the longest recovery since World War II, and that another recession was inevitable. For example, if international trade relations do not continue to operate as they have in the past due to federal policies or other factors, or if inflation rises further due to the interaction between low unemployment levels and increasing consumer demand, the State believed that imbalances that trigger a recession could result. As of October 17, 2018, the stock market was recently at an all-time high, and had been volatile. The State has indicated that a sudden fall would likely adversely affect investment and hiring decisions at California companies, even in the absence of a recession.

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Federal Policy — The federal government has made major changes to the Affordable Care Act (including repeal of the individual mandate), trade and immigration policy, and taken other actions, which could have detrimental effects on the State’s budget. The State has indicated that federal institutional policy shifts, such as expenditure reductions and changes in interest rates, may cause businesses and individuals to pull back on investment or consumption.

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Federal Census — An undercount in the 2020 Census could particularly disadvantage the State when federal funds and legislative seats are apportioned. California has a significant share of the population designated “hard-to-count” by the Census Bureau including the foreign-born, children under 5, the non-white population, and renters. While California accounts for 12 percent of the U.S. population, the State has nearly 22 percent of the hard-to-count national population. As of October 17, 2018, California planned a proactive campaign to mitigate the risk of a population undercount, which if realized could affect future planning and funding formulas.

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Health Care Costs — As of October 17, 2018, the State’s Medicaid program (“Medi-Cal”) continued to be one of the State’s largest expenditures. The State also provides health benefits to its own employees and retirees. General Fund spending on health care costs is thus heavily dependent upon the rate of health care cost inflation. If this inflation rises faster than expected, annual General Fund spending could, in the State’s opinion, quickly rise by hundreds of millions of dollars.

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Capital Gains Volatility — Capital gains tax revenues are the State’s most volatile revenue source, and even absent a recession, a stock market correction or extended decline could significantly reduce the State’s revenues. Proposition 2 mitigates some of this volatility by requiring spikes in capital gains tax revenue be used to repay the State’s debts and liabilities, and to be deposited in the BSA.

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Climate Change — The State has historically been susceptible to wildfires and hydrologic variability. However, as greenhouse gas emissions continue to accumulate, climate change is expected to intensify and increase the frequency of extreme weather events, such as coastal storm surges, drought, wildfires, floods and heat waves, and raise sea levels along the coast. The future fiscal impact of climate change on the State is difficult to predict, but in the opinion of the State it could be significant.

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Cybersecurity Risks — The State, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. As a recipient and provider of personal, private, or sensitive information, the State is subject to multiple cyber threats including, but not limited to, hacking, viruses, malware and other attacks on computer and other sensitive digital networks and systems. Entities or individuals may attempt to gain unauthorized access to the State’s digital systems for the purposes of misappropriating assets or information or causing operational disruption and damage. In 2017 the State implemented a statewide security operations center to protect against malicious activity targeting critical technology infrastructure. No assurances can be given that the State’s efforts to manage cyber threats and attacks will be successful or that any such attack will not materially impact the operations or finances of the State.

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Debts and Liabilities — the State’s past budget challenges were often addressed by use of unprecedented levels of debts, deferrals, and budgetary obligations accumulated during periods of economic recession in the prior two decades. Although the State has paid down a substantial amount of these debts and has also put in place plans to pay off the unfunded portions of all major state retirement-related liabilities over the next three decades, the State is of the opinion that it still faces hundreds of billions of dollars in long-term cost pressures.

Summary of State Revenues and Expenditures

In addition to Special Fund for Economic Uncertainties (the “SFEU”), the 2018 Budget Act estimated a cumulative balance of $13.8 billion in the BSA (“rainy day fund”), at June 30, 2019, including a $2.6 billion supplemental transfer in fiscal year 2018-19 that was expected to be held temporarily in the newly created Budget Deficit Savings Account until May 31, 2019.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

As of July 1, 2018, the State had approximately $83.3 billion of outstanding general obligation bonds and lease revenue bonds payable principally from the State’s General Fund or from lease payments paid from the operating budget of the respective lessees, which operating budgets are primarily, but not exclusively, derived from the General Fund. As of July 1, 2018, there were approximately $33.6 billion of authorized and unissued long-term voter-approved general obligation bonds which, when issued, were expected to be payable principally from the General Fund and approximately $5.3 billion of authorized and unissued lease-revenue bonds.

The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes (“RANs”) and revenue anticipation warrants (“RAWs”).

Capital Facilities Financing

General Obligation Bonds

The State’s Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. Each general obligation bond act provides a continuing appropriation from the General Fund of amounts for the payment of debt service on the related general obligation bonds, subject under State law only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Under the State’s Constitution, appropriations to pay debt service on any general obligation bonds cannot be repealed until the principal of and interest on such bonds have been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund is expected to pay the debt service, pursuant to the continuing appropriation contained in the bond act, if the specified revenue source is not sufficient. The principal self-liquidating general obligation bond program for the State is the veterans’ general obligation bonds, which are supported by mortgage repayments from housing loans made to military veterans of the State.

General obligation bonds are typically authorized for infrastructure and other capital improvements at the State and local level. Pursuant to the State’s Constitution, general obligation bonds cannot be used to finance State budget deficits.

Variable Rate General Obligation Bonds

The State’s general obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of its long-term general obligation bonds outstanding. The State Treasurer has adopted a Debt Management Policy that further reduced this limitation on variable rate indebtedness to 10 percent of the aggregate amount of long-term general obligation bonds outstanding. The State has indicated that the terms of this policy, including this 10 percent limitation, can be waived or changed in the sole discretion of the State Treasurer. The State’s long-term general obligation bonds issued as variable rate indebtedness represented about 5.21 percent of the State’s total outstanding general obligation bonds as of October 17, 2018. The State has further indicated that, with respect to the $1,675,000,000 of variable rate general obligation bonds having scheduled mandatory tender dates, if these bonds cannot be remarketed or refunded on or prior to their respective scheduled mandatory tender dates, there will be no event of default but the interest rate on the bonds not remarketed or refunded on or prior to such date will increase, in most cases in installments, on and after the applicable scheduled mandatory tender date subject to a maximum interest rate for such bonds that may be less than the statutory maximum interest rate for the bonds, until such bonds can be remarketed or refunded or are paid at maturity.

The State is obligated to redeem, on the applicable purchase date, any weekly and daily variable rate demand obligations (“VRDOs”) tendered for purchase if there is a failure to pay the related purchase price of such VRDOs on such purchase date from proceeds of the remarketing thereof, or from liquidity support related to such VRDOs. As of October 17, 2018, the State had not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds.

General Obligation Commercial Paper Program

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond acts, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of bonds. The State uses commercial paper notes to provide flexibility for bond programs, such as to provide interim funding for voter-approved projects or to facilitate refunding of variable rate bonds into fixed rate bonds. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness. As of July 1, 2018, a total of $2.225 billion in principal amount of commercial paper notes was authorized under agreements with various banks.

Bank Arrangements

In connection with VRDOs and the commercial paper program (“CP”), the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms (including interest rates and repayment schedules) by which the State would be required to pay or repay any obligations thereunder (including reimbursement of drawings resulting from any failed remarketings). To the extent that VRDOs or CP offered to the public cannot be remarketed over an extended period (whether due to downgrades of the credit ratings of the institution providing credit enhancement or other factors) and the applicable financial institution is obligated to purchase VRDOs or CP, interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over current market levels relating to the VRDOs or CP, and, with respect to VRDOs the principal repayment period would generally be shorter (typically less than five years) than the repayment period otherwise applicable to the VRDOs. In addition, after the occurrence of certain events of default as specified in a credit agreement, payment of the related VRDOs may be further accelerated and payment of related CP, as applicable, may also be accelerated and interest payable by the State on such VRDOs or CP could increase significantly.

Lease-Revenue Obligations

In addition to general obligation bonds, the State acquires and constructs capital facilities through the issuance of lease-revenue obligations (also referred to as lease-purchase obligations). Such borrowing must be authorized by the Legislature in a separate act or appropriation. Under these arrangements, the State Public Works Board (“SPWB”), another State or local agency or a joint powers authority used proceeds of bonds to pay for the acquisition or construction of facilities such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to a State agency, the California State University (“CSU”) or the Judicial Council under a long-term lease which provides the source of revenues which are pledged to the payment of the debt service on the lease-revenue bonds. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State constitutional provisions that require voter approval. For purposes of this Appendix, the terms “lease-revenue obligation,” “lease-revenue financing,” “lease-purchase obligation” or “lease-purchase” mean principally bonds or certificates of participation for capital facilities where the lease payments providing the security are payable from the operating budget of the respective lessees, which are primarily, but not exclusively, derived from the General Fund.

Non-Recourse Debt

Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. These revenue bonds represent obligations payable from State revenue-producing enterprises and projects (e.g., among other revenue sources, taxes, fees and/or tolls) and conduit obligations payable from revenues paid by private users or local governments of facilities financed by the revenue bonds. In each case, such revenue bonds are not payable from the General Fund. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the CSU and University of California (“UC”) systems), housing, health facilities and pollution control facilities.

Build America Bonds

In February 2009, Congress enacted certain new municipal bond provisions as part of the federal economic stimulus act (“ARRA”), which allowed municipal issuers such as the State to issue “Build America Bonds” (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but pursuant to ARRA the U.S. Treasury was to repay the issuer an amount equal to 35 percent of the interest cost on any BABs issued during 2009 and 2010. The BAB subsidy payments related to general obligation bonds are General Fund revenues to the State, while subsidy payments related to lease-revenue bonds are deposited into a fund which is made available to the SPWB for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government. As of October 17, 2018, none of the State’s BAB subsidy payments had been reduced because of such an offset.

Between April 2009 and December 2010, the State issued $13.5 billion of BAB general obligation bonds and the SPWB issued $551 million of BAB lease-revenue bonds (of which $150 million has been redeemed). The aggregate amount of the subsidy payments expected to be received for fiscal year 2018-19 through the maturity of the outstanding BABs (mostly 20 to 30 years from issuance) based on the 35 percent subsidy rate was approximately $6.55 billion for the general obligation BABs and $163.1 million for the SPWB lease-revenue BABs.

Pursuant to certain federal budget legislation adopted in August 2011, starting as of March 1, 2013, the government’s BAB subsidy payments were reduced as part of a government-wide “sequestration” of many program expenditures. As of October 17, 2018, the amount of the reduction of the BAB subsidy payment was less than $30 million annually and was scheduled to continue until 2025, although Congress can terminate or modify it sooner, or extend it. None of the BAB subsidy payments are pledged to pay debt service for the general obligation and SPWB BABs, so this reduction is not expected to affect the State’s ability to pay its debt service on time, nor have any material impact on the State’s General Fund.

Future Issuance Plans; General Fund Debt Ratio

Based on estimates from the Department of Finance, as well as updates from the State Treasurer’s Office, approximately $3.6 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $680 million of lease-revenue bonds were expected, as of October 17, 2018, to be issued in fiscal year 2018-19. These estimates were expected to be updated by the State Treasurer’s Office based on information provided by the Department of Finance with respect to the updated funding needs of, and actual spending by, departments. In addition, the actual amount of bonds sold will depend on other factors such as overall budget constraints, market conditions and other considerations. As of October 17, 2018, the State also expected to issue refunding bonds as warranted by market conditions.

The ratio of debt service on general obligation and lease-revenue bonds supported by the General Fund, to annual General Fund revenues and transfers (the “General Fund Debt Ratio”), can fluctuate as assumptions for future debt issuance and revenue projections are updated from time to time. Any changes to these assumptions will impact the projected General Fund Debt Ratio. Based on the General Fund revenue estimates less transfers to the BSA contained in the 2018 Budget and bond issuance estimates referred to in the preceding paragraph, the General Fund Debt Ratio were estimated, as of October 17, 2018, to equal approximately 6.09 percent in fiscal year 2018-19 and 5.71 percent in fiscal year 2019-20.

The General Fund Debt Ratio is calculated based on the amount of debt service expected to be paid, without adjusting for receipts from the U.S. Treasury for the State’s current outstanding general obligation and lease-revenue BABs or the availability of any special funds that may be used to pay a portion of the debt service to help reduce General Fund costs. The total of these offsets was estimated, as of October 17, 2018, at approximately $1.9 billion for fiscal year 2018-19 and $2.1 billion for fiscal year 2019-20. Including the estimated offsets reduces the General Fund Debt Ratio to 4.65 percent in fiscal year 2018-19 and 4.25 percent in fiscal year 2019-20. The actual General Fund Debt Ratio in future fiscal years will depend on a variety of factors, including actual debt issuance (which may include additional issuance approved in the future by the Legislature and, for general obligation bonds, the voters), actual interest rates, debt service structure, and actual General Fund revenues and transfers.

Tobacco Settlement Revenue Bonds

In 1998, the State signed a settlement agreement with the four major cigarette manufacturers, in which the participating manufacturers agreed to make payments to the State in perpetuity. Under a separate Memorandum of Understanding (“MOU”), half of the payments made by the cigarette manufacturers are paid to the State and half to certain local governments, subject to certain adjustments.

In 2002, the State established a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues. Legislation in 2003 authorized a credit enhancement mechanism that requires the Governor to request an appropriation from the General Fund in the annual Budget Act for payment of debt service and other related costs in the event tobacco settlement revenues and certain other amounts are insufficient. The California State Legislature is not obligated to make any General Fund appropriation so requested.

The credit enhancement mechanism only applies to certain tobacco settlement bonds that were issued in 2005, 2013, 2015 and 2018 with an outstanding principal amount of approximately $2.12 billion (the “enhanced bonds”). The enhanced bonds are neither general nor legal obligations of the State and neither the faith and credit, nor the taxing power, nor any other assets or revenues of the State shall be pledged to the payment of the enhanced bonds. However, the State committed to request a General Fund appropriation from the Legislature in the event tobacco settlement revenues are insufficient to pay debt service on the enhanced bonds, and in the event that certain other available amounts, including the reserve fund for the enhanced bonds, are depleted. While an appropriation has been approved by the Legislature, use of the appropriated moneys as of October 17, 2018 never been required.

Draws on the reserve fund for the enhanced bonds in the amount of approximately $7.94 million were used to make required debt service payments on the 2005 bonds in 2011 and 2012. In April 2013, the reserve fund was replenished in full from tobacco revenues. As of July 1, 2018, the balance of the reserve fund for the enhanced bonds was approximately $152.2 million. If, in any future year tobacco settlement revenues are less than required debt service payments on the enhanced bonds in such year, additional draws on the reserve fund will be required and at some point in the future the reserve fund may become fully depleted. The State is not obligated to replenish the reserve fund from the General Fund, or to request an appropriation to replenish the reserve fund.

Office of Statewide Health Planning and Development Guarantees

The Office of Statewide Health Planning and Development (“OSHPD”) insures loans and bonds that finance and refinance construction and renovation projects for nonprofit and publicly-owned healthcare facilities. As of October 17, 2018, this program (“Cal-Mortgage Loan Insurance”) was authorized by statute to insure up to $3 billion for health facility projects.

State law established the Health Facility Construction Loan Insurance Fund (the “Fund”) as a trust fund which is continuously appropriated and may only be used for purposes of this program. The Fund is used as a depository of fees and insurance premiums and any recoveries and is the initial source of funds used to pay administrative costs of the program and shortfalls resulting from defaults by insured borrowers. If the Fund is unable to make payment on an insured loan or bond, State law provides for the State Treasurer to issue debentures to the holders of the defaulted loan or bond which are payable on parity with state general obligation bonds. The Fund is liable for repayment to the General Fund of any money paid from the General Fund. As of October 17, 2018, all claims on insured loans had been paid from the Fund and no debentures had been issued.

As of June 30, 2018, OSHPD insured 80 loans to nonprofit or publicly owned health facilities throughout California with a current outstanding aggregate par amount of approximately $1.680 billion, and a cash balance of approximately $169.8 million. The actuarial study of the Fund as of June 30, 2016, was completed in August 2018 (the “2016 actuarial study”). Based upon a number of assumptions, the 2016 actuarial study concluded, among other things, that the Fund appeared to be sufficient, under the “expected scenario” to maintain a positive balance until at least fiscal year 2045-46. Even under the “most pessimistic scenario,” the 2016 actuarial study found that there was a 70 percent likelihood that the Fund’s reserves as of June 30, 2016 would protect against any General Fund losses until at least fiscal year 2026-27, and a 90 percent likelihood that the Fund’s reserves as of June 30, 2016 would protect against any General Fund losses until at least fiscal year 2021-22. There can be no assurances that the financial condition of the Fund has not materially declined since the 2016 actuarial study. More information on the program can be obtained from OSHPD’s website.

In December 2016, OSHPD, the Department of Finance, and the State Treasurer entered into a memorandum of understanding that outlined the processes for the (i) issuance of debentures; (ii) payment of debentures from the General Fund should the Fund fail to pay the debentures; and (iii) repayment to the General Fund for any money paid for debentures.

Cash Management Borrowings

As part of its cash management program, prior to fiscal year 2015-16 the State regularly issued short-term obligations to meet cash management needs.

SOURCES OF TAX AND OTHER REVENUE

The following is a summary of the State’s major tax revenues and tax laws. In fiscal years 2017-18 and 2018-19, as in most years, the vast majority of the State’s General Fund revenues and transfers were projected to be derived from three sources: personal income taxes, sales and use taxes, and corporation taxes.

Personal Income Tax

California personal income tax (“PIT”) is imposed on net taxable income; that is, gross income less exclusions and deductions, with rates ranging from 1 percent to 12.3 percent. In addition, the State imposes a 1 percent surcharge on taxable income above $1 million and dedicates the proceeds from this surcharge to the State’s Mental Health Services Fund. The PIT brackets, along with other tax law parameters, are adjusted annually for inflation. Personal, dependent, and other credits are allowed against the gross tax liability. Taxpayers may be subject to the State’s alternative minimum tax (“AMT”). California’s PIT structure is highly progressive. For example, the State’s Franchise Tax Board indicates that the top 1 percent of California State income taxpayers paid 45.8 percent of the State’s total PIT in tax year 2016.

The 2018 Budget Act revenue projections include the revenue expected from Proposition 30. This measure, passed in 2012, provides for a one percent increase in the PIT rate for joint filing taxpayers with income above $500,000 and equal to or below $600,000; a 2 percent increase for incomes above $600,000 and equal to or below $1,000,000; and a 3 percent increase for incomes above $1,000,000 in calendar years 2012 to 2018. For single filers these tax rate increases start at incomes one-half those for joint filers. The brackets for these higher rates are indexed for inflation each year. Voters approved Proposition 55 in 2016, extending the PIT increases from Proposition 30 through tax year 2030. As of October 17, 2018, the Administration projected the revenue from these additional tax brackets to be $7.1 billion in fiscal year 2016-17, $8.0 billion in fiscal year 2017-18 and $8.3 billion in fiscal year 2018-19.

Income taxes on capital gains realizations, which are linked to stock market and real estate performance, can add significant volatility to PIT receipts. For example, over the last 10 years, capital gains tax receipts accounted for a high of 10.7 percent of General Fund revenues and transfers in fiscal year 2017-18 and a low of 3.4 percent in fiscal year 2009-10. The 2018 Budget Act projected that capital gains will account for 10.6 percent of General Fund revenues and transfers in fiscal year 2018-19. The volatility in these percentages is primarily due to an underlying volatility in the level of capital gains tax revenues, rather than to volatility in other General Fund revenues and transfers.

Sales and Use Tax

The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains, and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in this State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

As of January 1, 2018, the breakdown for the uniform statewide State and local sales and use tax (referred to herein as the “sales tax”) rate of 7.25 percent was as follows (many local jurisdictions have additional sales taxes for local purposes):

●	3.9375 percent imposed as a State General Fund tax;
●	1.0625 percent dedicated to local governments for realignment purposes (Local Revenue Fund 2011);
●	0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);
●	0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund); and
●	1.25 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 1.0 percent for city and county general-purpose use.

Proposition 30 constitutionally guaranteed that 1.0625 percent of the sales tax rate is dedicated to the cost of the realignment of certain defined public safety services programs from the State to the counties and explicitly states that this sales tax revenue does not constitute General Fund revenue for purposes of the Proposition 98 guarantee. The 1.0625 percent of the sales tax rate was expected to generate $7 billion in fiscal year 2017-18 and $7.4 billion in fiscal year 2018-19.

Existing law provides that 0.25 percent of the base State and local sales tax rate may be suspended in any calendar year upon certification by the Director of Finance that specified conditions exist. There are two sets of tests, each with two conditions. The first set of tests looks at whether the actual SFEU balance as of June 30 exceeds 4 percent of the current fiscal year’s General Fund revenues, and whether the forecasted SFEU balance as of June 30 of the next year, excluding the impact from the 0.25 percent sales tax rate, exceeds 4 percent of the next fiscal year’s projected General Fund revenues. The second set of tests looks at whether the forecasted SFEU balance as of June 30, excluding the impact from the 0.25 percent sales tax rate, exceeds 3 percent of current year General Fund revenues, and whether the actual revenues in May through September of the current year equal or exceed the May Revision forecast. If both conditions in either set of tests are met as certified by the Director of Finance, then the 0.25 percent rate is expected to be suspended. The Department of Finance estimated, as of October 17, 2018, that the reserve level would be insufficient to trigger a suspension of the 0.25 percent rate for calendar year 2018.

On June 21, 2018, the U.S. Supreme Court ruled 5-4 in favor of South Dakota in South Dakota v. Wayfair, Inc., overruling previous decisions (Quill & Bellas Hess) which had prevented states from requiring that out-of-state retailers remit sales tax. Quill & Bellas Hess have resulted in large sales tax gaps as e-commerce has grown to account for about 10 percent of overall U.S. retail sales. In a November 2017 report, the U.S. Government Accountability Office (“GAO”) had estimated that this reversal would result in potential additional sales tax collections in calendar year 2017 of up to $1 billion to $1.7 billion for local government, special funds, and the General Fund in California (an increase of roughly 2 to 3 percent from 2017 levels). Potential future legislation or regulations, actual compliance, and the uncertainty with regard to these revenue estimates could, in the opinion of the State, result in actual additional revenues substantially below the GAO estimate. These potential revenues are not included in the 2018-19 Budget estimates, which were completed before this ruling.

Corporation Tax

Corporation tax revenues are derived from the following taxes:

●

The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

●

Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

●	In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.
●

A minimum franchise tax of up to $800 is imposed on corporations and Sub-Chapter S corporations. Limited partnerships are also subject to the $800 minimum franchise tax. New corporations are exempted from the minimum franchise tax for the first year of incorporation.

●	Sub-Chapter S corporations are taxed at 1.5 percent of profits.
●	Fees and taxes paid by limited liability companies (“LLCs”), which accounted for 9.3 percent of corporation tax revenue in fiscal year 2016-17, are considered “corporation taxes.”

Legislation enacted in the Budget Acts of 2008, 2009, and 2010 significantly reduced corporation tax revenues beginning in fiscal year 2011-12. However, the passage of Proposition 39 in 2012 reversed portions of the reductions in revenue due to those tax changes. Proposition 39 amended a provision giving corporations an option on how to calculate the portion of worldwide income attributable to California. By requiring corporations to base their State tax liability on sales in California, it was estimated that State revenues would increase by $891 million in fiscal year 2017-18, $936 million in fiscal year 2018-19, and $980 million in fiscal year 2019-20.

The repatriation provisions of the Tax Cuts and Jobs Act (H.R.1) require a onetime deemed repatriation of corporations’ foreign earnings accumulated prior to 2018. While California does not conform to the Internal Revenue Code section modified by H.R.1, the federal law change was expected by the State to result in some California taxpayers and their unitary U.S. corporations increasing their repatriation dividends, which the State expected would have tax effects under California law. As of October 17, 2018, the Franchise Tax Board estimated a revenue increase of $50 million in fiscal year 2017-18, $150 million in 2018-19, $110 million in fiscal year 2019-20, and $40 million in fiscal year 2020-21, which was included in the 2018-19 Budget forecast for corporation tax revenues.

Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and non-admitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

Chapter 2, Statutes of 2016, authorized a tax on the enrollment of Medi-Cal managed care plans and commercial health plans and also reduced insurance and corporation taxes paid by the health plan industry. The 2018 Budget Act forecasted that this new law would reduce insurance tax revenue by $146 million in fiscal year 2016-17, $151 million in 2017-18, and $158 million in 2018-19, while corporation tax revenue is forecast to decrease by $240 million in 2016-17, $248 million in 2017-18, and $259 million in 2018-19.

Special Fund Revenues

The State’s Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various special funds. While these funds are not directly available to repay State general obligation bonds, the General Fund may, when needed to meet cash flow needs, temporarily borrow from certain special funds. In general, special fund revenues comprise three categories of income:

●	Receipts from tax levies, which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.
●	Charges for certain services provided by the State government to individuals, businesses, or organizations, such as fees for the provision of business and professional licenses.
●	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle-related taxes and other fees were projected as of October 17, 2018, to account for approximately 30 percent of all special fund revenues in fiscal year 2018-19. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees, and vehicle license fees. In fiscal year 2018-19, $17 billion of special fund revenues were projected to come from the ownership or operation of motor vehicles, which includes an increase to existing taxes and new fees from the Road Repair and Accountability Act of 2017 Chapter 5, Statutes of 2017 (SB 1), which began collection in fiscal year 2017-18. Proposition 6, which as of October 17, 2018, was expected to appear on the November 6, 2018 ballot, would repeal the tax increases enacted by the Road Repair and Accountability Act of 2017 Chapter 5, Statutes of 2017 (SB 1) and would preclude California from enacting or extending any taxes on vehicle fuel or vehicles unless the tax increase is approved by a majority of voters.

Taxes on Tobacco Products

Cigarette and tobacco taxes primarily affect special funds, with $80.3 million going to the General Fund and $1.16 billion going to special funds in 2016-17. Proposition 56 increased the excise tax rate on cigarettes, tobacco products, and electronic cigarettes, effective April 1, 2017. The excise tax increased by $2 from 87 cents to $2.87 per pack of cigarettes. The equivalent excise tax on the distribution of other tobacco products such as cigars, chewing tobacco, pipe tobacco, and snuff also increased by $2 from a $1.37-equivalent to a $3.37-equivalent tax, effective July 1, 2017. Lastly, Proposition 56 imposed the $3.37-equivalent tobacco products tax on electronic cigarettes, which had previously not been subject to a tobacco products tax. All of the new money from Proposition 56 goes to special funds.

Taxes on Cannabis Products

Proposition 64, The California Legal Marijuana Initiative, approved by the voters in November 2016, legalized the recreational use of cannabis within California for persons age 21 and over, effective November 9, 2016. The measure also levied new State excise taxes on the cultivation and retail sale of both recreational and medical cannabis as of January 1, 2018, to be spent for specified purposes. The cultivation tax is $9.25 per ounce of flower, $2.75 per ounce of leaves, or $1.29 per ounce of fresh whole plant. There is an additional state retail excise tax equal to 15 percent of the average market price for cannabis products. Recreational cannabis is also subject to State and local sales taxes. Medical cannabis, on the other hand, is exempted from existing State and local sales taxes if the purchaser presents a valid medical marijuana identification card. However, taxes on both medical and recreational cannabis can be levied by local governments. Estimates reflect a number of assumptions about how cultivators, manufacturers, and retailers will join the regulated market. Actual revenues could be substantially lower or higher over time. Proposition 64 specified that resources in the Cannabis Tax Fund are not subject to appropriation by the Legislature. Resources are dispersed to agencies according to a set of priorities identified in statute beginning with those tasked with administering the regulation of cannabis and followed by research, law enforcement, and education programs related to cannabis.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by the State’s Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

The State is prohibited from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

Various types of appropriations are excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to regulatory licenses, user charges, or user fees. The measurement of change in population is a blended average of statewide overall population growth and the change in attendance at local school and community college (“K-14”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

An estimate of the Appropriations Limit is included in the Governor’s Budget, and is thereafter subject to the budget process and established in the Budget Act.

K-14 Education under Proposition 98

General. California provides instruction and support services to roughly six million students in grades kindergarten through twelve in more than 10,000 schools throughout the State. K-12 education programs are primarily funded under Proposition 98, and were expected, as of October 17, 2018, to receive funding of $55.9 billion from the General Fund for fiscal year 2018-19 (both Non-Proposition 98 and Proposition 98). As of October 17, 2018, the State also provided instruction and support services for approximately 2.1 million students based on enrollment (or approximately 1.1 million full-time equivalent students) at 115 community colleges.

Proposition 98 Funding for K-12 and Community Colleges. State funding for K-12 schools and community colleges (referred to collectively as “K-14 education”) is determined largely by Proposition 98, a voter-approved constitutional amendment passed in 1988. Proposition 98, as amended by Proposition 111 in 1990, is mainly comprised of a set of three formulas, or three tests, that guarantee schools and community colleges a minimum level of funding from the state General Fund and local property taxes, commonly referred to as the minimum guarantee. Which test applies in a particular year is determined by multiple factors including the level of funding in fiscal year 1986-87, local property tax revenues, changes in school attendance, growth in per capita personal income, and growth in per capita General Fund revenues. The applicable test, as determined by these factors, sets the minimum funding level. Most of the factors are adjusted frequently and some may not be final for several years after the close of the fiscal year. Therefore, additional appropriations—referred to as settle-up funds—may be required to fully satisfy the minimum guarantee for prior years. Settle-up payments are made in future years at the discretion of the Legislature and the Governor.

Although the State’s Constitution requires a minimum level of funding for education, the State may provide more or less than the minimum guarantee. If the State provides more than is required, the minimum guarantee is increased on an ongoing basis. If the State provides less than required, the minimum guarantee must be suspended in statute with a two-thirds vote of the Legislature. When the minimum guarantee is suspended, the suspended amount is owed to schools in the form of a maintenance factor. A maintenance factor obligation is also created in years when the operative minimum guarantee is calculated using a per capita General Fund inflation factor (Test 3) and is lower than the calculation using a per capita personal income inflation factor (Test 2). (In Test 1 years, a fixed percentage of General Fund revenues is used in the calculation.) In Test 3 years, the amount of maintenance factor obligation created is equal to the difference between the funded level and the Test 2 level. Under a suspension, the maintenance obligation created is the difference between the funded level and the operative minimum guarantee. The maintenance factor is repaid according to a constitutional formula in years when the growth in per capita General Fund revenues exceeds the growth in per capita personal income.

The passage of Proposition 30 temporarily created an additional source of funds for K-14 education. The Education Protection Account (“EPA”), created by Proposition 30, is available to offset Proposition 98 General Fund expenditures for fiscal years 2012-13 through 2018-19, freeing up General Fund resources for other purposes. Proposition 55 extends the additional income tax rates established by Proposition 30 through tax year 2030. See “Proposition 98 Funding for Fiscal Years 2017-18 and 2018-19” below.

Proposition 2 created the Public School System Stabilization Account (“PSSSA”), a special fund that serves as a Proposition 98 reserve, and requires a deposit in the PSSSA under specified conditions. As of October 17, 2018, these conditions had not yet been met in any fiscal year and were not anticipated to be met in fiscal year 2017-18 or fiscal year 2018-19. Therefore, there is no balance in the PSSSA and, as of October 17, 2018, no deposit into the PSSSA was anticipated.

As part of the 2018 Budget Act, the State enacted a new process for certifying the Proposition 98 minimum guarantee that will: (1) ensure certification of the minimum guarantee on an annual basis, (2) provide certainty around the payment of future payment obligations, (3) provide the State with additional budgeting flexibility, (4) provide additional state transparency, and (5) create a mechanism to resolve disparities in a reasonable timeframe. The process included certification of the Proposition 98 guarantee for fiscal years, 2009-10 through 2016-17 prior to September 15, 2018, and created a new mechanism by which to certify future years beginning with fiscal year 2017-18 fiscal year.

Proposition 98 Funding for Fiscal Years 2017-18 and 2018-19. According to the State, as of October 17, 2018, the funding provided to K-12 schools and community colleges was estimated to grow moderately in fiscal years 2017-18 and 2018-19. The 2018 Budget Act estimated the Proposition 98 minimum guarantee to be $78.4 billion in fiscal year 2018-19, an increase of $3.9 billion over the amount assumed for fiscal year 2017-18 in the 2017 Budget Act, primarily due to an increase in projected revenues. The General Fund share is $54.9 billion, which includes approximately $8.2 billion in EPA General Fund revenues.

The 2018 Budget Act estimated a revised funding level for K-12 schools and community colleges in fiscal year 2017-18 of $75.6 billion, which is $1.1 billion higher than the level assumed at the 2017 Budget Act, primarily due to higher than expected revenues in fiscal year 2017-18. The General Fund share is $53.4 billion, which includes approximately $7.7 billion in EPA General Fund. Property taxes were estimated by the State to continue increasing mostly due to shifts of local property tax revenues back to schools and community colleges, and increases in base property tax revenues.

Future Obligations. There are two forms of future obligations for the State’s General Fund which may be created under Proposition 98: a maintenance factor and settle-up payments. Both of these obligations have been created in years leading up to fiscal year 2018-19. Maintenance factor payments are included in the multi-year projection developed by the Department of Finance based on factors known as of the 2018 Budget Act. The maintenance factor balance is adjusted by average daily attendance and per capita personal income growth each year. A payment of $1.3 billion, as required by constitutional formula, is built into fiscal year 2017-18. In fiscal year 2015-16, the Legislature and the Administration provided K-12 schools and community colleges with $275 million more funding than is required by the Proposition 98 minimum guarantee. Funding provided in excess of the minimum guarantee counts as additional maintenance factor payments and reduces the maintenance factor balance by the same amount.

STATE EXPENDITURES

Local Government Impacts on State Finances

The primary units of local government in California are the 58 counties, which range in population from approximately 1,150 in Alpine County to approximately 10.3 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also nearly 500 incorporated cities in California and thousands of special districts formed to provide various services. As summarized below, the fiscal condition of local governments and the relationship between local and state finances can have an impact on the State’s financial condition and flexibility.

Constitutional and Statutory Limitations

The fiscal condition of local governments changed when Proposition 13 was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of local property taxes and limited the ability of local governments to impose “special taxes” (devoted to a specific purpose) without two-thirds voter approval.

In the aftermath of Proposition 13, the State provided aid to local governments, including from the General Fund, to make up for the local governments’ loss of property tax revenue. Significantly, the State assumed a much larger responsibility for funding K-12 schools and community colleges (“K-14 education”). In 1988, Proposition 98 established a minimum guaranteed level of funding for K-14 education with a combination of local property taxes and state General Fund.

During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-14 education by requiring cities and counties to transfer some of their property tax revenues to school districts. The Educational Revenue Augmentation Fund (“ERAF”) was created by statute in 1992 for this purpose. However, the Legislature provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

Proposition 218, a constitutional amendment approved by the voters in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.

The 2004 Budget Act, related legislation, Proposition 1A of 2004, and Proposition 22, approved by the voters in 2010, further changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004 Budget Act.

Part of this agreement was a reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. To protect local governments, which had previously received all VLF revenues, the 1.35 percent reduction in VLF revenue was backfilled by an increase in the amount of property tax revenues they receive. This arrangement benefited local government finances because the annual backfill amount increased in proportion to the growth in property tax revenues, which historically has grown at a higher rate than VLF revenues (although property tax revenues did decline between fiscal years 2009-10 and 2011-12). This arrangement continues without change in the 2018 Budget Act.

Another part of the state-local agreement includes Proposition 1A of 2004, which, among other things, amended the State’s Constitution to reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004.

Proposition 22 prohibits future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. In addition, allocation of local transportation funds cannot be changed without an extensive process.

Dissolved Redevelopment Agency Funds

Redevelopment agencies (“RDAs”) were dissolved on February 1, 2012, and their functions were taken over by successor agencies tasked with winding down the RDAs’ affairs. Property tax revenue that would have gone to RDAs is now redirected to other local entities, including cities, counties, school and community college districts, and special districts, after payments are made for (1) pre-existing “pass through” payments to local agencies, (2) the former RDAs’ debts (known as “enforceable obligations”), and (3) limited administrative costs.

Revenue allocated to school and community college districts results in a corresponding amount of savings for the State’s General Fund. The 2018 Budget Act estimated that Proposition 98 General Fund savings were $1.5 billion in fiscal year 2017-18 and $1.6 billion in fiscal year 2018-19. As of October 17, 2018, Proposition 98 General Fund savings were projected to average over $1.9 billion per year from fiscal year 2019-20 through fiscal year 2021-22, with annual growth proportionate to the changes in property tax growth, and the rate at which the enforceable obligations of the former RDAs are retired.

Various local governments have disputed the implementation of the dissolution law and litigation was pending as of October 17, 2018.

Property Tax Revenues

The amount of property tax revenue generated each year affects the state General Fund budget because local property tax revenue is allocated to offset General Fund expenditures for K14 education required by Proposition 98. As of October 17, 2018, statewide property tax revenues were estimated to increase 5.7 percent in fiscal year 2017-18 and 6.4 percent in fiscal year 2018-19. Property tax estimates used in the calculation of the Proposition 98 minimum guaranteed level of funding are based on growth in statewide property taxes, but also include other factors such as excess tax, dissolved redevelopment agency funds, and the shift of property taxes from local governments to K-14 schools into the ERAF.

Realigning Services to Local Governments

The 2011 Budget Act included a major realignment of public safety programs from the State to local governments (“AB 109”). The realignment was designed to move program and fiscal responsibility to the level of government that can best provide the service, eliminate duplication of effort, generate savings, and increase flexibility. The implementation of the Community Corrections Grant Program authorized by AB 109 moved lower-level offenders from State prisons to county supervision and reduced the number of parole violators in the State’s prisons.

Other realigned programs include local public safety programs, mental health, substance abuse, foster care, child welfare services, and adult protective services. The 2011 realignment is funded through two sources in fiscal year 2018-19: (1) a State special fund sales tax of 1.0625 percent (projected to total $7.4 billion) and (2) $698.1 million in VLFs. General Fund savings have been over $2.0 billion annually from the realigned programs beginning in fiscal year 2011-12. As of October 17, 2018, the State estimated savings of $2.9 billion in fiscal year 2017-18, and $3 billion in fiscal year 2018-19.

Health and Human Services

Medi-Cal

Medi-Cal, California’s Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. Medi-Cal serves nearly 34 percent of all Californians.

The increase in Medi-Cal caseload and expenditures since fiscal year 2014-15 is largely due to implementation of federal health care reform. However, caseload growth appears to be stabilizing. Average monthly caseload for fiscal year 2017-18 is estimated by the State to be 13.34 million, with anticipated decline of 0.12 percent to 13.33 million in fiscal year 2018-19. The fiscal year 2017-18 increase of $830.5 million General Fund expenditures, compared to the 2017 Budget Act, includes two significant adjustments: (1) increased costs in the Medi-Cal program due to repayments to the federal government for deferred claims, and (2) decreased offsets for Managed Care Organization taxes and drug rebates. These cost increases were partially offset by federal reauthorization of the Children’s Health Insurance Program and delays in federal approval of the Hospital Quality Assurance Fee.

Health Care Reform

California’s implementation of the federal Affordable Care Act included the mandatory and optional Medi-Cal expansions. The mandatory Medi-Cal expansion simplified eligibility, enrollment, and retention rules that make it easier to get and stay on Medi-Cal. The optional expansion of Medi-Cal extended eligibility to adults without children, and to parent and caretaker relatives with incomes up to 138 percent of the federal poverty level.

The 2018 Budget Act estimated that in fiscal year 2018-19, approximately 3.9 million Californians would have health insurance through the optional expansion of Medi-Cal, and 1.4 million through the State’s insurance exchange (Covered California). The 2018 Budget Act included costs of $18.7 billion ($1.7 billion General Fund) in fiscal year 2018-19 for the optional expansion. The federal government paid nearly 100 percent of the costs of this expansion for fiscal years 2013-14 through 2015-16. As of January 1, 2018, California is responsible for 6 percent of these costs, with California’s contribution gradually increasing each fiscal year until fiscal year 2020-21, when the State expects to pay 10 percent of the total costs. By fiscal year 2020-21, the General Fund share for the optional expansion was projected by California to be $2.6 billion.

In-Home Supportive Services (“IHSS”)

The IHSS program provides domestic and related services such as housework, transportation, and personal care services to eligible low-income aged, blind, or disabled persons. These services are provided to assist individuals to remain safely in their homes as an alternative to out-of-home care.

CalWORKs

The California Work Opportunity and Responsibility to Kids (“CalWORKs”) program, the State’s version of the federal Temporary Assistance for Needy Families (“TANF”) program, provides temporary cash assistance to low-income families with children to meet basic needs, such as shelter, food, and clothing. CalWORKs includes specific welfare-to-work requirements and provides supportive services, including child care, to enable adult participants to meet these requirements. Eligibility requirements and benefit levels are established by the State, but counties have flexibility in program design, services, and funding to meet local needs. The federal government pays a substantial portion of welfare benefit costs, subject to a requirement that states provide significant matching funds. Federal law imposes detailed eligibility and programmatic requirements for states to be entitled to receive federal funds. Federal law also imposes time limits on program availability for individuals, and establishes certain work requirements. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

The State annually receives a TANF block grant allocation of $3.7 billion from the federal government. To qualify for the TANF funds, the State is required annually to expend a “Maintenance of Effort” amount, which was $2.9 billion as of October 17, 2018.

Under federal law, states are required to demonstrate a 50-percent work participation rate among all TANF aided families and a 90-percent work participation rate among two-parent families. The federal government determined that the State failed to meet these requirements for federal fiscal years (“FFYs”) 2008 through 2016, and the State was therefore subject to $1.8 billion in total penalties. After the State successfully completed corrective compliance plans and met the all-family rate in FFY 2015 and 2016, the federal government waived $587 million in penalties for FFYs 2008-2011 and recalculated the State’s penalties for FFYs 2012 through 2015 to $758 million to reflect failure to meet the two-parent rate. In September 2017, the federal government determined the State failed to meet the two-parent rate again in FFY 2016 and assessed the State $8.8 million in additional penalties, resulting in a total of $767 million in total penalty liability based on the most recent correspondence with the federal government. As of October 17, 2018, the earliest the assessed penalties would be imposed was FFY 2019 pending further correspondence with the federal government.

SSI/SSP

The federal Supplemental Security Income (“SSI”) program provides a monthly cash benefit to eligible seniors and persons with disabilities who meet the program’s income and resource requirements. In California, the SSI payment is augmented with a State Supplementary Payment (“SSP”) grant. The 2018 Budget Act included approximately $2.8 billion for the SSI/SSP program from the General Fund for fiscal year 2018-19. As of October 17, 2018, the average monthly caseload in this program was estimated to be 1.2 million recipients in fiscal year 2018-19.

Developmental Services

The Department of Developmental Services (“DDS”) provides consumers with developmental disabilities a variety of services and supports that allow them to live and work independently or in supported environments. As of October 17, 2018, DDS estimated it would serve approximately 332,738 individuals in the community and approximately 323 individuals in state-operated facilities in fiscal year 2018-19.

Public Safety

General

The California Department of Corrections and Rehabilitation (“CDCR”) operates 37 youth and adult correctional facilities and 44 youth and adult camps as well as numerous other facilities. The CDCR also contracts for multiple adult parolee service centers and community correctional facilities. The CDCR’s infrastructure includes more than 46 million square feet of building space on more than 24,000 acres of land (37 square miles) statewide. The 2018 Budget Act assumes an average daily adult inmate population of 126,890 in fiscal year 2018-19 and an average daily adult parole population of 48,535 in fiscal year 2018-19.

The 2018 Budget Act included total expenditures (excluding capital outlay) of $12.1 billion ($11.8 billion from the General Fund) for CDCR, including salaries and benefits of approximately $8.6 billion. The 2018 Budget Act continued to include savings from the implementation of Chapter 15, Statutes of 2011 (AB 109). This legislation shifted responsibility for short-term, lower-level offenders from the State to county jurisdictions. In addition, counties are responsible for community supervision of lower-level offenders upon completion of their prison sentences.

Prison Population

Pursuant to various rulings issued by a panel of three federal judges, (some affirmed by the U.S. Supreme Court), the State was ordered to reduce its prison population to 137.5 percent of the system’s design capacity by February 28, 2016. In January 2015, CDCR met this court-ordered population benchmark because of successful implementation of a variety of court-ordered population reduction measures and approval of Proposition 47 by the voters in 2014, which required reclassification of certain felonies to misdemeanors (and related resentencing). Notwithstanding these changes, the Fall 2016 adult inmate population projections estimated that the population would increase by approximately 1,000 inmates per year. Given the need to establish a durable solution for prison crowding, the Governor sponsored, and the voters approved in 2016, Proposition 57 to maintain compliance with the court-ordered population cap, end federal court oversight, and establish more incentives for inmates to participate in rehabilitative programs.

Proposition 57 reforms the juvenile and adult criminal justice system in California by creating a parole consideration process for non-violent offenders who have served the full term for their primary criminal offense in state prison, authorizing CDCR to award credits earned for good conduct and approved rehabilitative or educational achievements, and requiring judges to determine whether juveniles charged with certain crimes should be tried in juvenile or adult court. The 2018 Budget Act estimated that Proposition 57 would result in a population reduction of approximately 5,800 adult inmates in fiscal year 2018-19, growing to an inmate reduction of approximately 11,200 in fiscal year 2020-21. These figures are, in the State’s opinion, preliminary and subject to considerable uncertainty.

Prison Medical Care

The federal receiver, appointed by the court to oversee the CDCR’s medical operations (the “Receiver”), has plans for the design and construction of additional facilities and improvements to existing facilities for inmates with medical or mental health care needs. The State has indicated that all of these projects will be constructed at existing State correctional institutions.

The 2018 Budget Act included $2.3 billion from the General Fund for the Receiver’s Medical Services and Pharmacy Programs in fiscal year 2018-19, compared to the 2017 Budget Act, which totaled $2 billion from the General Fund for the Receiver in fiscal year 2017-18.

Citing “significant progress” in improving California’s prison medical care, a federal District Court judge in January 2012 ordered California officials to begin planning for the end of the federal Receivership of the State’s prison medical programs. On March 10, 2015, the court modified its order to update and clarify the process to transition responsibility for inmate medical care back to the State. This transition process was ongoing as of October 17, 2018. As of the end of May 2018, a total of 17 institutions had been transitioned back to the State, with 18 facilities remaining to be transferred.

Retiree Health Care Costs

In addition to a pension, the State also provides retiree health care and dental benefits to its retired employees and their spouses and dependents (when applicable). These benefits are referred to as “Other Postemployment Benefits” or “OPEB.”

As of June 30, 2017, approximately 182,866 retirees were enrolled to receive health benefits and 154,576 to receive dental benefits. Generally, employees vest for those benefits after serving 10 years with the State. Additional information on the State’s OPEB plan can be found in the State’s audited basic financial statements for the fiscal year ended June 30, 2017. The long-term costs for the State’s OPEB may negatively affect the State’s financial condition if the State does not adequately manage such costs.

For fiscal years 2007-08 through 2016-17, the State reported on its liability for postemployment healthcare as well as other forms of postemployment benefits, such as life insurance, in its annual financial reports pursuant to the Governmental Accounting Standards Board (GASB) Statement No. 45, Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions.

GASB Statement No. 45 is being replaced with GASB Statement No. 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions, which first applies to the State’s reporting for fiscal year 2017-18. GASB Statement No. 75 requires:

●	Recognition of the unfunded actuarial accrued liability (“UAAL”; i.e. Net OPEB Liability) in the financial statements.
●

Development of an actuarial accrued liability (“AAL”; i.e. Total OPEB Liability) and normal costs using a blended discount rate which is based on a 20-year general obligation bond index if benefits are financed on a pay-as-you-go basis, and the expected return on trust assets if pre-funding assets are available to pay benefits. Normal cost is the present value of future benefits earned by employees during the current fiscal year.

●	Development of an annual OPEB expense based on the normal cost plus an amortization of changes in the UAAL due to demographic experience, assumption changes, plan changes and investment experience.

As of October 17, 2018, the State anticipates GASB Statement No. 75 to increase the financial statement liability because the entire UAAL is recognized in the financial statements. In addition, the liability was projected to be more volatile because the UAAL will be based on a blended discount rate that changes at each measurement date as the 20-year general obligation bond index changes.

On January 31, 2018, the State Controller’s Office released the State’s latest OPEB actuarial valuation report by the private actuarial firm, Gabriel, Roeder, Smith & Company, which was tasked with calculating the State’s liability for these benefits. The actuarial valuations contained in the report cover the cost estimates for existing employees, retirees and dependents. The objective of the report was to determine the liabilities associated with OPEB provided to the State’s employees in compliance with the new GASB standards and to develop the actuarial funding costs assuming a full-funding policy. The economic assumptions for price and wage inflation are 2.75 percent and 3.00 percent, respectively.

The report provides actuarial liabilities using a blended discount rate which is based on a 20-year general obligation bond index if benefits are financed on a pay-as-you-go basis, and the expected return on trust assets if pre-funding assets are available to pay benefits. The State’s OPEB actuarial valuation report as of June 30, 2017, reports an AAL of $91.51 billion, of which $91.01 billion is unfunded.

An actuarial determined contribution (“ADC”) was developed assuming a full-funding interest rate of 7.28 percent. The ADC represents the annual employer contribution that along with member contributions and investment income was projected by the State to fully fund the program in approximately 30 years.

The AAL increased under the new GASB standards from $76.68 billion as of June 30, 2016, to $91.51 billion as of June 30, 2017, and represents a change of $14.83 billion. Without the change in GASB standards, if the previous assumptions had been realized, the AAL would have increased by only $4.03 billion, to $80.71 billion as of June 30, 2017. The amount of liability increase directly due to changes from GASB Statement No. 45 to GASB Statement No. 75 was $4.83 billion. The key factors contributing to the remaining $5.97 billion of unexpected increase in actuarial liabilities include:

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Demographic experience increased the expected actuarial liabilities by 1.00 percent or $0.78 billion. Examples of demographic experience losses include: more members retiring than assumed, members retiring earlier than assumed and members living longer than assumed. During the year the number of retirees increased by 2.70 percent from 178,110 to 182,866 at June 30, 2017, which is one of the key causes of the demographic loss.

●

During the year, favorable healthcare claims experience and plan design changes decreased the expected actuarial accrued liability by approximately 0.90 percent or $0.75 billion. This change in accrued liability is mainly driven by the relationship between the assumed trend rate used to project average member claim costs in 2017, used in last year’s actuarial valuation, and the actual trend rate for 2017, used to update average per member claim costs. During the plan year ended June 30, 2017, average per member claim costs were lower than assumed.

●

Each year, as part of the actuarial valuation process, the trend rates are evaluated and updated based on a review of supporting documentation provided by CalPERS and a review of various publicly available trend studies. The State continues to use the ultimate trend assumption and the most recent premium information available at the time of the actuarial valuation. Trend rates for the June 30, 2017, actuarial valuation were reviewed and updated since the last actuarial valuation. As of October 17, 2018, trend rates were assumed to begin in plan year 2019 at 8.00 percent for pre-Medicare coverage and 8.50 percent for post-Medicare coverage and gradually decrease to 4.50 percent. This assumption change increased expected actuarial liabilities by approximately 7.36 percent or $5.94 billion.

The State’s funding policy provides for a 50 percent cost sharing of the normal cost, between active members and the State, graded over several years since the adoption of the pre-funding policy. Pre-funding normal cost contributions are deposited into CalPERS’ California Employers’ Retiree Benefit Trust (CERBT). As of October 17, 2018, the State expected to earn 7.28 percent per year on these contributions. Pre-funding normal costs and investment income are not available to pay benefits until the earlier of 2046, or the year that the total actuarial liabilities are fully funded. The State finances benefits on a pay-as-you-go basis prior to the year that pre-funding assets are available to pay benefits. For the purposes of developing the full-funding normal cost, AAL and ADC, a discount rate of 7.28 percent was used.

The State Controller plans to issue an actuarial valuation report annually.

Ongoing Efforts

In 2015, the Administration initiated a comprehensive strategy to eliminate the OPEB unfunded AAL over approximately 30 years by increasing prefunding shared equally between state employers and employees and reducing the cost structure of employee and retiree health care benefits. The Administration implemented the prefunding strategy, as well as changes to retiree health benefits for new employees, through the collective bargaining process. Statutory language passed as part of the 2015-16 Budget contains the funding policy and framework designed to support the elimination of the unfunded AAL.

The State negotiated contributions for OPEB prefunding equivalent to the normal costs of those benefits, so that the additional contributions were equally shared between employers and employees and phased in over a three-year period. The negotiated contracts include MOUs requiring matching contributions to an OPEB trust fund to set aside 100 percent of the actuarially determined “normal costs.”

The funding schedule for these agreements generally phased in contributions over three years beginning July 1, 2016, July 1, 2017, or July 1, 2018, depending on the bargaining unit. Additionally, new employees are subject to a lower employer contribution for future retiree health benefits, and a longer vesting period to qualify for the retiree health care contribution. As of October 17, 2018, the Administration had negotiated successor contract agreements with all 21 bargaining units, meaning that all rank and file and related excluded state employees are required to make OPEB contributions to begin prefunding those benefits and address the $91.0 billion unfunded liability for retiree health benefits. State employees of the judicial branch are also subject to the prefunding strategy and retiree health provisions.

As part of Chapter 2, Statutes of 2016 (AB 133), the 2015 Budget Act was amended to include a one-time allocation of $240 million to pay down the State’s unfunded liability for retiree health care. As of October 17, 2018, the State had approximately $880 million set aside in the prefunding trust fund to pay for future retiree health benefits. By the end of fiscal year 2018-19, the State projected, the trust fund balance will approach $1.6 billion in assets.

The funding plan to eliminate the OPEB unfunded AAL assumes that the State continues to pay for retiree health benefits on a pay-as-you-go basis while assets are accumulated in a trust fund, and that no investment income will be used to pay for benefits until the plan is fully funded. Statutory language passed as part of the 2015-16 Budget contains the framework for this funding plan, preventing the use of investment income from the retiree health care trust fund for the payment of retiree health benefits until the earlier of:

1.	The date the State Bargaining Unit subaccount within the trust fund reaches a 100 percent funded ratio; or
2.	July 1, 2046—the date the actuarial calculation of the Administration’s prefunding plan was expected to reach a 100 percent funded ratio.

Pension Systems

CalPERS and CalSTRS are the two principal retirement systems in which the State participates. The assets and liabilities of the funds administered by CalPERS and CalSTRS are included as fiduciary funds in the financial statements of the State. Thus, a summary description of CalPERS and CalSTRS is set forth in the State’s financial statements and required supplementary information. CalPERS and CalSTRS each have unfunded liabilities in the tens of billions of dollars.

The University of California (“UC”) maintains a separate retirement system. The 2018 Budget Act did not specifically allocate any of UC’s appropriation to fund its employer retirement costs; UC manages its retirement contributions within its overall budget.

The 2018 Budget Act reflected changes in actuarial assumptions made by CalPERS and CalSTRS in recent years that significantly increased the State’s required General Fund pension contributions. At its December 21, 2016 meeting, the CalPERS Board reduced the assumed rate of return on its investments from 7.5 to 7 percent, to be phased in over three fiscal years (2017-18 through 2019-20). Similarly, on February 1, 2017, the CalSTRS Board approved a reduction in its assumed rate of return on investments to 7 percent to be phased in over two fiscal years (2017-18 and 2018-19). These actions increased the State’s unfunded pension liabilities and thereby resulted in necessary increases in the State’s contributions to the pension systems. General Fund retirement costs were expected by the State to continue to increase in the foreseeable future. The State has indicated that the amount of such increases will depend on a variety of factors, including but not limited to actual investment returns, actuarial assumptions, experience, retirement benefit adjustments and, in the case of CalSTRS, statutory changes to contribution levels.

CalPERS

CalPERS administers a total of 12 funds, including four funds for the defined benefit retirement plans: the Public Employees’ Retirement Fund (“PERF”), the Legislators’ Retirement Fund (“LRF”), the Judges’ Retirement Fund (“JRF”), and the Judges’ Retirement Fund II (“JRF II”). (These plans, as well as the other plans administered by CalPERS, are described in the comprehensive financial reports of CalPERS, which can be found on CalPERS’ website at www.calpers.ca.gov. Such information is not incorporated by reference herein.) The PERF, LRF, JRF, and JRF II are defined benefit pension plans which generally provide benefits based on members’ years of service, age, final compensation, and benefit formula. In addition, benefits are provided for disability, death, and survivors of eligible members or beneficiaries. Certain summary information concerning PERF is set forth below. Certain summary information concerning LRF, JRF, JRF II, and the 1959 Survivor Benefit program (which provides payments to the survivors of eligible members who die before retirement) is set forth at the end of this section.

CalPERS is administered by a 13-member Board of Administration (the “CalPERS Board”), that includes the State Controller, Director of the California Department of Human Resources, the State Treasurer, and a member designated by the State Personnel Board, who serve ex officio. The other CalPERS Board members include a member elected by active school employees, a member elected by retirees, a member elected by active state employees, a member elected by active public agency employees, two members elected by all members, a public representative appointed jointly by the Speaker of the Assembly and the Senate Rules Committee, an official of a life insurer appointed by the Governor, and an elected local official appointed by the Governor.

Members and Employers. The PERF is a multiple-employer defined benefit retirement fund. In addition to the State, employer participants include nearly 3,000 public agencies and school districts. CalPERS acts as the common investment and administrative agent for the member agencies. The State and schools (for “classified employees,” which generally consist of school employees other than teachers) are required by law to participate in CalPERS. Other public agencies can elect whether or not to participate in CalPERS or administer their own plans. Members of CalPERS generally become fully vested in their retirement benefits earned to date after five years of credited service. Separate accounts are maintained for each employer participating in CalPERS, and separate actuarial valuations are performed for each individual employer’s plan to determine the employer’s periodic contribution rate and other information for the individual plan, based on the benefit selected by the employer and the individual plan’s proportionate share of CalPERS assets.

Unless otherwise specified, the information relating to CalPERS provided in this section relates only to state employees. State employees include Executive Branch, California State University, Judicial, and Legislature employees.

Benefits for State employees are paid according to the category of employment and the type of benefit coverage provided by the State. Generally, all employees in a covered class of employment who work on a half-time basis or more are eligible to participate in CalPERS. The five categories of membership applicable to State employees are set forth below. Certain categories also have “tiers” of membership. It is up to the employee to select his or her preferred membership tier. Different tiers may have different benefits, as well as different employee contribution requirements. The member categories are as follows:

●	Miscellaneous Members — staff, operational, supervisory, and all other eligible employees who are not in special membership categories.
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Safety Members — employees whose principal duties are in active law enforcement or fire prevention and suppression work but are not defined as a State Peace Officer/Firefighter Member, or who occupy positions designated by law as Safety Member positions.

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State Industrial Members — employees of the California Department of Corrections and Rehabilitation who have the same service retirement and other benefits as Miscellaneous Members, but who also have industrial death and disability benefits under certain limited circumstances.

●

State Peace Officer/Firefighter Members — employees who are involved in law enforcement, firefighting and fire suppression, public safety, protective services, or the management and supervision thereof, whose positions are defined as State Peace Officer/Firefighter Members in the Government Code or by the Department of Human Resources.

●	Patrol Members — California Highway Patrol officers and their related supervisors and managers.

Retirement Benefits. Generally, annual pension benefits depend on employment category, years of service credit, final compensation, and age of retirement. Annual pension benefits generally range from 2 percent of final compensation at age 55 for each year of service credit (applicable to Miscellaneous and State Industrial category members) to 3 percent of final compensation for each year of service for retirement at age 50 (for State Peace Officer/Firefighter category members). Pension benefits are subject to annual cost of living adjustments (generally ranging from 2-3 percent) and an additional adjustment intended to preserve the “purchasing power” of the pension benefit. Additional pension benefits also generally include disability and death benefit provisions. A detailed description of the pension benefits payable by PERF to state employees is set forth in CalPERS’ actuarial valuations.

The Public Employees’ Pension Reform Act of 2013 (“PEPRA”) (AB 340, Chapter 296, Statutes of 2012) increased the retirement age for new CalPERS members hired on or after January 1, 2013 (“PEPRA members”). State Miscellaneous and State Industrial PEPRA members who retire at age 62 will be eligible for a benefit equal to 2 percent of final compensation for each year of credited service (up to 2.5 percent of final compensation for members retiring after age 67). Approximately 26 percent of the state active member population consists of PEPRA members as of June 30, 2017.

Member and State Contributions. The pension benefits for State employee members in CalPERS are funded by contributions from members and the State, and by earnings from investments. Member and State contributions are a percentage of applicable member compensation and are determined annually on an actuarial basis. Member contribution rates are defined by law and vary by bargaining units within the same employee classification. The required contribution rates of active CalPERS State members are based on a percentage of their salary ranging from 3.75 to 13 percent.

In addition to the State’s actuarially-determined contributions, the 2017 Budget Act included a one-time $6 billion supplemental pension payment to CalPERS in fiscal year 2017-18, to mitigate the future increase in State contributions and reduce unfunded liabilities. As of October 17, 2018, the supplemental pension payment was being funded through an internal cash loan from the Surplus Money Investment Fund (a State fund managed by the State Treasurer’s Office as part of the Pooled Money Investment Account to invest surplus cash from special funds held by State departments). The supplemental pension payment was made in three equal installments, with the third and final installment paid on April 17, 2018. As of October 17,

2018, it was being apportioned accordingly to the five State retirement plans administered by CalPERS based on the unfunded liability of each plan. As of the 2018 Budget Act, the Department of Finance projected that the $6 billion supplemental pension payment would save an estimated $4.8 billion (net of principal and interest on the loan) in State contributions to CalPERS from all State funded sources over the next two decades. The amount of estimated savings allocable to each such fund was expected to generally be proportionate to its share of the payments on the loan. As of October 17, 2018, approximately half of the total loan payments were expected to come from the General Fund.

Actuarial Valuation; Determination of Required Contributions. The required State contributions to PERF are determined on an annual basis by the CaIPERS Chief Actuary. The actuary uses demographic and other data (such as employee age, salary, and service credits) and various assumptions (such as estimated salary increases, interest rates, employee turnover, and mortality and disability rates) to determine the amount that the State must contribute in a given year to provide sufficient funds to PERF to pay benefits when due. The actuary then produces a report, called the “actuarial valuation,” in which the actuary reports on the assets, liabilities, and required contribution for the following fiscal year. State law requires the State to make the actuarially-required contribution to PERF each year.

A portion of the actuarial valuations performed by CalPERS actuaries are audited each year by an independent actuarial firm. The actuarial valuations specific to State employees are audited every three years. The most recent audit was for the June 30, 2015 actuarial valuation and was completed in December 2016.

Actuarial Methods and Assumptions. The total cost CalPERS incurs to provide benefits includes administrative expenses. All of these costs are funded through contributions to the PERF and investment earnings on PERF’s assets. CalPERS’ Chief Actuary estimates the total cost of the benefits to be paid and, using the actuarial funding method determined by CalPERS (as described below), the actuary allocates these costs to the fiscal years. CalPERS’ financial objective is to fund in such a manner as to keep contribution rates approximately level as a percentage of payroll from generation to generation, while accumulating sufficient assets over each member’s working career in order to cover the total cost of providing benefits.

The primary funding method used to accomplish this objective is the “Entry Age Normal Cost Method.” Under this method, projected benefits are determined for all members and the associated liabilities are spread in a manner that produces level annual costs as a level percent of pay in each year from the age of hire (entry age) to the assumed retirement age. The cost allocated to the current fiscal year is called the “normal cost.” The Actuarial Accrued Liability (“AAL”) for active members is then calculated as the portion of the total cost of the plan allocated to prior years.

The CalPERS Chief Actuary considers various factors in determining the assumptions to be used in preparing the actuarial report. Demographic assumptions are based on a study of the actual history of retirement, rates of termination/separation of employment, years of life expectancy after retirement, disability, and other factors. This experience study is generally done once every four years. The most recent experience study was completed in 2017 in connection with the preparation of actuarial recommendations by the CalPERS Chief Actuary.

In December 2016, the CalPERS Board lowered the discount rate to be phased in over three years: for fiscal year 2017-18 to a rate of 7.375 percent, for fiscal year 2018-19 to a rate of 7.25 percent, and for fiscal year 2019-20 to a rate of 7 percent. The impact on the contribution rates began to be phased-in for the State beginning in fiscal year 2017-18.

On November 18, 2015, the CalPERS Board adopted a Funding Risk Mitigation Policy that seeks to reduce funding risk over time. It established a mechanism whereby CalPERS investment performance that significantly outperforms the discount rate triggers adjustments to the discount rate, expected investment return, and strategic asset allocation targets. Reducing the volatility of investment returns was expected by the State to increase the long-term sustainability of CalPERS pension benefits for members. In February 2017, the CalPERS Board revised the Funding Risk Mitigation Policy. The revisions include suspension of the policy until fiscal year 2020-21, and a decrease of the required first excess investment return threshold from 4 to 2 percent.

On February 14, 2018, the CalPERS Board of Administration adopted revisions to its actuarial amortization policy. Major revisions that affect state plans were made to the amortization of investment gains and losses, as well as to actuarial surplus. For the amortization of investment gains and losses, the amortization period was reduced from 30 years to 20 years, and the 5-year direct smoothing process was removed from the end of the amortization period. Amortization of actuarial surplus was eliminated. The State has indicated that these policy revisions will be applied to the amortization of investment gains and losses, and actuarial surplus, experienced on or after June 30, 2019. These revisions were expected by the State to affect contributions starting in fiscal year 2020-21.

Funding Status. Funding status is measured by a comparison of the State’s share of PERF assets to pay State employee benefits with plan liabilities.

On April 18, 2018, the CalPERS Board adopted the contribution rates for the State plans as of June 30, 2017. The unfunded liability allocable to state employees (excluding judges and elected officials) was estimated to be $58.7 billion as of June 30, 2017, which is a decrease of $812 million from the June 30, 2016 valuation. The funded ratio increased to 67.4 percent as of June 30, 2017 from 65.1 percent as of June 30, 2016.

CalPERS earned an 11.2 percent net return on investments for fiscal year 2016-17 and an 8.6 percent net return on investments for fiscal year 2017-18. While high returns were expected to have a positive impact on funded status, the three-year phase in to a 7 percent assumed rate of return were expected, as of October 17, 2018, to have a negative impact.

State Contributions. State contributions are made from the General Fund, special funds, and nongovernmental cost funds. As of October 17, 2018, the State had made the full amount of actuarially required contribution each year.

Prospective Funding Status; Future State Contributions. The level of future required contributions from the State depends on a variety of factors, including future investment portfolio performance, actuarial assumptions, and additional potential changes in retirement benefits. In December 2016, the CalPERS Board voted to lower its assumed rate of return from 7.5 to 7 percent over three years, which is expected to result in contribution increases for employers and some employees. The increase in contributions the State will incur, as a result of the discount rate change, is expected by the State to be implemented over a five-year ramp-up period, with full implementation in fiscal year 2023-24. It was estimated at the 2017 Budget Act that by fiscal year 2023-24, State contributions would increase by $931 million ($552 million General Fund), reaching $8.6 billion ($4.9 billion General Fund) in total, due to changes in the discount rate, scheduled contribution increases under existing funding policies, and payroll growth. In addition, as previously mentioned, the 2017 Budget Act included a one-time $6 billion additional payment to CalPERS in fiscal year 2017-18, which results in a decrease to the State’s projected contributions beginning in fiscal year 2018-19.

Other Retirement Plans. In addition to PERF, CalPERS also administers the Judges’ Retirement System (“JRS”), the Judges’ Retirement System II (“JRS II”), the Legislators’ Retirement System (“LRS”), and the 1959 Survivor Benefit program.

In the JRF actuarial reports for the year ended June 30, 2017, CalPERS reported that JRF and JRF II had an unfunded actuarial liability of approximately $3.3 billion and $9 8 million, respectively. For the same year, the LRF reported a funding surplus of $16.0 million. In the 1959 Survivor Benefit Program actuarial report for the year ended June 30, 2017, CalPERS reported that the program had an unfunded actuarial liability of approximately $41 million. Changes to the assumed rate of return for the JRS, JRS II, and LRS were approved by the CalPERS Board at its April 2017 meeting. The assumed rates of return for JRS, JRS II, and LRS were reduced from 4.25 to 3.25 percent, 7 to 6.5 percent, and 5.75 to 5 percent, respectively. As a result of the experience study CalPERS completed in 2017, the CalPERS Board further reduced the assumed rate of return for JRS from 3.25 to 3 percent at its February 2018 meeting.

The State’s fiscal year 2018-19 retirement contributions from the General Fund were estimated by the State to be $195 million for JRF, $74 million for JRF II, and $1.0 million for LRF. The State’s fiscal year 2018-19 General Fund retirement contribution to the 1959 Survivor Benefit Program is $5.0 million.

CalSTRS

General. CalSTRS was established under the California Education Code in 1913 to provide benefits to California public school and community college teachers and to certain other employees of the State’s public school system (kindergarten through community college). CalSTRS is the administrator of multiple-employer, cost-sharing defined benefit plans, tax-deferred defined contribution plans, a Medicare Premium Payment Program, and a Teachers’ Deferred Compensation Fund.

The largest CalSTRS fund, the State Teachers’ Retirement Plan (the “STRP”), is a multiple employer, cost-sharing, defined benefit plan comprised of four programs: the Defined Benefit Program (“DB Program”), the Defined Benefit Supplement Program, the Cash Balance Benefit Program, and the Replacement Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account (the “SBMA”) which provides purchasing power protection for retired members.

The State is not an employer (with certain very limited exceptions) in any CalSTRS programs but does contribute to the DB Program and the SBMA from its General Fund pursuant to statutes in the Education Code. The DB Program is funded through a combination of investment earnings and statutorily set contributions from three sources: the members of CalSTRS, the employers, and the State. Contribution rates for the members and employers to fund the DB Program are not adjusted to reflect or offset actual investment returns or other factors which affect the funded status of the DB Program. The same is true for the contribution rates for the State. For contributions from employers and the State, the CalSTRS Board was provided limited rate setting authority in 2014 under the provisions of AB 1469 (Chapter 47, Statutes of 2014).

The SBMA is a separate account within the DB Program that is funded with a combination of investment earnings and statutorily set contributions from the State. The Purchasing Power Protection Program payments for retired members are made only to the extent funds are available in the SBMA and are not a vested benefit.

CalSTRS is administered by a 12-member Teachers’ Retirement Board (the “CalSTRS Board”) that includes the California Director of Finance, State Controller, State Superintendent of Public Instruction, and the State Treasurer, who serve ex officio. The other CalSTRS Board members serve four-year terms and include three CalSTRS member-elected representatives representing current educators, one retired CalSTRS member, three public representatives, and one school board representative, each appointed by the Governor and confirmed by the Senate.

Members and Employers. As of June 30, 2017, the DB Program included 1,745 employers. As of June 30, 2017, there were 445,778 active members, 192,688 inactive members, and 294,835 retirees and beneficiaries.

Retirement Benefits. Member benefits are determined by statute in the Education Code and are generally based on a member’s age, final compensation, and years of credited service. Members are 100 percent vested in retirement benefits after five years of credited service and are eligible for normal retirement at age 60 and for early retirement at age 55 or at age 50 with 30 years of credited service. The normal retirement benefit is 2 percent of final compensation (as defined in the Education Code) for each year of credited service (up to 2.4 percent of final compensation for members retiring after age 60), and members who retired on or after January 1, 2001 with 30 or more years of service by December 31, 2010 receive monthly bonus payments of up to $400 per month. PEPRA increased the retirement age for new CalSTRS members hired on or after January 1, 2013. PEPRA members who retire at age 62 will be eligible for a benefit equal to 2 percent of final compensation for each year of credited service (up to 2.4 percent of final compensation for members retiring after age 62). The PEPRA member population in CalSTRS has been increasing steadily over the last few years. As of June 30, 2016, there were 60,492 active PEPRA members. According to CalSTRS, there were 82,104 active PEPRA members as of June 30, 2017, representing about 18 percent of the total active population. As of October 17, 2018, CalSTRS expected this percentage to increase to about 30 percent of the total active population by 2020.

Benefits are increased by 2 percent (a simple, not a compounded, cost-of-living increase) of the initial allowance, on each September 1 following the first anniversary of the effective date of the benefit.

Funding for the DB Program. The DB Program is funded with a combination of investment earnings and contributions from members, employers, and the State. The DB Program is one of the four programs under the State Teachers’ Retirement Program (STRP). Although specific amounts vary from year to year, approximately 61 percent of total inflows to the STRP were derived from investment earnings, according to CalSTRS. The contribution rates of the members, employers, and the State are determined by statute in the Education Code instead of actuarially determined amounts as is done for the CalPERS system. Over time, this has contributed to an underfunding of the DB Program.

On June 24, 2014, the Governor signed AB 1469, a comprehensive long-term funding solution intended to eliminate then-existing CalSTRS unfunded liability on the DB Program by 2046. The changes in contribution rates for members, employers and the State required by AB 1469 are described below. While the plan is intended to eliminate the unfunded liability of the DB Program by 2046, the State has indicated that there is no assurance that it will be eliminated by that date. Accordingly, there can be no assurances that the required amounts annually payable among the members, employers, and State will not significantly increase in the future.

Member Contributions. Under AB 1469, member contributions increased over time from 8 percent of creditable compensation of the member to 10.25 percent for members not subject to PEPRA and to 10.205 percent for members subject to PEPRA (the rates as of October 17, 2018). In addition, PEPRA members are required to pay at least one-half the normal cost of their DB Program benefits, and under AB 1469, the contribution rate for PEPRA members will be adjusted if the normal cost changes by more than 1 percent since the last time the member contribution rate was set.

Employer Contributions. Employers are required to make contributions to the DB Program in an amount as described below plus 0.25 percent to pay costs of the unused sick leave credit; provided that a portion of the employers’ contributions has in the past and may in the future be transferred to the Medicare Premium Program which has the effect of further reducing aggregate annual contributions to the DB Program.

Under AB 1469, employer contributions have increased from 8 percent of creditable compensation to the current rate of 16.03 percent, and are scheduled to continue to increase over time on each July 1 through 2020 to 19.1 percent of creditable compensation in fiscal year 2020-21. Beginning in fiscal year 2021-22 through fiscal year 2045-46, AB 1469 authorizes the CalSTRS Board to adjust the employer contribution up or down 1 percentage point each year, but no higher than 20.25 percent total and no lower than 8.25 percent, to eliminate the remaining unfunded obligation that existed on July 1, 2014. Therefore, as of October 17, 2018, employers will not be subject to any additional rate increases as a result of the newly adopted actuarial assumptions until fiscal year 2021-22.

State Contributions. The State’s General Fund base contribution to the DB Program is 2.017 percent of creditable compensation from two fiscal years prior. For example, for fiscal year 2011-12, the State’s contribution was based on creditable compensation from fiscal year 2009-10. Before fiscal year 2014-15, the State also contributed a supplemental contribution based on a percentage of creditable compensation from two fiscal years prior when there is an unfunded obligation or a normal cost deficit exists for benefits in place as of July 1, 1990 in an amount not to exceed 1.505 percent of creditable compensation from two fiscal years prior.

Under AB 1469, the State increased its supplemental contribution to the July 1, 1990 benefit obligation to the current rate of 5.311 percent. Beginning in fiscal year 2017-18 through fiscal year 2045-46, the CalSTRS Board is authorized to adjust the supplemental State contribution up 0.50 percent each year to eliminate the unfunded obligation for benefits in place as of July 1, 1990. If there is no unfunded obligation, the supplemental contribution shall be reduced to zero. In fiscal years 2017-18 and 2018-19, the CalSTRS Board adopted the maximum increase allowed.

The 2018 Budget Act reflected a 7.328 percent total (base and supplemental) state contribution to the DB Program in fiscal year 2018-19, as approved by the CalSTRS Board.

As described above, AB 1469 provides the CalSTRS Board with limited authority to increase or decrease the school and State contributions based on changing conditions. The plan is intended to eliminate the unfunded liability of the DB Program by 2046. However, while AB 1469 provides for significant increases in the statutorily required contributions to CalSTRS from the State, employers and members, it does not provide that such statutory rates be adjusted to equal actuarially required amounts from time to time. Actuarially required amounts were expected by the State to vary from time to time based on a variety of factors, including actuarial assumptions, investment performance and member benefits. To the extent rates established pursuant to AB 1469 are less than actuarially required amounts from time to time, such circumstances could materially adversely affect the funded status of CalSTRS.

Actuarial Valuation. In calculating the actuarial value of assets, contributions for the past year are added to the actuarial value of assets at the end of the prior year; benefits and expenses are subtracted; an assumed rate of return is added, and as described below, a portion of market value gains and losses are added or subtracted. The assumed investment rate of return on DB Program assets (net of investment and administrative expenses) and the assumed interest to be paid on refunds of member accounts are based in part on an inflation assumption of 2.75 percent for fiscal years 2017-18 and thereafter.

Actual market returns are taken into account but to reduce rate volatility, actual market gains and losses are spread or “smoothed” over a three-year period. That is, one third of the difference between the expected actuarial value of assets and the fair market value of assets is taken into account to determine the actuarial value of assets. Based on the 2017 CalSTRS Valuation, due to the asset smoothing method, approximately one-third of the approximately $3.8 billion investment gain has not been recognized. GASB Statements 67 and 68, beginning in fiscal year 2013-14 for pension plans and fiscal year 2014-15 for employers, required State and local governments with pension liabilities to recognize the differences between expected and actual investment returns over a closed 5-year period instead of the 3-year period used by CalSTRS as of October 17, 2018. CalSTRS continued to use 3-year period for valuation purposes and the 5-year period for financial reporting purposes.

Funding Status. Funding status is measured by a comparison of DB Program assets with DB Program liabilities.

The new actuarial assumptions adopted at the CalSTRS Board February 2017 meeting were first reflected in the valuation report for the DB Program as of June 30, 2016, which provided the estimated impact associated with the reduction in the assumed rate of return.

The market value of the entire DB Program investment portfolio (including the SBMA assets) was $197.7 billion as of June 30, 2017, an 11.1 percent increase from $177.9 billion on June 30, 2016.

Prospective Funding Status; Future Contributions. Primarily due to the changes made to actuarial assumptions by the CalSTRS Board in February 2017, the CalSTRS Board increased the State contribution rate by 0.5 percent of payroll, to 7.3 percent, effective July 1, 2018. In the 2017 CalSTRS Valuation, the State contribution rate was projected to continue to increase by 0.5 percent of payroll for the next five years. The 2018 Budget Act includes $3.1 billion General Fund for fiscal year 2018-19 State contributions to CalSTRS. The 0.5 percent increase in the State contribution rate was expected by the State to result in an approximately $160 million increase in General Fund contributions for fiscal year 2018-19.

According to the 2017 CalSTRS Valuation, future revenues from contributions and appropriations for the DB Program were projected to be sufficient to finance its obligation by 2046, except for a small portion of the UAAL attributable to new benefits attributable to post-2014 service that is not actuarially funded. This amount is estimated to be $369 million as of June 30, 2017.

Funding for the SBMA. The SBMA is a separate account within the DB Program that is funded with a combination of investment income and contributions from the State. The contribution rate for the State’s funding of the SBMA is determined by statute in the Education Code. The Purchasing Power Protection Program funded from the SBMA provides quarterly payments to retired and disabled members and beneficiaries to restore purchasing power to beneficiaries if the purchasing power of their initial retirement or disability allowances have fallen below a specified percentage. The Purchasing Power Protection Program payments are made only to the extent funds are available in the SBMA and are not a vested benefit.

The State’s General Fund contribution to the SBMA is 2.5 percent of creditable compensation of the fiscal year ending in the prior calendar year, less a specified amount that was limited to $72 million as of

THE BUDGET PROCESS

Restrictions on Raising or Using General Fund Revenues

Over the years, a number of laws and constitutional amendments have been enacted that reduced the State’s overall budgetary flexibility by making it more difficult for the State to raise taxes or restricting or earmarking the use of certain tax revenues for specific purposes. The following examples illustrate these restrictions.

Proposition 13, approved by the voters in 1978, makes it more difficult for the State to raise taxes by requiring that any change in State taxes enacted for the purpose of increasing revenues, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. A related measure, Proposition 4, approved by the voters in 1979, limits government spending by establishing an annual limit on the appropriation of proceeds of taxes.

Proposition 26, approved by the voters in 2010, requires a two-thirds vote of both houses of the Legislature for any increase in any tax on any taxpayer, eliminating the prior practice where a tax increase coupled with a tax reduction could be adopted by majority vote. It also provides that any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax, thereby requiring two-thirds vote of approval for passage.

Proposition 98, enacted in 1988, requires a minimum portion of General Fund tax revenues to support K-12 schools and community colleges. Proposition 49, approved by the voters in 2002, required additional funding for before and after school programs in the State’s public elementary, middle and junior high schools. These expenditures are part of the Proposition 98 minimum funding guarantee for K-14 education and cannot be reduced, except in certain low revenue years.

Proposition 10, approved by the voters in 1998, raised taxes on tobacco products and mandated how the additional revenues would be expended. Proposition 56, approved by the voters in 2016, further raised taxes on tobacco products and again specified how the additional revenues could be expended.

Proposition 63, approved by the voters in 2004, imposed a 1 percent tax surcharge on taxable income above $1 million for purposes of funding and expanding mental health services. Proposition 63 prohibits the Legislature or the Governor from redirecting these funds or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04.

Proposition 30, approved by the voters in 2012, provides temporary increases in personal income tax rates for high-income taxpayers and provided a temporary increase in the state sales tax rate, and requires the additional revenues be expended to support K-12 public schools and community colleges as part of the Proposition 98 guarantee. Proposition 30 also placed into the State’s Constitution the current statutory provisions transferring 1.0625 percent of the state sales tax to local governments to fund the “realignment” program for many services including housing criminal offenders.

Proposition 55, approved by the voters in 2016, extended the personal income tax rates for high-income taxpayers included in Proposition 30, which were set to expire on December 31, 2018, through tax year 2030. The sales tax increase in Proposition 30 expired December 31, 2016. Under specified conditions, beginning in fiscal year 2018-19, Proposition 55 also authorizes the use of up to $2 billion in a fiscal year from these revenues for health care.

Proposition 2, approved by the voters in 2014, directs the transfer of specified amounts of General Fund revenues to the Budget Stabilization Account (BSA) and to pay down specified debts and liabilities. It also requires spending on infrastructure including deferred maintenance once the BSA reaches the constitutional maximum balance of 10 percent of General Fund tax revenues.

The 2018-19 Budget created two additional reserves, the Budget Deficit Savings Account (BDSA) and the Safety Net Reserve Fund. Upon completion of the updated calculation of the 2018-19 supplemental BSA transfer in May 2019, any remaining amount left in the BDSA was expected as of October 17, 2018, by the State to be divided equally between the BDSA and the Safety Net Reserve Fund. The Safety Net Reserve Fund included an initial deposit of $200 million in 2018-19 to maintain existing benefits and services for Medi-Cal and CalWORKs during economic downturns. The methodology and process of fund allocation related to the Safety Net Reserve Fund and the subaccounts was expected by the State to be established in future legislation.

State Pension Systems and Retiree Health Care Costs

The two main State pension funds (CalPERS and CalSTRS) each face unfunded future liabilities in the tens of billions of dollars. For fiscal year 2017-18, the annually-required General Fund pension contributions to CalPERS and CalSTRS were approximately $3.4 billion and $2.8 billion, respectively. For fiscal year 2018-19, the annually-required General Fund pension contributions to CalPERS and CalSTRS were estimated by the State to be approximately $3.6 billion and $3.1 billion, respectively. The State also made a one-time $6 billion supplemental pension payment to CalPERS in fiscal year 2017-18. This supplemental pension payment was made in three equal installments; the third and final installment was paid on April 17, 2018. The supplemental pension payment was funded through an internal cash loan; the General Fund share of the repayment over the expected term of the loan (approximately $3.6 billion) was expected to be repaid through expected future Proposition 2 debt repayment funds. The State has indicated that the remaining balance was expected to be repaid from other funds that contribute to CalPERS and will benefit from this loan.

As of October 17, 2018, legislation with respect to both CalPERS and CalSTRS and changes made by both systems in actuarial assumptions in the last several years, including expected investment returns and funding methodologies, were expected to result in significant annual increases in the amount the State is required to pay from the General Fund in the foreseeable future. The 2018 Budget Act included these factors in estimating General Fund contributions to both pension systems.

The combined contributions to CalPERS and CalSTRS, which include contributions for California State University (“CSU”) in fiscal year 2017-18, represent about 4.9 percent of all proposed General Fund expenditures in fiscal year 2017-18, excluding the supplemental pension payment to CalPERS described above. The combined contributions to CalPERS and CalSTRS, which include contributions for CSU in fiscal year 2018-19, represent about 4.8 percent of all proposed General Fund expenditures in fiscal year 2018-19.

The State also provides retiree health care and dental benefits to retired State employees and their spouses and dependents (when applicable) and almost exclusively utilizes a “pay-as-you-go” funding policy. These benefits are referred to as OPEB. The State has reported its liability for OPEB in its financial statements under GASB Statement No. 45 for the fiscal years

2007-08 through 2016-17. Statement No. 45 is being replaced with Statement No. 75, which first applies to the State’s financial statements for the fiscal year ending June 30, 2018. The State’s Actuarial Valuation Report for June 30, 2017, was prepared in compliance with the new GASB OPEB standards with the objective of determining the liabilities associated with OPEB provided to the State’s employees and to develop the actuarial funding costs assuming the full-funding policy. Under these new standards, the AAL relating to OPEB was estimated to be $91.51 billion as of June 30, 2017 (virtually all unfunded) as compared to an AAL of $76.68 billion estimated as of June 30, 2016.

In 2015, the Administration initiated a comprehensive strategy to eliminate the OPEB unfunded AAL over approximately 30 years with increased prefunding contributions shared equally between State employers and employees. The State has indicated that the Administration successfully pursued the prefunding strategy, as well as cost-saving changes to retiree health benefits for new employees, through the collective bargaining process. Current labor contracts include MOUs that reflect this prefunding strategy, as well as lower employer contributions towards OPEB costs for new employees. Nearly all State employees now contribute towards funding retiree health benefits.

DEBTS AND LIABILITIES UNDER PROPOSITION 2

Voters approved Proposition 2 in November 2014, which revised the State’s method of funding the BSA, the State’s “rainy day fund.” For fifteen years starting in fiscal year 2015-16, 1.5 percent of annual General Fund revenues, plus the excess of capital gains tax receipts above a certain level not necessary to fund Proposition 98, is expected to be applied equally to funding the BSA and paying down State debts and liabilities. Debts and liabilities eligible under Proposition 2 include certain budgetary borrowing and specified payments over and above the base payments for State pensions and retiree health costs. The two main retirement systems managed by State entities, CalPERS and CalSTRS, each have substantial unfunded liabilities. The State also has a substantial unfunded liability relating to postemployment healthcare benefits for State employee retirees.

The 2018 Budget Act proposes to repay loans from special funds ($205 million), repay transportation weight fee advances ($382 million), repay prior years of Proposition 98 underfunding (referred to as “settle up payments,”) ($100 million), repay non-Proposition 98 mandates (pre-2004, $7 million), repay pre-Proposition 42 (2002) transportation loans ($235 million), prefund state retiree health care benefits ($195 million), and make the second repayment towards the $6 billion loan applied to a supplemental pension payment to CalPERS described below ($623 million). As of October 17, 2018, the Administration projected that borrowing from pre-Proposition 42 transportation funds would be repaid by the end of fiscal year 2019-20, transportation weight fee advances would be repaid by the end of fiscal year 2020-21, and Proposition 98 settle up payments would be repaid by the end of fiscal year 2021-22.

The 2018 Budget Act included a $6 billion supplemental pension payment to CalPERS from proceeds of a loan from the Surplus Money Investment Fund (a State fund managed by the State Treasurer’s Office as part of the Pooled Money Investment Account to invest surplus cash from funds held by State departments) that was expected to reduce unfunded liabilities and stabilize State contribution rates. As of the 2018 Budget Act, the Department of Finance projected the supplemental pension payment would save an estimated $4.8 billion (net of principal and interest on the loan) in state contributions to CalPERS from all State funded sources over the next two decades. The amount of estimated savings allocable to each such fund was expected generally to be proportionate to its share of the payments on the loan. Approximately half of the total loan payments were expected to come from the General Fund. The State was as of October 17, 2018, expected to realize savings if the supplemental pension payment being invested by CalPERS earns a higher return than the interest required to be paid on the loan. The projected savings are based on CalPERS achieving its assumed rate of return, which exceeds the projected interest rate on the loan. There is a risk that the difference between CalPERS returns and the interest rate on the loan (described below) will be less, perhaps significantly, than projected in a given year. This occurrence, if not otherwise offset by a difference between CalPERS returns and the interest rate on the loan greater than estimated for the 20-year period, could result in a lower than anticipated benefit to the State as compared to the estimate. The loan was expected by the State to be repaid at a variable interest rate, equal to the quarter-to-date yield at the two-year constant maturity U.S. Treasury rate (the “Two-year Treasury Rate”).

The loan is required to be repaid from the General Fund and other funds no later than June 30, 2030. The first General Fund repayment of this loan, $259 million (interest and principal), was made with a fiscal year 2017-18 appropriation. The second General Fund repayment of this loan, authorized at $623 million (interest and principal), was expected by the State to be made with a fiscal year 2018-19 appropriation. The General Fund’s share of the repayment of the loan over the expected term (approximately $3.6 billion estimated as of the 2018 Budget Act) is eligible under Proposition 2’s debt repayment requirements. The remaining balance was expected to be repaid from other funds that contribute to CalPERS and were expected to benefit from the supplemental pension payment.

Moneys for the repayment of the loan principal and interest payments are continuously appropriated. A repayment schedule has been developed to allocate an appropriate amount to each fund after an evaluation of its share of costs and fund availability. The Department of Finance prepared a report distributed on September 28, 2017, describing the actuarial impact on contribution rates and the economic risks and benefits associated with the supplemental pension payment, including discussion of a mechanism to adjust the repayment schedule and cost-allocation methodology.

CASH MANAGEMENT

Traditional Cash Management Tools

General. The majority of the State’s General Fund receipts are received in the latter part of the fiscal year. Disbursements from the General Fund occur more evenly throughout the fiscal year. The State’s cash management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets when necessary.

External Borrowing. External borrowing has typically been done with RANs that are payable no later than the last day of the fiscal year in which they are issued. Prior to fiscal year 2015-16, RANs had been issued in all but one fiscal year since the mid-1980s and have always been paid at maturity. No RANs were issued in fiscal years 2015-16 through 2017-18 or were planned, as of October 17, 2018, in fiscal year 2018-19. The State also is authorized under certain circumstances to issue RAWs that are payable in the succeeding fiscal year. The State issued RAWs to bridge short-term cash management shortages in the early 1990s and early 2000s.

RANs and RAWs are both payable from any “Unapplied Money” in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” consist of: (i) the setting apart of State revenues in support of the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State’s Constitution); (ii) payment of the principal of and interest on general obligation bonds and general obligation commercial paper notes of the State as and when due; (iii) a contingent obligation for General Fund payments to local governments for certain costs for realigned public safety programs if not provided from a share of State sales and use taxes, as provided in Article XIII, Section 36 of the State’s Constitution, enacted by Proposition 30; (iv) reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to Government Code Sections 16310 or 16418; and (v) payment of State employees’ wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, lease payments to support lease-revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State’s Constitution to be paid with state warrants that can be cashed immediately.

Internal Borrowing. As of October 17, 2018, the General Fund was authorized by law to borrow for cash management purposes from more than 700 of the State’s approximately 1,300 other funds in the State Treasury (the “special funds” and each a “special fund”). Total borrowing from special funds must be approved quarterly by the Pooled Money Investment Board (“PMIB”). The State Controller submits an authorization request to the PMIB quarterly, based on forecasted available funds and borrowing needs. The state Legislature may from time to time adopt legislation establishing additional authority to borrow from special funds. As of the 2018 Budget Act, the General Fund was projected to have at least $28 billion of internal funds (excluding the BSA, the SFEU and the Budget Deficit Savings Account) available to borrow during fiscal year 2018-19.

One fund from which moneys may be borrowed to provide additional cash resources to the General Fund is the BSA, which, as of October 17, 2018, was projected to increase to $11.2 billion for most of fiscal year 2018-19 and to $13.8 billion at the end of fiscal year 2018-19. The State also may transfer funds into the General Fund from the SFEU, which is not a special fund.

Cash Management in Fiscal Years 2017-18 and 2018-19

The State entered fiscal year 2017-18 with General Fund internal loans at June 30, 2017 of $4.8 billion. The State’s cash flow for fiscal year 2017-18 indicated that internal borrowings were sufficient and available to meet the normal peaks and valleys of the State’s cash needs, while maintaining a cushion of at least $2.5 billion at all times. The State did not issue any RANs in fiscal year 2017-18, the third consecutive year in which external borrowing was not required.

The State’s cash position was strong entering fiscal year 2018-19, as the General Fund ended the previous year with a positive cash balance of $5.5 billion. As of October 17, 2018, cash flow projections for the balance of the fiscal year showed no plan for a RAN borrowing to manage cash requirements, with an estimated cash cushion of unused internal borrowable resources of at least $18.0 billion at the end of each month.

State fiscal officers constantly monitor the State’s cash position and if it appears that cash resources may become inadequate (including the maintenance of a projected cash reserve of at least $2.5 billion at any time), they are expected to consider the use of other cash management techniques, including seeking additional legislation.

Other Cash Management Tools

The State has employed additional cash management measures during some fiscal years; all of the following techniques were used at one time or another during the last several fiscal years, but, as of October 17, 2018, none of them was planned to be used in fiscal year 2018-19.

●	The State Controller has delayed certain types of disbursements from the General Fund.
●	Legislation was enacted increasing the State’s internal borrowing capability, and the State has increased the General Fund’s internal borrowings.
●	Legislation has been enacted deferring some of the State’s disbursements until later in the then-current fiscal year, when more cash receipts were expected.
●	The issuance of registered warrants (commonly referred to as “IOUs”) because of insufficient cash resources (last occurred in 2009).

From time to time, the Legislature changes by statute the due date for various payments, including those owed to public schools, universities and local governments, until a later date in the fiscal year in order to more closely align the State’s revenues with its expenditures. This technique has been used several times in the last few fiscal years. Some of these statutory deferrals were made permanent, and others were implemented only for one fiscal year.

In addition, State law gives the State Controller some flexibility as to how quickly the State must pay its bills. For instance, income tax refunds for personal income taxes are not legally due until 45 days after the return filing deadline, which is normally April 15. Accordingly, while the State has typically paid tax refunds as returns are filed, it can conserve cash by withholding refund payments until May 30. Payments to vendors generally must be made within 45 days of receipt of an invoice. The State may delay payment until the end of this period, or it may even choose to make these payments later and pay interest. These delays are only used if the State Controller foresees a relatively short-term cash flow shortage.

LITIGATION

The State is a party to numerous litigation matters. The following describes only those litigation matters that are pending with service of process on the State accomplished and that have been identified by the State as having a potentially significant fiscal impact upon revenues or expenditures of the State’s General Fund or the amount of State funds available to be borrowed by the General Fund.

The following description was developed by the State with the participation of the Office of the Attorney General and other State entities. The Office of the Attorney General does not represent the State, its subdivisions, departments, agencies and other units in all matters, and accordingly there may be litigation matters of which the Office of the Attorney General is not aware. The State does not conduct a docket search of federal or State court litigation filings to identify pending litigation matters, and no inquiry has been made into administrative claims and matters. There may be claims and matters with potentially significant fiscal impacts that have not been described below.

Budget-Related Litigation

Action Challenging School Financing

Plaintiff in California School Boards Association v. State of California (Alameda County Superior Court, Case No. RG-11-554698), challenges the use of block grant funding to pay for education mandates in the 2012 Budget Act and associated trailer bills. The amended complaint also contends that changes to the statutes that control how education mandates are directed and funded violate the requirements of the State’s Constitution that the State pay local school districts for the costs of

State-mandated programs. After bifurcating the case, the trial court issued a ruling in favor of the State that addressed certain of plaintiff’s claims, and subsequently dismissed the remaining claims on procedural grounds. Plaintiff appealed. (Court of Appeal, First Appellate District, Case No. A148606.) The Court of Appeal affirmed the trial court’s decision on the merits but reversed the dismissal of claims on procedural grounds. Accordingly, as of October 17, 2018, the State expected this decision to result in some claims returning to the trial court for further proceedings. Plaintiff filed a petition for review of the decision by the California Supreme Court and the Court accepted the case for review. (California Supreme Court, Case No. S247266.) If it is determined that the State failed to properly pay for mandated educational programs, the State would be limited in the manner in which it funds education going forward.

Actions Challenging Statutes That Reformed California Redevelopment Law

As of October 17, 2018, there were approximately 75 pending actions that challenge the statutory process for winding down the affairs of the redevelopment agencies (“RDAs”), asserting a variety of claims, including constitutional claims. Some of the pending cases contend that various obligations incurred by the RDAs are entitled to payment from certain property tax revenues. For example, in Affordable Housing Coalition v. Sandoval (Sacramento County Superior Court, Case No. 342012-80001158), plaintiffs argued that all former RDAs had obligations to pay for affordable housing that should be funded going forward. The court denied a motion for class action status, and subsequently ruled against plaintiffs in this matter and ordered that judgment be entered for the State. As of October 17, 2018, the plaintiffs had appealed. (Court of Appeal, Third Appellate District, Case No. C083811.)

Oroville Dam Litigation

The California Department of Water Resources (the “Department”) administers the State Water Project, which encompasses a complex of dams, reservoirs, pumping facilities, power plants, aqueducts and pipelines owned and operated by the State, including a dam at Lake Oroville. The State Water Project provides water to twenty-nine public agencies, and the Department is compensated by those agencies, under contracts with the Department.

On February 7, 2017, erosion was discovered on the lower portion of the main spillway at Lake Oroville. With severe winter storms, releases down the damaged main spillway were unable to prevent the reservoir from overtopping. Water flowed down the emergency spillway, triggering the evacuation of more than 180,000 people downstream of Lake Oroville on February 11, 2017. Several lawsuits have been filed on behalf of individuals, businesses and public agencies, against the Department, asserting damages arising out of these events, including alleged damage to property, business losses, and relocation expenses. Additional lawsuits may be filed.

In addition, the Butte County District Attorney seeks to impose up to $51 billion in civil penalties upon the Department for allegedly violating California Fish and Game Code Section 5650, which regulates the deposit of materials deleterious to fish and other plant and animals into State waters. (People of the State of California v. California Department of Water Resources, Butte County Superior Court, Case No. 18CV00415.)

As of October 17, 2018, it was unknown what future net financial impact this litigation may have on the State’s General Fund.

Tax Cases

As of October 17, 2018, a pending case challenges the fee imposed by former Revenue and Taxation Code Section 17942 upon the plaintiff and a purported class of similarly situated limited liability companies (“LLCs”) registered in California, alleging that the fee violates the federal and State constitutions, is an improper exercise of the State’s police powers, and has been misapplied by the Franchise Tax Board. Bakersfield Mall LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-462728). The purported class action is on behalf of all LLCs operating both in and out of California during the years at issue. As of October 17, 2018, a second virtually identical lawsuit also seeks to proceed as a class action. CA-Centerside II, LLC v. Franchise Tax Board (Fresno County Superior Court, Case No. 10 CECG00434). In each case, the individual plaintiff seeks a refund of $56,000 for itself and alleges a purported class of over 50,000 members. The cases were coordinated for hearing in San Francisco as the Franchise Tax Board LLC Tax Refund Cases, Judicial Council Proceeding No. 4742. The coordination trial judge denied plaintiffs’ joint motion for class certification and plaintiffs appealed. (Court of Appeal, First Appellate District, Case No. A140518.) The Court of Appeal reversed the trial court, determining that the trial court abused its discretion in denying class certification, remanded the case to the trial court, and directed the trial court to certify one or more classes. The Court of Appeal also denied rehearing. A petition for review has been filed in the California Supreme Court. If plaintiffs ultimately prevail on the merits on behalf of the classes, the potential refunds could total $1.2 billion.

Two cases pending as of October 17, 2018 challenges the State’s right to require interstate unitary businesses to report their income on a combined basis while allowing intrastate unitary businesses to report the income of each business entity on a separate basis. Harley Davidson, Inc. and Subsidiaries v. California Franchise Tax Board (San Diego County Superior Court, Case No. 37-2011-00100846-CU-MC-CTL) and Abercrombie & Fitch Co. & Subsidiaries v. California Franchise Tax Board (Fresno County Superior Court, Case No. 12 CE CG 03408) challenge the constitutionality of Revenue and Taxation Code Section 25101.15, allowing intrastate unitary businesses the option to report their income on a separate rather than combined basis. The trial court in Harley Davidson ruled on the parties’ cross-motions for summary judgment, granting the Board’s motion and denying plaintiffs motion. Plaintiff appealed, and the appellate court affirmed the trial court judgment. (Court of Appeal, Fourth Appellate District, Case No. D071669.) At the trial of the Abercrombie matter, the court granted the Board’s motion for judgment in its favor at the close of plaintiff’s presentation of its evidence. Plaintiff appealed. (Court of Appeal, Fifth Appellate District, Case No. F074873.) In each of these matters, plaintiff proposed an alternative method of calculating tax, which the Board estimated would have a possible one-time fiscal impact on corporate tax revenue of $5 billion and $1.5 billion annually thereafter. The Board argued the proposed method is unsupported by existing law. As of October 17, 2018, it was unknown what future fiscal impact a potential adverse final ruling on the merits would actually have on corporation taxes (including potential rebates of previously collected taxes and reduced future tax revenue) because of the uncertainty regarding the number of businesses that would pay the tax and how taxation on those companies would change as a result of an adverse ruling. However, the fiscal impact could be significant.

As of October 17, 2018, a pending case challenges the validity of a Board of Equalization regulation (Cal. Code Regs., tit. 18, § 1585) that requires the sales tax on mobile telephones to be based on the full “unbundled” price of the telephone rather than any discounted price that is contingent on a service plan commitment. In Bekkerman et al. v. California Department of Tax and Fee Administration (Sacramento County Superior Court, Case No. 34-2015-80002242), petitioners seek to invalidate the regulation insofar as it relates to sales in carrier-operated stores. Petitioners filed a second action, a class action lawsuit seeking refunds of any excess sales tax paid, Bekkerman et al. v. California Department of Tax and Fee Administration, et al. (Sacramento County Superior Court, Case No. 34-2016-80002287). The superior court dismissed the State defendants from the second action on the basis that the class action claim for sales tax refunds was premature. Plaintiffs appealed that ruling. Plaintiffs also amended the complaint in the first action to add a claim for sales tax refunds to be paid to the class, but the court granted a motion to strike the sales tax refund relief from the first action. If plaintiffs are successful in reviving their refund claims in either action, that could result in an order requiring sales tax refunds potentially exceeding $1 billion. Even if plaintiffs are unsuccessful in reviving the refund claims in the current actions, they may be able to refile the class action claim against the State at a later date, if they are able to prove in the first action that excess sales tax was paid and other conditions are met.

Environmental Matters

In Consolidated Suction Dredge Mining Cases (coordinated for hearing in San Bernardino County Superior Court, Case No. JCPD S4720), environmental and mining interests challenge the State’s regulation of suction dredge gold mining. The Legislature placed a moratorium on all suction dredging until certain conditions are met by the Department of Fish and Wildlife. Plaintiffs, who have pled a class action but have yet to seek certification, claim that as many as 11,000 claims, at a value of $500,000 per claim, have been taken. The trial court initially stayed the matters pending a California Supreme Court ruling in a separate pending matter, addressing whether federal law preempts State environmental regulation of suction dredge gold mining. The California Supreme Court issued its decision, holding that federal law does not preempt State regulation, and a petition for writ of certiorari in the U.S. Supreme Court seeking review of that decision was denied. The trial court dismissed the takings claims that had been pled as a class action, without leave to amend. While an appeal had been filed, as of October 17, 2018 named plaintiffs had agreed to a settlement under which the State would pay $475,000, and a claims bill to appropriate money to pay the settlement had passed the Legislature and had been signed by the Governor.

Action Regarding Special Education

Plaintiffs in Morgan Hill Concerned Parents Assoc. v. California Department of Education (U.S. District Court, Northern District of California, Case No. 3:18-cv-03367-VC), challenge the oversight and operation by the California Department of Education (“CDE”) of the federal Individuals with Disabilities Education Act (“IDEA”). The complaint alleges that CDE, as the designated State Education Agency, has failed to monitor, investigate, and enforce the IDEA statewide. Under the IDEA, local school districts are the Local Educational Agencies responsible for delivering special education directly to eligible students. The complaint seeks injunctive and declaratory relief, and asks the court to retain jurisdiction to monitor the operation of the IDEA by the State. As of October 17, 2018, the court had issued a stay of this matter, and plaintiffs were not permitted to move to lift the stay before May 2019.

Prison Healthcare Reform and Reduction of Prison Population

The adult prison health care delivery system includes medical health care and mental health care. As of October 17, 2018, there were two significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Brown (U.S. District Court, Northern District, Case No. C 01-1351 TEH) is a class action regarding the adequacy of medical health care, and Coleman v. Brown (U.S. District Court, Eastern District, Case No. CIV S-90-0520 KJM KLN P) is a class action regarding mental health care. A third case, Armstrong v. Brown (U.S. District Court, Northern District, Case No. C 94-02307 CW), is a class action on behalf of inmates with physical disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representative appointed by the Armstrong court, meet routinely to coordinate efforts in these cases. As of October 17, 2018, ongoing costs of remedial activities had been incorporated into the State’s budget process. However, as of October 17, 2018, it was unknown what future financial impact this litigation may have on the State’s General Fund. In March 2015, the Plata court modified its order to update and clarify the process to transition responsibility for inmate medical care back to the State. As of October 17, 2018, this process was ongoing.

In Plata and Coleman, a three-judge panel issued orders requiring the State to meet a final population-reduction benchmark by February 28, 2016, and to implement a number of measures designed to reduce the prison population. In January 2015, the State met this court-ordered population benchmark. The three judge panel’s order requires ongoing oversight until the State demonstrates compliance with the population benchmark is durable.

High-Speed Rail Litigation

In Tos, et al. v. California High-Speed Rail Authority, et al. (Sacramento County Superior Court, Case No. 34-2016-00204740), plaintiffs seek a declaration that a State law enacted in 2016 is an unconstitutional amendment of the high-speed rail bond act and to prevent the California High-Speed Rail Authority from expending bond proceeds in reliance on the challenged State law. The trial court denied plaintiffs’ requests for a temporary restraining order and a preliminary injunction.

As of October 17, 2018, Plaintiffs filed an amended complaint adding a claim challenging the approval of the Authority’s plans for expenditure of bond proceeds by the Director of the Department of Finance.

In the event a final decision in this matter prevented the use of bond proceeds, it is possible that the federal government may require the State to reimburse federal funds provided for the high-speed rail project if the State failed to provide other matching funds consistent with the federal grant agreement. As of August 2018, the amount of unmatched federal spending on the project was approximately $1.5 billion.

Action Regarding State Mandates

Petitioners in Coast Community College District, et al. v. Commission on State Mandates (Sacramento County Superior Court, Case No. 34-2014-80001842) assert that costs for complying with certain laws and regulations prescribing standards for the formation and basic operation of State community colleges are State-mandated costs that must be reimbursed by the State. The trial court denied the petition. Petitioners appealed. (Court of Appeal, Third Appellate District, Case No. C080349.) The potential amount of reimbursement for such costs could not be determined as of October 17, 2018.

Action Regarding Medi-Cal Reimbursements

In Perea, et al. v. Dooley, et al. (Alameda County Superior Court, Case No. RG-17-867262), plaintiffs filed a petition for writ of mandate and complaint for declaratory and injunctive relief on behalf of several individual Medi-Cal participants, a proposed class of all Medi-Cal participants except for those with dual Medicare coverage, and three organizations. Petitioners contend that access to care under Medi-Cal is inadequate because reimbursement rates to doctors and clinicians under Medi-Cal are insufficient to attract enough providers, and that this has a disparate impact on and constitutes intentional discrimination against Latinos, in violation of California Government Code Section 11135 and the California Constitution. Petitioners seek an injunction or writ of mandate requiring defendants to raise Medi-Cal reimbursement rates and improve monitoring to ensure that

Latino Medi-Cal enrollees receive the same access to medical care as Medicare beneficiaries and individuals covered by employer-sponsored insurance plans. A second case, Deuschel v. California Health and Human Services Agency, et al. (Los Angeles County Superior Court, Case No. BS171070), makes similar claims regarding the effect of Medi-Cal reimbursement rates on seniors and persons with disabilities, and seeks similar relief. As of October 17, 2018, it was unknown what future financial impact this litigation would have on the State’s General Fund.

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ADDITIONAL CONSIDERATIONS

California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

Appendix D

ADDITIONAL INFORMATION CONCERNING

MASSACHUSETTS MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Massachusetts (“Massachusetts,” the “Commonwealth” or the “State”). The sources of payment for Massachusetts municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by Massachusetts and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in its Information Statement dated November 29, 2018 as supplemented on January 4, 2019 (in respect of Tax Revenue Forecasting) (the “Information Statement”), and in the Quarterly State Economic Information report for the fourth quarter of fiscal year 2018 (the “Quarterly Report”). The Fund has not verified the accuracy, completeness or timeliness of the information contained in the Information Statement or the Quarterly Report. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, the Information Statement or the Quarterly Report and are subject to risks and uncertainties that may cause actual results to differ materially.

ECONOMIC INFORMATION

Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last 25 years, significant changes have occurred in the age distribution of the population. Dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in the next 25 years. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher amounts of annual income than the national average. These higher levels of income have been accompanied by a consistently lower poverty rate. State unemployment rates have typically remained below the national average with the exception of a slight increase during the recession of the early 1990s and a seventeen-month stretch between 2006 and 2007. As of November 29, 2018, Massachusetts unemployment had tracked faster than the national average and stood at 3.5 percent, compared to the national rate of 3.8 percent. In 2014, Massachusetts was ranked second in the U.S. according to the American Human Development Index, modeled after the United Nations Human Development Index, which compares health, income and education outcomes.

Personal Income

Real per capita income levels in Massachusetts have varied over time. Between 1992 and 1997, real per capita income levels in the Commonwealth increased faster than the national average. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 3.3 percentage points. From 2001 to 2003, real income declined in Massachusetts while staying roughly flat for the nation. However, real income levels in Massachusetts remained well above the national average. Following a significant decline in 2009, Massachusetts, New England, and the U.S. steadily increased until 2012. Overall, between 2006 and 2012, Massachusetts personal income increased considerably faster than the nation during the recession and its aftermath. In 2013, Massachusetts, New England, and the U.S. all experienced a slight decline in real income. From 2014 to 2016, real per capita income rose in the State, New England, and the nation. As of November 29, 2018, Massachusetts per capita personal income remained higher than the nation. At the state level in 2017, only the District of Columbia and Connecticut had higher levels of per capita personal income.

Massachusetts saw steady growth in average annual pay for most of the past fifteen years, adjusted for inflation. It lost ground in 2009, but resumed growth in 2010, and dropped slightly again in 2016. Payroll data are reported to the Quarterly Census of Employment and Wages (“QCEW”) by all employers covered under the Unemployment Insurance programs, and summary data are released. Average annual pay is computed by dividing the total annual payroll of employees covered by Unemployment Insurance programs by the average monthly number of employees from the data in the QCEW. Since 2005, average annual wages in the State have grown at an annual rate of 0.9 percent, compared to 0.7 percent for the nation. The level of average annual pay in Massachusetts in 2017 was 27 percent higher than the national average: $69,942 compared to $55,375.

Wage and salary disbursements by place of work is a component of personal income and measures monetary disbursements to employees. This includes compensation of corporate officers, commissions, tips, bonuses, and receipts in-kind. Although the data are recorded on a place-of-work basis, they are then adjusted to a place-of-residence basis so that the personal income of the recipients whose place of residence differs from their place of work will be correctly assigned to their state of residence. Between 1998 and 2000, the Massachusetts share of New England and overall U.S. totals increased. In subsequent years, the Massachusetts share of New England and the U.S. decreased slightly until 2006. Since then, Massachusetts’ share of New England has risen steadily while its share of the U.S. has stayed roughly the same. In 2017, the shares were 53.3 and 3.0 percent respectively.

Higher income levels in Massachusetts relative to the rest of the United States are offset to some extent by the higher cost of living in Massachusetts. The latest available data for May 2018 shows that the Consumer Price Index for all Urban Consumers (“CPI-U”) for the Boston area increased at a rate of 3.1 percent over May 2017. The U.S. index increased at a rate of 2.0 percent over the same period. In 2009, the Boston metropolitan area and U.S. experienced their first monthly year-over-year declines in the CPI-U since 1954 and 1955, respectively. The 2017 U.S. CPI-U increased 12.4 percent since 2010 while Boston’s CPI-U increased 12.5 percent during that period. Between 2014 and 2017, Boston’s Consumer Price Index (“CPI”) increased by 4.6 percent while in the United States as a whole, CPI-U increased by 3.5 percent.

Consumer Confidence, Present Situation, and Future Expectations

These three measures offer multiple insights into consumer attitudes. The U.S. measures are compiled from a national monthly survey of 5,000 households and are published by The Conference Board, Inc. (the “Conference Board”). The survey for Massachusetts is conducted in a similar manner and the results are published by MassInsight, based on quarterly polling of 450 adult residents of Massachusetts. The ”Present Situation” index measures consumers’ appraisal of business and employment conditions at the time of the survey. The ”Future Expectations” index focuses on consumers’ expectations for six months hence regarding business and employment conditions, as well as expected family income. The overall ”Consumer Confidence” index is a weighted average of the two sub-indices. Although the U.S. measures are compiled by a different source than the Massachusetts measures, according to the Federal Reserve Bank of Boston, the numbers are generally comparable. A score of 100 is considered neutral.

According to the Conference Board, consumer confidence nationally reached a six-year high of 126.2 in October 2017. The all-time quarterly low reading was 37.4 in January 2009. The Massachusetts index has generally been higher than the U.S. index since sharing lows in January 2009, except for brief periods when they tracked closely together in 2011 and experienced slight dips in July 2013 and 2014 and April 2018.

In the fourth quarter of fiscal year 2018, Consumer Confidence for Massachusetts declined to 121.0, down from 134.0 in the previous quarter. The U.S. had surpassed its pre-recessionary (2007) levels and stood at 125.6 in the fourth quarter of fiscal year 2018.

Poverty

Since 2005, the Massachusetts poverty rate, which was 10.4 percent in 2016, has been three to four percentage points lower than the national average, which was 14.0 percent in 2016. Massachusetts ranked 44th out of the 50 states and the District of Columbia in 2016, for percent of persons whose ratio of income to the poverty level was below 100 percent in the past 12 months. Poverty status is not determined for all people. Institutionalized people, people in military quarters, people in college dormitories, and unrelated individuals under 15 years old are excluded.

Transfer Payments

Transfer payment income is payment to individuals from all levels of government and from businesses for which no current services are performed, including payments to nonprofit institutions serving individuals. These payments accounted for 14.9 percent of total personal income in Massachusetts in 2016, increasing from 14.8 percent in 2015. Total transfer payments to individuals in Massachusetts from governments and businesses totaled $66.78 billion for 2016, adjusted for inflation. 51.6 percent of government transfer payments to individuals were medical payments, up from over 50.9 percent in 2015.

Health Insurance Coverage

Massachusetts leads the nation in the percent of individuals with health insurance coverage. Massachusetts passed legislation in 2006 mandating universal coverage in the Commonwealth. In 2016, 97.5 percent of the civilian non-institutionalized population was covered in the State by either private or public insurance, compared with 91.4 percent nationwide. Massachusetts also leads the other New England states in coverage, with Vermont as the next closest at 96.3 percent. All of the New England states have higher rates of coverage than the nation. These data do not indicate the comprehensiveness of coverage, however.

Employment

Employment by Industry. Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several North American Industry Classification System (“NAICS”) service sectors, Education and Health Services, Professional and Business Services, and Leisure and Hospitality have grown to take the place of manufacturing in driving the Massachusetts economy and now account for almost half of total payroll employment, while Financial Activities, Government, Information, and Trade, Transportation & Utilities have remained relatively level or declined in share.

After significant declines in 2009, total non-agricultural employment in Massachusetts eventually increased 0.4 percent and continued to grow steadily, with nonfarm employment increasing 1.3 percent in 2017. With an annual average just under 3.6 million nonfarm employees, 2017 had the highest numbers to date.

After years of moderate but steady declines or near-zero growth in the late nineties and early 2000s, manufacturing employment in the State experienced steep annual declines in 2002 (10.3 percent) and 2003 (7.0 percent) before returning to more moderate declines in 2004 (3.5 percent). After a steep drop of 9.6 percent in 2009, the decline returned to a less dramatic 2.4 percent in 2010. May 2018 saw manufacturing employment decrease by 0.5 percent since May of 2017. The 2017 manufacturing employment total was slightly lower than 2016 (244.2 thousand compared to 245.5).

Unemployment Insurance Trust Fund. The unemployment insurance system is a federal-state cooperative program established by the Social Security Act and the Federal Unemployment Tax Act to provide for the payment of benefits to eligible individuals when they become unemployed through no fault of their own. Benefits are paid from the Commonwealth’s Unemployment Insurance Trust Fund, financed through employer contributions. The assets and liabilities of the Commonwealth Unemployment Insurance Trust Fund are not assets and liabilities of the Commonwealth.

As of February 28, 2018, the preliminary Massachusetts Unemployment Trust Fund had a balance of $791 million. This balance is the sum of the private contributory account balance of $681 million and the government contributory account balance of $110 million. This compares to the February 28, 2017 balance of $779 billion with a private contributory portion of $666 million. The March 2018 Unemployment Insurance Trust Fund report indicated that the private contributory account balance was estimated to be $1.161 billion by the end of 2022 according to the Moody’s-based outlook.

Unemployment. The unemployment rate in Massachusetts was consistently below or equal to the national average from mid-1995 through September 2005, with similar patterns of gradual improvement after the mid-2003 peak. The Massachusetts rate was greater than or equal to the U.S. rate for 19 months between January 2006 and June 2007, but has not exceeded the U.S. rate since then. The Massachusetts rate peaked at 9.6 percent in January 2010, the same month that the U.S. rate peaked at 10.6 percent. From July 2007 onward, the State rate remained equal to or below the comparable (not seasonally adjusted) U.S. unemployment rate.

Since reaching 6.7 percent in January 2014, the Massachusetts unemployment rate has gradually declined in May 2018 to 3.3 percent, below the national rate of 3.6 percent.

Economic Base and Performance

The Massachusetts economy remains diversified among several industrial and non-industrial sectors. The four largest sectors of the economy, real estate, rental and leasing; professional and technical services; government; and manufacturing, contributed 46.2 percent of the GDP in 2016. The real estate, rental and leasing sector remained the largest contributor in 2017. When measured in inflation-adjusted dollars, the change in Massachusetts total GDP grew 20.2 percent between 2007 and 2017. Between 2007 and 2016 (the latest data available for subsector data), several industries grew much faster than the State average.

Institute for Supply Management Purchasing Manager Indexes (“PMI”). The June 2016 national index indicated that the manufacturing sector has been expanding since December 2015, with the exception of a small dip in April 2016. The Boston region’s June 2015 (the last date for which data were available) index of 32.3 indicated that overall business conditions were contracting after hitting a four-year high of 58.5 in November 2014.

Total Trade Volume. Total trade volume, exports and imports, increased 1.8 percent from 2016 to $62.1 billion in 2017. Canada’s trade volume was $99 billion and, at 15.9 percent of the total state trade, it was by far the State’s most valuable trading partner. Massachusetts trade deficit, $6.9 billion, decreased 14.0 percent in 2017.

Exports. Massachusetts ranked 19th in the United States in 2017 and first in New England with $27.6 billion in exports. This was a 4.2 percent increase from the previous year’s export value, while national exports increased by 4.3 percent. Total exports from New England decreased by 3.2 percent. Canada was again the State’s top export destination in 2017 with $3.0 billion.

Imports. Imports decreased 0.03 percent to $34.5 billion in 2017. Canada was also the largest source for Massachusetts imports in 2017, from which Massachusetts imported $6.9 billion or 19.9 percent of the State’s total.

Federal Spending in Massachusetts. Massachusetts received approximately $53.6 billion in contracts, grants, direct payments, insurance, loans and guarantees, and other spending from the federal government in federal fiscal year 2017. Massachusetts received 2.0 percent of all federal spending in federal fiscal year 2017 versus 2.0 percent in federal fiscal year 2016. Federal dollars to Massachusetts have dropped since federal fiscal year 2012. Massachusetts federal contracts declined from federal fiscal year 2012 to federal fiscal year 2014, increased 5.2 percent in federal fiscal year 2015, and declined 3.9 percent in federal fiscal year 2016. The proportion of all Massachusetts federal contracts has averaged 2.9 percent over the last ten years.

In federal fiscal year 2017, the largest portion of federal spending in Massachusetts, 41.0 percent, was for Other Financial Assistance which includes direct payments to individuals (such as Medicare and food stamps), insurance payments (such as unemployment benefits, flood insurance), and other types of assistance payments (such as reimbursements for prescriptions for veterans). Other Financial Assistance decreased 27.5 percent, Contracts decreased 1.2 percent, and Grants increased 628.3 percent from federal fiscal year 2016.

Federal Contracts. In federal fiscal year 2017, the latest full year available, 2.6 percent of all federal contract work was performed in Massachusetts. This is slightly less than the 2.9 percent average it has been receiving over the last ten years. The work was primarily performed in Massachusetts and the vendors who were awarded the contracts may or may not have been located in Massachusetts.

State Revenues. Taxes collected by all states in fiscal year 2017 totaled $950.5 billion, 0.05 percent more than fiscal year 2016. Massachusetts collected $27.5 billion in fiscal year 2017, 1.2 percent more than in fiscal year 2016. Massachusetts ranked tenth in the nation in total taxes collected in 2017.

In fiscal year 2017, the national average of tax collection from individual income tax and sales and gross receipts tax was 84.8 percent of total revenue. Massachusetts collected most of its revenue, 53.5 percent, from individual income taxes while overall states collected 37.1 percent of their revenue from individual income tax. Seven states do not have an individual income tax.

State Lottery Proceeds. Massachusetts ranked fourth in revenue, $5.35 billion, and fourth in prize money awarded, $278.7 million, among the 43 states with lotteries in fiscal year 2016. Massachusetts lottery revenue held flat compared to the previous year.

State Expenditures. Massachusetts ranked eighth in the nation in per capita expenditures, $9,463 in 2016, while it ranked sixth and spent $9,075 in 2012. This represents a 5.4 percent increase in per capita expenditures from 2012 levels, with the largest per capita dollar increase in the Health and Hospitals function.

Electricity Prices, Supply and Capacity by Source. Massachusetts had the fifth highest electric rate in the country in 2016, 16.83 cents per kilowatt hour in 2017 dollars, while the U.S. average was 10.49. Adjusted for inflation, this was a decrease of 3.7 percent for Massachusetts and a decrease of 2.6 percent for the U.S. from the previous year. Massachusetts electric utilities generated $9.0 billion in revenue in 2016. This was 5.7 percent less than in 2015, while they sold 2.1 percent less electricity. The Massachusetts Net Electricity Trade Index, which represents the State’s electricity self-sufficiency, was 0.57 in 2016, the latest data available. In 2016, 66.2 percent of Massachusetts electricity was generated by burning natural gas, the State’s top fuel source for power generation.

Travel and Tourism. The Massachusetts Office of Travel and Tourism (“MOTT”) reported a 5.7 percent increase in 2016 museum and attraction attendance compared to 2015, with 12.2 million visitors. Museum attendance was up 6.0 percent in November 2017 for the calendar year compared to November 2016. For November fiscal year 2018 year-to-date, net room occupancy tax collections totaled $142.3 million, a 3.0 percent increase from the same period in fiscal year 2017.

Transportation and Warehousing. Massachusetts’s major air and seaports are managed by the Massachusetts Port Authority (“Massport”), an independent public authority. Based on total passenger volume data for calendar year 2016, Logan Airport was the most active airport in New England and the 17th most active in the U.S. according to the Federal Aviation Authority (“FAA”). Massport reported that as of May 2018 year-to-date, total airport flight operations were up 5.2 percent and total airport passengers were up 5.4 percent from the same period in 2017. According to the FAA, in calendar year 2016, Logan Airport ranked 27th in the nation in total air cargo volume. As of May 2018 year-to-date, Massport reported the airport handled 279.0 million pounds of cargo; a 5.1 percent increase from the same period in 2017. Massport reported that total express mail was up 6.8 percent from the same period in 2017.

Massport’s Port of Boston properties processed 270,881 full TEUs (twenty-foot equivalent units) of containerized cargo in 2017, an increase of 9.1 percent from calendar year 2016. It also processed 49,554 automobiles, a decrease of 8.0 percent, and 388,222 cruise passengers, a 25.6 percent decrease, compared to 2016.

The Army Corps of Engineers reported Massachusetts total waterborne cargo shipped or received in 2016 decreased by 1.2 percent to 18.2 million short tons from 2015. Waterborne cargo in New England decreased 8.5 percent while the U.S. increased 0.6 percent.

COMMONWEALTH BUDGET AND FINANCIAL MANAGEMENT CONTROLS

Operating Fund Structure

The Commonwealth’s operating fund structure satisfies the requirements of State finance law and is in accordance with Generally Accepted Accounting Principles (“GAAP”), as defined by the Governmental Accounting Standards Board (“GASB”). The General Fund and other funds that are appropriated in the annual State budget receive most of the non-bond and non-federal grant revenues of the Commonwealth. These funds are referred to as the “budgeted operating funds” of the Commonwealth. Budgeted operating funds are created and repealed from time to time through the enactment of legislation, and existing funds may become inactive when no appropriations are made from them. Budgeted operating funds do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited.

Two of the budgeted operating funds account for most of the Commonwealth’s appropriated spending: the General Fund and the Commonwealth Transportation Fund (formerly the Highway Fund), from which approximately 98.6% of the statutory basis budgeted operating fund outflows in fiscal year 2018 were made. The remaining approximately 1.4% of budgeted operating fund outflows occurred in other operating funds: the Commonwealth Stabilization Fund, the Intragovernmental Service Fund, the Inland Fisheries and Game Fund, the Marine Recreational Fisheries Development Fund, the Public Safety Training Fund, the Community First Trust Fund, the Gaming Local Aid Fund, the Local Aid Stabilization Fund, and the Marijuana Regulation Fund. A number of budgeted funds were authorized by law but had no activity in fiscal year 2018

At the end of a fiscal year, undesignated balances in the budgeted operating funds, unless excluded by law, are used to calculate the consolidated net surplus. Under State finance law, balances in the Stabilization Fund, the Tax Reduction Fund, the Inland Fisheries and Game Fund, the Marine Recreational Fisheries Fund, the Public Safety Training Fund, the Community First Trust Fund, and the Local Aid Stabilization Fund are excluded from the consolidated net surplus calculation. According to state finance law, deficits in any funds included in the consolidated net surplus calculation are eliminated by transfers from other consolidated net surplus funds that have surplus balances, and any undesignated or unreserved balances remaining in the consolidated net surplus funds are transferred to the Commonwealth Stabilization Fund.

Overview of Operating Budget Process

Generally, funds for the Commonwealth’s programs and services must be appropriated by the Legislature. The process of preparing a budget begins with the executive branch early in the fiscal year preceding the fiscal year for which the budget will take effect. The legislative budgetary process begins in late January (or, in the case of a newly elected Governor, not later than early March) with the Governor’s budget submission to the Legislature for the fiscal year commencing in the ensuing July. The Massachusetts constitution requires that the Governor recommend to the Legislature a budget which contains a statement of all proposed expenditures of the Commonwealth for the upcoming fiscal year, including those already authorized by law, and of all taxes, revenues, loans and other means by which such expenditures are to be defrayed. State finance law requires the Legislature and the Governor to approve a balanced budget for each fiscal year, and the Governor may approve no supplemental appropriation bills that would result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

The House Committee on Ways and Means considers the Governor’s budget recommendations and, with revisions, proposes a budget to the full House of Representatives. Once approved by the House, the budget is considered by the Senate Committee on Ways and Means, which in turn proposes a budget, with revisions, to be considered by the full Senate. In recent years, the legislative budget review process has included joint hearings by the Ways and Means Committees of the Senate and the House. After Senate action, a legislative conference committee develops a joint budget recommendation for consideration by both houses of the Legislature, which upon adoption is sent to the Governor. Under the Massachusetts constitution, the Governor may veto the budget in whole or disapprove or reduce specific line items (line item veto). The Legislature may override the Governor’s veto or specific line-item vetoes by a two-thirds roll-call vote of both the House and Senate. The annual budget legislation, as finally enacted, is known as the general appropriations act.

In years in which the general appropriations act is not approved by the Legislature and the Governor before the beginning of the applicable fiscal year, the Legislature and the Governor generally approve a temporary budget under which funds for the Commonwealth’s programs and services are appropriated based upon the level of appropriations from the prior fiscal year budget, adjusted for any known changes in the level of spending during the first month or months of the current fiscal year.

State finance law requires the Commonwealth to monitor revenues and expenditures during a fiscal year. For example, the Comptroller publishes a quarterly report of planned and actual revenues. Department heads are required to notify the Secretary of Administration and Finance and the House and Senate Committees on Ways and Means of any anticipated decrease in estimated revenues for their departments from the federal government or other sources or if it appears that any appropriation will be insufficient to meet all expenditures required in the fiscal year by any law, rule, regulation or order not subject to administrative control. The Secretary of Administration and Finance must notify the Governor and the House and Senate Committees on Ways and Means whenever the Secretary determines that revenues will be insufficient to meet authorized expenditures. The Secretary of Administration and Finance is then required to compute projected deficiencies and, under Section 9C of Chapter 29 of the General Laws, the Governor is required to reduce allotments, to the extent lawfully permitted to do so, or submit proposals to the Legislature to raise additional revenues or to make appropriations from the Stabilization Fund to cover such deficiencies. The Supreme Judicial Court has ruled that, under current law, the Governor’s authority to reduce allotments of appropriated funds extends only to appropriations of funds to State agencies under the Governor’s control.

Cash and Budgetary Controls

The Commonwealth has in place controls designed to ensure that (i) sufficient cash is available to meet the Commonwealth’s obligations, (ii) State expenditures are consistent with periodic allotments of annual appropriations, and (iii) moneys are expended consistently with statutory and public purposes. Two independently elected Executive Branch officials, the State Treasurer and the State Auditor, conduct the cash management and audit functions, respectively. Regarding periodic allotments, at the beginning of each fiscal year the Executive Office for Administration and Finance schedules the rate at which agencies will have access to funds included in their appropriation through a published periodic allotment calendar. Under State finance law, monthly appropriation allotments are ordinarily one-twelfth of the annual amount, but the Executive Office for Administration and Finance may provide for greater or lesser monthly allotments in appropriate cases. This calendar is reviewed regularly, and depending on the fiscal climate, the Executive Office for Administration and Finance may choose to adjust the allotment schedule in order to tighten spending controls. In some cases agencies may request an ad hoc allotment in order to gain access to funds faster than the existing periodic allotment schedule would allow (e.g., exceptional cases where unique payment concerns must be considered); such requests are carefully reviewed by the Executive Office for Administration and Finance before they are approved. The Comptroller conducts the expenditure control function.

Capital Investment Process and Controls

Capital expenditures are primarily financed with debt proceeds and federal reimbursements. Authorization for capital spending requires approval by the Legislature, and the issuance of debt must be approved by a two-thirds roll-call vote of each house of the Legislature. The State constitution requires the Governor to recommend the terms of the authorized debt. The State Treasurer issues authorized debt at the request of the Governor, and the Governor, through the Secretary of Administration and Finance, controls the amount of capital expenditures through the allotment of funds pursuant to such authorizations. The Executive Office for Administration and Finance establishes a capital investment plan on or before July 1 each year pursuant to State law. The capital investment plan is an administrative guideline and is subject to amendment from time to time.

The Comptroller has established various funds to account for financial activity related to the acquisition or construction of capital assets. In addition, accounting procedures and financial controls have been instituted to limit agency capital spending to the levels approved by the Governor. Capital spending is tracked against the capital investment plan on both a cash and encumbrance accounting basis on the State’s accounting system, and federal reimbursements are budgeted and monitored against anticipated receipts.

Cash Management Practices of State Treasurer

The State Treasurer is responsible for ensuring that all Commonwealth financial obligations are met on a timely basis. The Massachusetts constitution requires that all payments by the Commonwealth (other than debt service) be made pursuant to a warrant approved by the Governor’s Council. The Comptroller prepares certificates which, with the advice and consent of the Governor’s Council and approval of the Governor, become the warrant to the State Treasurer. Once the warrant is approved, the State Treasurer’s office disburses the money. Debt service is specifically exempted by the State constitution from the warrant requirement, but requires an appropriation to be paid.

The Cash Management Division of the State Treasurer’s office utilizes approximately 900 operating accounts to track cash collections and disbursements for the Commonwealth. The Division relies primarily upon electronic receipt and disbursement systems.

The State Treasurer, in conjunction with the Executive Office for Administration and Finance, is required to submit quarterly cash flow projections for the then current fiscal year to the House and Senate Committees on Ways and Means on or before the last day of August, November, February and May. The projections must include estimated sources and uses of cash, together with the assumptions from which such estimates were derived and identification of any cash flow gaps. The State Treasurer’s office, in conjunction with the Executive Office for Administration and Finance, is also required to develop quarterly and annual cash management plans to address any gap identified by the cash flow projections and variance reports. The State Treasurer’s office oversees the issuance of short-term debt to meet cash flow needs, including the issuance of commercial paper and revenue anticipation notes.

Cash that is not needed for immediate funding needs is invested in the Massachusetts Municipal Depository Trust. The State Treasurer serves as trustee of the Trust and has sole authority pertaining to rules, regulations and operations of the Trust. The Trust has two investment options: a short-term liquidity vehicle or “cash portfolio” structured similarly to a money market fund and a short-term bond fund.

Audit Practices of State Auditor

The State Auditor is mandated under State law to conduct an audit at least once every three years of the accounts of all departments, offices, commissions, institutions and activities of the Commonwealth. This audit encompasses hundreds of State entities, including the court system and independent authorities. The State Auditor also has the authority to audit federally aided programs and vendors and their subcontractors under contract with the Commonwealth as well as to conduct special audit projects. Further, the State Auditor upon a ratified majority vote by the board of selectmen or school committee, may, in the Auditor’s discretion, audit the accounts, programs, activities and other public functions of a town, district, regional school district, city or county. The State Auditor conducts both compliance and performance audits in accordance with generally accepted government auditing standards issued by the Comptroller General of the United States.

Within the State Auditor’s office is the Division of Local Mandates, which evaluates proposed and actual legislation to determine the financial impact on the Commonwealth’s cities and towns. In accordance with State law, the Commonwealth is required to reimburse cities and towns for any costs incurred through mandated programs established after the passage of Proposition 21/2, the statewide tax limitation enacted by the voters in 1980, unless expressly exempted from those provisions, and the State Auditor’s financial analysis is used to establish the amount of reimbursement due to the Commonwealth’s cities and towns.

Also within the State Auditor’s office is the Bureau of Special Investigations, which is charged with the responsibility of investigating fraud within public assistance programs.

Stabilization Fund

The Stabilization Fund is established by State finance law as a reserve of surplus revenues to be used for the purposes of covering revenue shortfalls, covering State or local losses of federal funds or for any event which threatens the health, safety or welfare of the people or the fiscal year stability of the Commonwealth or any of its political subdivisions. The fund is sometimes referred to as the State’s “rainy day fund,” serving as a source of financial support for the State budget in times of slow or declining revenue growth and as the primary source of protection against having to make drastic cuts in State services in periods of economic downturns.

Required Deposits and Allowable Stabilization Fund Balance. From fiscal year 2005 through fiscal year 2013, State finance law provided that (i) 0.5% of current year net tax revenues from each fiscal year be deposited into the Stabilization Fund at fiscal year-end, (ii) 0.5% of current-year net tax revenues be made available for the next fiscal year and (iii) any remaining amount of the year-end surplus be transferred to the Stabilization Fund. Since fiscal year 2014, State finance law has required that the entire year-end statutorily defined surplus be transferred to the Stabilization Fund. Since fiscal year 2011, State finance law has required that tax revenue from capital gains exceeding $1 billion in a fiscal year (adjusted annually, beginning in fiscal year 2014, for U.S. gross domestic product growth) be deposited into the Stabilization Fund, with 5% of such amount to be transferred to the State Retiree Benefits Trust Fund (the “SRBT Fund”) and, beginning in fiscal year 2013, with an additional 5% of such amount to be transferred to the Commonwealth’s Pension Liability Fund. However, all of these requirements may be modified or superseded by individual appropriation acts. Legislative enactments in 2015 retained all fiscal year 2015 and fiscal year 2016 capital gains tax revenues in the General Fund. The fiscal year 2017 budget required the Comptroller to transfer all capital gains tax collections that are above $1.278 billion to the Stabilization Fund in fiscal year 2017; however, capital gains tax collections for fiscal year 2017 did not exceed this amount. The fiscal year 2018 budget required the Comptroller to transfer all capital gains tax collections that were above $1.169 billion to the Stabilization Fund in fiscal year 2018. On June 29, 2018, the Comptroller transferred approximately $322 million to the Stabilization Fund, representing excess capital gains tax revenue through May 2018, with equal $16 million transfers from the Stabilization Fund to the SRBT Fund and the Pension Liability Fund. On July 24, 2018, the Comptroller transferred approximately $192 million to the Stabilization Fund, representing excess capital gains tax revenue for the month of June 2018, with equal transfers of approximately $10 million from the Stabilization Fund to the State Retiree Benefits Trust Fund and the Pension Liability Fund, bringing the total fiscal year 2018 transfers to the Stabilization Fund to approximately $514 million and approximately $26 million to each of the SRBT Fund and the Pension Liability Fund.

State finance law requires the Comptroller to transfer 75% of the growth in unclaimed property net revenue relative to the prior year to the Stabilization Fund. During fiscal year 2018, this resulted in a transfer of approximately $13 million to the Stabilization Fund.

The allowable Stabilization Fund balance at fiscal year-end is 15% of total revenues for that year. If the Stabilization Fund balance exceeds the allowable limit, the excess amounts are to be transferred to the Tax Reduction Fund.

LONG-TERM LIABILITIES

General Authority to Borrow

Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which includes bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.

Commonwealth Debt. The State Treasurer is statutorily responsible for the borrowing needs of the Commonwealth, including short-term cash flow needs and long-term borrowing needs for the capital budget. Borrowing is accomplished through the sale of short-term notes and long-term bonds. The Commonwealth is authorized to issue three types of direct debt – general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Commonwealth Transportation Fund (formerly the Highway Fund) or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements.

Other Long-Term Liabilities. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as general obligation contract assistance liabilities or contingent liabilities. In addition, the Commonwealth is authorized to pledge its credit in support of scheduled, periodic payments to be made by the Commonwealth under interest rate swaps and other hedging agreements related to bonds or notes of the Commonwealth.

General obligation contract assistance liabilities arise from statutory requirements for (i) payments by the Commonwealth to the Massachusetts Clean Water Trust, the Massachusetts Department of Transportation (“MassDOT”) and the Massachusetts Development Finance Agency that are used by such entities to pay a portion of the debt service on certain of their outstanding bonds and (ii) payments from the Social Innovation Financing Trust Fund on “pay for success” contracts. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.

Contingent liabilities relate to debt obligations of certain independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been or may be pledged, as in the case of certain debt obligations of the Massachusetts Bay Transportation Authority (“MBTA”) (pre-2000), the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority (the “Steamship Authority”), and the higher education building authorities. The Commonwealth has certain statutorily contemplated payment obligations with respect to which the Commonwealth’s credit has not been pledged, as in the case of the Commonwealth’s obligation to fund debt service, solely from moneys otherwise appropriated for the affected institution, owed by certain community colleges and State universities on bonds issued by the former Massachusetts Health and Educational Facilities Authority (now the Massachusetts Development Finance Agency) and the Massachusetts State College Building Authority.

Statutory Limit on Direct Debt. Since December 1989, State finance law has included a limit on the amount of outstanding “direct” bonds of the Commonwealth. For fiscal year 2012, the debt limit was $18.944 billion under the statute in place during fiscal year 2012. In August 2012, State finance law was amended, effective January 1, 2013, to specify that the debt limit be calculated for fiscal years starting in fiscal year 2013 using a fiscal year 2012 base value of $17,070,000,000 and increasing the limit for each subsequent fiscal year to 105% of the previous fiscal year’s limit. Based on this calculation, the statutory limit on “direct” bonds during fiscal year 2019 is $24,019,204,215. Prior to June 10, 2013, this limit was calculated using a statutory definition that differed from GAAP in that the principal amount of outstanding bonds included the amount of any premium and was measured net of any discount, costs of issuance and other financing costs (“net proceeds”). On June 10, 2013, State finance law was amended, effective January 1, 2013, to change the statutory definition of outstanding debt from net proceeds to principal outstanding, a change that brings the outstanding debt definition in conformance with GAAP.

The debt limit law provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding “direct” bonds upon the issuance of the refunding bonds. Pursuant to special legislation enacted over the years, certain outstanding Commonwealth debt obligations are not counted in computing the amount of bonds subject to the limit, including Commonwealth refunding/restructuring bonds issued in September and October 1991, federal grant anticipation notes, bonds issued to pay operating notes issued by the MBTA or to reimburse the Commonwealth for advances to the MBTA, bonds payable from the Central Artery and Statewide Road and Bridge Infrastructure Fund, bonds issued to finance the Massachusetts School Building Authority and bonds issued to finance the Commonwealth’s Accelerated Bridge Program. On August 10, 2016, the Governor approved legislation that exempts from the statutory debt limit bonds that are issued to finance the Commonwealth’s rail enhancement program.

General Obligation Debt

As of October 31, 2018, the Commonwealth had approximately $23.3 billion in general obligation bonds outstanding, of which $20.3 billion, or approximately 87% was fixed rate debt and $3.0 billion, or 13%, was variable rate debt. The Commonwealth’s outstanding general obligation variable rate debt consists of several variable rate structures. These structures include floating rate notes in various interest rate modes, direct purchase agreements in various interest rate modes, multi-modal bonds currently in the Term Mode, and variable rate demand bonds. Variable rate demand bonds, which account for $539.2 million of outstanding general obligation debt as of October 31, 2018, are supported by liquidity facilities that require the bonds to be tendered by a specified date if the facility is not replaced or the bonds are not otherwise refinanced. For the purpose of reporting general obligation debt outstanding and variable rate debt outstanding, future compounded interest on the Commonwealth’s variable rate College Opportunity Bonds is included as debt outstanding. Additionally, any outstanding commercial paper, bond anticipation notes, or revenue anticipation notes are not reported in general obligation debt outstanding calculations.

Of all Commonwealth variable rate debt outstanding, the interest rates on $1.5 billion, or approximately 7% of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate swap agreements. These agreements are used as hedges to mitigate the risk associated with variable rate bonds.

Under State finance law, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date constitute general obligations of the Commonwealth to which its full faith and credit are pledged. The remaining variable rate debt of $1.4 billion or approximately 6% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a periodic basis.

The Commonwealth has announced its intention to implement a multi-year asset/liability management strategy. The intent of the asset/liability strategy is to better balance the Commonwealth’s interest rate exposure between its cash assets and debt liabilities by increasing the portion of its outstanding debt issued as unhedged, floating rate bonds. The Commonwealth intends to achieve this balance over a number of years, in part by issuing additional variable rate debt.

As of November 30, 2017, the Commonwealth had outstanding approximately $150.9 million ($80.0 million principal and including a discount equal to $70.9 million) of variable rate “U. Plan” bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority (“MEFA”), which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%. This debt is held directly by MEFA and has no secondary market.

The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Fixed-rate revenue anticipation notes (“RANs”) are issued by the State Treasurer annually in anticipation of revenue receipts for the same fiscal year. Revenue anticipation notes must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the State Treasurer in anticipation of the issuance of bonds, including, in some circumstances special obligation bonds. As of October 31, 2018, there were $1.5 billion of RANs outstanding in three series with maturities ranging from April 25, 2019 through June 20, 2019. In addition, as of October 31, 2018 the Commonwealth had liquidity support for a $400 million commercial paper program which is available for cash flow purposes. As of October 31, 2018, there was no commercial paper outstanding.

Special Obligation Debt

Commonwealth Transportation Fund. Section 2O of Chapter 29 of the General Laws, as amended, authorizes the Commonwealth to issue special obligation bonds secured by all or a portion of revenues accounted to the Commonwealth Transportation Fund (formerly the Highway Fund). Revenues which are accounted to the Commonwealth Transportation Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax and registry of motor vehicles fees. In addition, a portion of the Commonwealth’s receipts from the sales tax is dedicated to the Commonwealth Transportation Fund, as is the underground storage tank petroleum cleanup fee to the extent it exceeds $30 million, and state finance law currently provides for a series of substantial transfers from the General Fund to the Commonwealth Transportation Fund though fiscal year 2020; and as of November 29, 2018, none of the sales tax receipts or General Fund transfers has been pledged to secure Commonwealth special obligation bonds.

Between 1992 and 2005, the Commonwealth issued special obligation bonds secured by a lien on a specified portion of the motor fuels excise tax. As of October 31, 2018, the Commonwealth had outstanding approximately $105.2 million of such special obligation bonds secured by a pledge of 6.86¢ of the 24¢ motor fuels excise tax. In December 2010, the trust agreement securing such bonds was closed to further issuance of additional debt, with the exception of refunding bonds.

The Commonwealth is also authorized to issue approximately $1.876 billion of special obligation bonds secured by a pledge of all or a portion of revenues accounted to the Commonwealth Transportation Fund (“CTF Bonds”) to fund a portion of the Commonwealth’s accelerated structurally-deficient bridge program (“Accelerated Bridge Program” or “ABP”). Additionally, in April 2014, the Commonwealth was authorized to issue up to $6.7 billion in general obligation debt, special obligation debt, or a combination of both, for the purpose of funding capital expenditures of MassDOT, for the benefit of the MBTA and for other rail improvement projects (“Rail Enhancement Program” or “REP”). As of November 30, 2017, the Commonwealth had outstanding approximately $2.6 billion of CTF Bonds, which are secured by a pledge of registry fees and a specified portion of the motor fuels excise tax, $1.7 billion of which have been issued in support of the ABP and $944.5 million of which have been issued in support of the REP.

Convention Center Fund. Chapter 152 of the Acts of 1997, as amended, authorized $694.4 million of special obligation bonds to be issued for the purposes of building a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million), and the Worcester convention center ($19 million). The bonds are payable from moneys credited to the Convention Center Fund created by such legislation, which include certain hotel tax receipts from hotels in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston and sales tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield. The legislation requires a capital reserve fund to be maintained at a level equal to maximum annual debt service and provides that if the fund falls below its required balance, the 2.75% convention center financing fee in Boston is to be increased (though the overall hotel tax in Boston, including the fee, cannot exceed 14%). In June 2004, the Commonwealth issued $686.7 million of special obligation bonds secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities, and in June 2005, the Commonwealth issued $527.6 million of special obligation refunding bonds, which advance refunded, in part, the 2004 issue. Of the 2004 and 2005 special obligation bonds secured solely by the pledge of receipts of tax revenues in the Convention Center Fund, approximately $552.1 million remained outstanding as of October 31, 2018.

On July 29, 2014, the Governor approved legislation authorizing the Commonwealth to issue an additional $1.1 billion in special obligation bonds to finance an expansion of the convention center in Boston, to finance costs of issuance and fund a debt service reserve fund. Such bonds would be secured by and payable from the Convention Center Fund, with the State Treasurer and Secretary of Administration and Finance having the authority to pledge additional state hotel/motel room occupancy excises to the new bonds. As of November 29, 2018, the expansion project was on hold.

Federal Grant Anticipation Notes

The Commonwealth is also authorized to issue $1.1 billion of grant anticipation notes (“GANs”) secured by future federal funds to fund a portion of the ABP. Such notes are secured by a back-up pledge of net amounts in the Commonwealth Transportation Fund after application of such amounts in accordance with the trust agreement securing the CTF Bonds and previously issued bonds secured by motor fuels excise taxes. The Commonwealth expects to pay interest on the notes supporting the ABP from State appropriations. As of October 30, 2017, $748.4 million of GANs was outstanding.

Build America Bonds

The Commonwealth has issued bonds in the form of Build America Bonds (“BABs”) and as Recovery Zone Economic Development Bonds (“RZEDBs”). BABs and RZEDBs were authorized under the federal American Recovery and Reinvestment Act of 2009 (ARRA). Pursuant to ARRA, the Commonwealth is entitled to receive cash subsidy payments from the federal government equal to 35% of the debt service payable on the BABs and 45% of the debt service payable on the RZEDBs, provided, in both cases, that the Commonwealth makes certain required filings in accordance with applicable federal rules. Such interest subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. In federal fiscal year 2016, such payments were subject to a sequestration reduction of 6.8%, with the Bipartisan Budget Act of 2015, approved by the President on November 2, 2015, extending the sequestration provisions through federal fiscal year 2025. For federal fiscal years 2017 and 2018, such payments were subject to a 6.9% and 6.6%, respectively reduction, and for federal fiscal year 2019, it is anticipated to be 6.2%. Such interest subsidy payments could become subject to a much larger sequestration reduction, and potentially be eliminated altogether, under the Statutory Pay-As-You-Go (PAYGO) Act of 2010 (the “PAYGO Act”), which is designed to limit federal deficit spending. Since the enactment of the PAYGO Act, the U.S. Congress has consistently acted to prevent its implementation, but there can be no assurance that it will continue to do so.

Beginning in fiscal year 2012, federal interest subsidy payments received by the Commonwealth are required to be deposited in a Build America Bonds Subsidy Trust Fund and used, without further legislative appropriation, to pay debt service on the related BABs and RZEDBs. The Commonwealth is obligated to make payments of principal and interest on the BABs and RZEDBs whether or not it receives interest subsidy payments. As of October 31, 2018, $2.1 billion of the Commonwealth’s outstanding general obligation debt was comprised of BABs, $419.8 million of the outstanding CTF bonds were comprised of BABs, $156.4 million of the outstanding CTF bonds were comprised of RZEDBs and $65.1 million of the outstanding grant anticipation notes were comprised of BABs.

Interest Rate Swaps

The Commonwealth has entered into interest rate swap agreements for the sole purpose of hedging changes in the interest rates on a portion of its outstanding variable rate bonds, predicated on the assumption that the interest on such bonds, combined with the cost of the associated interest rate swaps, would produce lower aggregate interest costs than fixed-rate bonds. As of November 30, 2017, approximately $1.6 billion of the Commonwealth’s outstanding variable-rate debt was synthetically fixed via floating-to-fixed interest rate swap hedge agreements. Included in this figure is $54.0 million in synthetically fixed debt associated with special obligation issues.

Under the terms of these floating-to-fixed rate hedge agreements, the counterparties to the swaps are obligated to pay the Commonwealth an amount equal or approximately equal to the variable-rate payment on the related bonds or a payment based on a market index, and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. The floating rate received by the Commonwealth from swap counterparties is used to offset the variable rate paid to bondholders. Only the net difference in interest payments is actually exchanged with the counterparty. The net payments made or received on these agreements are reported as part of interest expense in the Commonwealth’s basic financial statements. In all cases, the Commonwealth remains responsible for making interest payments to the variable-rate bondholders.

The intended effect of these agreements is essentially to fix the Commonwealth’s interest rate obligations with respect to its variable-rate bonds in order to hedge or mitigate the Commonwealth’s exposure to changes in interest rates on these bonds. For example, during a period when interest rates rise, the Commonwealth would receive higher payments from swap counterparties that would be used to offset higher payments to bondholders of the outstanding variable rate bonds. During a period when interest rates decline, the reduction in interest payments to bondholders would offset the higher payments made to swap counterparties. In both scenarios, the net obligation of the Commonwealth is essentially fixed through the life of the swap and bonds. This allows the Commonwealth to finance its capital budget using floating rate bonds, which, combined with interest rate swaps, are assumed to be less costly than fixed-rate bonds, while hedging the risk of rising interest rates on those bonds to provide long-term budget certainty. As of June 30, 2017, all of the Commonwealth’s interest rate swaps were floating-to-fixed rate agreements and were deemed effective hedges, as provided for in GASB Statement No. 53.

As of October 31, 2018, the bonds and related swap agreements have final maturities ranging from 2018 to 2033. The total notional value of approximately $1.6 billion effectively matches the par amount of the related variable-rate bonds. Under the swap agreements, the Commonwealth pays the relevant counterparties fixed rates ranging from 3.769% to 5.059% and receives variable-rate payments equal to or approximately equal to the amount of variable rate payments the Commonwealth pays on the related variable-rate refunding bonds or a payment based on a market index.

As of October 31, 2018, all of the Commonwealth’s counterparties were required to post collateral in certain circumstances. The Commonwealth was not required to post collateral under any of its existing swap agreements.

Liquidity Facilities

As of October 31, 2018, some of the Commonwealth’s outstanding variable rate debt consists of variable rate demand bonds whose interest rates re-set daily or weekly through a remarketing process. Because these bonds offer a “put” or tender feature, they are supported by standby bond purchase agreements with commercial banks which require the applicable bank to purchase any bonds that are tendered and not successfully remarketed.

As of October 31, 2018, the Commonwealth also has liquidity support for three series of commercial paper totaling $400 million.

General Obligation Contract Assistance Liabilities

Massachusetts Department of Transportation, as successor to the Massachusetts Turnpike Authority. On February 19, 1999, the Commonwealth and the Massachusetts Turnpike Authority entered into a contract which provides for the Commonwealth to make annual operating assistance payments to MassDOT, as successor to the Turnpike Authority, which are capped at $25 million annually and extend until June 30, 2050, which is the end of the 40th fiscal year following the transfer of certain facilities associated with the Commonwealth’s Central Artery/Ted Williams Tunnel Project (“CA/T”) to MassDOT. On June 30, 2009, the Commonwealth and the Turnpike Authority entered into a contract for financial assistance which provides for the payment by the Commonwealth to MassDOT, as successor to the Turnpike Authority, of $100 million per fiscal year, commencing July 1, 2009 until June 30, 2039. Payments under both contracts constitute a general obligation pledge of the Commonwealth for which the full faith and credit of the Commonwealth are pledged.

Massachusetts Clean Water Trust. The Massachusetts Clean Water Trust (the “Trust”) manages the Commonwealth’s state revolving fund program under the federal Clean Water Act and the federal Safe Drinking Water Act. The Trust is authorized to apply for and accept federal grants and associated Commonwealth matching grants to capitalize the revolving funds and to issue debt obligations to make loans to local governmental units and others to finance eligible water pollution abatement and drinking water projects. Under State law, loans made by the Trust are required to provide for subsidies or other financial assistance to reduce the debt service expense on the loans. As of November 29, 2018, most new loans made by the Trust bore interest at 2%. Other loans made by the Trust may bear interest at lower rates, including a zero rate of interest, and a portion of the principal of certain loans has also been subsidized by the Trust. To provide for a portion of the subsidy on most of its loans, the Trust receives contract assistance payments from the Commonwealth. Under the Trust’s enabling act, the aggregate annual contract assistance payment for the Trust’s programs may not exceed $138 million. The Commonwealth’s agreement to provide contract assistance constitutes a general obligation of the Commonwealth for which its full faith and credit are pledged, and the Commonwealth’s contract assistance payments are pledged as security for repayment of the Trust’s debt obligations. As of October 31, 2018, the Trust had approximately $2.6 billion of bonds outstanding. Approximately 6.57% of the Trust’s aggregate debt service is covered by Commonwealth contract assistance. Prior to August, 2014, the Trust was known as the Massachusetts Water Pollution Abatement Trust.

Massachusetts Development Finance Agency. Under the infrastructure investment incentive program, known as “I-Cubed,” up to $600 million of public infrastructure improvements to support significant new private developments may be financed by bonds issued by the Massachusetts Development Finance Agency (“MassDevelopment”) that are secured by and payable from a general obligation pledge of contract assistance from the Commonwealth. Until a related new private development is completed and occupied, the developer’s property is assessed by the municipality in which the development is located in amounts equal to the debt service cost on the bonds to reimburse the Commonwealth for such cost. After each phase of the private development is completed and occupied, the municipality is required to reimburse the Commonwealth for any portion of the debt service cost on the bonds that is not covered by new State tax revenues generated from the related private development. The municipality’s reimbursement obligation is secured by a general obligation pledge of the municipality, a local aid intercept and a reserve fund which must be funded in an amount equal to or greater than two years of debt service on the bonds. The obligation of the municipality ends when the Commonwealth has collected revenues sufficient to pay principal and interest payments to date, or in some cases to the next redemption date, plus all remaining principal payments due. Pursuant to this program, MassDevelopment has issued contract assistance bonds to finance and refinance infrastructure projects associated with the Fan Pier development in Boston, the Assembly Row project in Somerville, the Chestnut Hill Square project in Newton, the Boston Landing project in Boston, the Van Ness project in Boston, and the University Station project in Westwood. As of October 31, 2018, total “I-Cubed” program bonds were outstanding in the amount of approximately $128.2 million.

Legislation approved by the Governor on August 8, 2008 included an authorization to finance up to $43 million of the costs of a parkway at the former South Weymouth naval air base to support the development of the former base. Similar to the I-Cubed program financing model, the bonds issued by MassDevelopment to finance the parkway are secured by and payable from a general obligation pledge of contract assistance from the Commonwealth. As of October 31, 2018, approximately $24.0 million of such bonds were outstanding.

Social Innovation Financing Trust Fund. Legislation approved in 2012 established a Social Innovation Financing Trust Fund for the purpose of funding contracts to improve outcomes and lower costs for contracted government services, referred to as “pay for success contracts.” The legislation authorized the Secretary of Administration and Finance to enter into pay for success contracts in which a substantial portion of Commonwealth payments, from amounts appropriated by the Legislature to the Trust Fund, would be conditioned on the achievement of specified performance outcomes. The Commonwealth’s obligation to make such payments is a general obligation for which the Commonwealth’s full faith and credit are pledged. The first such contract was entered into in January 2014, to help young men leaving the juvenile justice system or on probation avoid re-offending. The contract obligates the Commonwealth to make up to $28 million in success payments, in the aggregate, through fiscal year 2020. In September 2016, the Commonwealth entered into a side letter to permit the parties to negotiate a contract amendment to extend the period in which young men may be referred to the project without changing the timing or maximum amount of success payments. The Commonwealth entered into a second such contract in December 2014, to address chronic individual homelessness through permanent stable, supportive housing. The contract obligates the Commonwealth to make up to $6 million in success payments, in the aggregate, through fiscal year 2021. The Commonwealth entered into a third such contract in June 2016, to assist individuals in Adult Basic Education (“ABE”) or English for Speakers of Other Languages (“ESOL”) programs transition to employment, higher wage jobs, and higher education. The contract obligates the Commonwealth to make up to $15 million in success payments, in the aggregate, through fiscal year 2023.

Long-Term Operating Leases and Capital Leases

In addition to Commonwealth-owned buildings and facilities, the Commonwealth leases additional space from private parties. In certain circumstances, the Commonwealth has acquired certain types of capital assets under long-term capital leases; typically, these arrangements relate to computer and telecommunications equipment and to motor vehicles.

Contingent Liabilities

Massachusetts Bay Transportation Authority. The MBTA issues its own bonds and notes. Prior to July 1, 2000, the Commonwealth supported MBTA bonds, notes and other obligations through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA’s net cost of service (current expenses, including debt service, minus current income). Beginning July 1, 2000, the Commonwealth’s annual obligation to support the MBTA for operating costs and debt service is limited to a portion of the revenues raised by the Commonwealth’s sales tax, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000 and for MBTA payment obligations related to leases, reimbursement obligations, interest exchange agreements and other financing obligations entered into prior to July 1, 2000. The Commonwealth’s obligation to pay such prior bonds is a general obligation for which its full faith and credit have been pledged. As of October 31, 2018, the MBTA had approximately $179.5 million of such prior bonds outstanding. As of November 29, 2018, such bonds were scheduled to mature annually through fiscal year 2030.

Massachusetts Development Finance Agency. Under legislation approved in 2010 and amended in 2011, MassDevelopment is authorized to issue bonds for the benefit of nonprofit community hospitals and nonprofit community health centers. Such bonds are to be secured by capital reserve funds funded at the time of bond issuance in an amount equal to the maximum annual debt service on the bonds. The legislation provides that MassDevelopment is to notify the Governor if any such capital reserve fund needs to be replenished, and that the Legislature is to appropriate the amount necessary to restore the fund to its required level. The legislation contains no limit on the amount of such bonds that may be issued. Any project to be financed by such bonds must be approved by the Secretary of Health and Human Services, and any loan to a community hospital or community health center (and the issuance and terms of the related bonds) must be approved by the Secretary of Administration and Finance. If any such institution defaults on a loan, any moneys in the custody of the Commonwealth that are payable to the institution may be withheld by the Commonwealth and used to pay debt service or to replenish the applicable capital reserve fund. If, following a Commonwealth transfer to replenish a capital reserve fund, the applicable institution fails to reimburse the Commonwealth within six months, the Commonwealth may withhold funds payable to the institution, and all contracts issued by the Group Insurance Commission (“GIC”), the Commonwealth Health Insurance Connector Authority (“Health Connector”) and MassHealth to a third party for the purposes of providing health care insurance paid for by the Commonwealth are to provide that the third party is to withhold payments to the institution and transfer the withheld amounts to the Commonwealth. As of December 13, 2017, no bonds had ever been issued pursuant to this legislation.

Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority. The Steamship Authority operates passenger and vehicle ferries to Martha’s Vineyard and Nantucket. The Steamship Authority issues its own bonds and notes. Commonwealth support of the bonds and notes of the Steamship Authority includes a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide the Steamship Authority with funds sufficient to meet the principal of and interest on their bonds and notes as they mature to the extent that funds sufficient for this purpose are not otherwise available to the Steamship Authority and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of the Steamship Authority (current expenses, including debt service, minus current income). As of November 29, 2018, the Steamship Authority was self-supporting, requiring no net cost of service or contract assistance payments. As of October 31, 2018, the Steamship Authority had approximately $64.7 million of bonds outstanding. The Commonwealth’s obligations to the Steamship Authority are general obligations for which its full faith and credit have been pledged.

University of Massachusetts Building Authority. This authority, created to assist the University of Massachusetts, is permitted by its enabling act to have outstanding up to $200 million in Commonwealth-guaranteed debt. The Commonwealth’s guaranty of principal and interest is a general obligation of the Commonwealth for which its full faith and credit are pledged. In addition to such guaranty, certain revenues of the Building Authority, including dormitory rental income and student fees, are pledged to pay the Building Authority’s bonds. As of October 31, 2018, the Building Authority had approximately $113.2 million of Commonwealth-guaranteed debt outstanding.

Authorized and Unissued Debt

General obligation bonds of the Commonwealth are authorized to correspond with capital appropriations. Over the last decade, the Commonwealth has typically had a large amount of authorized and unissued debt. However, the Commonwealth’s actual expenditures for capital projects in a given year relate more to the capital needs which the Commonwealth determines it can afford to finance in such year than to the total amount of authorized and unissued debt. As of June 30, 2018, the Commonwealth had approximately $20,860,482 of authorized and unissued debt.

The Legislature has enacted various bond authorizations to fund the Commonwealth’s capital investment plan. As of November 29, 2018, capital spending and subsequent debt issuance were expected to be constrained by the debt affordability policy and the statutory debt limit, and was expected to be published annually in the five-year capital investment plan.

COMMONWEALTH EXPENDITURES

Local Aid

Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts (“local aid”) to mitigate the impact of local property tax limits on local programs and services. Local aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts. The Commonwealth’s budget for fiscal year 2019 provides $6.354 billion of state-funded local aid to municipalities.

A large portion of general revenue sharing funds is earmarked for public education and is distributed through a formula designed to ensure that each district reaches at least a minimum level of “foundation” spending per public education pupil. The fiscal year 2019 budget includes state funding for so-called “Chapter 70” public education aid of $4.907 billion. This level of funding brings all school districts to the foundation level, ensures that all local educational authorities receive an increase of funding of at least $30 per pupil, and is an increase of $160.6 million over fiscal year 2018.

The other major component of direct local aid is unrestricted general governmental aid, which provides unrestricted funds for municipal use. The fiscal year 2019 budget provides for $1.099 billion in unrestricted general government aid, which was allocated to provide a 3.5% increase over fiscal year 2018 levels to all municipalities.

Property Tax Limits. In November, 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 21/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 21/2 is not a provision of the State constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 21/2, as amended through November 29, 2018, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein or (ii) 2.5% over the previous year’s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. The law contains certain voter override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. Between fiscal year 1981 and fiscal year 2018, the aggregate property tax levy grew from $3.347 billion to $16.541 billion, a compound annual growth rate of 4.36%.

Medicaid and the Health Connecter

Many of the Commonwealth’s healthcare programs and expenditures are governed by the federal Affordable Care Act (“ACA”), to which strong opposition has been expressed by President Trump, the Secretary of the U.S. Department of Health and Human Services, and legislative leaders in Congress, as of November 29, 2018. In December, 2017, Congress eliminated the financial penalty under the ACA’s individual shared responsibility provision, otherwise known as the individual mandate. In February, 2018, Congress enacted legislation that both deferred the commencement and accelerated the full implementation of reductions in federal reimbursement for hospitals that treat a disproportionate number of Medicaid recipients. As of November 29, 2018, such measures have not had or are not expected to have a material adverse impact on the Commonwealth and its health care programs; however, additional measures have been proposed which, if enacted into law, could have a material adverse impact on the Commonwealth. While it is not possible to predict with any certainty the impact of the recent federal elections on the ACA, and whether or when any other provisions of the ACA may be, in whole or in part, modified, repealed, or withdrawn, any such measures could have a material adverse effect on the Commonwealth’s healthcare programs and expenditures. Accordingly, the following discussion should be read with the understanding that significant additional changes could occur in the near future and beyond with respect to many of the programs discussed.

MassHealth. The Commonwealth’s Medicaid program, called MassHealth, provides health care to 1.9 million low-income children and families, low-income adults, disabled individuals and low-income elders. The program, administered by the Office of Medicaid within the Executive Office of Health and Human Services, generally receives 50% in federal reimbursement on most expenditures for adults, and 88% in federal reimbursement on most expenditures for children’s benefits reimbursable under the Children’s Health Insurance Program (“CHIP”). On February 9, 2018, CHIP was reauthorized through federal fiscal year 2027. For Massachusetts, the CHIP matching rate is 88% for federal fiscal year 2019, then projected to drop to 76.5% in federal fiscal year 2020 and 65% for federal fiscal year 2021 and beyond. Under ACA, beginning January 1, 2014, MassHealth began receiving enhanced federal reimbursement for spending on the new adult group (generally, childless adults with incomes under 133% of the federal poverty limit). In calendar year 2018, the federal reimbursement rate for this group was 90%. The reimbursement rate for this group is scheduled to increase to 93% in calendar year 2019, and then to level off at 90% in calendar year 2020 and beyond.

The fiscal year 2019 budget as approved in July, 2018 and amended in October, 2018 includes $17.0 billion in funding for non-administrative spending for the MassHealth program. The $17.0 billion included $16.2 billion in programmatic spending, including costs related to the settlement of a claim against the Commonwealth. The $17.0 billion also included approximately $754 million to support supplemental payments to providers. Fiscal year 2019 estimated programmatic spending as of September, 2018 is $16.4 billion, which exceeds the fiscal year 2019 budget by $21 million net.

Commonwealth Health Insurance Connector Authority. State health care reform legislation enacted in 2006 created the Health Connector. The Health Connector is governed by a board, of which the Secretary of Health and Human Services is the chairperson and the Secretary of Administration and Finance is also a member, each ex officio. Most of the funding to support the Health Connector and its programs is paid out of the Commonwealth Care Trust Fund (“CCTF”), which is supported by dedicated revenue sources. The Health Connector is also responsible for policy development relative to the Affordability Schedule and Minimum Credible Coverage rules and public education and outreach, including the ACA-required Navigator program.

The Health Connector administers the Commonwealth’s Health Insurance Marketplace under the ACA. As the Commonwealth’s Marketplace, the Health Connector offers qualified health plans (“QHPs”) to individuals and small businesses. Individuals with incomes under 400% of the federal poverty line (“FPL”) are eligible for federal tax credits, and certain small businesses shopping through the Marketplace were expected to have access to small business health care tax credits for up to two years. Individuals with incomes between 133% and 300% FPL, as well as certain Aliens with Special Status (“AWSS”) with incomes between 0% and 300% FPL, are expected to have access to additional State and federal subsidies through a program called ConnectorCare. The State provides additional State subsidies via ConnectorCare to ensure that the premiums and point-of-service cost sharing for certain low-income members, after factoring in federal tax credits and cost sharing reductions, are similar to what was available through the Commonwealth Care program.

Total Health Connector gross spending in fiscal year 2018 is estimated to have been $279.9 million, an increase of $43.0 million from fiscal year 2017 gross spending of $236.9 million. Fiscal year 2018 spending for the Health Connector, net of federal revenue, is estimated to have been $174.6 million, an increase of $21.3 million compared to $153.4 million in fiscal year 2017.

The fiscal year 2019 budget for the Health Connector reflected $347 million in gross spending. Net of federal revenue, fiscal year 2019 expenditures are estimated to be $210 million, an increase of $34.9 million compared to fiscal year 2018. The fiscal year 2019 budget for the Health Connector is expected to be fully funded from dedicated revenues in the CCTF.

Federal 1115 MassHealth Demonstration Waiver. Section 1115 of the Social Security Act gives the U.S. Secretary of Health and Human Services authority to waive provisions of major health and welfare programs, including certain Medicaid requirements, and to allow a state to use federal Medicaid funds in ways that are not otherwise allowed under federal rules. The Commonwealth’s 1115 waiver was renewed on November 4, 2016. The renewal consisted of an amendment to the current 1115 waiver, which was effective through June 30, 2017, as well as a five-year waiver extension. This waiver extension is authorized from July 1, 2017 through June 30, 2022. The waiver extension is a $52.4 billion agreement that supports a restructuring of the MassHealth program and is expected to bring in significant federal investment to support health care delivery system reforms. The agreement also extends eligibility and benefit provisions authorized under the waiver, such as coverage for diversionary behavioral health benefits and for individuals with HIV. The waiver extension includes more than $29 billion in revenue to the Commonwealth through federal financial participation. Additionally, the waiver extension expands services for substance use disorder treatment.

The 1115 waiver extension also preserves and maintains the stability of the Safety Net Care Pool (“SNCP”) for the full five years of the waiver period with an $8 billion authorization. This authorization includes a $1.8 billion investment of new Delivery System Reform Incentive Program (“DSRIP”) funding that will support MassHealth’s payment reform objectives. The SNCP renews authority for the Health Safety Net program, which makes payments to hospitals and community health centers for providing certain health care services to their low-income patients who are not eligible for health insurance or cannot afford it. Under the new SNCP, supplemental payments for safety net hospitals have been restructured and linked to delivery system reform participation. The number of hospitals eligible for these payments increased from seven in the previous waiver to 14 in the waiver extension. In addition, the SNCP expands authority for federal match to include cost-sharing affordability subsidies and enrollment gap coverage for Health Connector enrollees up to 300% FPL. Lastly, the SNCP establishes non-state public hospital payments and incentive programs for Cambridge Health Alliance, tied to delivery system reform performance.

Health Care Cost Containment. The Center for Health Information and Analysis (“CHIA”) is an independent state agency, funded through an industry assessment, to monitor the Massachusetts health care system through data collection and research and to release reliable information and meaningful analysis to a wide variety of audiences.

The Health Policy Commission (“HPC”) is an independent agency within, but not subject to the control of, the Executive Office for Administration and Finance. The HPC’s mission is to advance a more transparent, accountable, and innovative health care system through independent policy leadership and investment programs, to achieve better health and better care at a lower cost across the Commonwealth. Beginning in fiscal year 2017, the HPC is funded through an annual assessment on the health care industry, similar to CHIA’s assessment.

As required by statute, the health care cost growth benchmark has been equal to the Potential Gross State Product (“PGSP”), or 3.6%, for calendar years 2013 to 2017. Each year, the HPC, in collaboration with CHIA, releases a report on the Commonwealth’s performance under the benchmark. The 2016 Cost Trends Report provides that total health care expenditures in the Commonwealth grew in 2015 by 4.1% (similar to growth in 2014 of 4.2%). Factors contributing to growth exceeding the benchmark in 2015 included continued growth in prescription drug spending, hospital spending, enrollment shifts, and spending on long-term services and supports. Pursuant to statute, the benchmark in calendar year 2018 must be set at PGSP minus a half of a percent, or 3.1%.

As of November 29, 2018, the statutory cost growth target from 2019 through 2022 was expected to be equal to the growth rate of PGSP. However, the HPC and the Legislature have some ability to change those growth targets beginning in the calendar year 2018.

Other Health and Human Services

Office of Health Services. The Office of Health Services encompasses programs and services from the Department of Public Health and the Department of Mental Health. Its goal is to promote healthy people, families, communities and environments through coordinated care. The departments work in unison to determine that individuals and families can live and work in their communities self-sufficiently and safely. The following are a few examples of programs and services provided by this office: substance abuse programs, immunization services, early intervention programs, environmental health services, youth violence programs, supportive housing and residential services for the mentally ill of all ages, and emergency and acute hospital services.

Office of Children, Youth and Family Services. The Office of Children, Youth and Family Services works to provide services to children and their families through a variety of programs and services. The programs and services are offered through the Department of Children and Families (“DCF”), the Department of Youth Services, the Department of Transitional Assistance (“DTA”), and the Office of Refugees and Immigrants. The collaborative goal of this office is to work to ensure that individuals, children and families are provided with public assistance needed as well as access to programs that will allow for them to be safe and self-sufficient.

The DCF is charged with protecting children from abuse and neglect, and in partnership with families and communities, ensuring that children are able to grow and thrive in a safe and nurturing environment. DCF serves approximately 47,000 children at any given time, primarily children through age 18, and youth ages 18-22 who are transitioning from DCF custody to independent living. As of November 29, 2018, DCF was undergoing an agency improvement initiative to implement new programmatic policies, review agency management structure, and strengthen workforce capacity.

Through the DTA, the Commonwealth funds three major programs of public assistance for eligible state residents: Transitional Aid to Families with Dependent Children (“TAFDC”); Emergency Aid to the Elderly, Disabled and Children (“EAEDC”); and the State Supplemental Program (“SSP”) for individuals enrolled in the federal Supplemental Security Income (“SSI”) program. In addition, DTA is responsible for administering the entirely federally funded Supplemental Nutrition Assistance Program (“SNAP”), as well as other smaller programs that assist DTA clients with completing their education, gaining career skills and finding employment.

Disabilities and Community Services. Programs and services provided by the Massachusetts Rehabilitation Commission, the Massachusetts Commission for the Deaf and Hard of Hearing, the Massachusetts Commission for the Blind, and the Department of Developmental Services assist some of the most disadvantaged residents of the Commonwealth. These agencies provide assistance to this population and create public awareness in the citizens of the Commonwealth, as well as promote inter-agency collaboration which attend to the needs of the community, disabled and multi-disabled population. This holistic approach is designed to ensure that those of all ages with disabilities are able to lead functionally equivalent lives despite limitations that they may face.

Executive Office of Elder Affairs. The Executive Office of Elder Affairs provides a variety of services and programs to eligible seniors and their families. The office administers supportive and congregate housing programs, regulates assisted living residences, and provides home care and caregiver support services and nutrition programs. Eligibility for services is based largely on age, income, and disability status. The Executive Office of Elder Affairs also administers a State-supported prescription drug program for seniors.

Department of Veterans’ Services. The Department of Veterans’ Services provides a variety of services, programs and benefits to eligible veterans and their families. The Department of Veterans’ Services provides outreach services to help eligible veterans enroll in a variety of programs, administers supportive housing and homeless services, and provides approximately 26,000 veterans, veterans’ spouses and parents with annuity and benefit payments. The Department also oversees the Chelsea Soldiers’ Home and the Holyoke Soldiers’ Home, state-owned facilities providing long-term health care and domiciliary services to veterans.

Education

Executive Office of Education. The Executive Office of Education encompasses the Department of Early Education and Care, the Department of Executive Office of Education. The Executive Office of Education encompasses the Department of Early Education and Care, the Department of Elementary and Secondary Education (previously the Department of Education), the Department of Higher Education (previously the Board of Higher Education) and the University of Massachusetts system. The office is committed to advancing actions and initiatives that will improve achievement for all students, close persistent achievement gaps, and to create a 21st century public education system that prepares students for higher education, work and life in a world economy and global society.

Department of Elementary and Secondary Education. The Department of Elementary and Secondary Education (“DESE”) serves the student population from kindergarten through twelfth grade by providing support for students, educators, schools and districts and by providing State leadership for elementary, secondary, vocational-technical, and adult basic education. There are 322 school districts in the Commonwealth, serving over 950,000 students. The DESE is governed by the Executive Office of Education and by the Board of Education, which includes 11 members. The Board of Elementary and Secondary Education nominates, and the Secretary of Education appoints, a Commissioner of Elementary and Secondary Education, who is responsible for carrying out the policies established by the Board.

Department of Higher Education. The Commonwealth’s system of higher education includes the five-campus University of Massachusetts, nine State universities and 15 community colleges. The higher education system is coordinated by the Department of Higher Education, which is governed by the Board of Higher Education. Each institution of higher education is governed by a separate board of trustees; the University of Massachusetts has one board that governs its five campuses. The Board of Higher Education appoints, subject to the approval of the Secretary of Education, a Commissioner of Higher Education, who is responsible for carrying out the policies established by the board at the Department of Higher Education.

The operating revenues of each institution consist primarily of State appropriations and of student fees that are set by the board of trustees of each institution. Tuition levels are set by the Board of Higher Education for the State universities and community colleges, while the University of Massachusetts board of trustees sets tuition levels for its campuses. The Massachusetts College of Art and Design, the Massachusetts Maritime Academy also have authority to retain tuition from all students. The other institutions have authority to retain tuition received from out-of-state students and tuitions from self-supporting programs, such as colleges of continuing education and evening schools. Otherwise, tuition revenue is required to be remitted to the State Treasurer by each institution.

The board of trustees of each institution submits annually audited financial statements to the Comptroller and the Board of Higher Education. The Department of Higher Education prepares annual operating budget requests on behalf of all institutions, which are submitted to the Executive Office of Education and subsequently to the Executive Office for Administration and Finance and to the House and Senate Committees on Ways and Means. The Legislature appropriates funds for the higher education system in the Commonwealth’s annual operating budget in various line items for each institution.

Department of Early Education and Care. The Department of Early Education and Care (“EEC”) is the agency responsible for all early education and care services and funding in the Commonwealth, including licensing and oversight of and technical assistance to programs for infants, toddlers, preschoolers, and school age children during out-of-school time; group homes; foster care and adoption placement agencies; and residential schools for children with special needs. EEC also oversees community-based family engagement networks that provide literacy and other developmental activities for children and parents in libraries and adult education centers. EEC licenses approximately 9,000 child care programs, residential facilities, and foster care/adoption placement agencies that have the capacity to serve an estimated 230,000 children. EEC supports an average of 55,000 children from low-income or at-risk families to attend family or group child care programs, including referrals from the Commonwealth’s Department of Children and Families and Department of Transitional Assistance.

Public Safety

Eleven State agencies fall under the umbrella of the Executive Office of Public Safety and Security. The largest is the Department of Correction, which operates 18 correctional facilities and centers across the Commonwealth. Other public safety agencies include the State Police, the Parole Board, the Department of Fire Services, the Military Division, the Office of the Chief Medical Examiner, and five other public safety related agencies.

Energy and Environmental Affairs

The Executive Office of Energy and Environmental Affairs is responsible for policy development, environmental law enforcement services, and oversight of agencies and programs. Six State agencies and numerous boards fall under the umbrella of the Executive Office of Energy and Environmental Affairs. The largest is the Department of Conservation and Recreation, which operates public parkland, recreational facilities, watersheds and forests across the Commonwealth. Other environmental agencies include the Department of Agricultural Resources, responsible for the State’s agricultural and food safety programs, the Department of Environmental Protection, responsible for clean air, water, recycling and environmental remediation programs, and the Department of Fish and Game, responsible for the management and protection of endangered species, fisheries and habitat. Additional agencies include the Department of Public Utilities, responsible for oversight of electric, gas, water and transportation utilities and the Department of Energy Resources, responsible for energy planning, management and oversight.

Debt Service

Debt service expenditures relate to general obligation bonds and notes, special obligation bonds and federal grant anticipation notes issued by the Commonwealth.

Other Program Expenditures

The remaining expenditures on other programs and services for State government include constitutional officers, the judiciary and district attorneys, sheriffs, the Executive Office for Administration and Finance, the Executive Office for Housing and Economic Development, the Executive Office of Labor and Workforce Development, the Executive Office of Technology Services and Security, and various other programs.

Employee Benefits

Group Insurance. The Group Insurance Commission (“GIC”) provides health insurance benefits to more than 440,000 people, including state and participating municipalities’ employees, retirees, their spouses and dependents, and certain retired municipal teachers, their spouses and dependents. As of November 29, 2018, State employee contributions were based on date of hire; employees hired on or before June 30, 2003 contribute 20% of total premium costs, and employees hired after June 30, 2003 contribute 25% of premium costs. Similarly, State retirees contribute either 10%, 15% or 20%, depending on their retirement date. The GIC also provides health insurance benefits for the employees and retirees of participating municipalities; the municipalities reimburse the State for their enrollees’ premium costs. The contribution ratio(s) for municipal enrollees is set through a collective bargaining process within each community. As of July 1, 2018, the GIC provides health insurance to employees and retirees of 52 municipal entities: 10 cities, 31 towns, eight regional school districts, two regional districts and one educational collaborative.

Fiscal year 2019 GIC appropriations total $1.715 billion, approximately $569 million of which are offset by municipal revenue and $214 million of which are offset by non-state agency revenue to reimburse the State for providing health insurance benefits to the participating governmental units, including municipalities. In addition, the fiscal year 2019 budget authorizes transfers of up to $441 million to the SRBT Fund for the purpose of making expenditures for current State retirees and their dependents.

In keeping with the GIC’s commitment to cost containment, the GIC approved a package of benefit changes effective in fiscal year 2018 that is designed to encourage greater use of primary care physicians in lower-cost provider systems and to lower the utilization of higher-cost services (the highest-cost hospitals, physician groups and prescription drugs). The average fiscal year 2019 premium rates for GIC state and municipal members did not increase over the aggregate premium rates in fiscal year 2018.

Pensions. Almost all non-federal public employees in the Commonwealth participate in defined-benefit pension plans administered pursuant to State law by 104 public retirement systems. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the State employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the State (including members of the Massachusetts teachers’ retirement system and teachers in the Boston public schools, who are members of the Boston Retirement System (“BRS”) but whose pensions are also the responsibility of the Commonwealth). The Commonwealth is also responsible for cost-of-living adjustments (“COLAs”) granted by local systems from 1981 to 1996.

The members of the retirement system do not participate in the Social Security System. Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 102 separate retirement systems and the Commonwealth is not responsible for making contributions towards the funding of these retirement systems. Pension benefits for State employees are administered by the State Retirement Board, and pension benefits for teachers are administered by the Massachusetts Teachers’ Retirement Board. Investment of the assets of the State employees’ and Massachusetts teachers’ retirement systems is managed by the Pension Reserves Investment Management Board (the “PRIM Board”). In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. Retirement board members are required to complete 18 hours of training and to file annual statements of financial interest with the Public Employee Retirement Administration Commission (“PERAC”). Many such retirement boards invest their assets with the PRIM Board, and the PRIM Board may take over the assets of local retirement systems that are less than 65% funded and have failed to come within 2% of the PRIM Board’s performance over a ten-year period. With a very small number of exceptions, the members of these state and local retirement systems do not participate in the federal Social Security System.

The Massachusetts State Employees’ Retirement System (“MSERS”) and the Massachusetts Teachers’ Retirement System (“MTRS”) are the two largest plans of the public contributory retirement systems operated in the Commonwealth. As of January 1, 2018, MSERS had 87,822 current members, 63,194 retirees and beneficiaries, and 4,424 terminated employees entitled to benefits but not yet receiving them. As of January 1, 2018, MTRS had 93,119 current members and 66,078 retirees and beneficiaries.

The MSERS is a cost sharing, multiple-employer defined-benefit public employee retirement system. The MTRS is a defined-benefit public employee retirement system managed by the Commonwealth on behalf of municipal teachers and municipal teacher retirees. The Commonwealth is a non-employer contributor and is responsible for all contributions and future benefits of the MTRS. Members become vested after 10 years of creditable service. For members who joined the system prior to April 2, 2012 superannuation retirement allowance may be received upon the completion of 20 years of service or upon reaching the age of 55 with 10 years of service. Normal retirement for those employees who were system members before April 2, 2012 occurs at age 65; for certain hazardous duty and public safety positions, normal retirement is at age 55. Most members who joined the system after April 1, 2012 cannot retire prior to age 60.

The Commonwealth’s retirement systems’ funding policies have been statutorily established. The Legislature has the authority to amend these policies. The annuity portion of the MSERS and the MTRS retirement allowance is funded by employees, who contribute a percentage of their regular compensation. Costs of administering the plan are funded out of plan assets. The policies provide for uniform benefit and contribution requirements for all contributory public employee retirement systems. These requirements generally provide for superannuation retirement allowance benefits up to a maximum of 80% of a member’s highest three-year average annual rate of regular compensation. For employees hired after April 1, 2012, retirement allowances are calculated on the basis of the last five years or any five consecutive years, whichever is greater in terms of compensation. Benefit payments are based upon a member’s age, length of creditable service and group creditable service, and group classification.

Boston teachers are not included in the membership data noted above for the MTRS. Legislation approved in May 2010 changed the methodology for the Commonwealth’s funding of pension benefits paid to Boston teachers. Prior to this change, the Commonwealth reimbursed the City of Boston for pension benefits paid to Boston teachers as certified by the BRS. Those costs were funded one fiscal year in arrears. The cost of pension benefits of the other participants of the BRS is the responsibility of the City of Boston. The BRS is a cost-sharing multiple-employer pension system that is not administered by the Commonwealth and is not part of the reporting entity of the Commonwealth for accounting purposes. The 2010 legislation clarified that the Commonwealth is responsible for all employer contributions and future benefit requirements for Boston teachers that are members of the BRS. The Commonwealth’s actuarially determined contribution (or ADC, defined as a target or recommended contribution to a defined benefit pension plan for the reporting period, determined in conformity with Actuarial Standards of Practice) to the BRS for fiscal year 2019 has been determined to be $143.1 million.

Subject to legislative approval, annual increases in cost-of-living allowances are provided in an amount equal to the lesser of 3% or the previous year’s percentage increase in the United States consumer price index on the first $13,000 of benefits for members of the MSERS and MTRS. The Legislature approved the 3% increase in cost-of-living allowances for fiscal year 2019. The Commonwealth pension funding schedule assumes that annual increases of 3% will be approved for its retirees.

As of November 29, 2018, the MSERS and the MTRS, in conjunction with the Commonwealth, were evaluating whether certain of the statutes or practices governing the systems may have been in conflict with the exclusive benefit rule of Section 401(a)(2) of the Internal Revenue Code or other federal tax law requirements relating to operation of tax-exempt pension plans. The activities being reviewed include (i) the statutorily directed funding of the budget for PERAC solely from the investment income accounts of MSERS and MTRS, (ii) the statutorily directed contributions made from the MSERS account in the Massachusetts Pension Reserves Investment Trust Fund (the “PRIT Fund”) to a separate optional retirement plan available to certain employees of the Commonwealth’s higher education system, (iii) the statutorily mandated reimbursements paid by the MSERS to local retirement systems for local cost-of-living allowances for certain participants of those systems, (iv) the deposit of reimbursement revenues received from local retirement systems to the Commonwealth’s General Fund rather than to the MTRS and MSERS accounts in the PRIT Fund, and (v) the deposit of federal grant fringe payments to the General Fund rather than to the MTRS and MSERS accounts in the PRIT Fund. As of November 29, 2018, the Commonwealth, PERAC, MSERS and the MTRS have each engaged outside tax counsel to review these activities. On March 28, 2017, the Governor approved legislation to address prospectively certain aspects of the issues described above. Additional corrective legislation was approved as part of the Commonwealth’s General Appropriations Act for fiscal year 2018, approved on July 17, 2017. As of November 29, 2018, the Executive Office for Administration and Finance had submitted for Internal Revenue Service consideration a request for a closing agreement in which the Commonwealth describes the activities listed above, explains the corrective actions already taken by legislation, and requests an affirmation that these activities do not adversely affect the tax qualification of the MSERS and MTRS in light of the corrections already made.

Employee Contributions. The MSERS and MTRS are partially funded by employee contributions of regular compensation – 5% for those hired before 1975, 7% for those hired from 1975 through 1983, 8% for those hired from 1984 through June 30, 1996 and 9% for those hired on or after July 1, 1996, plus an additional 2% of compensation above $30,000 per year for all those members hired starting on January 1, 1979 (except those MTRS employees contributing 11%). Employee contributions, for MTRS, are 11% for those hired on or after July 1, 2001. Employee contributions, for MSERS, are 12% of compensation for members of the State police hired in or after 1996. Legislation enacted in fiscal year 2000 established an alternative superannuation retirement benefit program for teachers hired on or after July 1, 2001 (and others who opt in) with an 11% contribution requirement for a minimum of five years. The contribution rate for most employees hired after April 1, 2012 will be reduced to 6% after 30 years of creditable service.

Funding Schedule. The retirement systems were originally established as “pay-as-you-go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal year 1988, the Commonwealth began to address the unfunded liabilities of the two State systems by making appropriations to pension reserves. Under current law, as of November 29, 2018, such unfunded liability was required to be amortized to zero by June 30, 2040. The law also requires that the Secretary of Administration and Finance file a proposed funding schedule with the legislature every three years identifying the appropriations or transfers required to amortize the unfunded liability to zero, to meet the normal cost of all future benefits for which the Commonwealth is obligated and to meet any other component of the Commonwealth’s pension liability. Previously designated amounts can be adjusted based on a new funding schedule so long as the adjustments represent an increase in the scheduled amounts for those years. The law requires the funding schedule submitted by the Secretary to be based on actuarial valuation reports and requires the Secretary to provide the actuarial, economic and demographic assumptions upon which the reports are based. The funding schedule is filed with the House Committee on Ways and Means and is deemed approved if no action is taken by the committee within 45 days.

As of November 29, 2018, the most recent funding schedule for payments into the Commonwealth’s Pension Liability Fund was filed by the Secretary of Administration and Finance on January 13, 2017. The assumptions underlying the funding schedule include valuation of assets and liabilities as of January 1, 2016, an annual rate of return on assets of 7.5%, and appropriation increases of 8.94% per year until the final amortization payment in fiscal year 2036 (four years before the statutory requirement). The funding schedule also fully amortizes by fiscal year 2027 the liabilities attributable to the employee retirement incentive program approved by the Governor on May 4, 2015.

Actuarial Valuations. As of November 29, 2018, PERAC’s most recent valuation report for the Commonwealth’s total pension obligation was dated September 21, 2018. In this report, the unfunded actuarial accrued liability for the Commonwealth’s total pension obligation as of January 1, 2018, based on the plan provisions in effect at the time and on member data and asset information as of December 31, 2017, was approximately $41.399 billion, including approximately $14.208 billion for the MSERS, $24.596 billion for the MTRS, $2.463 billion for Boston teachers that are members of the BRS, and $132.0 million for cost-of-living increases reimbursable to local systems. This valuation estimated the total actuarial accrued liability as of January 1, 2018 to be approximately $96.317 billion (comprised of $40.457 billion for MSERS, $51.653 billion for MTRS, $4.075 billion for Boston teachers that are members of the BRS and $132.0 million for cost-of-living increases reimbursable to local systems).

Total assets were valued on an actuarial basis at approximately $54.918 billion based on a five-year average valuation method, which equaled 96.6% of the December 31, 2017 total asset market value. During 2017 there was an overall actuarial gain of $1.26 billion. There was a non-investment related gain on actuarial liability of approximately $93 million. There was a gain of approximately $1.17 billion on the actuarial value of assets.

The January 1, 2018 valuation reflected a 7.35% investment return assumption, reduced from the 7.50% assumption used in the January 1, 2017 valuation. The investment return assumption had previously decreased several times from 8.25% as of January 1, 2012 to 7.5% as of January 1, 2016. The change in the investment return assumption from 7.50% to 7.35% increased the total actuarial accrued liability by $1.52 billion.

For the January 1, 2015 valuation, a fully generational mortality assumption was adopted that reflected expected future mortality improvements (increasing life expectancy). This assumption was adopted based on a review of retiree mortality in 2012, 2013 and 2014. PERAC performed an updated analysis of retiree mortality in 2015 and 2016 and, based on this review, the generational mortality assumption was adjusted in the January 1, 2017 valuation. PERAC maintained this assumption in the January 1, 2018 valuation for most retired members. There was a small adjustment to the mortality assumption for disability retirees of MSERS that increased the actuarial liability by $9.0 million.

The actuarial value of assets is determined in accordance with the deferred recognition method, under which 20% of the gains or losses occurring in the prior year are recognized, 40% of those occurring two years prior are recognized, etc., so that 100% of gains and losses occurring five years ago are recognized. This has the effect of smoothing the short-term volatility of market values over a five-year period. The actuarial value of assets is adjusted, if necessary, in order to remain between 90% and 110% of market value. (In valuations prior to 1998, plan assets were determined at market value.) The actuarial value of assets as of January 1, 2018 was 94.6% of the market value. This figure was 101.7% as of January 1, 2017.

Annual Required Contributions. The Annual Required Contribution (“ARC”) was determined annually through fiscal year 2014, based on the most recent Commonwealth valuation, under GASB Statement No. 27. GASB 27 is no longer applicable with the implementation of GASB 67/68, but the Commonwealth expected, as of November 29, 2018, to continue calculating the ARC under GASB 27 principles for comparison. Actuarial valuations have been performed annually since January 1, 2000. The Commonwealth also develops a revised funding schedule by statute at least every three years, and the Commonwealth made the full contribution required, under the then-current funding schedule, for each year from 2013 through 2017. The decrease from fiscal year 2016 to fiscal year 2017 in the percentage of the ARC funded reflects the assumptions and plan changes described in the January 1, 2016 valuation report that increased plan liabilities. Similarly, assumption changes made in the 2017 and 2018 valuations affected the percentage of the ARC funded in fiscal year 2018 and fiscal year 2019; if there had been no assumption changes in the 2018 valuation, the percentage of the ARC funded would have been 78%.

Other Post-Employment Benefit (OPEB) Obligations. In addition to providing pension benefits, the Commonwealth is statutorily required to provide certain health care and life insurance benefits (“other post-employment benefits” or “OPEB”) for retired employees of the Commonwealth, as well as retired employees of housing authorities, redevelopment authorities and certain other governmental agencies (offline agencies). Substantially all of the Commonwealth’s employees may become eligible for these benefits if they reach retirement age and eligibility while working for the Commonwealth. Eligible retirees are required to contribute a specified percentage of the health care/benefit costs. The Commonwealth is reimbursed for the cost of benefits to retirees of the eligible authorities and non-state agencies. (Although, the Commonwealth is required to pay pensions to retired municipal teachers, the Commonwealth has no OPEB obligations with respect to retired municipal teachers.)

The GIC manages the Commonwealth’s other post-employment benefits for all State and certain agency employees and retirees. The GIC has representation on the Board of Trustees of the SRBT. The SRBT is set up to pay for former State employees’ OPEB benefits and to invest State and certain municipalities funds that have been set aside to pay for OPEB benefits and the cost to administer those funds and can only be dissolved when all such health care and other non-pension benefits, current and future, have been paid or defeased.

The Commonwealth also oversees the management and administration of the Massachusetts Turnpike Authority Retiree Benefits Trust, which is restricted for OPEB benefits of the retirees of the former Massachusetts Turnpike Authority.

Employer and employee contribution rates are set by statute. The Commonwealth recognizes its share of the costs on an actuarial basis. As of June 30, 2017, Commonwealth participants contributed 10% to 25% of premium costs, depending on the date of hire and whether the participant is active, retiree or survivor status. According to the most recent actuarial valuation as of January 1, 2018, the GIC had 157,042 state enrollees as of January 1, 2018. As of that date, the Commonwealth was responsible for the OPEB liability of 129,046 of those enrollees.

Accounting standards promulgated in 2004 by the GASB required the Commonwealth to begin disclosing its OPEB liability in its fiscal year 2008 financial reports.

For fiscal year 2017, governmental GAAP reporting is governed by two standards that have different requirements for calculating discount rates. Under GASB Statement No. 74, Financial Reporting for Postemployment Benefit Plans Other Than Pension Plans, which is effective for fiscal years beginning after June 15, 2016 (i.e., for fiscal year 2017), OPEB plans are required to discount retiree health care liabilities, based on a blend of 30-year municipal bond rates and the expected return for assets in the trust, “blended,” or weighted, by the funding level of the OPEB trust relative to OPEB liabilities. The rate of return for assets in the OPEB trust is assumed to be 7.50%, consistent with the rate used for the Commonwealth’s pension trust, while the relevant municipal bond rate is 3.58%, resulting in a 3.63% blended discount rate, weighted towards the lower municipal bond rate due to the relatively low funding level of the OPEB trust in relation to the Commonwealth’s OPEB liability. Under GASB Statement No. 45, which governs how OPEB liabilities are discounted in the Commonwealth’s financial statements through fiscal year 2017, the Commonwealth is required to discount retiree health care liabilities at the estimated long-term yield on investments that are expected to be used to finance the payment of benefits. Since the Commonwealth’s OPEB plan is not pre-funded, the discount rate is based on the portfolio of the general assets used to pay these benefits. Historical monthly yields for this portion of the portfolio are derived from the rate of return of the Massachusetts Municipal Depository Trust (“MMDT”). While the calculations under GASB Statement No. 45 and GASB Statement No. 74 result in different discount rates, in the interest of consistency and clarity the same rate was used for both calculations, based on the GASB Statement No. 74 requirements.

The January 1, 2017 actuarial valuation was issued on November 10, 2017. According to the report, the Commonwealth’s actuarial accrued OPEB liability, assuming no pre-funding and using a discount rate of 3.63%, was approximately $19.446 billion as of January 1, 2017. The 3.63% discount rate was calculated in accordance with GASB 74 requirements.

A liability for the difference between the amount funded and the actuarially required contribution is reflected on the Commonwealth’s statement of net position, as presented on a GAAP basis. The liability increases or decreases each year depending on the amount funded, investment return and changes in amortization and assumptions. This change is reflected either as a revenue or expense item in the Commonwealth’s statement of activities as presented on a GAAP basis, dependent on these factors. As of June 30, 2017, this net OPEB obligation as reflected on the Commonwealth’s statement of net position is $7.581 billion.

The independent actuarial report covers only the Commonwealth’s OPEB obligations for Commonwealth employees and their survivors. Municipalities and authorities of the Commonwealth, even if their health care coverage is administered by the GIC, perform their own valuations, as the Commonwealth acts only as an agent for the entities that participate in the GIC with respect to providing OPEB health insurance benefits and does not assume the risk or financial burden of their health care costs.

GASB Statement No. 45 requires that OPEB obligations be recalculated at two-year intervals. Such calculations may be affected by many factors, including changing experience and assumptions regarding future health care claims, coverage levels and retiree contribution requirements. Accordingly, the actuarial accrued liability of the Commonwealth for OPEB liabilities may fluctuate.

The SRBT was created to consolidate the State’s retiree funding efforts and better project future liabilities, and beginning in fiscal year 2008, expenses for current State retirees’ healthcare were paid from the fund. Also in fiscal year 2008, the fund benefited from a one-time transfer of approximately $329 million from the Health Care Security Trust. The fiscal year 2012 budget included a requirement that, beginning in fiscal year 2013, 10% of the annual tobacco payments be transferred to the SRBT, with the amount deposited to the SRBT to increase by 10% increments annually thereafter until 100% of all payments would be transferred to that Fund. Pursuant to this requirement, in May, 2013, tobacco settlement proceeds in the amount of $25.3 million were transferred to the SRBT.

The fiscal year 2014 budget included a provision that funded the scheduled transfer to the SRBT from unspent appropriations, to the extent that they were available, with any balance to be made up through a transfer of tobacco settlement proceeds. In fiscal year 2014, pursuant to that provision, unspent appropriations in the amount of $56.4 million were transferred to the SRBT, and approximately $15 million of tobacco proceeds were used to fund the balance of the transfer.

The fiscal year 2015 budget contained a similar provision requiring the transfer of tobacco settlement funds, equal to approximately $73.7 million, to be funded from unspent appropriations, to the extent that they were available, with any balance to be made up through a transfer of tobacco settlement proceeds. In fiscal year 2015, pursuant to that provision, unspent appropriations in the amount of $44 million were transferred to the SRBT, and approximately $29.7 million of tobacco proceeds were used to fund the balance of the transfer.

The fiscal year 2016 budget contained a similar provision requiring that transfers be made equivalent to 30% of fiscal year 2016 tobacco settlement proceeds (the same percentage required in fiscal year 2015), or approximately $77 million, to be funded from unspent appropriations, to the extent they were available, with any balance to be made up through a transfer of fiscal year 2016 tax revenues exceeding $100 million generated by a tax amnesty program that was also authorized in the fiscal year 2016 budget. In fiscal year 2016, pursuant to the budget, unexpended appropriations in the amount of $77.3 million were transferred to the SRBT.

A fiscal year 2017 supplemental budget enacted by the Legislature requires that transfers be made equivalent to 10% of fiscal year 2017 tobacco settlement proceeds, or approximately $25.4 million. That transfer is contingent on the availability of unexpended appropriations, and if those are insufficient to fund the 10% transfer, the balance of the 10% is expected to be funded by tobacco settlement revenues. The Governor returned that section of the Legislature’s proposal with an amendment, proposing instead to require a 30% transfer, as in fiscal year 2016, which would result in a transfer of approximately $76 million. The Governor’s proposal was not acted upon by the Legislature, and expired at the end of the legislative session. Accordingly, under the fiscal year 2012 provision cited above, 50% of fiscal year 2017 tobacco settlement proceeds, or approximately $127 million, would have been required to be transferred to the SRBT unless that provision is modified or waived by a legislative change. The Governor included a proposal in the February 2017 supplemental budget to transfer the equivalent of 10% of fiscal year 2017 tobacco settlement proceeds. That proposal was adopted by the Legislature, and approximately $25.4 million was transferred to the SRBT for fiscal year 2017.

The fiscal year 2018 budget enacted by the Legislature requires that transfers be made equivalent to 10% of the fiscal year 2018 tobacco proceeds, or approximately $25.4 million. The transfer was contingent on the availability of unexpended appropriations, and if those are insufficient to fund the 10% transfer, the balance of the 10% was to be funded by tobacco settlement revenues. On October 23, 2018, the Governor approved legislation that increased the percentage transferred from 10% to 30%.

The fiscal year 2019 budget enacted by the Legislature required that transfers be made equivalent to 10% of the fiscal year 2019 tobacco proceeds, or approximately $25.1 million. The transfer was contingent on the availability of unexpended appropriations, and if those are insufficient to fund the 10% transfer, the balance of the 10% is expected to be funded by tobacco settlement proceeds.

State finance law also provides for annual deposits in to the SRBT in the amount of 5% of any capital gains tax revenues transferred to the Stabilization Fund in excess of the statutory capital gains threshold. This resulted in deposits to the SRBT of $23.4 million in fiscal year 2013 and $2.3 million in fiscal year 2014. This requirement was suspended by the legislature for fiscal years 2015 and 2016, but reinstated for fiscal year 2017. As the fiscal year 2017 capital gains tax revenues did not exceed the statutory capital gains threshold, no deposits were made to the SRBT in fiscal year 2017. During fiscal year 2018, approximately $26 million was deposited to the State Retiree Benefits Trust Fund.

In June, 2018, pursuant to statutory requirements, and after having been certified to the Comptroller by the Department of Revenue, the Commonwealth transferred an amount equal to 5% of capital gains tax revenue, or $16.1 million, to the State Retire Benefits Trust Fund. In October, 2018, pursuant to the final supplemental budget for fiscal year 2018, the Commonwealth transferred 30% of tobacco settlement proceeds for fiscal year 2018, or $73.0 million, to the State Retiree Benefits Trust Fund.

The actuarial value of plan assets as of January 1, 2017 was approximately $817 million.

COMMONWEALTH CAPITAL INVESTMENT PLAN

The Executive Office for Administration and Finance annually updates its five-year capital investment plan on a rolling basis. The five-year plan coordinates capital expenditures by State agencies and authorities that are funded primarily by Commonwealth debt and federal reimbursements. The capital investment plan for fiscal year 2019 through fiscal year 2023 provides resources for various Commonwealth facilities and programs.

The Executive Office for Administration and Finance also sets an annual administrative limit on the amount of bond-funded capital expenditures. The purpose of the administrative limit, known as the “bond cap,” is to keep Commonwealth debt within affordable levels. In May 2018, the Governor announced the five-year capital investment plan for fiscal year 2019 through fiscal year 2023 and an administrative bond cap of $2.34 billion. This increase represents a 3.5% increase over fiscal year 2018, a smaller increase than projected growth in tax revenues.

●	The different sources of funding for the capital program, include:
●	Administrative Bond Cap – Commonwealth general obligation borrowing to support the regular capital program.
●

Project Financed – General obligation bonds, the debt service for which is supported by savings or revenue related to the project; for example, energy efficiency improvements to Commonwealth facilities, the capital costs for which are expected to be reimbursed through operating savings as a result of reduced energy consumption.

●	Federal Funds – Federal reimbursements for capital expenditures.
●	Other Funds:
o

Accelerated Bridge Program (ABP) – Commonwealth special obligation bonds secured by revenues credited to the Commonwealth Transportation Fund (CTF) or federal grant anticipation notes secured by federal highway reimbursements issued to fund capital improvements to structurally deficient bridges through the ABP.

o

Rail Enhancement Program (REP) – Commonwealth special obligation bonds to be secured by revenues credited to the CTF to finance certain transit infrastructure projects through the REP, previously referred to as Special Obligation Transit Bonds.

o	Pay-As-You-Go – Funding from current revenue for capital projects, including toll revenue.
o

Contributions made by third parties to capital projects being carried out by the Commonwealth, including the I-Cubed program, contributions from campuses for higher education projects, matching funds from cities and towns, and capital projects funded by assessments.

The administrative bond cap is reviewed and subject to revision annually. Actual capital spending is subject to variance from budget due to the nature of capital projects and programs comprising the plan. In addition, debt affordability analysis and the assumptions and methodology that inform the analysis are subject to periodic review and are updated annually. These and other factors are expected to affect the out-years of the current five-year plan.

The Commonwealth aggregates its capital expenditures into seven major categories based primarily on the agencies responsible for spending and carrying out capital projects: information technology, infrastructure and facilities, environment, housing, public safety, transportation and other.

Debt Affordability Policy

The Executive Office for Administration and Finance has established a debt affordability policy for the Commonwealth. Pursuant to the debt affordability policy, the Executive Office for Administration and Finance has set an annual borrowing limit at a level designed to keep debt service on the Commonwealth’s direct debt within 8% of budgeted revenues.

For this purpose, debt service includes programs expected to be funded both within and outside of the bond cap, including principal and interest payments on all general obligation debt, special obligation gas tax debt, ABP debt, projected debt service for REP, general obligation contract assistance payment obligations and budgetary contract assistant payment obligations on certain capital lease financings. This inclusive definition ensures that while some programs are expected to be funded outside of the bond cap, the related debt service costs of the programs should be fully accounted for under the debt affordability policy in setting the bond cap at appropriate levels.

For the purpose of the debt affordability analysis, budgeted revenue includes all Commonwealth taxes and other revenues available to pay Commonwealth operating expenses, including debt service, pensions and other budgetary obligations. It does not include off-budget revenues dedicated to the MBTA, the MSBA and the Massachusetts Convention Center Authority (“MCCA”).

For the fiscal year 2019 capital budget, the Governor increased the administrative bond cap to $2.340 billion from $2.260 billion in fiscal year 2018. The fiscal year 2019 debt affordability analysis was based on debt service as described above and assumed growth of budgeted revenues at a rate of 3.5% annually. In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap for the regular capital program to not more than $125 million.

The Capital Debt Affordability Committee is charged with reviewing on a continuing basis the amount and condition of the Commonwealth’s tax-supported debt, as well as the debt of certain state authorities. The Committee is also responsible for providing an estimate of the total amount of new Commonwealth debt that can prudently be authorized for the next fiscal year, taking into account certain criteria, to the Governor and Legislature on or before December 15 of each year. The committee’s estimates are advisory and not binding on the Governor or the Legislature. The Legislature is responsible for authorizing Commonwealth debt. The Governor determines the total amount capital spending for each fiscal year and the amount of new Commonwealth debt that he considers advisable to finance such spending. The Committee consists of seven voting members – the Secretary of Administration and Finance (who chairs the committee), the State Treasurer, the Comptroller, the Secretary of Transportation, one appointee of the Governor and two appointees of the State Treasurer – and eight legislative leaders who are non-voting members. The committee determined that up to $2.34 billion of capital debt issuance within the bond cap could be prudently authorized for fiscal year 2019.

COMMONWEALTH REVENUES

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the General Fund, the Commonwealth Transportation Fund (formerly the Highway Fund) and other budgeted operating funds. Revenues deposited in such funds will be referred to as budgeted operating revenues. In fiscal year 2018, on a statutory basis, approximately 57.5% of the Commonwealth’s budgeted operating revenues and other financing sources were derived from state taxes. In addition, the federal government provided approximately 25.3% of such revenues, with the remaining 17.2% provided from departmental revenues and transfers from non-budgeted funds.

State Taxes

The major components of State taxes are the income tax, which accounted for approximately 57.6% of total budgeted tax revenues in fiscal year 2018, the sales and use tax, which accounted for approximately 23.0% of total budgeted tax revenues in fiscal year 2018, and the corporations and other business and excise taxes (including taxes on insurance companies and financial institutions), which accounted for approximately 10.1% of total budgeted tax revenues in fiscal year 2018. Other tax and excise sources accounted for the remaining 9.2% of total fiscal year 2018 tax revenues.

The Governor annually files a “tax expenditure budget” that provides a list, description and revenue estimate of various tax credits, deductions and exemptions that represent departures from the basic provisions of the state tax code.

On December 22, 2017, President Trump signed into law Public Law 115-97, making major changes to the federal Internal Revenue Code, most of which were effective in the 2018 tax year, including extensive changes to federal personal income taxes, corporate income taxes, and estate taxes, and the deductibility of various taxes and interest costs. Because the Commonwealth’s tax system interacts with the federal system, the changes to the federal Internal Revenue Code have flow-through effects on the Commonwealth’s tax system and revenues. As of November 29, 2018, the Department of Revenue has been reviewing the implications of the federal changes for the Commonwealth’s tax administration, and revenues. Legislation adjusting the Commonwealth’s income tax laws and corporation tax laws in response to the new forms of income that are recognized and new federal tax expenditures that are created under Public Law 115-97 was enacted on October 23, 2018.

Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.3% was applied to most types of income from January 1, 2002 to January 1, 2012. Under current law, the State personal income tax rate on most classes of taxable income is scheduled to be reduced gradually to 5.0%, contingent upon “baseline” State tax revenue growth (i.e., revenue growth after factoring out the impact of tax law and administrative processing changes). Pursuant to this law, the State income tax rate on most classes of taxable income has been gradually reduced from 5.3% to its current rate of 5.1%. In order to trigger a reduction, fiscal year-over-fiscal year growth in baseline revenues must increase by at least 2.5 percentage points more than the rate of inflation, as measured by the consumer price index for all urban consumers in Boston. Inflation-adjusted baseline revenues must also demonstrate positive growth for consecutive three-month periods, beginning in August and ending in November, in comparison with the same three-month periods in the prior calendar year. If these triggers are met, the personal income tax rate on most classes of taxable income is reduced by 0.05% on the following January 1. The State income tax rate on most classes of taxable income was reduced from 5.15% to 5.10%, effective January 1, 2016, as a result of satisfying these triggers.

On August 30, 2017, the Department of Revenue certified that the fiscal year 2017 inflation-adjusted baseline tax revenue growth over fiscal year 2016 was 0.059%, and, therefore, the 2.5% fiscal year 2017 growth threshold needed to trigger a further tax rate reduction effective January 1, 2018 was not met.

The Department of Revenue was, as of November 29, 2019, in the process of determining whether the state income tax rate will be reduced further from 5.10% to 5.05%, effective January 1, 2019. On August 30, 2018, the Commissioner of Revenue certified that fiscal year 2018 inflation-adjusted baseline revenues grew by 5.485% from fiscal year 2017, which exceeded the initial trigger (2.5%) for the income tax rate reduction. The Commissioner was further required to make four certifications, with respect to each consecutive three-month period starting in August and ending in November, 2018, as compared to the same consecutive three-month period in calendar year 2017, to determine if there was positive inflation-adjusted baseline revenue growth for each such three-month period. The first three such certifications on September 14, 2018, October 15, 2018 and November 15, 2018, indicated that there was such positive inflation-adjusted baseline revenue growth. The Commissioner was expected to issue one more “three-month period” certification by December 17, 2019, at which point the Commissioner would determine whether all of the statutory triggers have been met. The Department of Revenue estimated that the revenue impact of a rate reduction from 5.10% to 5.05% for fiscal year 2019 would be approximately $84 million. The fiscal year 2019 benchmark revenue estimate of $28.392 billion assumed that this rate reduction would occur. The revenue impact for fiscal year 2020 (assuming no further rate reduction in calendar year 2020) would be approximately $175 million.

As of November 29, 2018, state law required that in the tax year following that in which the personal income tax rate is reduced to 5.0%, the charitable deduction, which was in effect for tax year 2000 but subsequently suspended, would be restored.

Capital Gains Component of the Income Tax. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%. As of November 13, 2018, the tax rate on gains from the sale of capital assets owned more than one year was 5.10% (effective January 1, 2016), and was equal to the State personal income tax rate. The 5.10% rate could further decline through the statutory mechanism for adjusting the personal income tax rate. As of November 29, 2018, State finance law provided for tax revenues collected from capital gains income during a fiscal year that exceed a specified threshold to be transferred to the Commonwealth’s Stabilization Fund, with 5% of the amount so deposited then transferred to the SRBT and an additional 5% transferred to the Commonwealth’s Pension Liability Fund. Each quarter, the Department of Revenue certifies the amount of tax revenues estimated to have been collected during the preceding quarter from capital gains income, and, once the threshold has been exceeded, the excess is transferred to the Commonwealth Stabilization Fund. The final certification of capital gains tax revenues is done in November following the end of the fiscal year, but no adjustment is made to Stabilization Fund transfers if the final amount of capital gains taxes certified differs from the amount certified in the preceding July. The threshold is subject to annual adjustment to reflect the average annual rate of growth in U.S. gross domestic product over the preceding five years and is certified annually by the Department of Revenue each December for the ensuing fiscal year as part of the consensus revenue process.

In fiscal years 2015 and 2016, the Commonwealth temporarily suspended the requirement to transfer capital gains tax collections above the threshold to the Stabilization Fund, with all capital gains tax collections to remain in the General Fund.

On December 28, 2016, the Department of Revenue certified that the fiscal year 2018 capital gains tax collections threshold was approximately $1.169 billion. On July 24, 2018, the Department of Revenue certified that tax revenues estimated to have been collected from capital gains income during fiscal year 2018 were $1.683 billion. Accordingly, a total of approximately $514 million had been transferred by November 29, 2018, to the Commonwealth Stabilization Fund, with 5%, or approximately $26 million of that total, transferred to the SRBT and 5%, or approximately $26 million of that total, transferred to the Commonwealth’s Pension Liability Fund, and 90%, or $463 million, remaining in the Commonwealth Stabilization Fund.

On December 22, 2017, the Department of Revenue certified that the fiscal year 2019 capital gains tax collections threshold is approximately $1.212 billion. On October 15, 2018, the Department of Revenue issued a letter indicating that the year-to-date (July 1, 2018 through September 30, 2018) certification amount was $261.3 million.

Sales and Use Tax. The sales tax rate imposed on retail sales of certain tangible property (including retail sales of meals) transacted in the Commonwealth and a corresponding use tax rate on the storage, use or other consumption of like tangible properties brought into the Commonwealth is 6.25%. Food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and a portion of residential use of telecommunications services.

Certain sales tax receipts are required to be credited to the Convention Center Fund. The Convention Center Fund is not included in the calculation of revenues for budgeted operating funds.

A portion of the Commonwealth’s receipts from the sales tax (other than the tax on meals) is dedicated through non-budgeted special revenue funds to the MBTA and the Massachusetts School Building Authority (“MSBA”). The amount dedicated to the MSBA is the amount raised by a 1% sales tax (not including meals). The amount dedicated to the MBTA is a comparable amount, subject to an inflation-adjusted floor, plus $160 million annually. Effective commencing in fiscal year 2015, the $160 million adjustment was integrated into the inflation-adjusted floor, which was reset at $970.6 million. The floor grows by the allowable base revenue growth (lesser of sales tax growth or inflation, but not greater than 3% and not less than 0%) thereafter.

The Commonwealth’s receipts from the sales tax on account of motor vehicle sales (net of amounts required to be credited to the Convention Center Fund or dedicated to the MBTA or MSBA) are dedicated to the Commonwealth Transportation Fund.

Legislation approved by the Governor in June, 2018 established an annual two-day sales and meals tax holiday in August of each year, commencing August, 2019. Legislation was also approved by the Governor in August, 2018 to establish a two-day sales tax holiday in August, 2018. In June, 2018, the Supreme Court of the United States issued a ruling in South Dakota v. Wayfair that effectively removes earlier constraints on states seeking to require out-of-state sellers to collect and remit sales tax. However, because the Commonwealth had previously established collect-and-remit agreements covering the majority of sales by out-of-state sellers to Massachusetts residents, and has proactively asserted the obligation to collect sales taxes from out-of-state sellers with economic scale in Massachusetts, the incremental impact of South Dakota v. Wayfair on Commonwealth tax revenues is expected to be limited. The revenue projections for budgeting purposes included both existing and incremental collections on internet sales as a component of overall sales tax revenue.

Business Corporations Tax. Business corporations doing business in the Commonwealth, other than banks and other financial institutions, insurance companies, railroads and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Massachusetts tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income assigned to Massachusetts, which is based on net income for federal taxes, is taxed at 8.0%. The minimum tax is $456.

In general, corporations apportion their income to Massachusetts based on the proportion of payroll, property and sales within the Commonwealth, with sales being double-weighted. This general rule does not apply to manufacturing companies or to mutual fund service corporations. The net income of such entities is apportioned only by the percentage of their Massachusetts sales.

Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax. The net income assigned to Massachusetts is taxed at 9.0%. In general, financial institutions apportion their income to Massachusetts based on the proportion of receipts, payroll and property within the Commonwealth.

Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums. Domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2.28% tax on gross premiums. Domestic property and casualty insurance companies also pay a 1% tax on gross investment income.

Other Taxes. Other tax revenues are derived by the Commonwealth from excise taxes on motor fuels, cigarettes and other tobacco products, alcoholic beverages, deeds, and hotel/motel room occupancy, as well as taxes on estates, among other tax sources. On November 8, 2016, voters approved an initiative petition that, among other things, imposes an excise tax, in addition to the regular sales tax, on retail sales of recreational marijuana and marijuana products, which that petition legalized. Legislation approved by the Governor on December 30, 2016 delayed the effective date of the new tax, and the first tax collections are now expected to occur in fiscal year 2019. Legislation approved by the Governor on July 28, 2017 increased the maximum State and local tax rate on recreational marijuana from 12% to 20%. In late 2017, the Department of Revenue estimated that the Commonwealth’s portion of the taxes (not including local option) from retail sales of recreational marijuana in fiscal year 2019 may range from $44 million to $82 million, with a midpoint of $63 million. However, due to delays in licensing, actual collections of marijuana tax revenues may be lower than originally projected by the Commonwealth.

Tax Credits and Other Incentives. Massachusetts law provides for a variety of tax credits that may be applied against corporate excise or personal income taxes due, as applicable under relevant law. These credits are designed as benefits for specified economic activities as a means to encourage such business in the State. Certain of these credits, to the extent not used to reduce a current tax liability, may be carried forward, transferred or refunded, as specified in the applicable statute. In addition, certain statutory provisions may also provide an exemption from sales and use taxes for qualifying expenditures, or other specified tax benefits.

The Governor annually publishes a “tax expenditure budget” that provides a list, description and revenue estimate of various tax credits, deductions and exemptions that represent departures from the basic provisions of the state tax code.

Under legislation approved June 15, 2018, in support of the life sciences industry, up to $30 million per year in tax incentives is available to certified life sciences companies over a 10-year period, commencing January 1, 2019 and ending on December 31, 2028, for an aggregate amount of $300 million. The Department of Revenue estimates that this program, which previously had an annual cap of $25 million, resulted in revenue reductions of $16.5 million in fiscal year 2013, $16.5 million in fiscal year 2014, $2.9 million in fiscal year 2015, $15.9 million in fiscal year 2016, $19.9 million in fiscal year 2017, and 20.3 million in fiscal year 2018. The Massachusetts Life Sciences Center board has approved $20 million in tax incentives that are expected to be utilized in fiscal year 2019.

Tax Revenue Forecasting

Under State law, on or before October 15 of each year, the Secretary of Administration and Finance is required to submit to the Governor and to the House and Senate Committees on Ways and Means estimates of revenues available to meet appropriations and other needs in the current fiscal year and the following fiscal year.

On or before January 15 of each year (January 31 in the first year of a new Governor), the Secretary is required to develop jointly with the House and Senate Committees on Ways and Means a consensus tax revenue forecast for the following fiscal year. State finance law requires that the consensus tax revenue forecasts be net of the amounts necessary to fully fund the pension system according to the applicable funding schedule, and to fulfill statutory commitments to the MBTA and the MSBA. These amounts are to be transferred without further appropriation from the General Fund.

An additional component of the consensus revenue process is the requirement that the consensus tax revenue forecast joint resolution include a benchmark for the estimated growth rate of Massachusetts PGSP. Health care cost control legislation requires that the Secretary and the House and Senate Committees on Ways and Means include a PGSP growth benchmark for the ensuing calendar year. PGSP is a measure of the “full employment” output of the Commonwealth’s economy. The PGSP growth benchmark is used by the Massachusetts Health Policy Commission to establish the Commonwealth’s health care cost growth benchmark.

On January 12, 2018, a fiscal year 2019 consensus tax revenue estimate of $27.594 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal year 2019 consensus tax revenue estimate represents revenue growth of 3.5% from the revised fiscal year 2018 estimate of $26.661 billion certified by the Secretary also on January 12, 2018. The $27.594 billion figure for fiscal year 2019 included allocations of $2.609 billion for pension funding, $1.032 billion in dedicated sales tax receipts for the MBTA, $858.9 million in dedicated sales tax receipts for the MSBA and $24.0 million for the Workforce Training Fund. The total amount of off-budget allocations was $4.612 billion. Accordingly, after taking into account these off-budget allocations the Secretary and Committee chairs agreed that $22.982 billion would be the maximum amount of tax revenue available for the fiscal year 2019 budget. The consensus tax revenue estimate for fiscal year 2019 assumed that another income tax reduction will be triggered, effective January 1, 2019, lowering the state personal income tax rate on most classes of taxable income to 5.05% from 5.10%. On July 26, 2018, the Governor approved the fiscal year 2019 budget, which assumed tax revenues of $28.392 billion (excluding tax-related settlements and judgments), based on the consensus estimate of $27.594 billion, adjusted upwards by $798.3 million, including an increase of $131 million for the incremental impact of various tax law changes.

The Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means also agreed upon a PGSP estimate of 3.6% for calendar year 2019, which is identical to the PGSP figure that was adopted for calendar years 2016 through 2018. The PGSP growth benchmark is to be used by the Health Policy Commission to establish the Commonwealth’s health care cost growth benchmark.

On December 31, 2018, a fiscal year 2020 consensus tax revenue estimate of $29.299 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. Also on December 31, 2018, the Secretary certified a revised fiscal year 2019 tax revenue estimate of $28.529 billion, as further discussed below. The fiscal year 2020 consensus tax revenue estimate represents revenue growth of 2.7% from the revised fiscal year 2019 estimate of $28.529 billion. The $29.299 billion figure for fiscal year 2020 includes transfers of $2.841 billion for pension funding, $1.077 billion in dedicated sales tax receipts for the MBTA, $917 million in dedicated sales tax receipts for the MSBA, and $25 million for the Workforce Training Fund. The total amount of off-budget transfers was $5.080 billion. Accordingly, after taking into account these off-budget allocations the Secretary and Committee chairs agreed that $24.219 billion would be the maximum amount of tax revenue available for the fiscal year 2020 budget. Both the fiscal year 2020 consensus tax revenue estimate and the revised fiscal year 2019 tax revenue projection do not include any revenue from marijuana sales or excise taxes. The consensus tax revenue estimate for fiscal year 2020 assumed that another income tax trigger will go into effect on January 1, 2020, lowering the state personal income tax rate on most classes of taxable income to 5.00% from 5.05%.

The Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means also agreed upon a PGSP estimate of 3.6% for calendar year 2019, which was identical to the PGSP figure that was adopted for calendar years 2016 through 2018. The PGSP growth benchmark was, as of November 29, 2018, to be used by the Health Policy Commission to establish the Commonwealth’s health care cost growth benchmark for calendar year 2019.

Fiscal year 2018 and Fiscal year 2019 Tax Revenues

Fiscal year 2018. Tax revenues for fiscal year 2018 (including tax revenues allocated to pensions, the MBTA, the MSBA and the Workforce Training Fund, but excluding other non-budgeted tax revenues) totaled approximately $27.787 billion, including $11.0 million in one-time tax-related settlements and judgments, exceeding $10 million each, an increase of approximately $2.126 million, or 8.3%, over fiscal year 2017.

The tax revenue increase of approximately $2.126 billion from fiscal year 2017 to fiscal year 2018 is attributable, in large part, to an increase of approximately $761.9 million, or 6.4%, in withholding collections, an increase of approximately $764.8 million, or 32.2%, in income tax estimated payments, an increase of approximately $205.4 million, or 10.6%, in income tax payments with bills and returns, an increase of approximately $217.9 million, or 8.5%, in corporate and business tax collections, an increase of approximately $242.7 million, or 3.9%, in sales and use tax collections, and a net increase of approximately $109.1 million, or 4.9%, in all other taxes, which were partly offset by an increase of approximately $175.9 million, or 11.0%, in income tax cash refunds. Fiscal year 2018 collections from one-time tax related settlements and judgments exceeding $10 million each totaled $11.0 million. Excluding these payments, fiscal year 2018 tax collections were approximately $1.115 billion above the benchmark associated with the revised fiscal year 2018 tax revenue estimate of $26.661 billion.

Fiscal year 2019. The fiscal year 2019 General Appropriations Act was based on estimated tax collections of $28.392 billion, including revenues dedicated to the MBTA, the MSBA and the Workforce Training Fund, excluding large tax-related settlements and judgments. On December 31, 2018, the Secretary of Administration and Finance revised the tax revenue projection of $28.329 billion (i.e., the benchmark estimate of $28.392 billion minus $63 million estimated revenues from marijuana sales and excise taxes) upward by $200 million to $28.529 billion based on then current year-to-date revenues and economic data.

The year-to-date net tax revenue increase of approximately $436.2 million through December 31, 2018 over the same period in fiscal year 2018 is attributable, in large part, to an increase of approximately $229.3 million, or 3.7%, in withholding collections, an increase of approximately $39.8 million, or 13.0%, in income tax payments with bills and returns, a decrease of approximately $45.1 million, or 13.7%, in income tax cash refunds, an increase of approximately $221.7 million, or 21.2%, in corporate and business tax collections, an increase of approximately $177.1 million, or 5.5%, in sales and use tax collections, and a net increase of approximately $193.5 million, or 17.1%, in all other taxes, offset by a decrease of approximately $470.2 million, or 35.1%, in income tax estimated payments. Excluding one-time tax related settlements and judgments exceeding $10 million each, fiscal year 2019 year to date tax collections were approximately $13.312 billion, $108 million below the year-to-date benchmark associated with the original fiscal year 2019 tax revenue estimate of $28.392 billion.

Federal and Other Non-Tax Revenues

Federal revenues are collected through reimbursements for the federal share of entitlement programs such as Medicaid and through block grants for programs such as Transitional Assistance to Needy Families (“TANF”). The amount of federal reimbursements to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance-of-effort spending level determined annually by the federal government. Budgeted federal reimbursements were $11.377 billion in fiscal year 2018 and are projected to be $11.575 billion in fiscal year 2019.

Departmental and other non-tax revenues are derived from a large number of sources, including but not limited to fees and assessments for services, licenses, and reimbursements. For fiscal year 2018, budgeted fund departmental and other non-tax revenues were $5.179 billion. The largest budgeted departmental revenues, assessments and miscellaneous revenues in fiscal year 2018 included $1.355 billion in drug rebates, recoveries and other fees, $880 million in reimbursements from cities, towns and non-State entities for retiree benefits, $613 million for Registry of Motor Vehicles fees, fines and assessments, and $245 million from filing, registration and other fees paid to the Secretary of State’s office. As of November 29, 2018, departmental and other non-tax revenues were projected to be $5.116 billion in fiscal year 2019.

Lottery Revenues. For the budgeted operating funds, inter-fund transfers include transfers of net operating revenues from the State Lottery and Gaming Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for transfers from the Lottery of $1.069 billion, $1.086 billion, $1.092 billion, $1.136 billion, and $1.097 billion in fiscal year 2014 through 2018, respectively.

Tobacco Settlement. In November 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth’s and other states’ litigation against the cigarette industry. Under the agreement, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth’s allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%, which equals more than $8.962 billion through fiscal year 2024, subject to adjustments, reductions and offsets. However, since fiscal year 2006 certain amounts have been withheld from each year’s payments by tobacco manufacturers who claim that because of certain developments they are entitled to reduce such payments under the master settlement agreement. Those withheld amounts have ranged from $21 million to $35 million to the Commonwealth in the period from 2006 through 2012, inclusive. A smaller amount has been withheld for 2013 through 2016, inclusive. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states’ particular contributions to the national tobacco litigation effort. This additional amount, also subject to a number of adjustments, reductions and offsets, was payable in equal annual installments during the years 2008 through 2017, inclusive. Massachusetts received its final Strategic Contribution Fund payment in April 2017.

From fiscal year 2003 through fiscal year 2012, all payments received by the Commonwealth pursuant to the master settlement agreement were deposited in the General Fund. Since fiscal year 2012, State law has stipulated that a portion of annual tobacco settlement revenues be deposited into the SRBT Fund.

Settlements and Judgments. State finance law provides that any one-time settlement or judgment amounting to $10 million or more is to be deposited in the Stabilization Fund to the extent that the total of all such settlements and judgments in a fiscal year exceeds the average of such totals for the five preceding fiscal years. The amount of such one-time settlements and judgements totaled approximately $436.5 million in fiscal year 2014, $226.1 million in fiscal year 2015, $155.3 million in fiscal year 2016, $111.6 million in fiscal year 2017, and $36.6 million in fiscal year 2018. The threshold applicable in fiscal year 2019 is $193.2 million (average of fiscal year 2014 through fiscal year 2018).

On November 2, 2018, the Commissioner of Revenue and the Attorney General certified that the Commonwealth had received $38.7 million in one-time settlement and judgment payments exceeding $10 million (all of which were tax-related) during the first four months of fiscal year 2019.

In fiscal year 2013 and fiscal year 2014, projected tax-related settlements or judgments were included as part of the consensus revenue estimate. Beginning in fiscal year 2015, such settlements or judgments have been counted separately from the consensus revenue estimate in the General Appropriations Act.

Gaming. On November 22, 2011 the Governor approved legislation that authorized the licensing of up to three regional resort casinos (one per region) and one slot facility (up to 1,250 slots) in the Commonwealth. The legislation established an appointed, independent State gaming commission to oversee the implementation of the law and the regulation of the resultant gaming facilities. Licensing fees collected by the commission are to be applied to a variety of one-time State and local purposes, and gaming revenues received by the Commonwealth are to be applied to a variety of ongoing expenses, including local aid and education, with stipulated percentages also to be deposited in the Stabilization Fund and applied to debt reduction. The legislation stipulates that initial licensing fees, which are set by the gaming commission, must be at least $85 million per casino (a “Category 1” license) and $25 million for the slot facility (a “Category 2” license). According to the Massachusetts Gaming Commission, aggregate State tax revenues from gaming licenses are expected to total approximately $300 million per year once the facilities are operational.

The Massachusetts Gaming Commission (the “Gaming Commission”) entered into agreements with the Category 1 licensees in two of the three regions, pursuant to which the licensees each received a license effective on November 7, 2014. The $85 million license fees were paid by each licensee in November, 2014. The facility in Springfield (Region B) opened on August 24, 2018; the facility in Everett is expected to be operational in calendar year 2019.

The Category 2 slot facility opened on June 24, 2015. In fiscal year 2017, the facility generated approximately $158.3 million in gross gaming revenue, resulting in $63.4 million in budgetary fund taxes collected by the Commonwealth. In fiscal year 2018, the facility generated approximately $170 million in gross gaming revenue, resulting in $68.0 million in budgetary fund taxes collected by the Commonwealth.

In March, 2016, the Mashpee Wampanoag tribe announced that it would commence construction of a tribal resort casino in the third region (Region C), based upon the assumed power of the U. S. Secretary of the Interior to take land into trust for the tribe. On April 28, 2016, the Gaming Commission voted to deny an application for a Category 1 license in Region C. On July 28, 2016, in the case of Littlefield v. the U. S. Department of the Interior, the U. S. District Court held that the Secretary of the Interior lacked the authority to take land into trust for the Mashpee Wampanoag tribe and remanded the matter back to the Secretary of the Interior for further proceedings consistent with the opinion as well as the declaratory judgment entered. The U.S. Bureau of Indian Affairs filed a motion for reconsideration, which was denied by the District Court, and the Mashpee Wampanoag filed a motion to intervene, which was granted. In December, 2016, the U. S. Department of the Interior and the Mashpee Wampanoag each filed a notice of appeal to the U. S. Court of Appeals for the First Circuit. On April 24, 2017, the Mashpee Wampanoag filed an assent to motion to stay briefing pending the revised decision from the Department of the Interior. On May 8, 2017, the Department of the Interior moved to withdraw its appeal. The Mashpee Wampanoag have asked the Court of Appeals to stay the matter further pending a decision from the Department of the Interior, and the Court has agreed to the requested stay. On July 25, 2018, the U.S. House of Representative Subcommittee on Indian, Insular and Alaska Native Affairs held a hearing on proposed legislation (H.R. 5244) that would allow the Mashpee Wampanoag land to remain in trust. As of November 29, 2018, no action had been taken on this legislation. On September 7, 2018, the Department of the Interior issued a revised land-in-trust decision concluding that the Mashpee Wampanoag did not meet the statutory requirements to have land taken into trust. The Mashpee Wampanoag filed an appeal of this decision in the U.S. District Court for the District of Columbia; they have asked the First Circuit Court of Appeals to further extend the stay in the appeal currently pending before the First Circuit. As of November 29, 2018, the Gaming Commission will continue to monitor this matter.

On June 6, 2018, the unsuccessful applicant in Region C sent a letter to the Gaming Commission requesting that the Gaming Commission reconsider its unsuccessful application filed in 2015 and denied by the Gaming Commission on April 28, 2016. The Gaming Commission acknowledged the applicant’s letter at its July 26, 2018 meeting and subsequently requested public comments on the issues raised therein. As of November 29, 2018, the comment period was expected to conclude on November 30, 2018, and the Gaming Commission was then expected to review any comments and consider next steps.

Various municipalities have filed suit contesting certain aspects of the Gaming Commission’s issuance of the Region A Category 1 license. Certain of these claims have been dismissed, either voluntarily or by order of the Massachusetts Superior Court. The Gaming Commission currently is defending the remaining intervenor claim filed by Mohegan Sun and the appeals filed by the City of Revere and the individuals who filed an open meeting law claim as part of the City of Revere litigation. That claim and those appeals were argued before the Massachusetts Supreme Judicial Court in November, 2016. On March 10, 2017, the Supreme Judicial Court issued a decision affirming Mohegan Sun’s intervenor claim, reversing the Superior Court’s dismissal of the open meeting law claim, and remanding the case to the Superior Court for further proceedings. Briefing on Mohegan Sun’s intervenor claim was completed in January, 2018; arguments before the Superior Court should occur in 2019. Since the completion of the briefing on Mohegan Sun’s intervenor claim, Mohegan Sun has filed a motion to amend its complaint. The Gaming Commission opposed this motion and, on July 16, 2018, the Superior Court allowed Mohegan Sun’s motion in part and denied it in part, thus granting Mohegan Sun the right to add additional information to its existing complaint. Discovery on the open meeting law claim has concluded; however, the open meeting law plaintiffs have requested that the Superior Court allow further discovery. As of November 29, 2018, the motion was expected to be argued in December, 2018, and it was anticipated that motions for summary judgment on the open meeting law claim would be argued in March, 2019. The Gaming Commission is proceeding with its defense of these claims.

On November 14, 2016, the Gaming Commission was sued for tortious interference with respect to the plaintiff’s agreement to sell property to the licensee for the Region A Category 1 facility. As of November 29, 2018, The plaintiff was requesting damages as determined at trial. On April 7, 2017, the Gaming Commission filed a motion to dismiss the suit, which was granted by the Massachusetts Superior Court on June 7, 2017; however, the plaintiff filed an amended complaint while the Superior Court was in the process of issuing its decision. The Superior Court’s decision stands and the Gaming Commission filed a motion to dismiss the claims in the amended complaint. The Gaming Commission’s motion to dismiss was argued in October, 2017. The Superior Court denied the Gaming Commission’s motion in part and asked for further briefing on a jurisdictional issue from both parties. In lieu of a briefing on the jurisdictional issue, the case was transferred by agreement of the parties from Suffolk County to Middlesex County. The case was reargued on March 23, 2018. On May 14, 2018, the Superior Court granted the Gaming Commission’s motion to dismiss on two of three remaining claims. The Gaming Commission filed a motion asking the Superior Court to reconsider its decision not to dismiss the remaining claim. That motion was denied. The plaintiff served the Gaming Commission with its initial discovery on the remaining claim. As of November 29, 2018, the Gaming Commission was proceeding with its defense of this claim. On July 5, 2018, the Gaming Commission filed a third party complaint against the Region A Category 1 licensee for unjust enrichment and indemnification on the remaining claim. As of November 29, 2018, the Region A Category 1 licensee had until December 31, 2018 to file its response to the third party complaint.

In January, 2018, the Gaming Commission instituted an investigation into certain public allegations related to the former chief executive officer of the parent company of the Region A Category 1 licensee. Since the commencement of the investigation, the president of the parent company has been named its chief executive officer and president, and the general counsel of the parent company has resigned. In April, 2018, the parent company elected three new directors to replace directors who had resigned or elected not to stand for re-election to the board of directors. In July 2018, the parent company appointed a new general counsel. As of November 29, 2018, the investigation was ongoing. Once the investigation is complete, the Gaming Commission is expected to hold an adjudicatory hearing on the results of the investigation and issue a written decision.

Limitations on Tax Revenues

Chapter 62F of the General Laws establishes a State tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable State tax revenue” for each fiscal year. Chapter 62F also requires that allowable State tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in State tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable State tax revenues as defined herein the Commonwealth will give priority attention to the funding of State financial assistance to local governmental units, obligations under the State governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.”

FISCAL YEAR 2019

On January 12, 2018, a fiscal year 2019 consensus tax revenue estimate of $27.594 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. This estimate reflected a projection of 3.5% tax revenue growth over the then-projected fiscal year 2018 tax revenues (as revised), and also assumed that the state income tax rate would decrease from 5.1% to 5.05% on January 1, 2019, in accordance with the statutory mechanism. After accounting for the statutorily required transfer for pensions and allocations to the MBTA, the MSBA and the Workforce Training Fund, the Secretary and Committee chairs agreed that $22.982 billion would be the maximum amount of tax revenue available for the fiscal year 2019 budget.

On January 24, 2018, the Governor filed his fiscal year 2019 budget recommendation, providing for a total of $40.904 billion in state spending, excluding $452 million in projected transfers to the Medical Assistance Trust Fund, which represented an increase of 2.6% over projected fiscal year 2018 spending. The budget proposal anticipated a deposit of $96 million to the Commonwealth Stabilization Fund in fiscal year 2019.

An interim budget of $5 billion for the first month of fiscal year 2019 was approved by the Governor on June 28, 2018. The interim budget was superseded by the fiscal year 2019 budget when the latter was approved by the Governor on July 26, 2018.

The fiscal year 2019 budget, as approved by the Governor on July 26, 2018, totaled approximately $41.232 billion, after accounting for $37.6 million in net line-item vetoes, and excluding transfers to the Medical Assistance Trust Fund, the pension liabilities trust fund, and other interfund transfers. The fiscal year 2019 budget was approximately $1.26 billion, or 3.2%, greater than fiscal year 2018 estimated spending levels as of the time of the Governor’s approval. The fiscal year 2019 budget is based on a projection of $28.392 billion in tax revenue, excluding one-time tax-related settlements and judgments in excess of $10 million. The fiscal year 2019 budget also projects a net deposit of $368 million to the Stabilization Fund.

Subsequently, the Legislature passed overrides to the Governor’s vetoes with an aggregate net budgetary impact of $37.6 million.

Current estimates as of November 29, 2018 indicate that the variance between revenues and spending in fiscal year 2019 is less than 1%. The Executive Office for Administration and Finance is expected to continue to monitor revenues and spending and implement measures as necessary to ensure that the Commonwealth’s budget for fiscal year 2019 will achieve statutory balance.

Cash Flow

The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. The Commonwealth does not engage in inter-fund borrowing. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. All revenue anticipation notes, including those issued as commercial paper, must be repaid by the end of the fiscal year. As of November 29, 2018, the State had liquidity support for a $400 million commercial paper program for general obligation notes. The Commonwealth has utilized the commercial paper program for additional liquidity, as necessary, since 2002.

The Commonwealth ended fiscal year 2018 with a non-segregated cash balance of $3.608 billion. Fiscal year 2019 is projected to end with a non-segregated cash balance of approximately $3.286 billion.

Quarterly cash flow statements, as submitted by the State Treasurer to the House and Senate Committees on Ways and Means, are posted on the cash management page of the State Treasurer’s website.

Commonwealth cash deposits are held in insured or collateralized bank accounts and with the MMDT, the Commonwealth’s investment pool for governmental entities. MMDT consists of two portfolios, professionally managed by Federated Investors Inc., the Cash Portfolio and the Short-Term Bond Fund. Cash Portfolio investments are carried at amortized cost, which approximates fair value. Short Term Bond Fund investments are carried at fair value. General operating cash is invested in the cash portfolio, and moneys in the Stabilization Fund, which are not used by the Commonwealth for liquidity, are invested in both the cash portfolio and the short-term bond fund.

The Cash Portfolio invests in a diversified portfolio of high quality U.S. dollar-denominated money market instruments (eligible under GASB Statement No. 79) of domestic and foreign issuers, United States government securities and repurchase agreements. As of September 30, 2018, the Cash Portfolio holdings were made up of Asset Backed Commercial Paper (37.3%), Certificates of Deposit (20.1.5%), Financial Company Commercial Paper (14.6%), Non-Negotiable Time Deposits (6.9%), Other Instruments (0.3%), Non-Financial Company Commercial Paper (2.4%); Other Asset Back Securities (0.4%), Tender Option Bonds (0.6%), U.S. Government Agency Repurchase Agreements (16.9%) and Variable Rate Demand Notes (0.5%). As of October 31, 2018 the Cash Portfolio’s monthly weighted average life was 67 days, and the monthly weighted average maturity was 41 days. The three objectives for the cash portfolio are safety, liquidity and yield. The cash portfolio maintains a stable net asset value of one dollar and is marked to market daily. The Cash Portfolio maintains a stable net asset value of one dollar and is marked to market daily. The Cash Portfolio is fully compliant with GASB 79 as of July 1, 2016.

The Short Term Bond Fund invests in a diversified portfolio of investment grade debt securities. As of September 30, 2018, the Short Term Bond Fund holdings were made up of U.S. Treasury securities (61.0%), Financial Institutions – Banking (4.8%), FHLMC MBS (2.3%), Technology (2.8%), Utility – Electric (3.1%), Consumer Non-Cyclical Pharmaceuticals (2.5%), FNMA MBS (2.6%), Consumer Non-Cyclical Food/Beverage (1.9%), Consumer Cyclical – Services (1.6%), Consumer Cyclical – Automotive (1.1%) and Other (16.3%). The short-term bond fund seeks to obtain the highest possible level of current income consistent with preservation of capital and liquidity. The portfolio is required to maintain an average credit rating of A-. The duration of the portfolio is managed to within +/- one-half year duration of the benchmark. The benchmark for the short-term bond fund is the Barclays Capital 1-to-5-year Government/Credit Index, which includes all medium and larger issues of United States government, investment-grade corporate and investment-grade international dollar-denominated bonds.

For cash flow needs for fiscal year 2019, the State Treasurer issued $1.5 billion in revenue anticipation notes in August, 2018. As in previous years, the notes are expected to be repaid in April, May and June 2019.

In May, 2018, the Governor announced the five-year capital investment plan for fiscal year 2019 through fiscal year 2023. The plan projects $4.51 billion of spending on capital projects, including $2.34 billion of bond capital spending, $1.093 billion of spending from other sources including special obligation bonds, anticipated savings or revenues generated by the projects, and other non-Commonwealth sources such as contributions from campuses, and $1.076 billion of spending supported by federal reimbursements and grants.

LEGAL MATTERS

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. As of November 29, 2018, in the opinion of the Attorney General, no litigation was pending or, to her knowledge, threatened which was likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Programs and Services

From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Rosie D., et al. v. The Governor, United States District Court. In a memorandum of decision dated January 26, 2006, the District Court ruled in favor of a class of Medicaid-recipient children that the Commonwealth failed to provide to children with serious emotional disturbances the home- and community-based mental health services required under the Early and Periodic Screening, Diagnosis and Treatment (“EPSDT”) provisions of the Medicaid Act. In February 2007, the District Court adopted the defendants’ proposed remedial plan, with some modifications, and, in July 2007, entered judgment in accordance with that plan, as modified. The court’s remedial order obliges MassHealth to take the following steps, largely at the Commonwealth’s expense: (1) require pediatric providers to offer standardized behavioral health pediatric screenings; (2) require behavioral health specialists to utilize a standardized behavioral health assessment tool; (3) seek federal approval for certain new or enhanced behavioral health services; (4) implement the enhanced behavioral health services; and (5) develop information technology systems as needed to support data collection to evaluate compliance. The Commonwealth did not appeal from that judgment; instead, MassHealth has implemented all required program changes.

Although the monitoring period had been set to expire December 31, 2012, the court has subsequently extended the monitoring period several times, most recently through December 31, 2018. MassHealth estimates that its implementation of program changes in compliance with the court’s remedial orders will continue to increase its costs, including administrative costs, prospectively by over $20 million annually. The federal judge who presided over this case since its inception is retiring and the case is being transitioned to Judge Richard Stearns. At a hearing on September 27, 2018, the Court entertained motions from the parties regarding: the status of the Commonwealth’s compliance with the judgment; the possible termination of court monitoring and reporting provisions; the legal significance, if any, of certain voluntary “disengagement criteria”; and the modification of the judgment to include monitoring of outpatient therapy. As of November 29, 2018, the parties awaited a decision on whether or when active federal court monitoring will cease and whether additional fiscally-significant obligations will be imposed on the Commonwealth.

Hutchinson et al v. Patrick et al, United States District Court, Massachusetts. This is a class action, commenced in 2007, brought by two organizations and five individuals with brain injuries who are residents of various nursing facilities. Plaintiffs claim that they and a class of between 2,000 and 4,000 brain-injured individuals are entitled to, among other things, placement in community settings. Plaintiffs asserted claims under the Americans with Disabilities Act, the Rehabilitation Act and the Medicaid Act; they sought declaratory and injunctive relief. After the court certified a class in October 2007, the parties engaged in an intensive period of settlement negotiations. In May, 2008, the parties entered into a settlement agreement which was subsequently amended in July 2013 (“Agreement”). Under the terms of the Agreement, the defendants will use the Massachusetts Money Follows the Person Demonstration Project (“MFP Project”) and various waiver programs to provide community residential and non-residential supports in an integrated setting to Massachusetts Medicaid-eligible persons with an acquired brain injury who are in nursing and long-term rehabilitation facilities (“Class Members in Facilities”). Over the six-year term of the Agreement, the defendants are expected to provide between 905 and 1,174 waiver slots for Class Members in Facilities. The exact number of slots to be added will depend on the level of demand for waiver services. The cost of implementing these programs was originally projected to be approximately $386 million, phased in over six years, with approximately half of that amount expected to be reimbursed by the federal government. Year six of the Agreement began on July 1, 2018. The fiscal year 2019 appropriation for funding of the Agreement is approximately $100 million. In fiscal year 2020, after the terms of the Agreement have been fully implemented, the estimated annualized cost to maintain slots added under the agreement will be approximately $112 million (gross) or $56 million (net) state cost.

Medicaid Audits and Regulatory Reviews

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). The federal Health Care Financing Administration (now CMS) asserted in June, 2000 that the portion of the Medicaid program funded by the Commonwealth’s Health Safety Net Trust Fund (formerly the Uncompensated Care Pool) might violate federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought federal waivers for the Commonwealth’s assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the Health Safety Net Trust Fund. The Commonwealth believes that the assessments are within the federal law pertaining to health care-related taxes. In 2017, a change in State law was made to the hospital assessment making a federal waiver for the hospital assessment unnecessary. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. By the end of Health Safety Net fiscal year 2018, the Commonwealth is expected to have collected an estimated $6.657 billion in acute hospital assessments since 1990 and an estimated $3.022 billion in surcharge payments since 1998.

In re: Office of the Inspector General Report Number: A-01-12-0006 (Claiming the correct Federal medical assistance percentage for claim adjustments made to the Form CMS-64). On April 6, 2012, the federal Office of the Inspector General (OIG) initiated an audit of MassHealth’s federal reporting of certain claims with dates of service between January 1, 2006 and December 31, 2010. The OIG issued a draft report on June 3, 2014. MassHealth responded on July 3, 2014, concluding that during the audit period MassHealth over-claimed $105 million in federal financial participation due to timing issues associated with the temporary Federal Medical Assistance Percentages increase due to ARRA and the “void and replace” claiming system used by the Commonwealth’s Executive Office of Health and Human Services (“EOHHS”). EOHHS’ response to the draft report states that MassHealth worked closely with the federal CMS to develop the system it used to submit claims and adjustments for federal matching funds on the CMS form since June 2009, and that CMS validated and accepted the “void and replace” claims adjustment system EOHHS used. The OIG’s audit focused on a specific time period that, based on its calculations, resulted in a federal overpayment to the Commonwealth. Using the OIG’s methodology, there would have been a $108 million federal underpayment to the Commonwealth for the subsequent period of January, 2011 through September, 2013. Based on the OIG’s audit report, MassHealth has implemented the OIG’s interpretation of the claiming rules after the audit period, and has requested increased federal reimbursement totaling approximately $108.2 million from CMS, which will offset OIG’s recommended adjustment. The OIG issued its final report in September, 2014, and did not accept EOHHS’ position. EOHHS pursued this matter further with CMS, which ultimately accepted MassHealth’s position and, after an offset, refunded $3.2 million to the Commonwealth.

Taxes

Comcast of Massachusetts I, Inc. v. Commissioner of Revenue, Mass Appeals Court. On November 10, 2017, the Appellate Tax Board (the “Board”) issued a 209-page Findings of Fact and Report in favor of the Commissioner of Revenue (the “Commissioner”) in 10 consolidated corporate excise cases relative to the tax years 2002 through 2008. The Board had previously issued its Decision for the Commissioner on June 7, 2016. The taxpayers are Comcast of Massachusetts I and a number of its affiliates (the “Taxpayers”). The Taxpayers’ claim arose principally from abatement applications filed by Comcast of Massachusetts I seeking a re-computation of the sales factor of various members of the combined group based on the cost of performance rule; the Taxpayers claimed unsuccessfully that certain revenues originally sourced to Massachusetts should have been sourced to Pennsylvania, where they claimed to have incurred their greatest costs of performance. The Board also ruled with respect to additional issues raised, that:

●

The Taxpayers and certain other members of the Comcast of Massachusetts I group could not deduct so-called intercompany interest expense paid to other members of the Comcast group because the Taxpayers “failed to prove that the claimed interest expenses qualified as true indebtedness.”

●	The Taxpayers “failed to meet their burden of proof in establishing their rights to abatements based upon... federal changes.”
●	Interest expenses related to dividend income that was allocable to Pennsylvania, were equally allocable to Pennsylvania, and not apportionable to Massachusetts.
●	Reimbursement from affiliates at cost did not constitute sales for sales factor purposes.
●

For the year 2004, although the Commissioner committed a processing error in treating $764,786 due for non-income measure purposes as an overpayment of taxes which the Commissioner credited to subsequent tax periods, the tax represented a tax lawfully due and could not be abated.

The Board requested that the parties calculate and resolve any numerical consequences pertaining to respective concessions made at trial. Following this recalculation, the parties reached an agreement regarding the numerical consequences and, as a result, the Commissioner issued a refund in the amount of $47,932,447. The parties filed with the Board a pleading setting forth the dollar value of each concession. With respect to claims not resolved via concessions, the Taxpayers filed a Notice of Appeal with the Board on January 8, 2018 and have docketed their appeal with the Appeals Court. Should the Taxpayers fully prevail, the value, as of November 29, 2018, of refunds they would claim is $91.4 million. Comcast filed its brief on July 26, 2018, and the Commissioner filed his brief on October 26, 2018. Comcast is expected to file a reply brief, after which the Appeals Court is expected to schedule the case for oral argument, possibly in the spring of 2019.

Comcast Corporation & Subsidiaries v. Commissioner of Revenue, Appellate Tax Board. The taxpayers are appealing the Commissioner’s refusal to abate corporate excise tax for the years 2009 through 2011. The sole issue in this case is the computation of the sales factor of various members of the combined group based on the costs of performance rule under G.L c. 63, section 38(f). The Commissioner filed his answer on June 2, 2017. Because this case presents the same legal issue as the other Comcast case summarized above, the parties requested that this case be stayed until resolution of the other Comcast case on appeal. On October 1, 2018, however, the taxpayers filed a new petition with the Board, appealing the Commissioner’s refusal to abate corporate excise tax for the years 2012 through 2014. As in the previous petition, the sole issue is the computation of the sales factor of the various members of the combined group based on the cost of performance rule under G.L. c. 63, § 38(f). Should the taxpayers fully prevail, the value, as of November 29, 2018, of refunds they would claim is $69.1 million.

Northeastern University, et al. v. Commissioner of Revenue (Supreme Judicial Court, Appeals Court, Suffolk Superior Court) and related Brownfields Credits Claims. The plaintiffs in a Superior Court case, three Massachusetts universities, allege that the Commissioner of Revenue (“Commissioner”) wrongfully denied their requests for Brownfields Tax Credits. Legislation in 2006 made not-for-profit institutions eligible, for the first time, to claim tax credits for work those institutions performed to remediate an environmentally contaminated site. (Because not-for-profits do not typically pay corporate excise taxes, against which such a credit may be applied, the legislation also made it possible, for the first time, for taxpayers granted such a credit to “sell” that credit to individuals or corporations who do incur tax liability, so that the buyer can make use of the credit. The law specifies that any unused portion of a credit, as reduced from year to year, can be carried over and applied to a tax liability for any subsequent year, not to exceed five years.) The sole issue in the Northeastern University litigation, filed in August 2014, is whether the nonprofit institutions of higher education may receive a Brownfields Tax Credit for site remediation achieved prior to the taxable year commencing on or after June 24, 2006 (i.e., the effective date of the legislative amendment). The Commissioner denied the plaintiffs’ applications for the credit because the site remediation had been achieved prior to the taxable year commencing on or after June 24, 2006. The plaintiffs prevailed in the Superior Court and, if all other application conditions are met, they would be entitled to tax credits in the cumulative amount of $19 million. The Commonwealth appealed the adverse Superior Court judgment. On December 28, 2017, the Appeals Court, in an unpublished decision, affirmed the Superior Court’s judgment. The Commonwealth filed an application for further appellate review with the Supreme Judicial Court (“SJC”), which the SJC denied on May 4, 2018. As of November 29, 2018, the Department was confirming that all other application criteria are met, and if so, was expected to issue tax certificates.

In the category of Brownfields Credits claims not yet docketed at the Appellate Tax Board (subcategories of pending and unasserted claims), which principally raise legal issues distinct from the Northeastern University claims, the Department of Revenue estimates a total of $113.4 million worth of potential revenue loss, with three of the individual credit amount claims exceeding $10 million.

Other Revenues

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et al., Supreme Judicial Court, Middlesex Superior Court (a/k/a the Tobacco Master Settlement Agreement, Nonparticipating Manufacturer (“NPM”) Adjustment Disputes)

These matters arise under the Tobacco Master Settlement Agreement (“MSA”), entered into in 1998, that settled litigation and claims by Massachusetts and 51 other states or dependencies (collectively the “States”) against the major tobacco manufacturers. Under the MSA, yearly payments made by the Original Participating Manufacturers (“OPMs”) and Subsequent Participating Manufacturers (collectively, the “Participating Manufacturers” or “PMs”) are subject to a number of adjustments. One such adjustment is the Non-Participating Manufacturer (“NPM”) Adjustment, which can be triggered if the PMs suffer a specified market share loss as compared to their market share during the base year 1997. Under the MSA, a nationally recognized economic firm selected jointly by the States and the PMs must make a determination that “the disadvantages experienced” by the PMs as a result of complying with the MSA were “a significant factor contributing to the Market Share Loss” for a given year. Even if such a determination is made, the States can still avoid the NPM adjustment if it is determined that the States “diligently enforced” their individual NPM Escrow Statutes.

(a)

(2004 NPM Adjustment) The PMs sought to reduce, by approximately $1.1 billion, the MSA payments they made to the States for 2004 sales and so they deposited a portion of this amount into a disputed payment account pending a resolution of this claim. A determination was made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs and the States arbitrated the 2004 NPM Adjustment. In June 2017, however, the PMs decided not to contest the Commonwealth’s diligence in 2004. Accordingly, the Commonwealth no longer has any risk of loss concerning the 2004 NPM Adjustment.

(b)

(2005 NPM Adjustment) In the same manner as described above, the PMs sought to reduce, by approximately $753 million, the MSA payments they made to the States for 2005 sales. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2005 following the conclusion of the 2003 NPM Adjustment Arbitration proceedings. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $30 million, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2005 sales, depending upon the outcome of similar NPM proceedings against other states.

(c)

(2006 NPM Adjustment) In the same manner as described above, the PMs sought to reduce, by approximately $704 million, the MSA payments they made to the States for 2006 sales. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2006 following the conclusion of the 2003 NPM Adjustment Arbitration proceedings. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $7 million, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2006 sales, depending upon the outcome of similar NPM proceedings against other states.

(d)

(2007 NPM Adjustment) In the same manner as described above, the PMs sought to reduce, by approximately $791 million, the MSA payments they made to the States for 2007 sales. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2007 following the conclusion of the 2003 NPM Adjustment Arbitration proceedings. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $8.8 million, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2007 sales, depending upon the outcome of similar NPM proceedings against other states.

(e)

(2008 NPM Adjustment) In the same manner as described above, the PMs sought to reduce, by approximately $888 million, the MSA payments they made to the States for 2008 sales. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2008 following the conclusion of the 2003 NPM Adjustment Arbitration proceedings. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $900,000, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2008 sales, depending upon the outcome of similar NPM proceedings against other states.

(f)

(2009 NPM Adjustment) In the same manner as described above, the PMs sought to reduce, by approximately $859 million, the MSA payments they made to the States for 2009 sales. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs have not yet notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2009. If the matter is arbitrated and the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $1.3 million, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2009 sales, depending upon the outcome of similar NPM proceedings against other states.

(g)

(2010 NPM Adjustment) In the same manner as described above, the PMs sought to reduce, by approximately $873 million, the MSA payments they made to the States for 2010 sales. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs have not yet notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2010. If the matter is arbitrated and the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $500,000, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2010 sales, depending upon the outcome of similar NPM proceedings against other states.

(h)

(2011 NPM Adjustment) In the same manner as described above, the PMs sought to reduce, by approximately $728 million, the MSA payments they made to the States for 2011 sales. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs have not yet notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2011. If the matter is arbitrated and the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $500,000, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2011 sales, depending upon the outcome of similar NPM proceedings against other states.

(i)

(2012 NPM Adjustment) In the same manner as described above, the PMs sought to reduce by approximately $797 million, the MSA payments they made to the States for 2012 sales. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs have not yet notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2012. If the matter is arbitrated and the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $300,000, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2012 sales, depending upon the outcome of similar NPM proceedings against other states.

(j)

(2013 NPM Adjustment) In the same manner as described above, the PMs sought to reduce by approximately $823 million, the MSA payments they made to the States for 2013 sales. This amount is subject to revision until a Final Calculation in March 2018. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs have not yet notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2013. If the matter is arbitrated and the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $500,000, plus interest, up to but not exceeding the full amount of the state’s MSA payment for 2013 sales, depending upon the outcome of similar NPM proceedings against other states.

(k)

(2014 NPM Adjustment) In the same manner as described above, the PMs sought to reduce by approximately $838 million, the MSA payments they made to the States for 2014 sales. This amount is subject to revision until a Final Calculation in March 2019. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs have not yet notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2014. The largest PMs have not yet had an opportunity to designate funds related to 2014 sales as disputed and place the funds in escrow. Until they have had such an opportunity and Final Calculations are received in March 2019 the Commonwealth’s potential exposure cannot be determined.

(l)

(2015 NPM Adjustment) In the same manner as described above, the PMs sought to reduce by approximately $910 million, the MSA payments they made to the States for 2015 sales. This amount is subject to revision until a Final Calculation in March 2020. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs have not yet notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2015. The largest PMs have not yet had an opportunity to designate funds related to 2015 sales as disputed and place the funds in escrow. Until they have had such an opportunity and Final Calculations are received in March 2020, the Commonwealth’s potential exposure cannot be determined.

(m)

(2016 NPM Adjustment) In the same manner as described above, the PMs sought to reduce by approximately $900 million, the MSA payments they made to the States for 2016 sales. This amount is subject to revision until a Final Calculation in March 2021. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs have not yet notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2015. The largest PMs have not yet had an opportunity to designate funds related to 2015 sales as disputed and place the funds in escrow. Until they have had such an opportunity and Final Calculations are received in March 2021, the Commonwealth’s potential exposure cannot be determined.

(n)

(2017 NPM Adjustment) In the same manner as described above, the PMs seek to reduce by approximately $896 million, the MSA payments they made to the States for 2017 sales. This amount is subject to revision until a Final Calculation in March 2022. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs have not yet notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2017. The largest PMs have not yet had an opportunity to designate funds related to 2017 sales as disputed and place the funds in escrow. Until they have had such an opportunity and Final Calculations are received in March 2022, the Commonwealth’s potential exposure cannot be determined.

Environment

In re Massachusetts Military Reservation (pre-litigation). The Commonwealth, through the Executive Office of Energy and Environmental Affairs, the Department of Environmental Protection and the Attorney General’s office, were engaged in discussions with federal Natural Resource Trustees, including the United States Army and Air Force, the Department of the Interior and the National Oceanic and Atmospheric Administration, and private contractors regarding natural resource damages at the Massachusetts Military Reservation on Cape Cod. Federal Trustees and private contractors claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation and are responsible for response actions and related clean-up activities. The assessment process for natural resource damages is set out in federal regulations and has not been completed as of November 29, 2018. While no recent comprehensive estimate of natural resource damages and response actions was available as of December 28, 2018, it is expected that the damages and response actions may cost at least tens of millions of dollars. In 2013, the State and federal trustees reopened preliminary discussions per a Trustee Council resolution on a potential settlement framework.

Other

McHugh et al v. Commonwealth et al., Suffolk Superior Court. Four Massachusetts Department of Environmental Protection (“DEP”) contract employees have filed a purported class action suit against the Commonwealth, DEP, and the Commissioner of DEP, Martin Suuberg. The suit alleges that Commonwealth entities (including but not limited to DEP) are hiring and employing contract employees as long-term replacements for full-time state employees and not providing them employment benefits. Plaintiffs purport to bring suit on behalf of approximately 3,330 to 7,600 similarly situated individuals who are or have been employed by the Commonwealth or DEP for a period of three or more years. Plaintiffs assert claims under the United States and Massachusetts Constitutions, a variety of Massachusetts statutes, and the common law. Plaintiffs seek monetary damages as well as declaratory and injunctive relief. Defendants moved to dismiss all claims brought against them. Subsequently, plaintiffs filed an opposition to the motion to dismiss and a cross-motion to amend the complaint. The Court allowed the cross-

motion to amend and took no action on the motion to dismiss, canceling a February 2018 hearing. On April 11, 2018, plaintiffs filed an amended complaint which asserts claim similar to those contained in the original action, and substitutes Michael J. Heffernan, Secretary of the Executive Office for Administration and Finance, as a defendant in place of Commissioner Suuberg. Defendants filed a motion to dismiss the amended complaint on June 25, 2018. The parties argued the motion to dismiss on October 2, 2018.

Drug Testing Laboratory disputes. In 2012 and 2013, charges were brought against two chemists, working in two separate Commonwealth drug testing laboratories, alleging malfeasance by such chemists in the handling and testing of laboratory samples and/or the adulteration or theft of seized drugs used as evidence in criminal cases. As a result of the subsequent convictions of these two chemists, and following judicial review, more than 21,000 criminal cases potentially affected by altered drug evidence from one of the laboratories were vacated or dismissed, with only a few hundred potentially affected criminal cases remaining open for re-prosecution. Pursuant to a court order, indigent defendants in the cases that remain who wish to pursue vacatur or a new trial will be assigned counsel, at state expense. The number of criminal cases potentially affected by altered drug evidence from the second laboratory has not yet been established, but is expected to exceed 10,000. To date, more than 8,000 convictions have been identified for dismissal. In actions relating to the second laboratory, a court found that, in addition to the chemist’s malfeasance, two former prosecutors “tampered with the fair administration of justice” and perpetrated “a fraud upon the court” by deliberately concealing documents relevant to the chemist’s actions, with implications for many more drug tests conducted by this second testing laboratory. Notwithstanding the court also finding that with the exception of the identified chemist’s work, the second laboratory was “free from any deficiency in analytical procedure, was kept in an orderly fashion, and that work flowed through the lab smoothly,” the Supreme Judicial Court recently expanded the Commonwealth’s potential liability, ordering, in relevant part, that all convictions based on evidence tested at the second laboratory on or after January 1, 2009 must be vacated and dismissed, regardless of the chemist who signed the drug certificate, as well as all methamphetamine convictions where the drugs were tested at the second laboratory during the convicted chemist’s tenure. See Committee for Public Counsel Services, et al. v. Attorney General of Massachusetts, et al., SJC-12471 (Oct. 11, 2018).

There are a number of ongoing civil actions, in both state and federal court, relating to the rights of those criminal defendants potentially affected by the malfeasance of the two chemists and the prosecutorial misconduct described above, and more are expected. See, e.g., Penate v. Kaczmarek et al.,United States District Court, Massachusetts, in which the plaintiff alleges civil rights violations under 42 U.S.C. § 1983 and seeks approximately $5.7 million in compensatory and punitive damages, interest, costs, and attorneys’ fees. The potential claims of other criminal defendants against the Commonwealth and other officials are likely to range from: restitution for the fees and costs imposed on and incurred by the criminal defendants, including for uncompensated labor; erroneous conviction; negligence of the Commonwealth in supervising the laboratories and their employees; and potential civil rights violations under federal law. To date, plaintiffs have sought, and may in the future seek, compensatory as well as punitive damages, interest, costs and attorneys’ fees. In addition, in Nelson v. Colorado, 137 S. Ct. 1239 (2017), the United States Supreme Court declared that when a criminal conviction is invalidated by a reviewing court and no retrial will occur, a state is obliged to refund fees, court costs, and any restitution exacted from a defendant upon, and as a consequence of, the conviction. Based on this Supreme Court decision, a purported class action has been filed on behalf of the criminal defendants whose convictions were vacated as the result of the potentially tainted drug tests in the two laboratories, seeking “refund of all Case-Related Payments, payment for all Uncompensated Labor, and return of all Forfeited Property.”Foster, et al. v. Commonwealth, et al., United States District Court, Massachusetts. Additionally, in two similar state court cases, the Supreme Judicial Court, following the Nelson holding, ruled that defendants have due process rights to the refund of fees, fines and restitution paid by a defendant as a consequence of a later invalidated conviction when it is determined that the case will not or cannot be retried. See Commonwealth v. Martinez, SJC-12479; see also Commonwealth v. Green, SJC-12480.

Given the tens of thousands of cases from both laboratories potentially affected, there likely will be continuing significant, but as yet undetermined, costs to the Commonwealth in remedying alleged malfeasance, including: vendor costs for information gathering and administration of exaction refunds; costs to investigate and defend the civil complaints alleging State liability in both State and federal courts as described above. As of November 29, 2019, net appropriations (minus cuts and reversions) from fiscal year 2013 onward to rectify the consequences of the drug testing lab-related misconduct total approximately $23.4 million, including a $1.9 million appropriation for fiscal year 2019. Based on the court decisions to date and depending on the outcomes of the additional cases filed to date and cases that may be filed in the future, the Commonwealth could be required to budget for millions of dollars’ worth of refundable exactions, settlements, and administrative expenses.

* * * * *

ADDITIONAL CONSIDERATIONS

Massachusetts municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Massachusetts state personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

Appendix E

ADDITIONAL INFORMATION CONCERNING

NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of New York (“New York” or the “State”). The sources of payment for New York municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in its Annual Information Statement (“AIS”), dated July 2, 2018, as updated on September 24, 2018 and December 4, 2018. The Funds have not verified the accuracy, completeness or timeliness of the information contained in the AIS. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such AIS and are subject to risks and uncertainties that may cause actual results to differ materially.

ECONOMY

New York is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important hub for international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The National Economy

The national economy grew 3.5 percent in the third quarter of calendar year 2018, following 4.2 percent growth in the second quarter of calendar year 2018. The third quarter was propelled primarily by stronger than expected household spending growth of 4.0 percent and a large swing in the change in private inventories from a decline of $36.8 billion in the second quarter to a $76.3 billion increase in the third quarter of businesses seeking to avoid or minimize the impact of tariffs on their input costs. However, as of December 4, 2018, the most recent data indicated that global economic growth is slowing and rising interest rates are having an adverse impact on domestic growth. Thus, as the impact of the Federal tax cuts fades, interest rates rise, and global growth slows, the Division of Budget (“DOB”) projected as of December 4, 2018 that the U.S. economy will decelerate in the fourth quarter of 2018 and slow even further in 2019. U.S. real GDP growth was estimated to fall from 2.9 percent in 2018 to 2.7 percent in 2019. Although the overall outlook represents an upward revision from the Enacted Budget Financial Plan forecast, the risks have, in the opinion of the State, heightened significantly going forward.

The State’s view, as of December 4, 2018, was that the strong labor market, coupled with moderate growth in wages, continued to support solid growth in household spending. Average quarterly real consumption growth had accelerated from 1.8 percent during the first half of the expansion to 3.0 percent during the more recent period starting in the first quarter of calendar year 2014. Household spending had been further buoyed in 2018 by the tax reductions embodied in the Federal Tax Cuts and Jobs Act (“TCJA”). However, the State expected the impact of the tax cuts to taper gradually starting in the first quarter of 2019. After growing 2.5 percent in 2017, real household spending growth had been revised up to 2.7 percent for both 2018 and 2019 on an annual average basis, but was expected to fall to 2.2 percent by 2020. One factor offsetting the positive impact of a lower tax bite on consumer spending has been a moribund housing market. Although long-term mortgage rates remain low from a historical perspective, their recent rise appears to be having a negative impact on the demand for new homes. As of December 4, 2018, the DOB estimated real growth in residential fixed investment of 0.4 percent for 2018 and 1.7 percent for 2019, representing a downward revision from the Enacted Budget Financial Plan forecast.

The private sector labor market added 206,000 jobs per month during the first 10 months of 2018, well above the average monthly gain of 179,000 during 2016 and 2017. Although weather events likely contributed to recent labor market volatility as of December 4, 2018, the State considered it likely that job gains would decelerate going forward as labor market slack continues to diminish. The conventional unemployment rate had averaged 3.9 percent over the first 10 months of 2018, fully half a percentage point below its pre-recession level. A broader measure of the unemployment rate that includes workers who are marginally attached to the labor force had also fallen below its pre-recession level as of December 4, 2018, while the percentage of the workforce working part-time, a measure of underemployment, was inching closer to where it was before the Great Recession. Moreover, evidence of labor shortages emerged in a number of sectors requiring special skills, such as construction and manufacturing. As of December 4, 2018, total nonagricultural employment growth of 1.6 percent was projected for 2018, modestly above the Enacted Budget Financial Plan forecast, followed by 1.4 percent growth in 2019.

Business investment growth substantially improved during the first half of 2018, driven mainly by increasing global demand for U.S. exports, expanded energy sector production, and a lift from the TCJA. However, the most recent data as of December 4, 2018, suggested that the impact of all of these developments on investment growth may have peaked. Moreover, tariffs were winding their way through the supply chain, significantly raising input costs for some manufacturing firms. As of December 4, 2018, the most recent round of tariffs imposed by the US on another $200 billion of Chinese imports was expected to further slow domestic demand, and modestly boost inflation. With easing global growth and a strengthening dollar, the State believed net exports might become even more of a drag on national economic growth in 2019. Consequently, as of December 4, 2018, real export growth had been revised down to 4.3 percent for 2018 and down to 3.4 percent for 2019. As of December 4, 2018, real business fixed investment growth of 6.9 percent was estimated for 2018, which was stronger than the Enacted Budget Financial Plan forecast. But with provisions of the TCJA thought by the State likely to have pulled some spending forward into the first half of 2018, real business fixed investment growth had been revised down to 4.4 percent for 2019.

As of December 4, 2018, inflation had picked up modestly. Rising energy prices had led to a 2.5 percent rise in consumer prices for the first 10 months of 2018, following 2.1 percent inflation for all of 2017. In the meantime, core CPI inflation, which excludes the volatile food and energy components, had also accelerated in 2018 from 1.8 percent in 2017 to 2.1 percent over the first 10 months of 2018. However, inflation remained moderate from a historical perspective and well within the Federal Reserve’s target range. Moreover, domestic oil prices had fallen close to 20 percent, as evidence of slowing global growth is compounded by recent growth in supply and the uncertainty associated with a complicated geopolitical landscape on supply. Consumer price inflation of 2.5 percent was estimated for 2018 on annual average basis, falling to 2.3 percent for 2019. However, the uncertainty surrounding both future energy prices and the impact of present and future tariffs represent substantial risks to this forecast.

A tightening labor market also represents a risk to DOB’s inflation forecast. As of December 4, 2018, wage growth of 4.8 percent was projected for 2018, three-tenths of a percentage point higher than the Enacted Budget Financial Plan forecast. Overall personal income growth of 4.5 percent was estimated for 2018, three-tenths of a percentage point above the Enacted Budget Financial Plan estimate. In addition to stronger growth in pre-tax income, after-tax disposable income was expected as of December 4, 2018 to continue to be supported by Federal income tax cuts before their simulative impact fades in 2019. With the national economy continuing to exhibit strength as of December 4, 2018, the Federal Reserve has stayed on its interest rate normalization path, raising its federal funds rate target three times during 2018. Although the Federal Reserve appeared, as of December 4, 2018, poised to raise rates again in December 2018, and possibly three more times in 2019, the risk of a policy error in this environment of relatively low wage and price inflation is becoming substantial.

Despite rising short-term rates, long-term interest rates have failed to sustain a commensurate rise. As a result, the yield curve, which tracks the difference between long- and short-term rates, remains relatively flat as of December 4, 2018. Since yield curve inversion, which occurs when short-term rates actually exceed long-term rates, often precedes a recession, a flattening curve can be a cause of concern. But even in the absence of inversion, a flat yield curve could in the State’s opinion put downward pressure on banking system profits, particularly given that, as of December 4, 2018, the rates that banks pay their depositors were finally rising from their historically low levels, as banks were forced to compete with the rise in risk-free short-term Treasury yields. The Federal Reserve Bank of New York breaks down long-term treasury bond yields into two components: (1) expectations for future risk-neutral short-term interest rates, which as of December 4, 2018 had been trending higher consistent with recent monetary policy moves, and (2) a term premium to compensate for the inflation risk associated with holding a multi-period instrument, which as of December 4, 2018 was near historic lows. Low inflation expectations and central bank purchases of long-duration assets to promote the recovery from the Great Recession were, in the State’s view, the main forces that held term premia down. Term premia were expected, as of December 4, 2018, to increase as the Federal Reserve shrinks its balance sheet and inflation expectations firm, but this rebalancing was occurring quite slowly. For example, the 10-year Treasury yield as of December 4, 2018 was roughly where it was at the end of September 2018, when the Federal Reserve raised its federal funds rate target by a full 25 basis points. This sluggishness was due in large part to the safe haven status of US Treasury securities and in the opinion of the State is therefore likely to persist, particularly as the global economy decelerates. As of December 4, 2018, DOB expected the 10-year Treasury yield to continue to rise only gradually, approaching 4 percent by the end of 2020.

Risks to the current national economic outlook remain. Slower global growth than projected could result in lower demand for US exports, resulting in weaker growth in corporate profits, investment, and employment than reflected in this forecast. The disruption of trade flows due to the uncertainty surrounding tariffs could represent a significant setback for the manufacturing sector if firms delay production plans. In addition, if tariffs result in even higher input prices than anticipated, the relatively benign inflation environment could deteriorate, possibly resulting in lower job and investment growth than reflected in the State’s forecast. Higher inflation than anticipated could induce the Federal Reserve to tighten even faster than expected, which could result in slower household spending and residential construction growth. The risks associated with tariffs, rising interest rates, and the impact of slower global growth on corporate earnings had injected a large degree of volatility into equity markets in December 2018. Lower and more volatile equity prices can result in lower household spending through both the wealth effect and as a signal that the road ahead is uncertain. This volatility could be further exacerbated by the risk surrounding the long-term impact of Federal tax reductions on budget deficits and the national debt.

On the positive side, if the impact of Federal tax reform on consumer spending and business investment is stronger than projected without significantly raising inflation, stronger growth in employment, wages, and the overall economy could result. Recent data as of December 4, 2018, indicated that year-over-year growth in the inventory of existing single-family homes has been tilting up since June 2018 after dropping for an unprecedented 36 straight months. If rising inventories result in slower home price growth, the resulting rise in home affordability could stimulate greater home sales than projected as of December 4, 2018, which in turn could fuel stronger household spending than reflected in the State’s forecast.

The New York State Economy

As of December 4, 2018, New York State private sector job growth appeared to be stabilizing at a historically healthy rate. The State’s leading industrial sectors continued to be healthcare, management and administrative services, information, education, and construction. In contrast, the manufacturing, wholesale trade, and retail trade sectors continued to exhibit losses, while growth in the leisure and hospitality sector and the professional, scientific, and technical services sector slowed. On balance, State private sector job growth remained strong, with growth of 1.5 percent estimated for 2018, representing an upward revision of 0.2 percent from the Enacted Budget Financial Plan forecast. Slower growth of 1.3 percent was projected for 2019 as national and global economic growth moderates, which represents an upward revision of 0.1 percent above the Enacted Budget Financial Plan forecast.

Finance and insurance sector bonuses were estimated to have grown 13.7 percent for the fiscal year (“FY”) 2018 bonus season, the strongest growth in four years. This growth was associated with an impressive 2017 revenue performance for New York Stock Exchange member firms that was the strongest since 2006. However, FY 2018 Wall Street bonuses are also suspected to have been buttressed by one-time payments associated with the reduction in the corporate tax rate embodied in the TCJA. As of December 4, 2018, the State did not expect these payments to recur in FY 2019. Consequently, finance and insurance sector bonuses, which had been revised downward since the Enacted Budget Financial Plan forecast, were expected to fall 2.3 percent for FY 2019. Overall wage growth of 3.8 percent was estimated by the State for FY 2019, following upwardly revised growth of 4.7 percent for FY 2018.

In September 2018, the U.S. Bureau of Economic Analysis (“BEA”) published a comprehensive revision to its state-level personal income estimates going back to 1947. The $68.5 billion revision in the State personal income estimate for the 2018 State fiscal year was an unusually large 2.2 percentage points, raising growth to 6.1 percent from the initial estimate of a 3.9 percent increase. The revision to BEA’s estimate of State wages aligned BEA’s estimate more closely to the source data, the Quarterly Census of Employment and Wages. Although over half of total State personal income is comprised of wages, the September 2018 revision to wages accounted for only 13 percent of the total personal income revision for FY 2018.

The source data for two other large personal income components property income and proprietors’ income - includes state tax return data, through with a lag. Property income accounted for 30 percent of the total value of the FY 2018 revision. Finally, a significant contributor to the large upward revision to proprietors’ income was the incorporation of results from the 2008-2010 IRS Tax Gap study. The IRS defines the tax gap as the amount of tax liability faced by taxpayers that is not paid on time and is thus a measure of tax compliance. Since the incorporation of the 2008-2010 study was the first since the incorporation of results from the 2006 study in 2012, the associated revision was substantial. Proprietor’s income accounts for 47 percent of the total FY 2018 revision. Together, the revisions to these three income components comprise just under 90 percent of the total revision to FY 2018 New York personal income. However, as suggested by the data, FY 2018 personal income growth is anticipated by the State to look quite different by the next comprehensive revision, three to five years from now.

Although the State’s private-sector labor market had, as of December 4, 2018, stabilized at a healthy pace of growth, there are many risks to the forecast. All the risks to the U.S. forecast apply to the State forecast as well, although, as the nation’s financial capital, both the volume of financial market activity and the volatility in equity markets pose a particularly large degree of uncertainty for New York. The uncertainty surrounding the macroeconomic outlook for the national and global economies is amplified in the financial markets, as demonstrated by the 10 percent decline in S&P 500 equity prices as of December 4, 2018, from a market peak realized in September 2018. Risks related to the impact of tariffs, the strong dollar, and weakening global growth are expected by the State to continue to create volatility and restrain equity market growth over the near-term. Due to the disproportionate global tilt of financial markets, the State’s finance sector is particularly vulnerable to these risks. Financial markets also tend to amplify the perturbations associated with shifting monetary policy, as businesses and investors adjust to interest rates that are approaching their highest levels in ten years. Weaker and/or more volatile markets than anticipated could result in weaker bonus and wage growth, as well as lower realizations of taxable capital gains than reflected in the Enacted Budget Financial Plan forecast. In contrast, stronger equity markets, along with stronger national and global growth, could result in stronger employment and wage growth than is reflected in the State’s forecast.

OVERVIEW OF THE FINANCIAL PLAN

Summary

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As of December 4, 2018, the Updated Financial Plan for FY 2019 is expected to remain in balance on a cash basis in the General Fund. Estimates for General Fund disbursements have been reduced in each year of the Updated Financial Plan, based on a review of operating results and other information. Annual spending growth in State Operating Funds was estimated at 2 percent, consistent with the Enacted Budget Financial Plan.

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As of December 4, 2018, DOB is making no changes to the projections set forth in the Enacted Budget Financial Plan, aside from recognizing the receipt of several monetary settlements and certain accounting reclassifications to align estimates with results. These revisions had no net impact on operating projections.

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As of December 4, 2018, the Updated Financial Plan projections reflected $335 million in monetary settlement payments from firms that have engaged in conduct that violates New York State laws and regulations. These settlement payments will remain in the General Fund until a decision is made on their use. The Legislature ended its regular session in June 2018. In the months following, bills approved by both houses were be delivered to the Governor for his review. Any bills with a material fiscal impact that were or are approved by the Governor will be reflected in future updates to the Financial Plan, as appropriate. As of December 4, 2018, Extraordinary Monetary Settlements held in reserve in the General Fund are expected to total $3.95 billion at the close of FY 2019, of which $411 million had not been designated for specific purposes. In addition, the General Fund is expected to maintain $1.8 billion in rainy day reserves, $500 million for debt management, and smaller balances in other reserves. Pursuant to an October 18, 2018 Settlement Agreement between Wells Fargo & Company (“Wells Fargo”) and the New York State Office of the Attorney General, Wells Fargo paid a $65 million penalty pertaining to Wells Fargo’s representations to investors regarding its cross-selling business model and publicly reported cross-sell metrics. This Extraordinary Monetary Settlement has not been reflected in the Updated Financial Plan.

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On September 4, 2018, the United University Professions (“UUP”) ratified a six-year collective bargaining agreement that includes academic years 2017 through 2022. The agreement provides for a 2 percent general salary increase in each year of the contract, and additional compensation changes, which are partly offset by changes to benefits within the New York State Health Insurance Program (“NYSHIP”). The agreement is estimated to cost approximately $225 million in FY 2019. SUNY (“State University of New York System”) is responsible for funding the costs of the agreement, with the exception of the related fringe benefit costs, which are paid by the State.

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On October 10, 2018, the Police Benevolent Association of the New York State Troopers (“NYSTPBA”) ratified a five-year collective bargaining agreement for the period of FY 2019 through FY 2023. The agreement provides for a 2 percent annual general salary increase in each year of the contract, and additional compensation changes, which are partly offset by changes to benefits within NYSHIP, and are similar to changes made in the UUP and Civil Service Employees Association (“CSEA”) collective bargaining agreements. As of December 4, 2018, it was expected that costs would be funded within agency operating budgets, consistent with the treatment of other negotiated salary increases.

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On July 17, 2018, the State, joined by Connecticut, Maryland, and New Jersey, filed a lawsuit intended to protect New York taxpayers from the new Federal limit on the State and Local Tax (“SALT”) deduction. The lawsuit argues that the new SALT deduction limit was enacted to target New York and similarly situated states, that it interferes with states’ rights to make their own fiscal decisions, and that it will disproportionately harm taxpayers in these states.

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On July 31, 2018, the State received a $1 billion payment from Fidelis Care, a nonprofit insurer associated with the Catholic Diocese of New York. The payment was made in connection with the sale of substantially all its assets to Centene Corporation, a for-profit health insurer based in St. Louis, Missouri, allowing that entity to enter New York’s health insurance marketplace. Consistent with previous transactions of similar nature in New York, the transaction was subject to regulatory approval by the Department of Health (“DOH”), Department of Financial Services (“DFS”) and the Office of the Attorney General. The timing of the transaction and receipt of the initial payment is consistent with the estimates included in the Enacted Budget Financial Plan.

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The Updated Financial Plan projections for FY 2020 and thereafter assume that the Governor will continue to propose, and the Legislature will continue to enact, balanced budgets in future years that limit annual growth in State Operating Funds to no greater than 2 percent. The spending benchmark is calculated using the cash basis of accounting and based on the current composition of the State Operating Funds perspective as reported by DOB. The General Fund operating projections for FY 2020, FY 2021, and FY 2022 are calculated based on this assumption. As of December 4, 2018, DOB expected that specific proposals to limit annual spending growth in State Operating Funds to 2 percent will be included in future budget proposals.

Second Quarter Operating Results (General Fund)

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The State ended September 2018 with a General Fund cash balance of $6.5 billion, $533 million above the estimate in the Enacted Budget Financial Plan. The higher balance is mainly attributable to lower spending for agency operations and capital projects, and receipt of unplanned Extraordinary Monetary Settlements.

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Receipts, including transfers from other funds, totaled $35.9 billion through September 2018. Tax receipts were generally consistent with the Enacted Budget Financial Plan estimates. Non-tax receipts were approximately $262 million above planned levels due mainly to the receipt of Extraordinary Monetary Settlements.

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Disbursements, including transfers to other funds, totaled $38.9 billion through September 2018, $350 million lower than initial projections in the Enacted Budget Financial Plan. Lower spending for local assistance reflects payments for education, higher education, and social services programs. As of December 4, 2018, it is expected that many of these payments will occur by the end of the third quarter of FY 2019. However, some of the spending reduction has been recognized in the downward revisions to certain categories of disbursements in the Updated Financial Plan. In addition, certain General Fund transfers to other funds were not needed in the first half of FY 2019, as spending for capital projects and other purposes occurred more slowly than expected. These transfers were expected to be made later in FY 2019.

Receipts

As of December 4, 2018, General Fund receipts, including transfers from other funds, were projected to total $72.8 billion in FY 2019, an increase of $135 million from the Enacted Budget Financial Plan. The annual change is impacted by the shift of an estimated $1.9 billion in Personal Income Tax (“PIT”) receipts from FY 2019 into FY 2018 due to the TCJA and the payment of $500 million in additional PIT refunds in the last quarter of FY 2018.

As of December 4, 2018, General Fund PIT receipts, including transfers after payment of debt service on State PIT Revenue Bonds, were expected to total $46.4 billion, an annual decrease of $580 million. Excluding the shifts described above, the underlying PIT growth of roughly 6.0 percent was consistent with forecasted economic growth and revisions based on April 2018 results.

As of December 4, 2018, General Fund consumption/use tax receipts, including transfers after payment of debt service on Local Government Assistance Corporation (“LGAC”) and Sales Tax Revenue Bonds, were estimated to total $13.4 billion, an annual increase of $207 million (1.6 percent). This reflects projected growth in disposable income and taxable consumption.

As of December 4, 2018, General Fund business tax receipts were estimated at $5.6 billion, an increase of $710 million (14.4 percent). This growth was due to projected increases in corporate profits and new for-profit insurance providers subject to a premium insurance tax.

As of December 4, 2018, other tax receipts to the General Fund were expected to total $2.0 billion including transfers after payment of debt service on Clean Water/Clean Air bonds, a decrease of $221 million (9.7 percent), reflecting a return to an average number of estate tax payments exceeding $25 million.

As of December 4, 2018, non-tax receipts were estimated at $3.9 billion, an increase of $578 million. The growth was mainly due to the expected transfer of resources from the Health Care Transformation Fund.

General Fund receipts are affected by the deposit of dedicated taxes in other funds for debt service and other purposes, the transfer of balances between funds of the State, and other factors.

Disbursements

As of December 4, 2018, General Fund disbursements, including transfers to other funds, were expected to total $75.8 billion in FY 2019, a decrease of $817 million from the Enacted Budget Financial Plan projections.

As of December 4, 2018, local assistance grants were expected to total $49.3 billion in FY 2019, an annual increase of $3.2 billion (7.0 percent). The largest increases include $1.0 billion for School Aid (on a State fiscal year basis) and $971 million for Medicaid.

As of December 4, 2018, General Fund disbursements for agency operations, including fringe benefits and fixed costs, were expected to total $14.8 billion, an annual increase of $979 million (7.1 percent). Personal and non-personal service costs increase $685 million from FY 2018, reflecting increased personal service costs driven by labor agreements. Fringe benefit costs associated with State employees, including retiree health insurance costs, were expected to increase by $294 million (5.3 percent), mainly due to negotiated rate increases reflecting medical cost inflation and enrollment levels. The State’s costs for workers’ compensation were expected, as of December 4, 2018, to increase by $174 million, due to underlying growth in the average weekly wage benefit and medical costs ($69 million), as well as a reduction in other resources available to offset costs ($105 million).

As of December 4, 2018, General Fund transfers to other funds were estimated to total $9.6 billion, an increase of $104 million. The increase is mainly due to transfers for capital projects (excluding transfers funded with Extraordinary Monetary Settlements), reflecting the timing of General Fund capital reimbursements from bond proceeds.

General Fund disbursements are affected by the level of financing sources available in other funds, transfers of balances between funds of the State, and other factors that may change from year to year.

Closing Balance for FY 2019

As of December 4, 2018, DOB projected that the State would end FY 2019 with a General Fund cash balance of $6.5 billion, a decrease of $3.0 billion from FY 2018. The General Fund closing balance, excluding Extraordinary Monetary Settlements, is estimated at $2.5 billion, or $1.9 billion lower than the closing balance at the end of FY 2018. The change was due almost entirely to the expected use of the $1.9 billion in cash received in FY 2018 attributed to taxpayer behavior, principally the acceleration of tax payments in response to the Federal limit on SALT deductibility, which became effective January 1, 2018.

Balances in the State’s principal “rainy day” reserves, the Tax Stabilization Reserve and the Rainy Day Reserve, were expected, as of December 4, 2018, to remain unchanged at $1.8 billion. The Updated Financial Plan continues to maintain a reserve of $500 million for debt management purposes. DOB will decide on the use of these funds based on market conditions, financial plan needs, and other factors.

As of December 4, 2018, the balance from Extraordinary Monetary Settlements was expected to total $3.9 billion at the close of FY 2019, a decrease of $1.1 billion from FY 2018. The anticipated decrease reflects the use of Extraordinary Monetary Settlements to fund activities appropriated from other funds ($937 million); the Metropolitan Transit Authority (“MTA”) Subway Action Plan ($194 million); and general operations ($383 million), partly offset by the receipt of settlement payments to date in FY 2019 ($518 million less $75 million retained by the Department of Law in other funds).

As of December 4, 2018, DOB expected that the State would have sufficient liquidity in FY 2019 to make all planned payments as they become due. The State continued to reserve General Fund resources on a quarterly basis for debt service payments. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds and Sales Tax bonds, continued to be set aside as required by law and bond covenants.

Cash Flow

State Finance Law authorizes the General Fund to borrow money temporarily from available funds held in the Short-Term Investment Pool (“STIP”). Money may be borrowed for up to four months, or until the end of the fiscal year, whichever period is shorter. As of December 4, 2018, the State last used this authorization in April 2011 when the General Fund needed to borrow funds from STIP for a period of five days. The amount of resources that can be borrowed by the General Fund is limited to available balances in STIP, as determined by the State Comptroller. Available balances include money in the State’s governmental funds and a relatively small amount of other money belonging to the State. Several accounts in Debt Service Funds and Capital Projects Funds that are part of All Governmental Funds are excluded from the balances deemed available in STIP. These excluded funds consist of bond proceeds and money obligated for debt service payments.

As of December 4, 2018, DOB expected that the State would have sufficient liquidity in FY 2019 to make all planned payments as they become due without having to temporarily borrow from STIP. The State continues to reserve money on a quarterly basis for debt service payments financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds and Sales Tax bonds, continued to be set aside as required by law and bond covenants.

APRIL - JUNE 2018 OPERATING RESULTS

All Governmental Funds – Results Compared to Prior Year

Comparing 2018 to 2017, for the period of April through September, all Governmental Funds receipts were nearly $4.5 billion higher than during the same period of the prior year. DOB projected, as of December 4, 2018, that the State will end FY 2019 with a General Fund cash balance of $6.5 billion, a decrease of $3.0 billion from FY 2018. The General Fund closing balance, excluding Extraordinary Monetary Settlements, was estimated at $2.5 billion, or $1.9 billion lower than the closing balance at the end of FY 2018. The change was due almost entirely to the expected use of the $1.9 billion in cash received in FY 2018 that was attributed to taxpayer behavior, principally the acceleration of tax payments in response to the Federal limit on SALT deductibility, which became effective January 1, 2018.

Receipts

The PIT tax receipts grew $1.5 billion (6.7 percent) primarily due to a combination of strong growth in current estimated tax payments, moderate growth in withholding receipts, and a decline in Tax Year 2017 current refunds as the result of a nearly $500 million year-over-year increase in the FY 2018 January to March administrative refund cap. The growth was partially offset by increased Property Tax Relief Credit payments. The decline in all other taxes was primarily attributable to FY 2019 Enacted Budget legislation sending the Payroll Mobility Tax collections directly to the MTA, thereby eliminating the pass through reflected in the FY 2018 results ($636 million), as well as lower estate tax payments due to the receipt of three extraordinarily large payments last year ($173 million). Offsetting these decreases, higher Consumption/Use Tax collections were driven by growth in sales tax ($435 million) and corporate franchise tax receipts ($110 million).

Miscellaneous receipts were $458 million (3.7 percent) higher in the current year mainly due to the receipt of a $1 billion payment from Fidelis Care pursuant to the sale of substantially all its assets to Centene Corporation; higher Health Care Reform Act (“HCRA”) receipts ($137 million); and revenues deposited into the newly created Charitable Gifts Trust Fund ($93 million). Lower bond proceed reimbursements ($754 million), primarily associated with SUNY and Environmental Conservation, partly offset the higher receipts.

Federal grants were $2.9 billion higher, and follow the increase in Federal operating aid disbursements.

Spending

From April through September 2018, State Operating Funds spending totaled $47.7 billion, an increase of $1.2 billion (2.5 percent) compared to the prior year.

Growth in Medicaid ($1.3 billion) and School Aid ($269 million) was partially offset by lower aggregate spending in all other local assistance programs ($370 million). Medicaid spending growth was largely due to increased claiming ($645 million), higher offline payments for Clawback Part D ($135 million), Supplemental Medical Insurance ($83 million), managed long-term quality pool awards ($62 million), voluntary Upper Payment Limit (“UPL”) ($48 million), reimbursements to local governments for Federal Medicaid Assistance Percentage (“FMAP”) savings reconciliations ($90 million), Community First Choice ($139 million), other offline payments such as Advanced Training Initiative and CINERGY Collaborative, and underspending in the Essential Plan ($82 million) associated with the timing of Federal receipts. School Aid spending increases were due to timing of Statewide Universal Full-Day Prekindergarten aid payments to New York City ($222 million) and an increase in General Aid payments ($182 million), which were partially offset by lower spending for Teachers’ Retirement ($83 million) and Excess Cost Aid ($58 million).

The decline in all other local assistance spending is primarily attributable to direct flow of the Payroll Mobility Tax (“PMT”) collections to the MTA, which was previously passed through the State and included in the FY 2018 results ($584 million). This decline is partially offset by increased spending for higher education driven by Tuition Assistance Program (“TAP”) ($139 million) and City University of New York System (“CUNY”) Senior Colleges ($50 million).

Executive agency operational spending growth was largely attributable to increased spending for transportation ($84 million), which includes certain operating costs that were moved from the Dedicated Highway and Bridge Trust Fund (“DHBTF”) to the General Fund beginning in FY 2019. Operating spending for elected officials increased due to Judiciary personal service costs associated with collectively bargained retroactive payments ($65 million).

Higher fringe benefits spending ($28 million) included planned cost increases for the State’s share of employee health insurance and workers’ compensation payments, offset by lower pension costs and other timing-related transactional adjustments.

Lower debt service spending ($246 million) is mainly due to prepayment of FY 2019 obligations at the end of FY 2018.

Capital Projects Fund spending increased by $821 million primarily due to expenses for the MTA ($423 million), the Jacob Javits Convention center ($151 million), and faster than anticipated spending on the Housing Capital Plan ($85 million).

Growth in Federal operating aid spending ($2.7 billion) was driven by increases in several programs including Medicaid ($1.4 billion higher) (reflecting increased claiming and payments for Quality Pool/Quality Incentive Vital Access Provider Pool, Social Services ($774 million higher), primarily attributable to timing of payments related to Child Care ($425 million) and the Flexible Federal Fund for Family Services ($345 million) programs relative to the same period in the prior year), School Aid ($363 million higher), (driven by increases in Title I School Grants, Title II Teacher Quality Improvement Grants and School Lunch Act Grants), Essential Plan (“EP”) ($265 million higher), and Public Health ($219 million lower) (driven by the Child Health Plus (“CHP”) program as result of a large Federal retro payment in the prior year).

All Governmental Funds - Results Compared to Plan

The State ended September 2018 with a closing balance of $11.3 billion, higher than both estimates ($2.2 billion above the initial estimate and $867 million higher than the revised estimate).

Receipts

Through September 2018, PIT collections were lower than forecasted due to timing-related refund payments, partly offset by stronger than expected withholding and tax year 2018 current estimated payments. Consumption/Use Tax receipt collections exceeded both forecasts due to higher sales tax receipts base growth. Compared to the revised estimate, lower than projected business tax receipts were driven by timing of insurance tax payments.

Miscellaneous Receipts exceeded the initial estimates mainly due to the receipt of unplanned Extraordinary Monetary Settlements ($335 million). Compared to the revised estimates, which included unplanned Extraordinary Monetary Settlements, miscellaneous receipts were $78 million lower, driven by lower bond proceeds reimbursements associated with transportation.

Federal grant receipts were higher than both initial and revised estimates ($2.4 billion and $2.2 billion, respectively), driven by Federal operating aid disbursements, as well as timing of reimbursements for program costs initially financed by the State and later reimbursed with Federal funding.

Spending

Total State Operating Funds spending was $334 million (0.7 percent) lower than initial estimates and $170 million (0.4 percent) higher than revised estimates. The following discussion of the variances is focused on the comparison to initial estimates.

Higher local assistance spending ($121 million) is driven mainly by the following large variances:

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Medicaid ($762 million higher) included increased claims for monthly managed care and managed long-term care attributable to timing-related rate package changes ($506 million); lower than anticipated rebates ($106 million); and earlier than expected payments for various programs, including local government share of FMAP savings payments ($90 million), voluntary UPL ($79 million), and Supplemental Medical Insurance ($26 million).

●	Social Services spending ($267 million lower) was slower than expected for Child Welfare Services, Day Care, and Foster Care Block Grant.
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School Aid ($69 million lower) underspending in Excess Cost Aid set-asides for students with disabilities ($125 million) was partially offset by higher spending for the State Share Medicaid ($24 million) related to an increase in the Medicaid reimbursement rate for the School Supportive Health Services program, Universal Prekindergarten ($22 million), and various other claims-based programs ($14 million).

●	Mental Hygiene ($70 million lower) spending was lower due primarily to the timing of agency payment activity.
●	Higher Education ($54 million higher) included higher spending on TAP ($105 million), partially offset by year-to-date underspending on Scholarships ($46 million).
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All other local assistance spending ($269 million lower) included lower education spending ($229 million), largely related to timing of preschool special education payments and Public Health ($76 million) due to lower than projected spending across many programs, including Diagnostic and Treatment Centers, Bad Debt and Charity, Early Intervention (“EI”), Family Planning, Elderly Pharmaceutical Insurance Coverage (“EPIC”), and Physician Medical Malpractice.

Agency Operations spending was $232 million lower than planned. Lower spending for Executive agencies and University Systems was partially offset by increased Judiciary spending related to retro-active salary increases. Lower than projected Executive agency spending was primarily attributable to Medicaid Administration costs and Department of Corrections and Community Supervision (“DOCCS”).

General State Charges (“GSC”) were $190 million lower than initial estimates, primarily due to timing of reimbursements for operations supported by Federal and capital funding.

Capital spending was $1.3 billion below initial projections, mainly due to lower than anticipated spending on Economic Development ($436 million) related to the Regional Economic Development Council’s delayed implementation, and slower than anticipated spending for Long Island Transformation projects, Wadsworth Laboratory, and the High-Tech Innovative Initiative. Additional underspending occurred in Transportation ($335 million), attributable to slower than projected spending for Hunts-Point/Bruckner, Legislative Acceleration projects, and JFK Access projects; Health and Social Welfare ($195 million), primarily due to the delayed implementation of programs; Lower/Higher Education ($194 million) related to Smart Schools Bond Act claims and SUNY/CUNY underspending; and Parks and Environment ($81 million) related to Department of Environmental Conservation.

General Funds Results – Compared to Prior Plan

The General Fund closing balance at the end of December 2018 was $6.5 billion ($533 million above the initial estimate and $220 million lower than the revised estimate).

Tax receipts were stronger than expected for withholding and tax year 2018 current estimated payments. However, timing-related refund payments more than offset the positive variance through September 2018.

Higher local assistance spending was mainly due to Medicaid, partly offset by lower spending for Child Welfare Services and lower spending on education. Operational spending and transfers fell below estimates. As of December 4, 2018, nearly all variances were timing-related and expected to resolve in future months. The higher than planned balance includes receipt of unplanned settlement moneys reflected in the First Quarterly Update to the Financial Plan and slower than expected uses of the moneys. The State ended September 2018 with a balance of $4.5 billion in monetary settlement funds held in the General Fund.

State Operating Funds – Summary of Annual Spending Change

A significant amount of spending that occurs in State Operating Funds is supported with resources generated in exchange for services provided by State entities. Examples include SUNY operations that are funded with tuition, patient and fee revenue; and regulatory activities by the Workers’ Compensation Board and DFS that are funded with industry assessments. In addition, other spending is supported with revenues that are used exclusively, or nearly exclusively, for dedicated purposes, such as the various taxes collected and disbursed to the MTA and other transit systems from the Metropolitan Mass Transportation Fund and public transportation funds. These “own-source” revenues contribute more than $400 million in spending growth from FY 2018 to FY 2019. These activities have no direct bearing on the State’s ability to maintain a balanced budget in the General Fund.

In addition, spending growth in recent years reflects the State’s effort to address long-standing public policy issues. For example, in FY 2015, the State absorbed the full cost of growth in Medicaid on behalf of local governments. Additionally, in FY 2017, the State enacted a law that provides for increases in the minimum wage. Relative to FY 2018, the FY 2019 State Operating Funds spending increases by over $900 million, reflecting the incremental cost of the local Medicaid growth takeover, and by nearly $800 million for the direct cost of the minimum wage increase to health care providers.

Local Assistance

Medicaid and School Aid are the State’s largest local aid programs, comprising approximately 45 percent of State Operating Funds spending. As of December 4, 2018, in School Year (“SY”) 2019, School Aid was expected to total $26.6 billion, an increase of $914 million (3.6 percent), including a $618 million increase in Foundation Aid. Medicaid spending subject to the Medicaid spending cap (or “Global Cap”) was expected to grow at the indexed rate of 3.2 percent to $18.9 billion. In total, Medicaid spending that is funded from State resources was expected to increase to $20.4 billion, which includes the takeover of local Medicaid growth costs ($182 million growth), the cost of minimum wage ($448 million growth), and other spending outside the Global Cap.

In FY 2018, bonds secured by annual payments from tobacco manufactures under the Master Settlement Agreement (“MSA”) were retired, with no remaining debt service requirements to be paid on these bonds. As of December 4, 2018, DOB expected payments under the MSA of approximately $435 million to be available in FY 2019 (including $103 million from FY 2018) and additional payments to be available in subsequent years. Legislation included in the FY 2018 Enacted Budget directed these payments be used to help defray costs of the State’s takeover of Medicaid costs for counties and New York City. The State takeover, in which local Medicaid costs were capped permanently at 2015 calendar year levels, was expected to cost the State $917 million in FY 2019 and $1.1 billion in FY 2020 as of December 4, 2018. Consistent with State law, DOB expected MSA payments to be deposited directly to the Medicaid Management Information System Escrow Fund. The deposit mechanism has no impact on overall Medicaid spending funded with State resources, but does decrease by $435 million reported State-supported Medicaid spending accounted for in FY 2019 State Operating Funds.

The FY 2019 Enacted Budget included legislation dedicating $836 million to the MTA’s NYC Subway Action Plan, which is expected to provide $508 million for operating purposes and $328 million for capital purposes. The State and New York City are expected to each fund 50 percent of the MTA’s NYC Subway Action Plan ($418 million). The State is expected to provide $194 million from Extraordinary Monetary Settlements and $60 million in accelerated PMT pass-through resources, which constitute the State’s operating obligation consistent with the MTA’s NYC Subway Action Plan to address system failures, breakdowns, delays and deteriorating customer service.

The PMT will no longer be appropriated annually by the State Legislature. Previously, the State collected the PMT on behalf of, and disbursed the entire amount to, the MTA. The FY 2019 Enacted Budget amended the enabling statute to no longer require the PMT to be appropriated annually by the State Legislature but instead paid directly to MTA from a sole custody fund. This allows the MTA to collect PMT receipts without delays or uncertainty related to the appropriation process. Consistent with this statutory change, the Updated Financial Plan did not include PMT receipts and related local assistance disbursements. In FY 2019, the PMT receipts and disbursements that have been excluded were estimated at approximately $1.5 billion and $1.4 billion, respectively.

The State’s School Tax Relief (“STAR”) spending in FY 2018 and FY 2019 is affected by the conversion of STAR benefits to State PIT credits. The conversion of STAR benefits to PIT credits has no impact on the value of the STAR benefits received by taxpayers. It does, however, decrease the level of reported PIT receipts and reported disbursements for STAR on a State Operating Funds basis by an identical amount (estimated at $775 million in FY 2018 and $937 million in FY 2019.)

Higher Education spending growth is due mainly to the timing of certain payments during academic year 2018, and increased funding for other scholarships, which provide financial aid to approximately 400,000 students.

Local assistance spending reported in the Updated Financial Plan is affected by the accounting treatment of State payments to the Sales Tax Asset Receivable Corporation (“STARC”). Pursuant to legislation enacted in FY 2017, New York City is remitting savings to the State from a 2014 refunding of STARC bonds, which are supported solely by the annual payment of State aid. The FY 2017 legislation specified that the money refunded from STARC could be received by the State as a miscellaneous receipt, or directed by the State to a State public authority to offset debt service costs on State-supported bonds. In the FY 2018 Enacted Budget, the Legislature authorized the money recouped from the STARC refunding to be treated as an offset to State spending. The Updated Financial Plan reflected the offset to spending in the calculation of FY 2019 State Operating Funds spending. In prior years, the reimbursement money was reflected as a miscellaneous receipt.

State Operations/Fringe Benefits

As of December 4, 2018, spending for Executive agency operations was expected to increase by 2.3 percent in FY 2019, excluding the reclassification of certain DOT and DMV operating costs to the General Fund. Beginning in FY 2019, the FY 2019 Enacted Budget is scheduled to appropriate certain transportation operating costs from the General Fund instead of the DHBTF. These operating expenses were previously funded by a transfer from the General Fund to the DHBTF. The change, which will increase disbursements in State Operating Funds by roughly $280 million in FY 2019, applies to operating costs related to snow and ice removal; bus, truck and rail inspection; and DMV regulatory activities.

Operations spending for the University Systems and elected officials, the latter including the Attorney General, Comptroller, Legislature and Judiciary, was, as of December 4, 2018, expected to increase by 1.8 percent and 2.4 percent, respectively.

Spending growth for fringe benefits was due mainly to rising employee health care and prescription drug costs. As of December 4, 2018, the State continued to repay the State Retirement System for amounts amortized from FY 2011 through FY 2016. The payments were amortized to mitigate the extraordinary increase in annual contributions following investment losses. In FY 2019, the amount of amortization repayment totals $432 million.

Debt Service

The decline in Debt Service Funds spending was mainly due to the payment of $594 million in planned FY 2019 debt service costs during FY 2018, which is partly offset by the planned pre-payment of $145 million of FY 2020 debt service costs during FY 2019.

Impact of Federal Tax Law Changes

On December 22, 2017, President Trump signed into law the Tax Cuts and Jobs Act of 2017 (“TCJA”) (H.R. 1, P.L. 115-97), making major changes to the Federal Internal Revenue Code, most of which are effective in the 2018 tax year. The new Federal tax law makes extensive changes to Federal personal income taxes, corporate income taxes, and estate taxes.

The State’s income tax system interacts with the Federal system in numerous ways. The changes to the Federal tax code are expected to have significant flow-through effects on state tax burdens and state tax receipts. From the standpoint of individual New York State taxpayers, one of the most onerous provisions in the TCJA is a new $10,000 limit on the deductibility of SALT payments, effective for tax year 2018. The TCJA’s SALT deduction limit represents a large increase in the State’s effective tax rate relative to historical experience, and may adversely affect New York’s economic competitiveness.

DOB and New York State Department of Taxation and Finance (“DTF”) estimate that the SALT deduction limit raises Federal tax liability for New York taxpayers by $14.3 billion for tax year 2018, relative to what taxpayers would have paid absent the limitation. Over the course of the eight years the SALT deduction limit is scheduled to be in effect, the State estimates that resident taxpayers who itemize at the Federal level for each year through 2025 will collectively pay an additional $121 billion in Federal taxes relative to what they would have paid absent the SALT deduction limit.

Moreover, the TCJA contains numerous provisions that may adversely affect residential real estate prices in New York State and elsewhere, of which the SALT deduction limit is the most significant. A loss of wealth associated with a decline in home prices could have a statistically significant impact on household spending in the State through the wealth effect, whereby consumers perceive the rise and fall of the value of an asset, such as a home, as a corresponding increase or decline in income, causing them to alter their spending practices. Reductions in household spending by New York residents, if they were to occur, would be expected to result in l businesses, which, in turn, would cause further reductions in economic activity and employment. Lastly, falling home prices could result in homeowners delaying the sale of their homes. The combined impact of lower home prices and fewer sales transactions could result in lower real estate transfer tax collections.

In sum, the Federal tax law changes may, in the State’s opinion, intensify migration pressures and erode the value of home prices, thereby posing risks to the State’s tax base.

State Response to Federal Tax Law Changes

The FY 2019 Enacted Budget includes State tax reforms intended to mitigate issues arising from the Federal law, including decoupling many State tax provisions from the Federal changes, the creation of an optional payroll tax program, and the establishment of a new State charitable giving vehicle, all of which are described below. As of December 4, 2018, the State was evaluating other tax law changes in response to the TCJA, including the feasibility of an unincorporated business tax.

On July 17, 2018, the State, joined by Connecticut, Maryland, and New Jersey, filed a lawsuit intended to protect New York taxpayers from the new Federal limit on the SALT deduction. The lawsuit argues that the new SALT limit was enacted to target New York and similarly situated states, fiscal decisions, and that it will disproportionately harm taxpayers in these states.

Decoupling From Federal Tax Code

The State tax code is closely aligned in many respects with the Federal tax code. The FY 2019 Enacted Budget included legislation that decouples the State tax code from the Federal tax code, where appropriate, to minimize roughly $1 billion in State tax increases that would otherwise have been the result of the Federal tax changes. Those decoupled Federal changes, which would have affected the General Fund budget gaps projected in FY 2020 and beyond, include:

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Federal Limit on SALT Deduction. The TCJA capped the itemized deductions for SALT at $10,000. The State tax code is updated to decouple from this limit, preventing a State tax increase from the linkage of this Federal limit to State income tax returns.

●	Federal Changes and Eliminations to Certain Deductions. The State decoupled from new Federal limits on other deductions.
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Temporary Federal Medical Expense Deduction Increase. Federal changes impose a two-year increase in the itemized medical expense deduction, thereby lowering taxpayer liability. As of December 4, 2018, the State has not changed its tax code.

●	Child Tax Credit. Federal law increased the value of, and eligibility for, the child tax credit. The Empire State Child Tax Credit program will remain unchanged.
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New York Single Filer Standard Deduction. The Federal repeal of personal exemptions would have eliminated the ability of New York single-filer taxpayers to claim the standard deduction on their State tax returns. The FY 2019 Enacted Budget includes legislation to address this issue. Absent this legislation, New York State taxpayers would have been subject to an annual State tax increase of $840 million, beginning in FY 2020.

Employer Compensation Expense Program (“ECEP”)

Under legislation approved with the FY 2019 Enacted Budget, employers may opt in to a new ECEP, which is intended to mitigate the tax burden for employees affected by the SALT deduction limit. While the TCJA limits tax deductibility for individuals, it does not cap deductibility for ordinary and necessary business expenses paid or incurred by employers in carrying on a trade or business.

Employers that elect to participate in the ECEP were to be subject to a 5 percent State tax on all annual payroll expenses in excess of $40,000 per employee, phased in over three years beginning on January 1, 2019 as follows: 1.5 percent in tax year 2019, 3 percent in tax year 2020, and 5 percent in tax year 2021. Employers must elect to participate in the ECEP for the upcoming tax year by December 1 of the preceding calendar year, with the first annual election due by December 1, 2018 for the tax year beginning on January 1, 2019.

The ECEP is intended to be revenue neutral, with any decrease in New York State PIT receipts expected to be offset by a comparable increase in ECEP revenue. Remittance of ECEP revenue to the State is expected to occur on the same schedule as PIT withholdings, with remittances starting in the fourth quarter of FY 2019. A new State PIT credit will be available to employees whose wages are subject to the tax; any decrease in New York State PIT receipts is expected to be offset by a comparable increase in ECEP revenue because the formula used to calculate the State PIT credit corresponds in value to the ECEP.

As of December 4, 2018, DOB expected to include information on actual ECEP participation by the third quarterly update to the Enacted Budget Financial Plan, as information on employer elections becomes available.

State Charitable Gifts Trust Fund

The FY 2019 Enacted Budget created a new State Charitable Gifts Trust Fund to accept gifts, starting in tax year 2018, for the purposes of funding health care and education in New York State. Taxpayers who itemize deductions may claim these charitable contributions as deductions on their Federal and State income tax returns. Any taxpayer making a donation may also claim a State tax credit equal to 85 percent of the donation amount for the tax year after the donation is made. State PIT receipts will be reduced by the State tax deduction and 85 percent tax credit.1 Amounts on deposit in the Charitable Gifts Trust Fund at the close of calendar year 2018 are expected to be appropriated for authorized purposes in the FY 2020 budget.

To date, the State has received $93 million in charitable gifts that have been deposited to the Charitable Gifts Trust Fund for healthcare and education ($57 million and $35 million, respectively). a stress test projection of the potential impact to PIT bondholders from charitable giving.

Impact of Tax Law Changes on PIT Revenue Bonds

To offset the potential reduction in the level of New York State PIT receipts resulting from activity of the ECEP and the State Charitable Gifts Trust Fund, the FY 2019 Enacted Budget amended the State Finance Law provisions creating the Revenue Bond Tax Fund to increase the percentage of New York State PIT receipts required to be deposited upon receipt in the Revenue Bond Tax Fund from 25 percent to 50 percent. In addition, the legislation that created the ECEP requires that 50 percent of ECEP receipts received by the State be deposited to the Revenue Bond Tax Fund. These changes became effective April 1, 2018.

The amendments also increase the amount of all New York State PIT receipts collected from payroll withholding and ECEP receipts that must be deposited in the Revenue Bond Tax Fund in the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on State PIT Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, debt service payments and other cash requirements under the applicable financing agreements have not been made when due on the State PIT Revenue Bonds. Under prior law, New York State PIT receipts from payroll withholding were to be deposited to the Revenue Bond Tax Fund until amounts on deposit in the Revenue Bond Tax Fund equaled the greater of 25 percent of annual New York State PIT receipts or $6 billion. Under the new law, New York State PIT receipts and ECEP receipts are deposited to the Revenue Bond Tax Fund until amounts on deposit in the Revenue Bond Tax Fund equal the greater of 40 percent of the aggregate of annual New York State PIT receipts and ECEP receipts or $12 billion.

Donations to the Charitable Gifts Trust Fund could reduce State PIT receipts by nearly one dollar for every dollar donated. Accordingly, the amount of donations to the State Charitable Gifts Trust Fund is the principal direct risk to the amount of New York State PIT receipts deposited to the Revenue Bond Tax Fund under the tax law changes enacted by the State as part of the FY 2019 Enacted Budget. To address this risk, the State increased the amount of PIT receipts deposited into the Revenue Bond Tax Fund from 25 percent to 50 percent.

DOB and DTF performed a calculation of the maximum amount of charitable donations to the State Charitable Gifts Trust Fund that could occur annually under varying assumptions. The calculation of this ceiling is intended as a stress test on State PIT receipts that may flow to the Revenue Bond Tax Fund under different levels of assumed taxpayer participation. It should not, under any circumstances, be viewed as a projection of likely donations. The factors that may influence donation activity are complex and include, but are not limited to, possible statements, actions, or interpretive guidance by the IRS or other governmental actors relating to the deductibility of such donations; the liquidity position, risk tolerance, and knowledge of individual taxpayers; advice or guidance of tax advisors or other professionals; changes in general economic conditions; adoption of similar trusts in other states; and tax reciprocity agreements among states.

1 The FY 2019 Enacted Budget also provided that the SUNY Research Foundation, the CUNY Research Foundation, and Health Research, Inc. may accept up to $10 million each in charitable gifts on an annual basis. State PIT receipts will also be reduced by the State tax deduction and an 85 percent credit for those donations that will be available beginning in tax year 2019.

As of December 4, 2018, the ceiling on the amount of potential donations is calculated to be in the range of $28 billion annually, on average (2018 through 2022).2 The calculation of the ceiling assumes that every resident taxpayer who has an incentive to donate will do so, and such donations will be equal to less the value of the $10,000 Federal SALT deduction limit, up to the value of the taxpayer’s total State tax liability. The calculation is dependent on several assumptions concerning the number of itemized filers. It relies on the most recent personal income tax population study file (2016), as trended forward, as well as the impact of the TCJA and State law changes on the number and distribution of itemized and standardized filers. The calculation also assumes that (i) no further changes in Federal tax law occur, and (ii) DOB projections of the level of State taxpayer liability for the forecast period as set forth in the Updated Financial Plan are materially accurate.

In general, assumptions made by the State regarding taxpayer behavior were intended to maximize the calculated impact of charitable giving on PIT receipts in each year. After these adjustments and with inclusion of ECEP revenues, receipts to the Revenue Bond Tax Fund are projected, as of December 4, 2018, to remain above the level of receipts that would have been expected under statutes effective prior to April 2018, even assuming a maximum taxpayer participation scenario.

The DOB and DTF calculation of the projected ceiling on the amount of donations is necessarily based on many assumptions that may change materially over time. While DOB believed that these factors can be expected to constrain donation activity, there can be no assurance that, under conditions of maximum participation, the amount of annual charitable gifts will not reduce the level of PIT receipts deposited into the Revenue Bond Tax Fund below the levels projected in the FY 2019 Executive Budget Financial Plan, as amended. If that were to occur, it is DOB’s expectation that changes to the tax law would be recommended to further increase the percentage of PIT receipts deposited into the Revenue Bond Tax Fund.

Accordingly, although the calculation of a maximum amount of charitable donations to the State Charitable Gifts Trust Fund reflects, as of December 4, 2018, DOB’s and DTF’s then best judgment and estimates, such amount may be higher.

IRS Guidance

On August 23, 2018, the IRS issued proposed regulations IRS REG-112176-18 that seek to provide new rules governing the availability of Federal income tax deductions for charitable contributions when a taxpayer receives or expects to receive a state or local tax credit for such charitable contributions. In the case of state tax credits received by a taxpayer making a charitable contribution, the proposed regulations would require the taxpayer to reduce the Federal income tax deduction by the amount of the state tax credit received for such charitable contribution; provided, however, this rule would not apply if the value of the state tax credit to be received does not exceed 15 percent of the charitable contribution. If finalized, the effective date of these proposed regulations would be August 27, 2018. The Treasury Department and the IRS have collected comments from the general public on these proposed regulations and held a public hearing on November 5, 2018. Based on its review of the proposed regulations, as of December 4, 2018, DOB anticipated that if the proposed regulations are adopted in their current form, then contributions to the State Charitable Gifts Trust Fund may decline. In the State’s opinion, the proposed regulations, by their terms, do not impact the Federal tax reduction that DOB expects would result for certain taxpayers employed by entities that may enroll in the ECEP.

Implementation

The State developed the ECEP and Charitable Gifts Trust Fund based on a review of existing laws, regulations, and precedents. However, there can be no assurance that the IRS will allow taxes paid under the ECEP by an electing employer, or donations made by taxpayers to the Charitable Gifts Trust Fund, to be deductible for Federal tax purposes under current law and the TCJA. As noted above, the IRS has proposed regulations that would impair the ability of taxpayers to deduct from Federally taxable income donations made by taxpayers to the Charitable Gifts Trust Fund while receiving State tax credits for such donations.

The FY 2019 Enacted Budget allows taxpayers to claim reimbursement from the State for interest on underpayments of Federal tax liability for the 2019, 2020 and 2021 tax years if the underpayments arise from reliance on amendments to State tax law enacted in 2018. To receive reimbursement, taxpayers are required to submit their reimbursement claims to DTF within 60 days of making an interest payment to the IRS.

2 The calculation of maximum potential donations is based on current law, including the scheduled reversion of the top PIT rate from 8.82 percent to 6.85 percent starting in tax year 2020.

There could be a material expense to the State if taxpayer participation in the ECEP and Charitable Gifts initiatives for the 2019, 2020 and 2021 tax years results in Federal determinations of underpayment of Federal income tax. Any cost to the Updated Financial Plan from State reimbursement of interest charges would occur in FY 2021 at the earliest, for determinations on 2019 tax payments due in April 2020, or thereafter.

The Updated Financial Plan did not include any estimate of the magnitude of the possible interest expense to the State, which depends on several factors, including: rates of participation in the ECEP; the magnitude of donations to the State Charitable Gifts Trust Fund; the amount of determinations of underpayment attributable to reliance on other changes in State tax law made in 2018; the amount of time between the due date of the return and the date any Federal determination is issued; the interest rate applied; and the frequency at which taxpayers submit timely reimbursement claims to the State. Interest on unpaid Federal tax generally accrues from the due date of the return until the date of payment in full. Under Federal law, as of December 4, 2018, the interest rate is determined quarterly and is the Federal short-term rate plus 3 percent, compounded daily.

STATE GOVERNMENT EMPLOYMENT

As of March 31, 2018, the State had approximately 181,600 FTE annual salaried employees funded from all funds including some part-time and temporary employees, independently-elected agencies and university systems, but excluding seasonal, legislative and judicial employees. As of July 2, 2018, the workforce was substantially smaller than it was in 1990, when it peaked at approximately 230,000 positions. As of July 2, 2018, the State workforce was projected to total 182,728 positions at the end of FY 2019. The State workforce subject to direct Executive control was expected to total 118,868 full time equivalent positions at the end of FY 2019.

The State Public Employment Relations Board defines negotiating units for State employees. Governor’s Office of Employee Relations conducts collective bargaining negotiations with the State’s unions, with the exception of employees of the Judiciary, public authorities, CUNY and the Legislature. Such negotiations include terms and conditions of employment, except pension benefits.

OTHER MATTERS AFFECTING THE STATE FINANCIAL PLAN

General

The State’s Updated Financial Plan is subject to complex economic, social, financial, political, and environmental risks and uncertainties, many of which are outside the ability of the State to control. DOB believed that the projections of receipts and disbursements in the Updated Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. For instance, actual receipts collections have fallen substantially below the levels forecasted in certain fiscal years. In addition, certain projections contained in the Enacted Budget Financial Plan are based on the assumption that annual growth in State Operating Funds spending would be limited to 2 percent in FY 2020, FY 2021, and FY 2022, and that all savings that result from the 2 percent spending growth benchmark will be made available to the General Fund.

DOB routinely executes cash management actions to manage the State’s large and complex budget. These actions are intended for a variety of purposes that include improving the State’s cash flow, managing resources within and across State fiscal years, assisting in the adherence to spending targets and better positioning the State to address future risks and unanticipated costs, such as economic downturns, unexpected revenue deterioration and unplanned expenditures. As such, the State regularly makes certain payments above those initially planned, to maintain budget flexibility. All payments made above the planned amount are reflected in the year they occur, and adhere to the limit of the State’s 2 percent spending growth benchmark.

The Updated Financial Plan is based on numerous assumptions, including the condition of the State and national economies and the concomitant collection of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic conditions and receipts forecasts include the impacts of: national and international events; ongoing financial risks in the Euro-zone; changes in consumer confidence, oil and gas supplies and oil and gas prices; major terrorist events, hostilities or war; climate change and extreme weather events; Federal statutory and regulatory changes concerning financial sector activities; Federal tax law and other programmatic purposes; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; financial and real estate market developments, which may adversely affect bonus income and capital gains realizations; the effect of household debt on consumer spending and State tax collections; and the outcomes of litigation and other claims affecting the State.

The Updated Financial Plan is subject to various uncertainties and contingencies relating to: wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; the realization of the projected rate of return for pension fund assets, and assumptions as of December 4, 2018, with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the Federal government to provide the aid projected in the Updated Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; and the ability of the State and its public authorities to issue securities successfully in the public credit markets.

The projections and assumptions contained in the Updated Financial Plan are subject to revisions which may result in substantial change. No assurance can be given that these estimates and projections, which depend in part upon actions the State expected to be taken but which are not within the State’s control, will be realized.

Budget Risks and Uncertainties

There can be no assurance that the State’s financial position will not change materially and adversely from its projections as of December 4, 2018. If this were to occur, the State would be required to take additional gap-closing actions. Such actions may include, but are not limited to: reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; use of non-recurring resources; or other measures. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by action of the Governor.

The Updated Financial Plan projections for FYs 2020 to 2022 assume that School Aid and Medicaid disbursements will be limited to the annual growth in State personal income and the ten-year rolling average growth of the medical component of the CPI, respectively. However, since FY 2014, the State has annually authorized School Aid spending increases above the personal income growth index. In SY 2019, the Updated Financial Plan reflects a 3.6 percent School Aid increase, compared to 1.5 percent growth in the personal income growth index. In SY 2020, School Aid is projected to increase by 3.6 percent, based on projected personal income growth as of December 4, 2018.

State law grants the Commissioner of Health certain powers and authority to maintain Medicaid spending levels assumed in the Updated Financial Plan. Over the past six years, DOH State Funds Medicaid spending levels have remained at or below indexed levels without requiring the Commissioner to exercise this authority. However, Medicaid program spending is sensitive to several factors including fluctuations in economic conditions, which may increase caseload, and changes in Federal aid, which could affect State health care spending. The Commissioner’s powers are intended to limit the rate of annual growth in DOH State Funds Medicaid spending to the levels estimated for the fiscal year 2018, through actions which may include reducing rates to providers. These actions may be dependent upon timely Federal approvals and other elements of the program that govern implementation. It should further be noted that the Medicaid Global Cap, which is indexed to historical CPI Medical trends, applies to State Operating Funds and, therefore, General Fund spending remains sensitive to revenue performance in the State’s HCRA fund. The HCRA fund finances approximately one-quarter of the DOH State-share costs of Medicaid.

The Updated Financial Plan forecast contained specific transaction risks and other uncertainties including, but not limited to: receipt of certain payments from public authorities; receipt of certain revenue sharing payments under the Tribal-State compact, including payments from the Seneca Nation; receipt of miscellaneous revenues at the levels expected in the Updated Financial Plan; and achievement of cost-saving measures including, but not limited to, transfer of available fund balances to the General Fund at levels projected, as of December 4, 2018. Such risks and uncertainties, if they were to materialize, could adversely impact the Updated Financial Plan in current or future years, or both.

The Updated Financial Plan also included actions that affect the spending reported in the State Operating Funds basis of reporting, including (i) the realignment of certain operating costs to the capital budget to provide consistency in reporting across all agencies and a more accurate accounting of the overall capital budget; (ii) the payment of certain operating costs using available resources in accounts outside of the State Operating Funds basis of reporting; and (iii) the restructuring of the STAR program to a tax credit for consistency with the reporting of other State tax credits. If these and other transactions are not implemented as planned, annual spending growth in State Operating Funds would increase above estimates, as of December 4, 2018.

In developing the Updated Financial Plan, DOB attempts to mitigate the financial risks from receipts volatility, litigation, and unexpected costs, with a particular emphasis on the General Fund. It does this by, among other things, exercising caution when calculating total General Fund disbursements and managing the accumulation of financial resources that can be used to offset new costs (including, but not limited to, fund balances not needed in a given year, acceleration of tax refunds above the level budgeted in a given year, and prepayment of expenses). There can be no assurance that such resources will be sufficient to address risks that may materialize in a given fiscal year.

Federal Issues

The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes, as well as Federal funding to respond to, and recover from, severe weather events and other disasters. Many of the policies that drive this Federal aid may be subject to change under the Trump Administration and the current Congress. Federal aid projections, and the assumptions on which they rely, are subject to revision as a result of changes in Federal policy. Actions by the Federal government, including the TCJA, pose a heightened risk to State finances. As of December 4, 2018, the enactment of Federal tax law changes is projected to add $1.9 trillion to the Federal deficit over the next ten years, increasing the likelihood that Congress will seek material cuts in Federal aid programs or impose new barriers to the receipt of Federal aid by families and individuals.

In addition, the Updated Financial Plan may also be adversely affected by other Federal government actions, including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. For instance, the Updated Financial Plan included reimbursement to the Federal government of $100 million annually through FY 2027 pursuant to a March 2015 agreement between the State and the Centers for Medicare and Medicaid Services (“CMS”). The agreement resolved a pending disallowance for FY 2011 and all related payment disputes for State-operated services prior to April 1, 2013, including home and community-based waiver services. Pursuant to the agreement, the State must adjust the Federal/State share of future Medicaid costs to reimburse the Federal government. The State used $850 million in Extraordinary Monetary Settlement payments, previously set aside for financial risks, to finance the initial repayment amount in FY 2016.

Given this uncertainty, the Enacted Budget included legislation to continue authorization for a process by which the State could manage any potentially significant reductions in Federal aid during FYs 2019 and 2020 should such reductions occur. Specifically, the legislation allows the Budget Director to prepare a plan for consideration by the Legislature in the event that Federal policymakers (i) reduce Federal financial participation in Medicaid funding to New York State or its subdivisions by $850 million or more; or (ii) reduce Federal financial participation or other Federal aid funding to New York State that affects the State Operating Funds financial plan by $850 million or more, exclusive of any cuts to Medicaid. Each limit is triggered separately, and is not additive. The plan prepared by the Budget Director must equally and proportionally reduce appropriations and cash disbursements in the General Fund and State Special Revenue Funds. Upon receipt of the plan, the Legislature has 90 days to prepare its own corrective action plan, which may be adopted by concurrent resolution passed by both the Senate and Assembly. Otherwise, the plan submitted by the Budget Director takes effect automatically.

Current Federal Aid

President Trump has proposed significant cuts to mandatory and discretionary domestic programs in Federal Fiscal Years (“FFYs”) 2018 and 2019. The proposed cuts for FFY 2018 were largely rejected by the Consolidated Appropriations Act of 2018, which was enacted in March 2018. As of December 4, 2018, the FFY 2019 budget was still under consideration by Congress. If the proposed cuts are adopted, it could reduce Federal aid to New York by billions of dollars.

The Budget Control Act of 2011, which temporarily raised the debt limit, established discretionary spending caps on the Federal government through FFY 2021, and under certain conditions institutes automatic spending cuts for certain Federal funds on which the State relies. Discretionary Federal funding to the State could be reduced if these caps are not adjusted, suspended or eliminated. On February 9, 2018, the Federal government enacted legislation increasing the spending caps for FFYs 2018 and 2019, lessening the potential for significant spending cuts in discretionary domestic programs through FFY 2019.

Medicaid Disproportionate Share Hospital (“DSH”) Payments

Provisions within the Medicaid statute allow for a capped amount of payments to hospitals that treat a disproportionate number of Medicaid recipients. Changes made initially in the Affordable Care Act (“ACA”) to reduce the aggregate amount of Federal reimbursements for DSH payments came into effect with the start of FFY 2018, beginning October 1, 2017, but have since been delayed to FFY 2020 (beginning October 1, 2019) by Federal legislation enacted on February 9, 2018. The legislation also accelerates full implementation of the DSH cuts to begin in FFY 2021, in contrast to the previous multi-year phase-in.

As of December 4, 2018, DOB estimated that if the changes do take effect as scheduled, New York will see the largest reduction among all states, costing the State billions of dollars in lost Federal DSH payments when fully phased in. As of December 4, 2018, DOB continued to monitor Federal Medicaid DSH payment policies.

Federal Health Care Policy

In 2017, the Federal government attempted to end the Basic Health Program (EP in New York State), the ACA’s Medicaid expansion, and to shift a larger share of growth in Medicaid costs to states by imposing per capita caps on Medicaid spending in lieu of Medicaid’s open-ended entitlement, in place as of December 4, 2018. If these bills had been enacted into law, these policies would have had a substantial adverse impact on New York.

Additionally, the Trump Administration withheld Cost Sharing Reduction (“CSR”) payments, threatening low-cost health insurance coverage for income-eligible recipients purchasing Qualified Health Plan or EP coverage through New York State of Health (“NYSOH”), New York’s official health plan marketplace. However, recent actions by the Trump Administration, in response to litigation brought by the State, will allow the State to recoup some of the withheld EP funding through changes to the reimbursement methodology. The Updated Financial Plan continued, as of December 4, 2018, to reflect support for the EP program.

While Federal funding for the Children’s Health Insurance Program (“CHIP”) has been reauthorized through FFY 2027, it remains possible that other Federal changes could affect the State’s health care policies. As of December 4, 2018, DOB continued to monitor Federal health care policy.

Excise Tax on High-Cost Employer-Sponsored Health Coverage (“Cadillac Tax”)

The Excise Tax on High-Cost Employer Sponsored Health Coverage (26 USC 49801) is a 40 percent excise tax assessed on the portion of the premium for an employer-sponsored health insurance plan that exceeds a certain annual limit. The provision was initially included in the ACA to offset mandatory spending increases but has since been altered by intervening laws that delay the implementation of the tax until 2022.

As of December 4, 2018, regulations from the IRS have yet to be published. As of December 4, 2018, DOB had no estimate as to the potential impact to the Enacted Budget Financial Plan from this Federal excise tax.

Medicaid Redesign Team (“MRT”) Medicaid Waiver

As of December 4, 2018, the CMS and the State had an agreement authorizing up to $8 billion in new Federal funding over several years to transform New York’s health care system and ensure access to quality care for all Medicaid beneficiaries. This funding, provided through an amendment to the State’s Partnership Plan 1115 Medicaid waiver, is divided among the Interim Access Assurance Fund, the Delivery System Reform Incentive Payment (“DSRIP”) Program, Health Homes, and various other Medicaid redesign initiatives.

Since January 1, 2014, in accordance with provisions of the ACA, the State has been eligible for enhanced FMAP funding associated with childless adults. The DOH continues to work with the CMS and to refine eligibility data systems to draw the appropriate amount of enhanced FMAP funding. This reconciliation may result in a modification of payments to the State and local governments.

Federal Debt Limit

On February 9, 2018, the Federal government enacted legislation suspending the Federal debt limit through March 1, 2019, forestalling the possibility of a default by the Federal government until at least that time. A Federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on the national and the State economies, financial markets, and intergovernmental aid payments. The specific effects on the Enacted Budget Financial Plan of a future Federal government default were unknown and impossible to predict as of December 4, 2018. However, data from past economic downturns suggest that the State’s revenue loss could be substantial if the economy goes into a recession due to a Federal default.

A payment default by the United States may adversely affect the municipal bond market. Municipal issuers, including the State, could face higher borrowing costs and impaired capital market access. This would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including obligations of the State, could be adversely affected.

Current Labor Negotiations (Current Contract Period)

As of December 4, 2018, the State had multi-year labor agreements in place with the majority of its unionized workforce. The CSEA and DC-37 (Rent Regulation) employees have a five-year labor contract that provides annual salary increases of 2 percent for FYs 2017 through 2021 and additional compensation changes, offset by benefit design changes within NYSHIP and reductions in overtime costs.

On September 4, 2018, the United University Professions (“UUP”) ratified a six-year collective bargaining agreement that includes academic years 2017 through 2022. The agreement provides for a 2 percent general salary increase in each year of the contract, and additional compensation changes, which are partly offset by benefit design changes within NYSHIP. The agreement is estimated by the State to cost approximately $250 million in FY 2019, and approximately $350 million in the outyears, and would be reflected in future financial plan updates. SUNY is responsible for funding the costs of the agreement.

On October 10, 2018, the NYSTPBA ratified a five-year collective bargaining agreement for FY 2019 through FY 2023. The agreement provides for a 2 percent annual general salary increase in each year of the contract and additional compensation changes, which are partly offset by changes to health insurance benefit design within NYSHIP, similar to UUP and CSEA. As of December 4, 2018, the cost of this agreement is expected to be offset by agency management plan savings, consistent with past practice.

Employees represented by the Public Employees Federation (“PEF”) and the Graduate Student Employees Union (“GSEU”) have a three-year collective bargaining agreement providing 2 percent annual salary increases in FYs 2017 through 2019. Salary increases provided to PEF and GSEU employees have also been extended to Management/Confidential (“M/C”) employees.

As of December 4, 2018, the State was in negotiations with all other employee unions whose contracts concluded in previous fiscal years, including the New York State Police Investigators Association, Council 82 and the New York State Correctional Officers and Police Benevolent Association (“NYSCOPBA”) following the March 2017 membership rejection of a tentative collective bargaining agreement on a five-year labor contract through FY 2021. Negotiations also continue with the Police Benevolent Association of New York State, whose contract expired at the end of FY 2015.

As of December 4, 2018, the Judiciary had reached agreements with all 12 unions represented within its workforce. The contract periods are as follows: FY 2018 to FY 2020 for CSEA, FY 2012 to FY 2019 for Court Officers Benevolent Association of Nassau County, FY 2012 to FY 2021 for the State Supreme Court Officers Association, the State Court Officers Association and the Court Clerks Association, and FY 2017 to FY 2019 for seven other unions.

Pension Amortization

Background

Under legislation enacted in August 2010, the State and local governments may amortize (defer paying) a portion of their annual pension costs. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest.

The State and local governments are required to begin repayment on each new amortization in the fiscal year immediately following the year in which the amortization was initiated. The full amount of each amortization must be repaid within ten years at a fixed interest rate determined by Office of State Comptroller (“OSC”). Legislation included in the FY 2017 Enacted Budget authorized the State to prepay a portion of remaining principal associated with an amortization, and then pay a lower re-calculated interest installment in any subsequent year for which the principal has been prepaid. This option does not allow the State to delay the original ten-year repayment schedule, nor does it allow for the interest rate initially applied to the amortization amount to be modified.

The portion of an employer’s annual pension costs that may be amortized is determined by comparing the employer’s amortization-eligible contributions as a percentage of employee salaries (i.e., the normal rate) to a system-wide amortization threshold (i.e., the graded rate). Graded rates are determined for the New York State and Local Employees’ Retirement System (“ERS”) and New York State and Local Police and Fire Retirement System (“PFRS”) according to a formula enacted in the 2010 legislation and generally move toward their system’s average normal rate by up to one percentage point per year. When an employer’s normal rate is greater than the system-wide graded rate, the employer can elect to amortize the difference. However, when the normal rate of an employer that previously amortized is less than the system-wide graded rate, the employer is required to pay the graded rate. Additional contributions are first used to pay off existing amortizations and are then deposited into a reserve account to offset future increases in contribution rates. Chapter 48 of the Laws of 2017 changed the graded rate computation to provide an employer specific graded rate based on the employer’s own tier and plan demographics.

As of December 4, 2018, the State had not amortized its pension costs (including the Office of Court Administration) since FY 2016.

As of December 4, 2018, the amortization threshold was projected to equal the normal rate in upcoming fiscal years.

Pension Contributions

The State makes annual contributions to the New York State and Local Retirement System (“NYSLRS”) for employees in the ERS and the PFRS. This section discusses contributions from the State, including the Judiciary, to the NYSLRS, which account for the majority of the State’s pension costs. All projections by the State are based on projected market returns and numerous actuarial assumptions which, if unrealized, could change these projections materially.

During FY 2016, the NYSLRS updated its actuarial assumptions based on the results of the 2015 five-year experience study. In September 2015, NYSLRS announced that employer contribution rates would decrease beginning in FY 2017 and the assumed rate of return would be lowered from 7.5 percent to 7 percent. The salary scale assumptions were also changed — for ERS the scale was reduced from 4.9 percent to 3.8 percent and for PFRS the scale was reduced from 6.0 percent to 4.5 percent. During FY 2019, salary scale assumptions were further changed via a one-time 10 percent increase for both ERS and PFRS, to be reflected in FY 2020 contribution rates.

FY 2019 Projections

The State’s FY 2019 ERS/PFRS pension liability of $2.2 billion was based on the most recent bill prepared by OSC as of October 2018. The estimate includes the balance outstanding on prior-year deferrals (i.e., amortizations) and additional interest savings from paying the majority of the pension bill in April 2018. The State’s FY 2019 ERS/PFRS pension estimate was revised downward based on actual FY 2018 salary base (used to calculate the FY 2019 bill), which was lower than previously projected.

The preliminary FY 2020 ERS/PFRS pension liability estimate of $2.3 billion is impacted by FY 2018 investment returns of 11.4 percent, which was above the Comptroller’s assumed rate of return (7 percent). The estimate also reflects the impact of past investment performance and growth in the number of lower cost Tier 6 members. As a result, the average contribution rate for ERS was expected, as of December 4, 2018, to decrease from 14.9 percent to 14.6 percent of payroll, while the average contribution rate for PFRS was anticipated to remain stable at 23.5 percent of payroll.

The pension liability also reflects changes to military service credit provisions found in Section 1000 of the Retirement and Social Security Law (“RSSL”) enacted during the 2016 legislative session (Chapter 41 of the Laws of 2016). All veterans who are members of NYSLRS may, upon application, receive extra service credit for up to three years of military duty if such veterans (i) were honorably discharged, (ii) have achieved five years of credited service in a public retirement system, and (iii) have agreed to pay the employee share of such additional pension credit. Costs to the State for employees in ERS are anticipated to be incurred at the time each member purchases credit, as documented by OSC at the end of each calendar year, while costs for employees in PFRS will be distributed across PFRS employers and billed on a two-year lag (e.g. FY 2017 costs will first be billed in FY 2019). Additionally, Section 25 of the RSSL requires the State to pay the ERS employer contributions associated with this credit on behalf of local governments. The State is also permitted to amortize the cost of past service credits newly incurred in a given fiscal year; however, the State does not anticipate choosing this option as there would be an interest rate of 7 percent applied to this amortization. The ERS cost to the State (including the costs covered for local ERS) was $52 million in FY 2018 based on actual credit purchased through December 31, 2017. As of December 4, 2018, DOB estimated ERS costs of $30 million in FY 2019 and $30 million in FY 2020. Additionally, the State expected ongoing costs of $7 million beginning in FY 2021 as additional veterans become eligible to purchase the credit.

Out year Projections

As of December 4, 2018, pension estimates for FY 2020 and beyond, as projected by DOB, reflected growth in normal costs primarily based on the expectation that collective bargaining will result in continued salary increases and that investment returns are expected to be below the actuarially assumed 7 percent rate of return in the near-to-mid-term.

Other Post-Employment Benefits (“OPEB”)

State employees become eligible for post-employment benefits (e.g., health insurance) if they reach retirement while working for the State; are enrolled in NYSHIP, or are enrolled in the NYSHIP opt-out program, at the time they reach retirement; and have at least ten years of eligible service. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a Pay-As-You-Go (“PAYGO”) basis as required by law.

In accordance with the Governmental Accounting Standards Board (“GASB”) Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating OPEB liabilities. As disclosed in Note 13 of the State’s Basic Financial Statements for FY 2018, the State’s Annual Required Contribution (“ARC”) represents the annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and to amortize any unfunded liabilities of the plan over a period not to exceed 30 years. Amounts required but not actually set aside to pay for these benefits are accumulated, with interest, as part of the net OPEB obligation, after adjusting for amounts previously required.

As reported in the State’s Basic Financial Statements for FY 2018, the unfunded actuarial accrued liability for FY 2018 is $90.5 billion ($72.8 billion for the State and $17.7 billion for SUNY), an increase of $3.3 billion from FY 2017 (attributable entirely to SUNY). The unfunded actuarial accrued liability for FY 2018 used an actuarial valuation of OPEB liabilities as of April 1, 2016. These valuations were determined using the Frozen Entry Age actuarial cost method, and are amortized over an open period of 30 years using the level percentage of projected payroll amortization method. A significant portion of the annual growth in the State’s unfunded actuarial accrued liability is due to the reduction of the discount rate from 3.155 to 2.637 percent, calculated as the average STIP rate for the past 20 years at the time of valuation. The decline in the discount rate increases the present value of the projected benefit obligation.

The actuarially determined annual OPEB cost for FY 2018 totaled $5.5 billion ($4.3 billion for the State and $1.2 billion for SUNY), an increase of $1.3 billion from FY 2017 ($1.0 billion for the State and $264 million for SUNY). The actuarially-determined cost is calculated using the Frozen Entry Age actuarial cost method, allocating costs on a level percentage of earnings basis. The actuarially determined cost was $3.6 billion ($2.7 billion for the State and $878 million for SUNY) greater than the PAYGO required cash payments for retiree costs made by the State in FY 2018. This difference between the State’s PAYGO costs, and the actuarially determined ARC under GASB Statement 45, reduced the State’s net position at the end of FY 2018 by $3.6 billion.

GASB has no authority to require the additional costs to be funded on the State’s budgetary (cash) basis, and no additional funding is assumed for this purpose in the Updated Financial Plan. As of December 4, 2018, the State continued to fund these costs, along with all other employee health care expenses, on a PAYGO basis, meaning the State pays these costs as they become due.

There was no provision in the Updated Financial Plan to fund the ARC for OPEB. If the State began making a contribution, the additional cost above the PAYGO amounts would be lowered. However, as of December 4, 2018, it was not expected that the State would alter its PAYGO funding practice.

The FY 2018 Enacted Budget included legislation creating a Retiree Health Benefit Trust Fund (the “Trust Fund”) that authorized the State to reserve money for the payment of health benefits of retired employees and their dependents. Under the legislation, the State may deposit into the Trust Fund, in any given fiscal year, up to 0.5 percent of total then-current unfunded actuarial accrued OPEB liability. The Updated Financial Plan did not include any deposits to the Trust Fund.

As of December 4, 2018, the provisions of GASB Statement 75 (Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions), which amends GASB Statement 45 and GASB Statement 57, were expected to be incorporated into the State’s FY 2019 Basic Financial Statements. The FY 2019 Basic Financial Statements were expected to be issued in July 2019. The GASB Statements, as amended by GASB Statement 75, alter the actuarial methods used to calculate OPEB liabilities, standardize asset smoothing and discount rates, and require the unfunded net OPEB obligation to be reported by the State in its Statement of Net Position. Reporting the unfunded OPEB liability on the Statement of Net Position, rather than as a note to the Basic Financial Statements, was expected to significantly increase the State’s total long-term liabilities and show the State in a negative net position.

As of December 4, 2018, GASB Statement 75 was not expected to alter the Updated Financial Plan cash PAYGO projections for health insurance costs, as the DOB methodology for forecasting these costs over a multi-year period already incorporated factors and considerations consistent with the new actuarial methods and calculations required by the GASB Statement.

Litigation

Litigation against the State may include, among other things, potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant individual description but, in the aggregate, could still adversely affect the Updated Financial Plan.

Climate Change Adaptation

Climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years, including Superstorm Sandy, Hurricane Irene, and Tropical Storm Lee, have demonstrated vulnerabilities in the State’s infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather events including coastal flooding caused by storm surges. In the State’s opinion climate change risks, if they materialize, can adversely impact the financial plan in current or future years. Significant long-term planning and investment by the Federal government, State, municipalities, and public utilities are expected to be needed to adapt existing infrastructure to climate change risks.

On October 8, 2018, the United Nations’ Intergovernmental Panel on Climate Change (“IPCC”) released a special report on the impacts of global warming. The report found that human activity has already caused approximately 1.0°C of warming and is continuing to increase average global temperatures at 0.2°C per decade due to past and ongoing emissions. The IPCC stated that global warming was likely to reach 1.5°C of warming between 2030 and 2052 if temperatures continue to increase at the current rate. This increase is expected to produce a range of adverse outcomes (“reasons for concern”). For example, the IPCC rated global risks of extreme weather events and coastal flooding as increasing from moderate (“detectable”) today, to high (“severe and widespread”) at 1.5°C of warming. The risk of severe impacts increases further at higher temperatures. Using current trends, climate change risks increasingly fall within the term of current outstanding bonds of the State, its public authorities and municipalities, which may be issued with a term of 30 years or more under State statute.

Participants in financial markets are acknowledging climate change risks. In June 2017, an industry-led Task Force on Climate-related Financial Disclosure convened by the Financial Stability Board (an international body which monitors the global financial system) published recommendations stating that climate risk affects most market sectors and that climate-related risk should be publicly disclosed to investors in annual financial filings. In November 2017, Moody’s Investors Service issued guidance to state and local governments that climate change is forecast to heighten exposure to economic losses, placing potential pressure on credit ratings. The Moody’s report identified rising sea levels and the effect on coastal infrastructure as the primary climate risk for the northeastern US region, including the State. These risks are heightened by population concentration in coastal counties.

As of December 4, 2018, the State continues to recover from the damage sustained during three powerful storms that crippled entire regions. In August 2011, Hurricane Irene disrupted power and caused extensive flooding to various State counties. In September 2011, Tropical Storm Lee caused flooding in additional State counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier. On October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. The frequency and intensity of these storms present economic and financial risks to the State. Reimbursement claims for costs of the immediate response, recovery, and future mitigation efforts continue, largely supported by Federal funds. In January 2013, the Federal government approved approximately $60 billion in Federal disaster aid for general recovery, rebuilding, and mitigation activity nationwide. As of December 4, 2018, it was anticipated that the State, MTA, and State localities may receive approximately one-half of this amount for response, recovery, and mitigation costs. As of December 4, 2018, a total of $17 billion has been committed to repairing impacted homes and businesses, restoring community services, and mitigating future storm risks across the State. There can be no assurance that all anticipated Federal disaster aid described above will be provided to the State and its affected entities over the coming years.

Cybersecurity

New York State government, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. As a recipient and provider of personal, private, or sensitive information, the State and its public corporations and municipalities face multiple cyber threats including, but not limited to, hacking, viruses, malware and other attacks on computer and other sensitive digital networks and systems. Entities or individuals may attempt to gain unauthorized access to the State’s digital systems for the purposes of misappropriating assets or information or causing operational disruption and damage. To mitigate the risk of business operations impact and/or damage from cyber incidents or cyber-attacks, the State invests in multiple forms of cybersecurity and operational controls. The State’s Chief Information Security Office (“CISO”) within the State’s Office of Information Technology Services (“ITS”) maintains comprehensive policies and standards, programs, and services relating to the security of State government networks and geographic information systems, and annually assesses the implementation of security policies and standards to ensure compliance through the Nationwide CyberSecurity Review. In addition, the CISO maintains the New York State Cyber Command Center team and hotline, which provides a security operations center, digital forensics capabilities, and related procedures for cyber incident reporting and response, distributes real-time advisories and alerts, provides managed security services, and implements statewide information security training and exercises. While controls are routinely reviewed and tested, no assurances can be given that such security and operational control measures will be completely successful at guarding against cyber threats and attacks. The results of any such attack could impact business operations and/or damage State digital networks and systems, and the costs of remedying any such damage could be substantial.

The State has also adopted regulations designed to protect the financial services industry from cyber-attacks. Banks, insurance companies and other covered entities regulated by DFS are, unless eligible for limited exemptions, required to: (i) maintain a cybersecurity program, (ii) create written cybersecurity policies and perform risk assessments, (iii) designate a Chief Information Security Officer with responsibility to oversee the cybersecurity program, (iv) annually certify compliance with the cybersecurity regulations, and (v) report to DFS cybersecurity events that have a reasonable likelihood of materially harming any material part of the entity’s normal operation(s) or of which notice is required to any government body, self-regulatory agency, or supervisory body.

Financial Condition of New York State Localities

The State’s localities rely in part on State aid to balance their budgets and meet their cash requirements. As such, unanticipated financial need among localities can adversely affect the State financial projections. Certain localities outside New York City, including cities and counties, have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. In 2013, the Financial Restructuring Board for Local Governments was created to provide assistance to distressed local governments. The Restructuring Board performs comprehensive reviews and provides grants and loans on the condition of implementing recommended efficiency initiatives.

Bond Market

Successful implementation of the Updated Financial Plan is dependent on the State’s ability to market bonds. The State finances much of its capital spending, in the first instance, from the General Fund or the STIP, which it then reimburses with proceeds from the sale of bonds. If the State or its public authorities cannot sell bonds at the levels (or on the timetable) expected in the capital plan, the State’s overall cash position and capital funding plan may be adversely affected. The success of projected public sales is expected to be subject to prevailing market conditions and related ratings issued by national credit rating agencies, among other factors. Future developments in the financial markets, including possible changes in Federal tax law relating to the taxation of interest on municipal bonds, as well as future developments concerning the State and public discussion of such developments generally, may affect the market for outstanding State-supported and State-related debt. The TCJA adversely impacts the State and its public authorities by removing certain refunding opportunities for Federal tax exempt financing, including advance refundings for debt service savings when interest rates are favorable.

Debt Reform Act Limit

The Debt Reform Act of 2000 (“Debt Reform Act”) restricts the issuance of State-supported debt funding to capital purposes only, and limits the maximum term of bonds to 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income, and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued after April 1, 2000. DOB, as administrator of the Debt Reform Act, determined that the State was in compliance with the statutory caps in the most recent calculation period (FY 2018).

The statute requires that limitations on the amount of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the Mid-Year Update to the Financial Plan. If the actual amount of new State-supported debt outstanding and debt service costs for the prior fiscal year are below the caps at that time, State-supported debt may continue to be issued. However, if either the debt outstanding or debt service caps are met or exceeded, the State would be precluded from issuing new State-supported debt until the next annual cap calculation is made and debt is found to be within the applicable limitations.

For FY 2018, the cumulative debt outstanding and debt service caps were 4 and 5 percent, respectively. As of December 4, 2018, actual levels of debt outstanding and debt service costs continued to remain below the statutory caps. From April 1, 2000 through March 31, 2018, the State had issued new debt resulting in $44.7 billion of debt outstanding applicable to the debt reform cap. This was about $6.5 billion below the statutory debt outstanding limitation. In addition, the debt service costs on this new debt totaled $4.5 billion in FY 2018, or roughly $3.8 billion below the statutory debt service limitation.

The State uses personal income estimates published by the Federal government to calculate the cap on debt outstanding, as required by statute. The BEA revises these estimates on a quarterly basis and such revisions can be significant. From January to October 2018, the State experienced volatility in FY 2018 debt capacity because of changes in Federal personal income estimates. The BEA increased its calendar year 2017 personal income estimate by $70 billion from March to October 2018, resulting in a $2.8 billion increase in debt outstanding capacity. Notably, this material fluctuation in statutory debt capacity occurred between the end of FY 2018, when debt outstanding is measured, and the final compliance determination in October 2018. While, in this instance, the State benefitted from the significant increase in the New York State personal income tax estimate, this volatility could have compromised the State’s ability to manage within its statutory debt cap had the personal income estimate been unexpectedly revised downward by a similar amount. Absent such swings in personal income estimates, the State traditionally has relied on adjustments to capital spending priorities and debt financing practices to preserve available debt capacity and stay within the statutory limits.

The projections as of December 4, 2018, inclusive of the BEA residency adjustment, anticipate that debt outstanding and debt service will continue to remain below limits imposed by the Debt Reform Act. Based on the most recent personal income and debt outstanding forecasts, the availability under the debt outstanding cap is expected to decline from $6.5 billion in FY 2018 to about $2.1 billion in FY 2023. This includes the estimated impact of the bond-financed portion of increased capital commitment levels. In addition, the projected availability under the debt cap is dependent on expected growth in State personal income. Debt outstanding and debt service caps also continue to include the existing SUNY Dormitory Facilities lease revenue bonds, which are backed by a general obligation pledge of SUNY. Bonds issued under the new SUNY Dormitory Facilities Revenue Bond credit (which are not backed by a general obligation pledge of SUNY) are not included in the State’s calculation of debt caps because these bonds do not meet the definition of “State-supported debt” as set forth in the Debt Reform Act. The bonds are backed solely with dormitory rental revenue. The State may adjust capital spending priorities and debt financing practices from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.

As of December 4, 2018, the State’s available debt capacity under its statutory debt cap reflected the impact of several factors since the First Quarterly Update to the Financial Plan. These include a significant increase in the personal income forecast, actual bond sale results to date, and adjustment of debt issuances to align with projected bond-financed capital spending. Debt capacity amounts continue to assume that SUNY Dormitory Facilities lease revenue bonds will be refunded into the new SUNY Dormitory Facilities Revenue Bond credit within one year of their call dates.

Secured Hospital Program

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to have tax-exempt debt issued on their behalf, to pay for upgrading their primary health care facilities. Revenues pledged to pay debt service on the bonds include hospital payments made under loan agreements between the Dormitory Authority of the State of New York (“DASNY”) and the hospitals and certain reserve funds held by the applicable trustees for the bonds. In the event of revenue shortfalls to pay debt service on the Secured Hospital bonds, the service contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by DASNY through the Secured Hospital Program. As of March 31, 2018, there were approximately $193 million of bonds outstanding for this program.

As of December 4, 2018, three of the four remaining hospitals in the State’s Secured Hospital Program are in poor financial condition. In relation to the Secured Hospital Program, the State’s contingent contractual obligation was invoked to pay debt service for the first time in FY 2014. Since then the State has paid $99 million for debt service costs. As of December 4, 2018, DASNY also estimated that the State will pay debt service costs of approximately $26 million in FY 2019, $28 million annually in FY 2020 and FY 2021, $22 million in FY 2022, and $17 million in FY 2023. These amounts were based on the actual experience of the participants in the program, and would cover the debt service costs for one hospital whose debt service obligation was discharged in bankruptcy but is paying rent which offsets a portion of the debt service, a second hospital which closed in 2010, and a third hospital that was delinquent in its payments, as of December 4, 2018. As of December 4, 2018, the State had estimated additional exposure of up to $9 million annually, if all hospitals in the Program failed to meet the terms of their agreements with DASNY and if available reserve funds were depleted.

SUNY Downstate Hospital and the Long Island College Hospital (“LICH”)

In May 2011, the New York State Supreme Court issued an order that approved the transfer of real property and other assets of LICH to a New York State not-for-profit corporation (“Holdings”), the sole member of which is SUNY. Subsequent to such transfer, Holdings leased the LICH hospital facility to SUNY University Hospital at Brooklyn. In 2012, DASNY issued tax exempt State PIT Revenue Bonds (“PIT Bonds”), to refund approximately $120 million in outstanding debt originally incurred by LICH and assumed by Holdings.

Pursuant to a court-approved settlement in 2014, SUNY, together with Holdings, issued a request for proposals seeking a qualified party to provide or arrange to provide health care services at LICH and to purchase the LICH property.

In accordance with the settlement, Holdings has entered into a purchase and sale agreement with the Fortis Property Group (“FPG”) Cobble Hill Acquisitions, LLC (the “Purchaser”), an affiliate of Fortis Property Group, LLC (“Fortis”) (also party to the agreement), which proposes to purchase the LICH property, and with New York University (“NYU”) Hospitals Center, which proposes to provide both interim and long-term health care services. The Fortis affiliate plans to develop a mixed-use project. The agreement was approved by the Offices of the Attorney General and the State Comptroller, and the sale of all or substantially all of the assets of Holdings was approved by the State Supreme Court in Kings County. The initial closing was held as of September 1, 2015, and on September 3, 2015 sale proceeds of approximately $120 million were transferred to the trustee for the PIT Bonds, which were paid and legally defeased from such proceeds. Titles to 17 of the 20 properties were conveyed to the special purpose entities formed by the Purchaser to hold title.

The next closing, when title to the New Medical Site (“NMS”) portion of the LICH property is to be conveyed to NYU Hospitals Center (the “NMS Closing”), is anticipated to occur within 30 days after all buildings on the NMS are fully demolished and all environmental issues remediated by the Purchaser. The physical demolition was completed as of December 4, 2018, and final review of the environmental paperwork was nearing completion.

As the NMS Closing did not occur on or before June 30, 2016, NYU Hospitals Center has the right to terminate its obligations under the purchase and sale agreement upon 30 days prior notice to Purchaser and Holdings. There can be no assurance that NYU Hospitals Center will not exercise its right to terminate. If NYU Hospitals Center terminates its obligations under the purchase and sale agreement, it has the contractual right to close its interim emergency department services immediately, but that right would be subject to obtaining regulatory approval for the closure. Also, if NYU Hospitals Center terminates its obligations under the purchase and sale agreement, the Purchaser has the ability under the purchase and sale agreement to continue with the final closing if, among other criteria, the Purchaser can identify a replacement provider with a confirming letter of interest to provide certain of the health care services expected to be provided by NYU Hospitals Center. As of December 4, 2018, Holdings had received no indication that NYU Hospitals Center intends to terminate its obligations under the purchase and sale agreement.

As of December 4, 2018, the final closing was anticipated to occur within 36 months after the NMS Closing. At the final closing, titles to the two remaining portions of the LICH properties will be conveyed to special purpose entities of Fortis, and Holdings are expected to receive the balance of the purchase price, $120 million less the remaining down payment. The final closing is conditioned upon completion of the New Medical Building by NYU Hospitals Center and relocation of the emergency department to the New Medical Building.

There can be no assurance that the resolution of legal, financial, and regulatory issues surrounding LICH, including the payment of outstanding liabilities, will not have a materially adverse impact on SUNY.

STATE FINANCIAL PLAN PROJECTIONS

Introduction

This section presents the State’s multi-year Financial Plan projections for receipts and disbursements, reflecting the impact of forecast revisions in FYs 2019 through FY 2022, with an emphasis on the FY 2019 projections, which reflect the impact of the Updated Financial Plan.

The State’s cash-basis budgeting system, complex fund structure, and practice of earmarking certain tax receipts for specific purposes complicate the discussion of the State’s receipts and disbursements projections. Therefore, to minimize the distortions caused by these factors and, equally important, to highlight relevant aspects of the projections, DOB has adopted the following approaches in summarizing the projections:

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Receipts: The detailed discussion of tax receipts covers projections for both the General Fund and State Funds (including capital projects). The State Funds perspective reflects estimated tax receipts before distribution to various funds and accounts, including tax receipts dedicated to capital projects funds (which fall outside of the General Fund and State Operating Funds accounting perspectives). As of December 4, 2018, DOB believed this presentation provides a clearer picture of projected receipts, trends, and forecast assumptions, by factoring out the distorting effects of earmarking tax receipts for specific purposes.

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Disbursements: Roughly 30 percent of projected State-financed spending for operating purposes (excluding transfers) is accounted for outside of the General Fund, concentrated primarily in the areas of health care, School Aid, higher education, and transportation. To provide a clear picture of spending commitments, the multi-year projections and growth rates are presented, where appropriate, on both a General Fund and State Operating Funds basis.

In evaluating the State’s multi-year operating forecast, it should be noted that the reliability of the estimates and projections as a predictor of the State’s future financial position is likely to diminish, the further removed such estimates and projections are from the date of the Updated Financial Plan. Accordingly, in terms of outyear projections, the first “outyear” of the FY 2019 budget, FY 2020, is the most relevant from a planning perspective.

Summary

The Updated Financial Plan reflected 2 percent annual growth in State Operating Funds, consistent with the expectation of adherence to a 2 percent annual spending growth benchmark.

As of December 4, 2018, the projections for FY 2020 and thereafter set forth in the Updated Financial Plan reflected savings that DOB estimates would be realized if the Governor continues to propose, and the Legislature continues to enact, balanced budgets in future years that limit annual growth in State Operating Funds spending to no greater than 2 percent. The calculations were developed using the State Operating Funds accounting perspective, as it is reflected in the Updated Financial Plan, as of December 4, 2018. From time to time, the State has approved legislation that has affected the spending reflected in State Operating Funds.

Such savings will be developed and proposed in future budgets. If the State exceeds the 2 percent State Operating Funds spending benchmark in FY 2020, FY 2021, and/or FY 2022, the projected operating position could decline.

Annual Spending Growth

As of December 4, 2018, DOB estimated spending in State Operating Funds would grow at 2 percent from FY 2018 to FY 2019, consistent with the 2 percent spending growth benchmark.

Receipts

The Updated Financial Plan receipts results and projections include a variety of taxes, fees and assessments, charges for State-provided services, Federal grants, and other miscellaneous receipts, as well as collection of a PMT on businesses in the MTA region. The multi-year tax and miscellaneous receipts estimates are prepared by DOB with the assistance of the DTF and other agencies which collect State receipts, and are predicated on economic analysis and forecasts.

Overall base growth (i.e. absent law changes) in tax receipts is dependent on many factors. In general, base tax receipts growth rates are determined by economic changes including, but not limited to, changes in interest rates, prices, wages, employment, non-wage income, capital gains realizations, taxable consumption, corporate profits, household net worth, real estate prices and gasoline prices. Federal law changes can influence taxpayer behavior, which often alters base tax receipts. State taxes account for approximately half of total All Funds receipts.

The projections of Federal receipts generally correspond to the anticipated spending levels of a variety of programs including Medicaid, public assistance, mental hygiene, education, public health, and other activities, including extraordinary aid.

The projections described below do not consider the impact that the ECEP or the State Charitable Gifts Trust Fund may have on PIT receipts.

Overview of the Receipts Forecast

As of December 4, 2018, All Funds receipts in FY 2019 were projected to total $168.6 billion, 1.9 percent above FY 2018 results.

As of December 4, 2018, state tax receipts were projected to decrease 1.7 percent from FY 2018 results, largely due to the PMT moving off budget. After accounting for this change, State tax receipt estimates remain flat compared to FY 2018 results.

Consistent with the projected growth in the State economy over the multi-year Financial Plan period beyond FY 2019, all tax categories were projected to exhibit underlying annual outyear growth.

After controlling for the impact of tax law changes, base tax revenue increased 6.5 percent in FY 2018, and was projected to decrease by 0.1 percent in FY 2019 and increase by 11.8 percent in FY 2020.

Personal Income Tax

As of December 4, 2018, All Funds personal income tax receipts for FY 2019 were estimated to total $50.4 billion, a decrease of $1.1 billion (2.1 percent) from FY 2018 results. As of December 4, 2018, this decrease is anticipated to be primarily driven by a decline in estimated payments related to the 2018 tax year coupled with an increase in total refunds. This decline is expected to be partially offset by growth in withholding and final returns.

Withholding in FY 2019 is estimated, as of December 4, 2018, to be $1.5 billion (3.8 percent) higher than FY 2018 results, driven by modest wage growth. Extension payments related to tax year 2017 are expected to increase by $40 million (1.2 percent), primarily due to one-time payments related to the expiration of the Federal 10-year window to repatriate foreign hedge fund earnings. These one-time payments have been offset by an acceleration of New York State tax liability payments into December 2017 to take advantage of the uncapped Federal itemized deduction for State and local taxes paid for tax year 2017, leaving growth in extension payments nearly flat. Estimated payments for tax year 2018 are projected to decrease by $1.6 billion (11.2 percent), driven by a combination of a decline in nonwage income and an inflated tax year 2017 estimated payments base, stemming from the TCJA and repatriation of foreign hedge fund earnings. FY 2019 final return payments are projected to increase by $121 million (4.9 percent) and delinquencies are projected to decline by $7 million (0.5 percent).

As of December 4, 2018, the projected growth in total refunds of $1.2 billion (11 percent) included increases of $407 million (6.5 percent) in prior tax year (2017) refunds, $637 million (104.4 percent) in advanced credit payments related to tax year 2018, $117 million (13.7 percent) in the state-city offset, partially offset by a decline of $4 million (0.8 percent) in previous tax year (2016 and earlier) refunds. The FY 2019 administrative January-March refund cap was expected to remain virtually unchanged from the FY 2018 amount, as of December 4, 2018.

General Fund PIT receipts were net of deposits to the STAR Fund, which provides property tax relief, and the RBTF, which supports debt service payments on State PIT revenue bonds. General Fund PIT receipts for FY 2019 of $22.7 billion were projected to decrease by $13.3 billion (36.9 percent) from FY 2018 results, reflecting a combination of enacted legislation that doubled RBTF deposits from 25 percent to 50 percent of net PIT receipts, and the decline in All Funds receipts noted above. As a result, RBTF deposits are projected to nearly double to $25.2 billion. The FY 2019 STAR transfer was projected to be $2.5 billion.

All Funds PIT receipts for FY 2020 of $54 billion were projected to increase by $3.5 billion (7 percent) from FY 2019 estimates. Gross PIT receipts were projected to increase 5.5 percent, reflecting increases of $1.3 billion (3 percent) in withholding, $1 billion (8 percent) in estimated payments related to tax year 2019, $924 million (26.5 percent) in extension payments related to tax year 2018, $149 million (5.7 percent) in final returns, and $64 million (4.3 percent) in delinquencies. Total refunds were projected to decline $142 million (1.2 percent), due to the combination of a $500 million (22.2 percent) expected decline in the administrative refund cap and a $174 million (17.9 percent) decline in the state-city offset, partially offset by increases of $40 million (0.6 percent) in prior tax year (2018) refunds, $30 million (5.7 percent) in previous tax years (2017 and earlier) refunds, and $462 million (37 percent) in advanced credit payments. The modest growth in withholding is attributable to the expiration of the temporary high-income surcharge, scheduled, as of December 4, 2018, to sunset after tax year 2019.

As of December 4, 2018, General Fund PIT receipts for FY 2020 of $24.6 billion were projected to increase by $1.8 billion (8 percent), mainly reflecting the increase in All Funds receipts noted above. RBTF deposits were projected to be $27 billion and the STAR transfer is projected to be $2.4 billion.

All Funds PIT receipts for FY 2021 of $55 billion were projected, as of December 4, 2018, to increase by $1.1 billion (2 percent) from FY 2020 estimates. Gross PIT receipts were projected to increase 1.3 percent, reflecting withholding that was projected to grow by $991 million (2.3 percent) and total refunds that were projected to decline by $225 million (1.9 percent), partially offset by a projected decrease in total estimated payments of $355 million (2 percent).

The relatively low withholding growth rate and the decline in total estimated payments reflect the aforementioned expiration of the high-income surcharge. The decline in total estimated payments included, as of December 4, 2018, a projected decline of $1.2 billion (8.4 percent) in estimated payments for tax year 2020, partially offset by a $804 million (18.2 percent) increase in extensions for tax year 2019. Final returns were expected by the State to increase by $160 million (5.8 percent) and delinquencies are projected to increase by $37 million (2.4 percent). The decline in total refunds was attributable to the scheduled expiration of the Property Tax Relief Credit.

As of December 4, 2018, General Fund PIT receipts for FY 2021 of $25.1 billion were projected to increase by $544 million (2.2 percent). RBTF deposits were projected to be $27.5 billion, and the STAR transfer was projected to be $2.4 billion.

As of December 4, 2018, All Funds PIT receipts in FY 2022 were projected to increase by $2.4 billion to $57.5 billion, while General Fund PIT receipts were projected to total $26.3 billion. Growth was projected to be suppressed by the combination of modest growth in extension payments related to tax year 2020 and an increase in tax year 2020-related refunds, both resulting from the aforementioned surcharge expiration.

Consumption/Use Taxes

As of December 4, 2018, All Funds consumption/use tax receipts for FY 2019 were estimated to total $17.3 billion, a $592 million (3.5 percent) increase from FY 2018 results. Sales tax receipts were estimated to increase $591 million (4.1 percent) from FY 2018 results, reflecting base growth (i.e., absent law changes) of 5.4 percent. This base growth stems from estimated disposable income and consumption growth. Cigarette and tobacco tax collections were projected to decrease by $52 million (4.4 percent), reflecting a trend decline in taxable cigarette consumption. Highway Use Tax (“HUT”) collections were estimated to increase by $49 million (52.7 percent) as long-term trend levels resume following litigation-induced refund increases in FY 2018. Taxicab surcharge receipts were estimated to decline by $6 million (10.7 percent) resulting from consumers choosing alternative transportation services not subject to the surcharge. Auto rental tax receipts were estimated to increase by $7 million (5.7 percent).

General Fund sales tax receipts were net of deposits to the Local Government Assistance Tax Fund (25 percent), and the Sales Tax Revenue Bond Fund (25 percent), which support debt service payments on bonds issued under LGAC and State Sales Tax Revenue Bond programs. Receipts in excess of the debt service requirements of the funds and the local assistance payments to New York City, or its assignee, are transferred back to the General Fund.

As of December 4, 2018, General Fund consumption/use tax receipts for FY 2019 were projected to total over $7.6 billion, a $270 million (3.7 percent) increase from FY 2018 results. This increase largely reflects the All Funds sales and use tax and cigarette tax trends, noted above.

As of December 4, 2018, All Funds consumption/use tax receipts for FY 2020 were projected to total over $17.8 billion, a $536 million (3.1 percent) increase from FY 2019 estimates. The projected $584 million (3.9 percent) increase in sales tax receipts reflects sales tax base growth of 3.9 percent due projected growth in disposable income and consumption, partially offset by the continued trend decline in taxable cigarette consumption.

As of December 4, 2018, General Fund consumption/use tax receipts were projected to total over $7.9 billion in FY 2020, a $266 million (3.5 percent) increase from FY 2019. The projected increase largely reflects the All Funds sales and use tax and cigarette tax trends, noted above.

As of December 4, 2018, All Funds consumption/use tax receipts for FY 2021 were projected to increase to nearly $18.4 billion, a $551 million (3.1 percent) increase from FY 2020. The projected increase reflects sales tax base growth of 3.9 percent, and a continued trend decline in taxable cigarette consumption. FY 2021 General Fund consumption/use tax receipts were projected to increase to nearly $8.2 billion, a $272 million (3.4 percent) increase from FY 2020 projections.

As of December 4, 2018, All Funds consumption/use tax receipts were projected to increase to nearly $19 billion (3.1 percent growth) in FY 2022, largely representing base growth in sales tax receipts, which is slightly offset by a continued trend decline in taxable cigarette consumption. General Fund consumption/use tax receipts were projected to increase to nearly $8.5 billion (3.4 percent growth) in FY 2022, reflecting the All Funds sales and use tax and cigarette tax trends, noted above.

Business Taxes

As of December 4, 2018, All Funds business tax receipts for FY 2019 were estimated to total nearly $8 billion, an increase of $817 million (11.4 percent) from FY 2018 results. The estimate reflects increases in corporate franchise tax, insurance tax and petroleum business tax (“PBT”) receipts. Corporation and utilities tax and bank tax receipts were estimated to decline primarily due to higher receipts in FY 2018 that are not expected to recur in FY 2019.

As of December 4, 2018, corporation franchise tax receipts were estimated to increase $947 million (30.7 percent) in FY 2019, reflecting higher gross receipts and audits. FY 2018 results were negatively impacted by a shortfall in cash remittances from taxpayers that continue to have overpayment balances from tax year 2015 that they can use to satisfy current year liability. In the State’s opinion, it will likely be several years before many larger taxpayers need to remit cash payments for current liability. FY 2019 estimates also include $60 million resulting from taxable interest associated with the Federal TCJA repatriated earnings provision and $20 million from other TCJA flow-through impacts. Audit receipts were projected to increase in FY 2019 by $137 million as a greater number of large cases are expected to be closed.

As of December 4, 2018, corporation and utilities tax receipts were estimated to decrease $48 million (6.4 percent) in FY 2019. Audits were projected to fall by $44 million as FY 2018 included payments from telecommunication companies that are not expected to recur. Gross receipts from telecommunications companies were expected to decline due to industry competitiveness and the movement of most communications to internet-based solutions which are not taxable. In 2017, over 90 percent of the population owned a smartphone.

As of December 4, 2018, insurance tax receipts for FY 2019 were estimated to increase $199 million (11.2 percent) from FY 2018. Projected growth in tax year 2018 liability as well as lower expected credit claims for assessments paid to the Life Insurance Company Guaranty Corporation (“LICGC”) account for the year-over-year increase. The LICGC exists to protect policyholders from the insolvency of their life insurers. This was the third year of claims for the credit for assessments paid earlier. FY 2019 also includes a part-year revenue increase from the conversion of a not-for-profit health insurer to a for-profit health insurer.

As of December 4, 2018, receipts from the repealed bank tax (all from prior liability periods) were estimated to decrease by $325 million (69.6 percent) in FY 2019, stemming from lower audit receipts ($296 million) and smaller prior period adjustments. PBT receipts were estimated to increase $44 million (4 percent) in FY 2019, primarily due to the 5 percent increase in the PBT rate index effective January 1, 2018 and the projected 5 percent increase in the PBT rate index effective January 1, 2019.

As of December 4, 2018, General Fund business tax receipts for FY 2019 of $5.6 billion were projected to increase by $710 million (14.4 percent) from FY 2018 results, reflecting the All Funds trends discussed above.

As of December 4, 2018, All Funds business tax receipts for FY 2020 of $8.6 billion were projected to increase by $649 million (8.1 percent) from FY 2019 estimates. The corporation franchise tax receipts increase of $455 million (11.3 percent) reflects projected growth in corporate profits and a stabilization of liability as taxpayers adjust to all aspects of State corporate tax reform (effective tax year 2015). The corporation and utilities tax receipts increase of $10 million (1.4 percent) was primarily attributable to growth in the utilities section of the tax. This projection included $71 million in TCJA flow-through impacts in the corporation franchise tax.

As of December 4, 2018, insurance tax receipts for FY 2020 of $2.2 billion were projected to increase by $225 million (11.4 percent) from current year estimates. Projected growth in insurance tax premiums combined with lower expected LICGC credit claims contribute to this year-over-year growth. FY 2020 includes the full year impact from the health insurer conversion described earlier. Receipts from the repealed bank tax were projected to decrease by $71 million (50 percent) in FY 2019, due to lower projected audit receipts. PBT receipts were projected to increase by $30 million (2.6 percent) in FY 2020 due to a projected 5 percent increase in the PBT rate index effective January 1, 2019.

As of December 4, 2018, General Fund business tax receipts for FY 2020 of $6.2 billion were projected to increase by $544 million (9.7 percent) from current year estimates, reflecting the All Funds trends discussed above.

As of December 4, 2018, All Funds business tax receipts for FY 2021 of nearly $9 billion were projected to increase by $336 million (3.9 percent), and General Fund business tax receipts were projected to increase to nearly $6.5 billion (4.9 percent growth) from FY 2020 projections. The increase is primarily reflective of growth in corporation franchise tax receipts driven by higher gross receipts and lower refunds. Increases in projected corporation and utilities tax and insurance tax receipts are partially offset by a decline in projected bank tax and PBT receipts. This projection included $52 million in TCJA flow-through impacts in the corporation franchise tax.

As of December 4, 2018, All Funds business tax receipts for FY 2022 reflected projected trends in corporate profits, taxable insurance premiums, electric utility consumption and prices, the consumption of taxable telecommunications services, and automobile fuel consumption and fuel prices. In FY 2022, All Funds business tax receipts were projected to increase to $9.1 billion (1.8 percent growth), and General Fund business tax receipts were projected to increase to nearly $6.6 billion (1.7 percent growth). This projection included $53 million in TCJA flow-through impacts.

Other Taxes

As of December 4, 2018, All Funds other tax receipts for FY 2019 were estimated to total over $2.2 billion, a decrease of $222 million (9.1 percent) from FY 2018 results. This was primarily due to an estimated $275 million (21 percent) decrease in estate tax receipts which is a result of a return to a historical average in both the number and payment value of super-large (i.e., over $25 million) payments. Real estate transfer tax receipts were expected to increase by $53 million (4.7 percent) due to estimated growth in housing starts and housing prices.

As of December 4, 2018, General Fund other tax receipts were estimated to approach $1.1 billion in FY 2019, a decrease of $275 million (20.7 percent) from FY 2018 results, reflecting the estate tax receipts decrease noted above.

As of December 4, 2018, All Funds other tax receipts for FY 2020 were projected to total over $2.3 billion, a $112 million (5 percent) increase from FY 2019 estimates. The $59 million (5.7 percent) projected increase in estate tax receipts reflects projected growth in household net worth. Real estate transfer tax receipts were projected to increase by $53 million (4.5 percent), reflecting projected growth in housing starts and prices.

As of December 4, 2018, General Fund other tax receipts for FY 2020 were projected to be slightly above $1.1 billion, an increase of $59 million (5.6 percent) from FY 2019 estimates due to the projected increase in estate tax receipts noted above.

As of December 4, 2018, All Funds other tax receipts for FY 2021 were projected to be over $2.4 billion, a $99 million (4.2 percent) increase from FY 2020 projections. Estate tax receipts were projected to increase by $63 million (5.8 percent) in FY 2021, reflecting projected growth in household net worth. The $36 million (2.9 percent) projected increase in real estate transfer tax receipts in FY 2021 reflects projected growth in housing starts and prices.

As of December 4, 2018, General Fund other tax receipts for FY 2021 were projected to total slightly below $1.2 billion, an increase of $63 million (5.7 percent), resulting from the projected increase in estate tax receipts noted above.

As of December 4, 2018, All Funds other tax receipts for FY 2022 reflected projected trend growth in household net worth, housing starts, and housing prices. All Funds other tax receipts were projected to be over $2.5 billion in FY 2022, an increase of $103 million (4.2 percent).

As of December 4, 2018, General Fund other tax receipts were projected to be over $1.2 billion in FY 2022, an increase of $65 million (5.5 percent).

Miscellaneous Receipts

All Funds miscellaneous receipts include moneys received from HCRA financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, Tribal-State compact revenue, Extraordinary Monetary Settlements and a variety of fees. As such, miscellaneous receipts were driven in part by year-to-year variations in health care surcharges and other HCRA resources, bond proceeds, tuition income revenue and other miscellaneous receipts.

As of December 4, 2018, All Funds miscellaneous receipts were projected to total $28.2 billion in FY 2019, an increase of 3.4 percent from FY 2018 results. This increase was primarily due to higher bond financed capital spending on a year-over-year basis. Bond-financed capital expenses were paid from the General Fund (or STIP) in the first instance and subsequently reimbursed with PIT or Sales Tax Revenue Bond proceeds, at which time they were captured as miscellaneous receipts.

As of December 4, 2018, All Funds miscellaneous receipts were projected to decline in FY 2020 and FY 2021, reflecting the impact of Extraordinary Monetary Settlements received and a decrease in bond proceeds reimbursements in later years, which subsequently corresponds to the spending out of bond-financed capital projects.

Federal Grants

Aid from the Federal government helps to pay for a variety of programs including Medicaid, public assistance, mental hygiene, school aid, public health, transportation, and other activities. Annual changes to Federal grants generally correspond to changes in Federally-reimbursed spending. Accordingly, DOB typically projects Federal reimbursements will be received in the State fiscal year in which spending occurs, but due to the variable timing of Federal grant receipts, actual results often differ from the projections.

As of December 4, 2018, All Funds Federal grants projections primarily reflected the continuation of growth in Federal Medicaid spending related to Federal health care transformation initiatives, partly offset by the projected phase-down of Federal disaster assistance aid. All Federal receipts are subject to Congressional authorization, appropriations and budget action.

As of December 4, 2018 it was not possible to assess the potential fiscal impact of policies that may be proposed and adopted by the Trump administration and current Congress. If Federal funding to the State were reduced, this could have a materially adverse impact on the Updated Financial Plan. The FY 2018 Enacted Budget included authorization to develop a mitigation plan to offset the impact of significant Federal funding reductions.

Responding to Federal Tax Reform

As of December 4, 2018, the State had considered the following responses to Federal tax reform:

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Maintain 2017 Empire State Child Tax Credit Benefits. The TCJA of 2017 changed the maximum value of the Federal child tax credit as well as the range of incomes eligible for the credit. Absent FY 2019 Enacted Budget legislation, these changes would have increased the total tax expenditure related to the Empire State Child Tax Credit, since the State credit is based on the Federal credit. The FY 2019 Enacted Budget calculated the State credit based on the Federal credit calculation in effect prior to the TCJA.

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Decouple PIT from Federal SALT and State Single Filer Standard Deduction. Effective tax year 2018, the TCJA limits the SALT deduction to $10,000 annually and eliminates personal exemptions entirely for State taxpayers who itemize on Federal income tax returns. Absent FY 2019 Enacted Budget legislation, the SALT deduction cap would also have restricted property taxes paid deductibility on State returns to the $10,000 limit, and the elimination of personal exemptions would have limited the standard deduction for single filers to the lesser amount claimable by dependent filers. The FY 2019 Enacted Budget allows unrestricted State deductibility of property taxes paid and retains the full value of the State standard deduction for single filers.

●	Eliminate Repatriation Tax Deduction. To avoid a large unintended revenue loss, the State would be decoupled from the new Federal tax deduction relating to the repatriation of certain foreign income.
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Establish State and Local Charitable Gifts Funds. While the TCJA limits the SALT deduction to $10,000 annually, the deduction for charitable gifts remain uncapped. Newly established State and local charitable gifts funds allow taxpayers to make gifts to funds of their choice and benefit from charitable gifts deductions on both Federal and State returns, while receiving tax credits equal to up to 85 percent of their charitable gifts.

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Allow New York City PIT Decoupling from Charity Itemized Deduction. The Federal itemized deduction for charitable gifts flows-through to State returns and, for New York City residents, into the calculation of New York City PIT liability. New York City is authorized to decouple from the charitable gifts itemized deduction with respect to gifts made to the newly established State and local charitable gifts funds, thereby protecting New York City tax revenue.

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Impose an Employer Compensation Expense Tax. Businesses, unlike individuals, retain full deductibility of SALT paid following enactment of the TCJA. To mitigate the impact of the cap on SALT deductions on individual Federal income tax returns for State taxpayers, legislation included with the FY 2019 Enacted Budget imposes a tax on compensation expenses paid by participating employers. The tax is applicable to a participating employer’s calendar year payroll expenses exceeding $40,000 for each individual employee. The tax rate would be gradually increased to 5 percent over a three-year phase-in period. Employees of participating employers are entitled to a credit to offset the expected impact of the Employer Compensation Expense Tax on wages.

Disbursements

As of December 4, 2018, in FY 2019, total disbursements from the State’s General Fund, including transfers, were expected to be $75.8 billion and total disbursements from State Operating Funds were expected to be $100.1 billion. School Aid, Medicaid, pensions, debt service, and health benefits are significant drivers of annual spending growth.

The multi-year disbursements projections take into account various factors, including statutorily-indexed rates, agency staffing levels, program caseloads, inflation, and funding formulas contained in State and Federal law. Factors that affect spending estimates vary by program. For example, public assistance spending is based primarily on anticipated caseloads that were estimated by analyzing historical trends and projected economic conditions. Projections also account for the timing of payments, since not all of the amounts appropriated pursuant to an enacted budget are disbursed in the same fiscal year. Consistent with past years, the aggregate spending projections (i.e., the sum of all projected spending by individual agencies) in State Special Revenue Funds have been adjusted downward in all fiscal years, based on typical spending patterns and the observed variance between estimated and actual results over time. A corresponding downward adjustment is also made to miscellaneous receipts.

Local Assistance Grants

Local Assistance spending included payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of, individuals, families and not-for-profit organizations. As of December 4, 2018, local assistance spending in State Operating Funds was estimated at $66.7 billion in FY 2019, approximately two-thirds of total State Operating Funds spending. Education and health care spending accounted for nearly three-quarters of State Operating Funds local assistance spending.

Education

School Aid

School Aid helps support elementary and secondary education for New York pupils enrolled in the 674 major school districts throughout the State. State funding is provided to districts based on statutory aid formulas and through reimbursement of categorical expenses such as prekindergarten programs, education of homeless children, and bilingual education. State funding for schools assists districts in meeting locally defined needs, supports the construction of school facilities, and finances school transportation for nearly three million students statewide.

School Year (July 1 - June 30)

As of December 4, 2018, School Aid was expected to total $26.6 billion in SY 2019, an annual increase of $914 million (3.6 percent), including a $618 million Foundation Aid increase. A Community Schools set-aside of $200 million within Foundation Aid (a $50 million increase from the prior year) was expected to provide funds intended to facilitate the transformation of schools into community hubs. In addition, another $245 million was expected to support increased reimbursement in expense-based and categorical aid programs such as transportation, Boards of Cooperative Educational Services (“BOCES”), school construction, and other miscellaneous aid categories.

The Updated Financial Plan provided $50 million for new competitive grant programs, including a $15 million investment to expand prekindergarten programs for three- and four-year-old students targeted to high-need school districts, and $10 million to expand the Empire State After-School Program, helping to keep young people safe and engaged during after school hours. The State provided over $800 million in recurring annual support for three- and four-year old prekindergarten programs, including $340 million for the Statewide Universal Full-Day Prekindergarten programs.

The Updated Financial Plan projections assumed that year-over-year growth in School Aid disbursements would not exceed the annual percent growth in State personal income, as of December 4, 2018. However, since FY 2014, the State has annually authorized School Aid increases above the Personal Income Growth Index (“PIGI”). In SY 2019, the Updated Financial Plan reflects a 3.6 percent School Aid increase, compared to 1.5 percent growth in the PIGI. For SY 2020, the resulting PIGI is 6.1 percent. However, the Updated Financial Plan reflects a School Aid increase of only 3.6 percent. Consistent with DOB’s practice since enactment of the PIGI as the statutory growth cap for School Aid, the PIGI impact will be reflected in the FY 2020 Executive Budget Financial Plan as part of a comprehensive recommendation for School Aid.

State Fiscal Year

The State finances School Aid from the General Fund, commercial gaming and Lottery Fund receipts, including video lottery terminals. Commercial gaming and Lottery Fund receipts are accounted for and disbursed from dedicated accounts. Because the State fiscal year begins on April 1, the State typically pays approximately 70 percent of the annual school year commitment during the State fiscal year in which the related budget is enacted, and pays the remaining 30 percent in the first three months of the following State fiscal year.

As of December 4, 2018, State fiscal year spending for School Aid was projected to total $26.5 billion in FY 2019, a 4.1 percent increase over FY 2018. Over the multi-year Financial Plan, the share of School Aid spending projected to be financed by the General Fund was expected to increase as core lottery, video lottery and commercial gaming revenues were expected to remain largely flat beginning in FY 2020. In addition to State aid, as of December 4, 2018, school districts received more than $3 billion annually in Federal aid.

State aid payments for School Aid were supplemented by commercial gaming revenues shared with the State by commercial gaming facilities. As of December 4, 2018, these receipts were expected to increase in FY 2020 by $8 million but remain flat thereafter. Between December 2014 and August 2016, four casino resorts were recommended by the State’s Gaming Facility Location Board and approved by the State Gaming Commission. The approved casinos have since opened and are in operation. In the event that casino revenue resources do not materialize at the level expected, or as timely as expected, then the additional School Aid projected to be funded from casino revenue resources must be paid from the General Fund.

Other Education Funding

In addition to School Aid, the State provides funding and support for various other education-related programs. These include: special education services; programs administered by the Office of Prekindergarten through Grade 12 education; cultural education; higher and professional education programs; and adult career and continuing education services.

The State helps fund special education services for approximately 500,000 students with disabilities, from ages 3 to 21. Major programs under the Office of Prekindergarten through Grade 12 address specialized student needs or reimburse school districts for education-related services, including the school breakfast and lunch programs, after-school programs and other educational grant programs. Cultural education includes aid for operating expenses of the major cultural institutions, State Archives, State Library, and State Museum, as well as support for the Office of Educational Television and Public Broadcasting. Higher and professional education programs monitor the quality and availability of post-secondary education programs, and license and regulate over 50 professions. Adult career and continuing education services focus on the education and employment needs of the State’s adult citizens, ensuring that such individuals have access to a one-stop source for all their employment needs, and are made aware of the full range of services available in other agencies.

The increase in Special Education spending in FY 2019 is due to lower-than-expected summer school and preschool special education claims submitted during FY 2018 that are expected to materialize in FY 2019. Outyear growth for Special Education was attributable to increased State reimbursement to special education providers for minimum wage costs and projected enrollment and cost growth in preschool and summer school special education programs.

The projected increase in All Other Education spending in FY 2019 primarily reflected a continuation or increase of one-time aid and grants. The decrease in spending levels in All Other Education in FY 2020 is largely attributable to the discontinuation of one-time aid and grants. Projected increases for charter school supplemental basic tuition and nonpublic schools are expected to drive growth in FY 2021 and thereafter.

School Tax Relief (“STAR”) Program

The STAR program provides school tax relief to taxpayers by exempting the first $30,000 of every eligible homeowner’s property value from the local school tax levy. As of December 4, 2018, lower-income senior citizens were expected to receive a $66,800 exemption in FY 2019. The DTF oversees local property assessment administration, and is responsible for establishing STAR property tax exemption amounts.

The three components of STAR and their approximate shares of projected FY 2019 program costs are: the basic school property tax exemption or credit for homeowners with incomes under $500,000 (53 percent); enhanced school property tax exemption or credit for senior citizen homeowners with incomes under $86,000 (28 percent); and a credit for income-eligible resident New York City personal income taxpayers (19 percent). The FY 2018 Enacted Budget included the conversion of the New York City PIT rate reduction benefit into a PIT tax credit. The conversion has reduced and will eventually eliminate the NYC payment as a component of State Operating Funds spending. As of December 4, 2018, this change is expected to have no impact on the value of the STAR benefit received by taxpayers.

STAR property tax exemption spending reflects reimbursements made to school districts to offset a reduction in the amount of property tax revenue collected from STAR-eligible homeowners. In FY 2017, the STAR exemption program began a gradual shift from a spending program into an advance refundable PIT credit program, with this change applying to first-time homebuyers and to homeowners who move. Likewise, DOB expected this change to have no impact on the value of the STAR benefit received by homeowners.

Much of the spending decline projected for FY 2019 was attributable to the timing of the New York City rate reduction benefit payout, upon conversion to a PIT credit. As of December 4, 2018, STAR actions that were enacted with the FY 2017 Enacted Budget were expected to continue to result in reduced revenues in addition to the spending changes noted above. Projected revenue reductions were expected to increase over the course of the Updated Financial Plan as STAR actions are implemented, particularly those revenue reductions driven by the conversion of the New York City PIT rate reduction benefit.

Higher Education

Local assistance for higher education spending includes funding for CUNY, SUNY, and the Higher Education Services Corporation (“HESC”).

SUNY and CUNY administer 47 four-year colleges and graduate schools with a total enrollment of 404,000 full- and part-time students. SUNY and CUNY also operate 37 community colleges, serving 320,000 students. State funds support a significant portion of SUNY and CUNY operations. The State also provides more than $1.0 billion annually for SUNY state-operated campuses operations through a General Fund transfer and fully supports the fringe benefits costs of SUNY employees at state-operated campuses totaling nearly $2.0 billion. The State also pays debt service for bond-financed capital projects of the university systems. As of December 4, 2018, State debt service payments for capital projects at SUNY and CUNY were estimated at $1.2 billion in FY 2019, an increase of $24 million from FY 2018 levels.

HESC is New York State’s student financial aid agency and oversees numerous State-funded financial aid programs, including the Excelsior Scholarship, Tuition Assistance Program (“TAP”), and 24 other scholarship and loan forgiveness programs. Together, these programs provide financial aid to approximately 400,000 students.

As of December 4, 2018, higher education spending was projected to increase by $224 million, or 7.9 percent, from FY 2018 to FY 2019. This change in spending largely reflects the launch of the second phase of the Excelsior Free Tuition Program, increased funding for scholarships, fringe benefit increases at CUNY, and the timing of certain payments during academic year 2018. Along with other sources of tuition assistance, the Excelsior Scholarship was expected to allow approximately 53 percent of full-time SUNY and CUNY in-state students to attend college tuition-free when it is fully phased in.

Health Care

Local assistance for health care-related spending includes Medicaid, statewide public health programs and a variety of mental hygiene programs. The DOH works with local health departments and social services departments, including those located in New York City, to coordinate and administer statewide health insurance programs and activities. The majority of government-financed health care programs are included under DOH, but a number of programs are also supported through multi-agency efforts.

As of December 4, 2018, DOH was also engaged in a multi-year initiative to implement the DSRIP (Delivery System Reform Incentive Payment) program through an approved Federal waiver amendment to reinvest $8 billion in Federal savings generated by the MRT reforms. The DSRIP program is expected to promote community-level collaborations and focus on system reform, with a goal to achieve 25 percent reduction in avoidable hospital use over five years. The Updated Financial Plan reflected the impact of the DSRIP program through additional Federal funds disbursements of nearly $8 billion through FY 2021, with the remaining funds expected to be disbursed beyond FY 2021. A portion of DSRIP funding flows through the SUNY hospital system and other State-operated health care facilities.

Medicaid

Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through payments to health care providers. The Medicaid program is financed jointly by the State, Federal government, and local governments. Eligible services include inpatient hospital care, outpatient hospital services, clinics, nursing homes, managed care, prescription drugs, home care and services provided in a variety of community-based settings (including mental health, substance abuse treatment, developmental disabilities services, school-based services and foster care services).

In FY 2012, legislation was enacted to limit the year-to-year growth in DOH State funds Medicaid spending to the ten-year rolling average of the medical component of the CPI. The statutory provisions of the Medicaid spending cap (or “Global Cap”) also allow for flexibility in adjusting Medicaid projections to meet unanticipated costs resulting from a disaster. Certain authorizations exist which allow the Governor to take actions to reduce Medicaid spending in order to maintain spending within the Global Cap limit.

The Updated Financial Plan reflects the continuation of the “Global Cap” through FY 2022, and the projections assume that statutory authority will be extended in subsequent years. Allowable Growth under the cap for medical services is 3.2 percent in FY 2019 and estimated at 3.1 percent for each subsequent year through FY 2022.

The indexed provisions of the Global Cap apply to a majority of the State share of Medicaid spending that is budgeted and expended principally through DOH. However, the Global Cap is adjusted for State costs associated with the takeover of local Medicaid growth and the multi-year assumption of local Medicaid administration, increased Federal Financial Participation pursuant to the ACA that became effective in January 2014, as well as the statewide minimum wage increases authorized in the FY 2017 Enacted Budget. State share Medicaid spending also appears in the Updated Financial Plan estimates for other State agencies, including the mental hygiene agencies, child welfare programs, education aid and corrections.

The State share of DOH Medicaid spending is financed by a combination of the General Fund, HCRA resources, indigent care support, provider assessment revenue, and tobacco settlement proceeds. As of December 4, 2018, the Updated Financial Plan included $425 million in annual savings from funding certain Office for People With Developmental Disabilities (“OPWDD”) related Medicaid expenses under the Medicaid Global Cap. To achieve savings within the Global Cap necessary to support these additional costs, DOH was expected to continue to implement various MRT actions to improve the efficiency and effectiveness in delivery of the statewide Medicaid program. These reforms represent modifications to the Medicaid long-term care program to ensure access to long-term care services and support for a growing aging population; incentives supporting the transition to value-based payment arrangements; additional program integrity efficiencies; and enhancement of certain Medicaid services and practices, including covered tele-health and claims editing development.

MSA payments were expected to be used to fund a portion of the non-Federal share of annual Medicaid growth, formerly borne by local governments, which the State now pays on behalf of local governments. The use of MSA payments was not expected to affect total funding for the Medicaid program, but the Updated Financial Plan assumed that the MSA payments will provide financial plan relief through lower annual General Fund Medicaid disbursements. As of December 4, 2018, the Updated Financial Plan included additional General Fund support for costs associated with the regionally-based, multi-year increase in the statewide minimum wage, including the impact of legislation (Chapter 56 of the Laws of 2016) which ensures that rates for the total compensation for home health care workers in New York City, and Westchester, Nassau, and Suffolk counties will be increased commensurate with the schedule of statutory minimum wage increases. As of December 4, 2018, the impact of these minimum wage initiatives was projected to increase annual Medicaid spending above statutory Global Cap limits by $703 million in FY 2019; $1.1 billion in FY 2020; $1.2 billion in FY 2021; and $1.3 billion in FY 2022.

Fluctuation in enrollment, costs of provider health care services, and health care utilization levels are among the factors that drive higher Medicaid spending within the Global Cap. As of December 4, 2018, the number of Medicaid recipients was expected to reach about 6.3 million by the end of FY 2019, a slight increase from FY 2018. This moderate increase was in part driven by an increase in elderly enrollees in the Medicaid program.

The ability to offset rising costs within the Medicaid Global Cap exists through the Medicaid integrity and efficiency initiative, which was authorized in the FY 2017 Enacted Budget. Upon election by a local service district to participate in this initiative, DOH and such local service district may formulate a plan to achieve new audit recoveries, efficiencies and other cost avoidance measures to provide savings. Savings associated with the Medicaid program are realized through the Mental Hygiene Global Cap Adjustment, which finances certain OPWDD-related Medicaid costs available under the Global Cap, as noted above.

Health Care Transformation Fund (“HCTF”)

In September 2017, Fidelis Care (a nonprofit insurer associated with the Catholic Diocese of New York) agreed to sell substantially all its assets to Centene Corporation (under Sections 510 and 511-a of the Not-for-Profit Corporation Law “N-PCL”), a for-profit health insurer based in St. Louis, Missouri, in order to enter New York’s health insurance marketplace. Consistent with previous transactions of similar nature in New York, the transaction was subject to regulatory approval by the Department of Health, DFS and the Office of the Attorney General. The transaction included the health care companies’ agreement to contribute an estimated $2 billion in both direct payments and taxes over the next five years.

The funds are expected, as of December 4, 2018, to be used over the next five years to offset State costs for health care transformation activities, including enhancing access to affordable quality healthcare and healthcare related services for the poor, disabled, disadvantaged, elderly and/or underserved people of the State, and/or to assist populations with any unmet healthcare related needs including, but not limited to, those associated with the social determinants of health.

Following the completion of all regulatory approvals, the initial $1 billion direct payment from Fidelis Care was deposited into the HCTF in July 2018. As of December 4, 2018, future conversion proceeds were expected to be deposited to the HCTF including $468 million in FY 2020, followed by $118 million in both FY 2021 and FY 2022, and $68 million in FY 2023. The direct payments to the HCTF do not include the impact of increased insurance tax receipts from Centene or higher Medicaid provider rates paid to Centene, which are reflected in the General Fund.

As of December 4, 2018, DOB expected to transfer HCTF funds to the General Fund to offset State costs for eligible health care transformation activities, including capital investments, debt restructuring activities, housing and other social purposes, and transitional operating support for health care facilities. The actual transfers will be reported in future updates to the State’s Financial Plan, as appropriate.

The Essential Plan (“EP”)

The EP is a health insurance program which receives Federal subsidies authorized through the ACA. The FY 2015 Enacted Budget authorized the State to participate in the EP, which includes health insurance coverage for certain legally residing immigrants previously receiving State-only Medicaid coverage. Individuals who meet the EP eligibility standards are enrolled through the NYSOH insurance exchange, with the cost of insurance premiums subsidized by the State and Federal governments.

As of December 4, 2018, the multi-year Updated Financial Plan reflected a mix of factors, including stabilizing enrollment trends and growth in the Federal marketplace premium index for base program expenses. This change in the premium index was expected to generate a higher Federal reimbursement rate, eliminating EP program costs for the State and allowing for the local assistance program to be fully Federally financed.

State savings associated with the EP local assistance program are managed within the total available resources of the Medicaid Global Cap. This includes a portion of the spending associated with increasing EP enrollment in part, reflecting the transition of certain individuals from the Medicaid program to the EP program based on changes in income levels.

In FY 2018, the Trump Administration withheld CSR payments, putting low-cost health insurance coverage for income eligible recipients at risk. However, recent actions by the Trump Administration, in response to litigation brought by the State, will allow the State to recoup some of the withheld EP funding through changes to the reimbursement methodology. The Updated Financial Plan continued to reflect support for the EP program.

As of December 4, 2018, it is not possible to assess the potential fiscal impact of long-term policies that may be adopted. The FY 2019 Enacted Budget included authorization to develop a mitigation plan to offset the impact of significant Federal funding reductions.

Public Health/Aging Programs

Public Health includes the CHP program that finances health insurance coverage for children of low-income families, up to the age of 19; the General Public Health Work (“GPHW”) program that reimburses local health departments for the cost of providing certain public health services; the Elderly Pharmaceutical Insurance Coverage (“EPIC”) program that provides prescription drug insurance to seniors; and the Early Intervention (“EI”) program that pays for services to infants and toddlers under the age of three, with disabilities or developmental delays. Many public health programs, such as EI and GPHW programs, are run by county health departments that are reimbursed by the State for a share of program costs. State spending projections do not include the county share of public health costs. In addition, a significant portion of HCRA spending is included under the Public Health budget.

The State Office for the Aging (“SOFA”) promotes and administers programs and services for New Yorkers 60 years of age and older. SOFA primarily oversees community-based services (including in-home services and nutrition assistance) provided through a network of county Area Agencies on Aging and local providers.

Declining spending for HCRA and other public health programs is partly due to the decision to fund a greater portion of the Roswell Park Cancer Institute with Capital Project Fund dollars.

The Enacted Budget Financial Plan included a one-time recoupment of ineligible GPHW claims paid during program years 2015 and 2016. Increased CHP spending over the multi-year financial plan reflected substantiated claims that enrollment continues to increase at a strong pace. A onetime claims correction is anticipated to increase State costs by $50 million in FY 2019. The increase in FY 2020 reflects the September 2019 phase down of enhanced Federal support currently provided through the ACA. Growth in FY 2021 reflects the full annual impact of the expiration of enhanced Federal support and increased enrollment.

The Enacted Budget Financial Plan included SOFA savings realized by eliminating the planned 1.9 percent increase in the Human Services Cost of Living increase, resulting in $4 million in annual savings for FY 2019 through FY 2022. These savings are offset by the rebasing of annual program costs for the Naturally Occurring Retirement Community and Community Services for the Elderly for $6 million effective FY 2020.

HCRA Financial Plan

HCRA was established in 1996 to help fund a portion of State health care activities. Extensions and modifications to HCRA have financed new health care programs, including Family Health Plus and CHP. HCRA has also provided additional funding for the health care industry, including investments in worker recruitment and retention, and Doctors Across New York program. HCRA authorization is extended through FY 2020, pursuant to legislation included in the FY 2018 Enacted Budget.

HCRA receipts include surcharges and assessments on hospital revenues, a “covered lives” assessment paid by insurance carriers, and a portion of cigarette tax revenues. In total, HCRA resources are used to fund roughly 25 percent of the State share of Medicaid, as well as CHP, EPIC, Physician Excess Medical Malpractice Insurance, and Indigent Care payments (the latter of which provides funding to hospitals serving a disproportionate share of individuals without health insurance).

As of December 4, 2018, total HCRA receipts are forecasted to remain stable in total over the multi-year plan. On a multiyear basis, projected increases in surcharges are expected to be partly offset by declines in estimated covered lives assessments and cigarette tax collections, attributable to lower consumption.

Total HCRA disbursements are commensurate with the multi-year revenue forecast. The Updated Financial Plan reflected increased FY 2019 HCRA funding for the Diversity in Medicine program, Rural Health Access initiative, and the Rural Health Network Development programs. The Diversity in Medicine program works to help address the gap in physician diversity through outreach and scholarships. The Rural Health Access and Rural Health Development programs provide support and grants to rural healthcare systems to promote more effective delivery through planning, coordination, development, implementation and operation of local networks.

HCRA was expected to remain in balance over the multi-year projection period. Under the HCRA appropriation structure, as of December 4, 2018, spending reductions are expected to occur if resources are insufficient to meet spending levels. Any such spending reductions could affect General Fund Medicaid funding or HCRA programs. Conversely, any unanticipated balances or excess resources in HCRA are expected to fund Medicaid costs that would otherwise be paid from the General Fund.

Mental Hygiene

The Department of Mental Hygiene is comprised of OPWDD, Office of Mental Health (“OMH”), Office of Alcoholism and Substance Abuse Services (“OASAS”), the Developmental Disabilities Planning Council (“DDPC”), and the Justice Center for the Protection of People with Special Needs (“Justice Center”). Services are administered to adults with serious mental illness; children with serious emotional disturbances; individuals with developmental disabilities and their families; persons with chemical dependencies; and individuals with compulsive gambling problems.

These agencies provide services directly to their clients through State-operated facilities, and indirectly through community service providers. The costs associated with providing these services are supported by reimbursement from Medicaid, Medicare, third-party insurance and State funding. Patient care revenues are pledged first to the payment of debt service on outstanding mental hygiene bonds, which were issued to finance infrastructure improvements at State mental hygiene facilities, with the remaining revenue used to support State operating costs.

Local assistance spending accounts for approximately 44 percent of total mental hygiene spending from State Operating Funds, and, as of December 4, 2018, was projected to grow by an average rate of 7.5 percent in the outyears. The main factors driving this level of growth are: enhancements in community mental health services; enhancements in community-based employment and residential opportunities for individuals with disabilities; and new or increased funding for not-for-profit providers for growth in employee wages related to minimum wage increases.

As of December 4, 2018, the Updated Financial Plan included an approximately $215 million or 5.9 percent increase in local assistance funding for the mental hygiene agencies. This increase was largely related to $132 million used in support of a 6.5 percent increase for direct care professionals and a 3.25 percent increase for clinical staff employed by not-for-profit organizations delivering services on behalf of OPWDD, OMH and OASAS, as well as $44 million to support the minimum wage and related fringe benefit increases associated with the movement to a $15 per hour living wage. Other increases included community investments, new service investments in the OPWDD system, and funding in OASAS to address the heroin and opioid crisis.

In addition to investments in salaries for the not-for-profit workforce, there was a $60 million annualized State-share investment in new OPWDD program services. Partly offsetting the cost of these investments were savings associated with ongoing service delivery transformation and efforts to ensure the efficient use of State resources.

The Updated Financial Plan reflected the continued expansion of community-based services and provided $10 million in enhanced support for existing OMH housing programs. The Updated Financial Plan also reflected continued support for OASAS program expansion begun in FY 2018 to address the opioid crisis. These include increased Residential Treatment capacity, expansion of outpatient Opioid Treatment Programs, Family Support Navigators, Certified Peer Recovery Advocates, Jail based substance abuse disorder programs, and other evidence-based programs.

The additional funding increase was expected to offset by technical adjustments to the Medicaid Global Cap, as a greater share of OPWDD-related spending is expected to be financed from Global Cap resources. These technical adjustments have no impact on service delivery or operations of OMH, OPWDD, OASAS or the Justice Center.

Social Services

Office of Temporary and Disability Assistance (“OTDA”)

OTDA local assistance programs provide cash benefits and supportive services to low-income families. The State’s three main programs include Family Assistance, Safety Net Assistance and Supplemental Security Income (“SSI”). The Family Assistance program, financed by the Federal government, provides time-limited cash assistance to eligible families. The Safety Net Assistance program, financed by the State and local districts, provides cash assistance for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law. The State SSI Supplementation program provides a supplement to the Federal SSI benefit for the elderly, visually handicapped, and disabled persons.

As of December 4, 2018, DOB’s caseload models projected a total of 543,894 public assistance recipients in FY 2019. Approximately 214,749 families were expected to receive benefits through the Family Assistance program in FY 2019, a decrease of 1.4 percent from FY 2018. The Safety Net caseload for families was projected at 119,575 in FY 2019, a decrease of 1.1 percent from FY 2018. The caseload for single adults/childless couples supported through the Safety Net program was projected at 209,570 in FY 2019, an increase of 1.3 percent from FY 2018.

As of December 4, 2018, SSI spending was projected to increase gradually over the course of the multi-year Updated Financial Plan as caseload is expected to grow. Public assistance benefits were expected to increase in FY 2019 and FY 2020 due to a variety of factors including the expansion of NYC HIV/AIDS Services Administration (“HASA”) benefits to public assistance recipients living in NYC and increased costs associated with litigation proceedings that were expected to increase Safety Net Assistance expenditures. Other spending growth included increased spending on homeless services and prevention, the Response to Human Trafficking program, and a new program intended to prevent unaccompanied refugee children from joining the MS-13 gang on Long Island.

Office of Children and Family Services (“OCFS”)

OCFS provides funding for foster care, adoption, child protective services, preventive services, delinquency prevention, and child care. OCFS oversees the State’s system of family support and child welfare services administered by local social services departments and community-based organizations. Specifically, child welfare services, which are financed jointly by the Federal government, the State, and local districts, are structured to encourage local governments to invest in preventive services for reducing out-of-home placement of children. In addition, the Child Care Block Grant, which is also financed by a combination of Federal, State and local sources, supports child care subsidies for public assistance and low-income families.

As of December 4, 2018, OCFS State Operating Funds spending was projected to increase from FY 2018 to FY 2019 due to several factors, including restoring funding for child care subsidies to FY 2017 levels, costs associated with the regionally-based, multi-year increase in the statewide minimum wage, and legislative spending additions to fund a range of OCFS programs. These increases are partially offset by savings actions allowing the expiration of provisions authorizing State reimbursement to New York City for Close to Home costs, which provide juvenile justice services to New York City youth classified by the court system as juvenile delinquents, and the elimination of the human services COLA in FY 2019.

Increased spending in the outyears is primarily due to implementation of the “Raise the Age” initiative, which will increase the age of criminal responsibility from 16 to 18, and planned increases consistent with anticipated program growth for a number of initiatives. As of December 4, 2018, these increases were partly offset by a reduction in detention spending to date.

Transportation

As of December 4, 2018, in FY 2019, the State was expected to provide almost $5.4 billion in operating aid to mass transit systems, including over $1.4 billion in off-budget aid to the MTA. This aid is funded mainly from various dedicated taxes and fees. The MTA, the nation’s largest transit and commuter rail system, receives the majority of the mass transit aid - totaling $4.8 billion in FY 2019.

The MTA receives additional, exclusive operating support from the MTA Financial Assistance Fund, authorized in May 2009 to collect regional taxes and fees imposed within the Metropolitan Commuter Transportation District (“MCTD”). Through FY 2018, the State collected these taxes and fees on behalf of, and disbursed the entire amount to, the MTA. Pursuant to legislation enacted in December 2011, the MTA payroll tax was eliminated for all elementary and secondary schools and small business operators within the MCTD. The General Fund provides additional annual support to the MTA, subject to appropriation, to partially offset this revenue loss.

As of December 4, 2018, projected operating aid to the MTA and other transit systems reflected the current receipts forecast and timing associated with the availability of resources. The Updated Financial Plan included revised spending estimates for transit assistance in each year to reflect the most recent revenue forecast assumptions.

The FY 2019 Enacted Budget includes legislation directing the Mobility Tax collections to be remitted directly to the MTA without legislative appropriation. This is expected to ensure more timely receipt by the MTA, which provides a one-time benefit of $60 million for the MTA. Beginning in FY 2019, the Updated Financial Plan will no longer include new Mobility Tax receipts or associated local assistance payments. Combining on-budget ($402 million) and off-budget ($1.4 billion) spending, as of December 4, 2018, the MTA was expected to receive over $1.8 billion of Mobility Tax resources in FY 2019.

Local Government Assistance

Direct aid to local governments includes the Aid and Incentives for Municipalities (“AIM”) program, which was created in FY 2006 to consolidate various unrestricted local aid funding streams; miscellaneous financial assistance for certain counties, towns, and villages; and efficiency-based incentive grants provided to local governments.

As of December 4, 2018, State Operating Funds spending for the various efficiency and restructuring grants within the AIM program was projected to grow modestly from FY 2019 to FY 2020, due to revisions in the timing of spending, including potential awards from the Financial Restructuring Board for Local Governments. Based on outstanding awards and reimbursement amounts from the Board of Governors of the Federal Reserve System and lower than expected spending on efficiency grants, as of December 4, 2018, the State anticipated that spending on Municipality Restructuring/Efficiency would be $24 million lower than previously planned for FY 2020. In addition, $8 million of General Fund spending was shifted to capital funds.

Agency Operations

Agency operating costs consist of Personal Service (“PS”), Non-Personal Service (“NPS”), and GSC. PS includes the salaries of State employees of the Executive, Legislative, and Judicial branches, as well as the salaries of temporary/seasonal employees. NPS includes real estate rentals, utilities, contractual payments (i.e., consultants, Information Technology (“IT”), and professional business services), supplies and materials, equipment, and telephone service. GSCs, which are discussed separately, reflect the cost of fringe benefits (e.g., pensions and health insurance) provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State, such as taxes on public lands and litigations. Certain agency operating costs of DOT and DMV (adjusted for the reclassification discussed above) are included in Capital Projects Funds and were not reflected in State Operating Funds. The PS estimates reflected negotiated collective bargaining agreements.

As of December 4, 2018, approximately 94 percent of the State workforce was unionized. The largest unions included the CSEA, which represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; PEF, which represents professional and technical personnel (attorneys, nurses, accountants, engineers, social workers, and institution teachers); UUP, which represents faculty and nonteaching professional staff within the State University system; and NYSCOPBA, which represents security personnel (correction officers, safety and security officers).

As of December 4, 2018, operating costs for PS/NPS were projected to increase over the Updated Financial Plan period, from $18.8 billion in FY 2018 to $20.4 billion in FY 2022. Most Executive agencies were expected to hold spending at FY 2018 levels. In addition to the DOT/DMV operations reclassification discussed previously, increases in the outyears of the Updated Financial Plan were driven mainly by juvenile justice reform, anticipated labor agreements, growing SUNY operating costs, and an additional administrative payroll in FY 2021 due to the payroll calendar.

The most significant changes to spending for agency operations include:

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Mental Hygiene. As a result of the Mental Hygiene Fund reclassification, spending was expected to decline in FY 2019 due to the elimination of indirect costs previously charged to the Special Revenue Fund. Cost increases in the out years are anticipated to be driven by operating expenses at the institutional facilities and personal service costs for direct care professionals and clinical staff delivering services on behalf of the OPWDD, OMH and OASAS.

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State Police. The modest decline in spending reflected the reclassification of certain personal service spending, offset by the full year cost of recruit classes and added resources to combat MS-13 gang activities.

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Medicaid Admin/EP. Increased spending in FY 2019 was expected to be mainly attributable to higher costs associated with NYSOH enrollment trends partially offset by lower than anticipated operating expenses including contract costs.

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Public Health. Higher spending in outyears was expected, as of December 4, 2018, to be due to certification and surveillance activities, additional funding to support stem cell research, and higher operating costs for NYSOH.

●	Children and Family Services. Increases reflected additional funding in OCFS to support raising the age of criminal responsibility from 16 to 18 by October 1, 2019.
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Gaming. Decreases reflected a change in the accounting structure related to advertising costs, so that direct payments are made to the vendors from a third party instead of through the Gaming Commission.

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Potential and Settled Labor Agreements. Spending reflected negotiated settlement agreements with PEF, which have been extended to unrepresented M/C employees, the five-year settlement with CSEA, DC-37 (Rent Regulation Unit), and parity, with remaining unsettled unions assumed to follow the PEF model.

●	Agency Financial Management Plans. All Executive agencies have been directed to implement cost-control measures on a recurring basis, which started in FY 2018.
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DOT/DMV Operations Reclassification. Reflected the reclassification of certain DOT and DMV operating costs related to snow and ice removal; bus, truck and rail inspection; and DMV regulatory activities from the DHBTF to the General Fund.

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SUNY. Higher spending reflected the cost of the UUP salary contract ratified by members in September 2018, partially offset by revisions to agency operations spending based on a review of operating results to date.

Workforce

In FY 2019, $13.6 billion or 13.7 percent of the State Operating Funds budget was projected to be spent on PS costs. This funding supports roughly 97,500 FTE employees under direct Executive control; individuals employed by SUNY and CUNY (46,038) and Independent Agencies (18,176); employees paid on a non-annual salaried basis; and overtime pay. Roughly 60 percent of all Executive agency PS spending occurs in the mental hygiene agencies and DOCCS.

General State Charges (“GSCs”)

The State provides a variety of fringe benefits to its current and former employees, including health insurance, pensions, the Social Security payroll tax, workers’ compensation coverage, unemployment insurance, survivors’ benefits, and dental and vision benefits (some of which are provided through union-specific Employee Benefit Funds). GSCs also pay for certain statewide fixed costs, including taxes on State-owned lands, payments in lieu of taxes (for the City of Albany) and judgments / settlements awarded in the Court of Claims. Many of these payments are mandated by statute or collective bargaining agreements.

Employee fringe benefits paid through GSCs are financed from the General Fund in the first instance, and then partially reimbursed by revenue collected from agency fringe benefit assessments. Commencing in FY 2019, there are two fund reclassifications that were expected, as of December 4, 2018, to impact fringe benefit collections from other agencies. First, the mental hygiene spending in the Mental Hygiene Program Fund and the Patient Income Fund ($1.4 billion) was expected to be accounted for in the General Fund. Similarly, DOT and DMV spending related to snow and ice removal, bus, truck and rail inspection and regulatory activities in the DHBTF was expected to be accounted for in the General Fund ($107 million).

As of December 4, 2018, GSC spending was projected to increase at an average annual rate of 6.1 percent over the multi-year Updated Financial Plan period. This growth was primarily attributable to the health insurance, pensions, and workers’ compensation programs. Growth is offset by reductions in other fringe benefits and fixed costs.

Growth in the health insurance program of $242 million (6.1 percent) was reflective of medical inflation at stable enrollment levels as of December 4, 2018. Workers’ compensation costs were expected to increase by $174 million in FY 2019 primarily due to underlying growth in the average weekly wage used in benefit calculations and medical costs ($69 million / 13.4 percent), as well as a reduction in the use of offsetting reserve funds ($105 million). Overall pension costs were projected to increase by a modest amount due to improved investment returns and ongoing savings from the Tier 5 and Tier 6 pension reforms. Social Security spending was also relatively stable due to steady workforce levels.

Growth in GSC spending in FY 2019 has been partly offset by gap-closing savings in RS/PFRS. Approximately $62 million in additional pension interest savings was achieved by paying most of the State pension bill in April 2018, rather than monthly as previously assumed. Over the multi-year Updated Financial Plan period, outyear pension costs reflected expected investment performance, projected growth in the salary base, and assumptions about future normal and administrative costs. Pension costs also reflect repayment of prior-year amortizations, costs for Chapter 41 of 2016 (veteran’s pension credit legislation), and other adjustments. Similarly, reimbursements collected from agency fringe benefit assessments have been revised based on projected personal service spending and reimbursement rates.

Transfers to Other Funds (General Fund Basis)

General Fund transfers help finance the State’s share of Medicaid costs for mental hygiene facilities (FY 2018 only), debt service for bonds that do not have dedicated revenues, SUNY operating costs, certain capital initiatives, and a range of other activities.

A significant portion of the capital and operating expenses of DOT and DMV are funded from DHBTF, which receives various dedicated tax and fee revenues, including statutory allocations of PBT, motor fuel tax, and HUT. As of December 4, 2018, the Updated Financial Plan included transfers from the General Fund that effectively subsidize DHBTF expenses, as the cumulative expenses of the fund (DOT and DMV capital and operating expenses, and certain debt service on transportation bonds) routinely exceed current and projected revenue deposits and bond proceeds. This transfer is reduced in FY 2019 and in the ensuing years of the Updated Financial Plan as certain DOT and DMV operating costs related to snow and ice removal; bus, truck and rail inspection; and DMV regulatory activities have been reclassified from the DHBTF to the General Fund.

As of December 4, 2018, General Fund transfers to other funds were expected to total $5.5 billion in FY 2019, a $4.3 billion decrease from FY 2018. The change was primarily driven by the consolidation of certain Mental Hygiene Special Revenue Funds into the General Fund, which eliminate the General Fund transfers for mental hygiene activity, offset by an increase in transfers appropriated to the Dedicated Infrastructure Investment Fund (“DIIF”) and the Capital Projects Fund in FY 2019, including temporary loans and planned repayment of funds related to debt management actions.

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include General Obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as certain bonds issued by State public authorities, such as Empire State Development (“ESD”), DASNY, and the New York State Thruway Authority (“NYSTA”), the payment obligation on which is subject to appropriation. Depending on the credit structure, debt service is financed by transfers from the General Fund, dedicated taxes and fees, and other resources such as patient income revenues.

As of December 4, 2018, total State Operating/All Funds debt service was projected to be $5.5 billion in FY 2019, of which $775 million was projected to be paid from the General Fund via transfers, and $4.7 billion from other State funds supported by dedicated tax receipts. The General Fund transfer finances debt service payments on General Obligation and service contract bonds. Debt service for the State’s revenue bonds is paid directly from other dedicated State funds, subject to appropriation, including PIT and Sales Tax bonds, DHBTF bonds, and mental health facilities bonds.

As of December 4, 2018, the Updated Financial Plan estimates for debt service spending have been revised to reflect a number of factors, including bond sale results, refunding savings, and the adjustment of debt issuances to align with projected bond-financed capital spending. Debt service spending estimates also reflected the prepayment in FY 2018 of $594 million in debt service costs due in FY 2019, as well as a planned prepayment of $145 million in FY 2019 for debt service costs due in FY 2020.

PRIOR FISCAL YEARS

Cash-Basis Results for Prior Fiscal Years

General Fund Fiscal Years 2016 through 2018

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required by law to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys in prior fiscal years were also transferred to other funds, primarily to support certain State share Medicaid payments, capital projects and debt service payments in other fund types. In some cases, the fiscal year results provided below may exclude certain timing-related transactions which have no net impact on operations.

In the cash basis of accounting, the State defines a balanced budget in the General Fund in any given fiscal year as (a) the ability to make all planned payments anticipated in the Financial Plan, including tax refunds, without the issuance of deficit bonds or notes or extraordinary cash management actions, (b) the restoration of the balances in the Tax Stabilization Reserve and Rainy Day Reserve (together, the “rainy day reserves”) to a level equal to or greater than the level at the start of the fiscal year, and (c) maintenance of other designated balances, as required by law.

The State has allowed limited spending growth to meet the demand for services. In addition, rainy day reserve fund balances have been supported and maintained.

FY 2018

The State ended FY 2018 in balance on a cash basis in the General Fund, based on preliminary, unaudited results. General Fund receipts, including transfers from other funds, totaled $71.4 billion. General Fund disbursements, including transfers to other funds, totaled $69.7 billion. The State ended FY 2018 with a General Fund balance of $9.4 billion, an increase of $1.7 billion from FY 2017 results. The higher balance is due to acceleration of an estimated $1.9 billion in PIT payments as taxpayers responded to the $10,000 limit on SALT deductibility of income and property taxes enacted by Congress and effective for tax year 2018, and $130 million in additional resources to fund the costs of potential labor settlements, partially offset by $315 million less in Extraordinary Monetary Settlement funds after paying for spending appropriated from Capital Projects Funds and $10 million less in the Community Projects Fund after funding certain community project initiatives from prior year appropriations.

FY 2017

The State ended FY 2017 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, totaled $66.9 billion. General Fund disbursements, including transfers to other funds, totaled $68.1 billion. The State ended FY 2017 with a General Fund balance of $7.7 billion, a decrease of $1.2 billion from FY 2016 results, mainly due to the change in Extraordinary Monetary Settlement funds on hand, including the planned transfer to pay for spending appropriated from capital projects funds ($965 million). The decrease also reflected the use of balances, as planned, to fund: the costs of labor settlements reached in FY 2017 that covered then current and prior contract periods ($140 million); expenses related to the timing of FY 2016 payments ($73 million); and disbursements from Community Projects Fund re-appropriations ($7 million).

FY 2016

The State ended FY 2016 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, totaled $69.7 billion in FY 2016, an increase of $1.8 billion (2.6 percent) from the prior fiscal year. General Fund disbursements, including transfers to other funds, totaled $68.0 billion in FY 2016, an increase of $5.2 billion (8.3 percent) from the prior fiscal year, including growth in the level of School Aid ($1.7 billion), growth in General Fund transfers to support Capital Projects ($1.5 billion), growth in local assistance for Medicaid combined with growth in the level of General Fund transfers to support other Medicaid funding ($1.1 billion) and higher costs associated with operating mental hygiene facilities in lieu of reduced Federal revenue ($691 million).

State Operating Funds Fiscal Years 2016 through 2018

State Operating Funds is composed of the General Fund, State special revenue funds and debt service funds. The State Operating Funds perspective is primarily intended as a measure of State-financed spending. Similar to the General Fund, spending growth in State Operating Funds in recent years has also been limited.

FY 2018

State Operating Funds receipts totaled $99.4 billion in FY 2018, an increase of $4.5 billion over the FY 2017 results. Disbursements totaled $98.2 billion in FY 2018, an increase of $2.0 billion or 2 percent from the FY 2017 results. The State ended FY 2018 with a State Operating Funds cash balance of $13.6 billion.

FY 2017

State Operating Funds receipts totaled $94.8 billion in FY 2017, a decrease of $1.8 billion over the FY 2016 results. Disbursements totaled $96.2 billion in FY 2017, an increase of $1.9 billion or 2 percent from the FY 2016 results. The State ended FY 2017 with a State Operating Funds cash balance of $11.6 billion.

FY 2016

State Operating Funds receipts totaled $96.6 billion in FY 2016, an increase of $1.6 billion over the FY 2015 results. Disbursements totaled $94.3 billion in FY 2015, an increase of $1.9 billion from the FY 2015 results. The State ended FY 2016 with a State Operating Funds cash balance of $12.6 billion.

All Funds Fiscal Years 2016 through 2018

The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, special revenue funds, capital projects funds, and debt service funds. It is the broadest measure of State governmental activity, and includes spending from Federal funds and capital projects funds.

FY 2018

All Funds receipts were $9.1 billion (5.8 percent) higher than the prior year, comprised of $4.9 billion in higher tax receipts (6.6 percent), $3.5 billion in Federal aid, and $670 million in miscellaneous receipts.

PIT, the largest contributor to the growth in tax receipts, was $3.9 billion (8.3 percent) higher, due to a $3.4 billion increase in tax year 2017 estimated payments and a $2.7 billion increase in withholding. These increases were partially offset by a $1.1 billion increase in tax year 2016 refunds, a $608 million decline in extension payments, and accelerated tax year 2017 refund payments of $500 million. The increase in tax year 2016 refunds was mostly timing-related. The amount of refunds paid in January through March was $2.55 billion in FY 2016, $1.75 billion in FY 2017, and $2.25 billion in FY 2018.

All other taxes were $958 million (3.6 percent) higher, mainly due to higher sales tax ($504 million), higher estate tax collections resulting from two large payments exceeding $100 million ($217 million), and business taxes driven by higher audit receipts ($185 million).

Miscellaneous receipts were $670 million (2.5 percent) higher in the current year, mainly due to higher bond proceeds reimbursements ($1.0 billion), offset by a decline in extraordinary monetary settlements ($477 million).

Federal grants were $3.5 billion (6.4 percent) higher, largely driven by Federal operating aid disbursements, as well as the timing of reimbursements for program costs initially financed by the State.

All Funds spending was $6.7 billion (4.3 percent) higher than FY 2017. The increase resulted largely from higher Federal operating spending ($4.3 billion), higher State Operating Funds spending ($1.95 billion) and higher Capital Projects Fund spending ($484 million).

State Operating Funds spending totaled $98.2 billion, an increase of almost $2 billion (2 percent) compared to the prior year.

Growth in School Aid ($1.1 billion) and Medicaid ($902 million) was partially offset by lower spending in other local assistance programs ($775 million). Higher School Aid spending was almost entirely for General Aid ($1.2 billion), which was partially offset by decreased spending on Teacher Retirement Systems ($144 million). Medicaid spending growth is due to increased claims for monthly managed care and long-term care programs ($1.4 billion), partly offset by increased Federal reimbursement for the EP spending ($269 million).

The annual decline in all other local assistance spending is mainly driven by the conversion of the New York City STAR benefit to a tax credit, and lower than expected payments for child care, and increased Mental Hygiene Stabilization Fund (“MHSF”) offsets resulting from DOH Medicaid savings.

Compared to the prior year, Executive agency operational spending decreased by $15 million (0.1 percent), while spending for University Systems and elected officials increased. Higher spending for SUNY mainly occurred in hospital operations. Judiciary spending included retroactive salary payments made pursuant to collective bargaining contracts settled in FY 2018.

Higher fringe benefits spending included expected increases for the State’s share of employee health insurance.

Debt service spending reflected the impact of the FY 2018 prepayment of expenses due in FY 2019.

Capital Projects Fund spending increased by $484 million, primarily due to expenses for the Moynihan Station construction project ($275 million), continued implementation of the Housing Capital Plan ($148 million), and mental hygiene projects ($140 million).

Federal operating spending grew by $4.3 billion, with higher spending for Medicaid ($3.2 billion), Public Health/CHP ($692 million), EP ($618 million), and Children and Family Services ($297 million) driven by increased child welfare spending. Higher Medicaid spending was driven by enrollment growth ($2.6 billion) and increased spending in DSRIP ($1.5 billion), offset by Medicaid recovery from audits. Increased spending in Public Health was primarily driven by the CHP program as the result of increased enrollment. Growth in the EP was the result of increased enrollment in the program. The higher spending was partially offset by reduced spending for School Aid attributable to Title I Grants for districts with high percentages of students from low-income families ($504 million).

FY 2017

All Funds tax receipts were $301 million (-0.4 percent) lower than the prior year results, primarily attributable to a decline in business taxes ($905 million) due to lower gross receipts and a year-over-year decline in other taxes ($393 million) as a result of the continued phase-in of the estate tax cut enacted in 2014. Partly offsetting the annual decline were higher PIT receipts ($510 million), which experienced relatively low growth due to weaker than anticipated estimated payments and withholding components, and an increase in Consumption/Use Taxes ($487 million) consistent with anticipated levels. Miscellaneous receipts were $674 million below the prior year, largely due to the timing associated with the receipt of one-time Extraordinary Monetary Settlement proceeds in FY 2016, including over $1.3 billion from BNP alone. Federal grants were $4.1 billion higher than FY 2016, consistent with the impact of the annual changes in Federal spending.

Through March 2017, All Funds spending was $6.3 billion (4.2 percent) higher than FY 2016, which was comprised of higher spending for State Operating Funds ($1.9 billion), Capital Projects Funds ($1.2 billion), and Federal Operating Funds ($3.2 billion).

State Operating Funds spending during FY 2017 was $1.9 billion, or 2 percent, higher than total State Operating Funds spending during FY 2016. This increase was primarily attributable to the growth in School Aid ($1 billion), Medicaid and EP ($887 million), and transportation ($232 million), all of which was consistent with budgeted growth levels. Agency operations grew by $279 million, or 1.1 percent, reflecting the impact of retroactive collective bargaining agreements, which increased personal service costs, and budgeted growth in pension and health insurance expenses. Debt service spending in FY 2017 declined by $85 million, or 1.5 percent, from FY 2016, which was due largely to the impact of pre-payment expenses over the multi-year period; of which a greater share of such payment was made during FY 2016, thus driving an annual decline in base expenses for FY 2017. This decline was later mostly back-filled with additional pre-payments afforded by under-spending from other program areas.

School aid growth of $1 billion from FY 2016 to FY 2017 was consistent with program growth budgeted on an annual basis. Annual growth in Medicaid spending ($887 million) was consistent with initial spending projections, with the exception of an additional $31 million increase to the Medicaid Global Cap to fund updated costs associated with minimum wage increases. In addition, significant levels of Medicaid spending moved from the General Fund to HCRA and from state operations categories to local assistance, with no net impact to overall spending estimates within the Financial Plan and Global Cap. Annual spending growth for transit aid was largely attributable to increased revenue pass-thru to MTA ($116 million) and Metropolitan Mass Transportation Operating Assistance ($121 million).

Growth in agency operations ($279 million) was due to higher personal service costs ($112 million), which was primarily attributable to general salary increases that were agreed to as part of multiple retroactive collective bargaining settlements reached during FY 2017. In addition, higher annual fringe benefit expenses ($182 million) reflected growth for pensions, including additional costs associated with legislation allowing for extra pension credits for eligible veterans meeting specific criteria in their application for such credits, and health insurance as a result of growth in utilization expenses and rate renewal costs.

Federal spending growth was largely driven by Medicaid and EP spending ($4.2 billion), most significantly reflecting the escalating cost impact associated with various Federal health care transformation initiatives (including new spending for the EP), and several significant retroactive share and claiming adjustments from prior years that were effectuated during FY 2017. Significant Federal spending declines relative to FY 2016 were driven largely by Social Services ($615 million), in part a result of claiming patterns, and Homeland Security ($522 million), which related to the timing and approval of various project submissions.

Growth in capital projects spending was primarily attributable to the continued implementation of several projects funded from DIIF, where initial spending did not occur until July 2016, and economic development programs.

FY 2016

All Funds tax receipts were $3.6 billion higher than prior year results, including PIT collections ($3.3 billion) due to growth in extension payments attributable to tax year 2014 and estimated FY 2015 tax year payments, withholding, and final returns; other taxes ($572 million) from extraordinary growth in large estate tax payments and New York City real estate transfer tax payments; and consumption/use taxes ($340 million) primarily from an increase in taxable auto sales and food and lodging establishments, partly offset by a large, non-recurring refund. An annual decline in business taxes ($619 million) primarily reflects the first year of corporate tax reform. Miscellaneous receipts were $2.2 billion below the prior year due mainly to a larger amount of Extraordinary Monetary Settlement funds received in FY 2015 ($1.3 billion) and a decline in SIF assessment reserves transferred to the State per the terms of legislation included in the FY 2014 Budget ($750 million). The $2.7 billion annual growth in Federal grants reflects the impact of spending variances, as described below, and other timing-related factors.

Through March 2016, All Funds spending was $6.8 billion above the prior year, comprised of State Operating Funds ($1.9 billion), Federal Operating Funds ($3.5 billion), and Capital Projects Funds ($1.4 billion). State Operating Funds local assistance growth includes increases in education ($1.7 billion) mainly for school aid increases, health care ($590 million), and social services ($113 million); offset by decreases in Mental Hygiene agencies ($277 million), DFS ($143 million), higher education ($137 million), and the impact of downward spending reclassifications to account for an increase in Medicaid payments to SUNY Hospitals ($136 million). Higher agency operations’ spending includes an additional institutional payroll ($169 million) and higher PS costs in SUNY ($125 million), State Police ($47 million) and Judiciary ($30 million), as well as budgeted fringe benefit cost increases for pension, health insurance, and litigation ($419 million). The decline in debt service spending from the prior year ($585 million) was largely due to the prepayment of FY 2016 costs in FY 2015. Federal spending growth includes increased spending for health care ($3.7 billion), consistent with the impact of the ACA and new health care costs under the EP, and for education ($472 million), partly offset by a spending decline in Homeland Security and Emergency Services due to lower disaster-related costs ($519 million). Growth in capital projects spending is primarily attributable to the capital infrastructure projects funded with Extraordinary Monetary Settlement funds ($723 million), ESD ($240 million) for Buffalo Billion projects, and projects related to State and Municipal facilities ($166 million).

CAPITAL PROGRAM AND FINANCING PLAN

The DOB prepares a Multi-Year Capital Program and Financing Plan with the Executive Budget and updates it following enactment of the budget (the “Enacted Capital Plan”). The Enacted Capital Plan outlines the anticipated capital spending over a five-year period, the means by which it is to be financed, the impact on debt measures, and the anticipated debt issuances required to support the planned capital spending.

Capital Plan

The total commitment and disbursement levels reflect, among other things, projected capacity under the State’s statutory debt limit, anticipated levels of Federal aid, and the timing of capital activity based on known needs and historical patterns. The following capital projects information relates to FY 2019.

Fiscal Year 2019 Capital Projects Spending

As of December 4, 2018, spending on capital projects was projected to total $15.1 billion in FY 2019, which includes $672 million in “off-budget” spending. “Off-budget” spending refers to capital spending that occurs directly from bond proceeds held at public authorities, but still requires an enacted appropriation and bonding authorization. The Enacted Budget included authorization that provides the State with the option of paying for “off-budget” capital expenses. Overall, capital spending in FY 2019 was projected to increase by $3.9 billion (34 percent) from FY 2018.

In FY 2019, transportation capital spending was projected to total $6.1 billion, which represents 40 percent of total capital spending. Economic development spending was projected to account for 14 percent, higher education capital spending is anticipated to represent 10 percent, and spending related to parks and the environment represents 7 percent. The remaining 29 percent was projected to be comprised of spending for health care, mental hygiene, social welfare, public protection, education, general government, and other purposes, which include Special Infrastructure Account Investments such as the Thruway Stabilization Program.

Transportation capital spending was projected to increase by $1.2 billion (25 percent) in FY 2019. This is primarily due to timing of disbursements to the MTA in FY 2018 and FY 2019, as well as the continued implementation of the $29.3 billion transportation capital plan.

Parks and environment capital spending was estimated to increase by $291 million (35 percent) in FY 2019, reflecting spending from the $2.5 billion Clean Water Infrastructure Act, the continuation of $300 million in Environmental Protection Fund (“EPF”) spending, as well as spending from the State Superfund and State Park Infrastructure Fund (“SPIF”).

Economic development capital spending was projected to increase by $877 million (75 percent). This spending reflects the continued investment in programs created to promote regional economic development, including spending from both phases of the Buffalo Billion Program, the Life Sciences Initiative, the Upstate Revitalization Initiative, and Regional Economic Development Councils.

Capital spending for health care was projected to increase by $402 million (190 percent) in FY 2019. The increase is due to spending from Health Care Restructuring Program grant awards; and the phase-in of spending related to the Health Care Facility Transformation Program, including spending from $525 million in new health care grants enacted in FY 2019.

Capital spending for social welfare was projected to increase by $594 million (158 percent) due primarily to the addition of $250 million for emergency repair projects in New York City Housing Authority housing sites, as well as the continued implementation of the Affordable and Homeless Housing Capital Plan.

Education capital spending was projected to increase by $491 million (393 percent) in FY 2019. The increase was due to expected spending from the Smart Schools Bond Act, which was approved in November 2014.

Higher education capital spending in FY 2019 was projected to remain at the same level as FY 2018, with $1.2 billion in new appropriation authority enacted for SUNY and CUNY. The State plans to continue its capital spending for the maintenance of SUNY and CUNY senior and community college facilities.

Capital spending for public protection was projected to decrease by $13 million (2 percent) in FY 2019, which was attributable to the spend-out of Interoperable Communications Grants.

Mental hygiene capital spending was anticipated to increase by $21 million (4 percent). The increase was primarily related to improvements at OMH’s inpatient campuses, the construction of community residential sites, various mental health-related general hospital projects, and non-residential community programs.

General governmental capital spending was projected to increase by $135 million (57 percent), which was mainly attributable to the construction of a cogeneration plant being undertaken by OGS, continued spending on projects that optimize overall space utilization, as well as ITS equipment purchases.

Capital spending for agencies in the All Other category was projected to decrease by $161 million (17 percent). The decrease was related to a timing adjustment taken for all capital spending. Other spending in this category is expected to increase by $639 million, primarily for Special Infrastructure Account Investments, including a contribution to the remaining construction costs of the Governor Mario M. Cuomo Bridge and other capital projects for NYSTA.

Financing Fiscal Year 2019 Capital Projects Spending

As of December 4, 2018, in FY 2019, the State plans to finance 55 percent of capital projects spending with long-term bonds and 45 percent with cash and Federal aid. Most of the long-term bonds (91 percent) will be issued on behalf of the State through public authorities. All authority debt issued on behalf of the State is approved by the State Legislature, acting on behalf of the people, and subject to approval by the Public Authorities Control Board (“PACB”) and the issuing authority’s board of directors. Authority bonds, as defined in the FY 2019 Enacted Capital Plan, do not include debt issued by authorities that are backed by their own non-State resources or on behalf of private clients. State cash resources, including Extraordinary Monetary Settlements, are expected to finance 29 percent of capital spending. Federal aid is expected to fund 16 percent of the State’s FY 2019 capital spending, primarily for transportation. Year-to-year, total PAYGO support is projected to increase by $877 million, with State PAYGO increasing by $610 million and Federal PAYGO support increasing by $267 million. Bond-financed spending is projected to increase by $3.0 billion, with authority bond spending increasing by $2.4 billion and General Obligation bond spending increasing by $606 million.

Financing Plan

State-supported debt represents obligations of the State that were paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes General Obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State PIT Revenue Bond program and the State Sales Tax Revenue Bond program. Since 2002, the State has financed most of its capital program with PIT Revenue Bonds, a revenue bond program that has reduced its cost of borrowing and created efficiencies by permitting the consolidation of bond sales. Prior to 2002, the State had primarily financed its capital spending with lower-rated lease purchase and contractual service obligations of public authorities. The State has transitioned to using only three credits - General Obligation bonds, PIT Revenue Bonds, and Sales Tax Revenue Bonds.

State-related debt is a broader measure of State debt which includes all debt that is reported in the State’s Generally Accepted Accounting Principles (“GAAP”) basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by OSC on an annual basis. The debt reported in the GAAP-basis financial statements includes General Obligation debt, other State-supported debt as defined in the State Finance Law, debt issued by the Tobacco Securitization Finance Corporation, certain debt of the Municipal Bond Bank Agency (“MBBA”) issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt reported by DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary. These numbers are not reported as debt in the State’s GAAP-basis financial statements.

The State’s debt does not encompass, and does not include, debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments. For example, certain State aid to public schools paid to school districts or New York City has been pledged by those local entities to help finance debt service for locally-sponsored and locally-determined financings. Additionally, certain of the State’s public authorities issue debt supported by non-State resources (e.g., NYSTA toll revenue bonds, Triborough Bridge and Tunnel Authority, MTA revenue bonds and DASNY dormitory facilities revenue bonds) or issue debt on behalf of private clients (e.g., DASNY’s bonds issued for not-for-profit colleges, universities, and hospitals). This debt, however, is not treated by DOB as either State-supported debt or State-related debt because it (i) is not issued by the State (nor on behalf of the State), and (ii) does not result in a State obligation to pay debt service. Instead, this debt is accounted for in the respective financial statements of the local governments or other entity responsible for the issuance of such debt and is similarly treated.

The issuance of General Obligation debt and debt of the LGAC is undertaken by OSC. All other State-supported and State-related debt is issued by the State’s financing authorities (known as “Authorized Issuers” in connection with the issuance of PIT and Sales Tax Revenue Bonds) acting under the direction of DOB, which coordinates the structuring of bonds, the timing of bond sales, and decides which programs are to be funded in each transaction. The Authorized Issuers for PIT Revenue Bonds are NYSTA, DASNY, ESD, the Environmental Facilities Corporation, and the New York State Housing Finance Agency (“HFA”) and the Authorized Issuers for Sales Tax Revenue Bonds are NYSTA, DASNY, and ESD. Prior to any issuance of new State-supported debt and State-related debt, approval is required by the State Legislature, DOB, the issuer’s board, and in certain instances, PACB and the State Comptroller.

As of December 4, 2018, the State had never defaulted on any of its General Obligation indebtedness, PIT Revenue Bonds, Sales Tax Revenue Bonds, or its obligations under lease purchase or contractual obligation financing arrangements.

State-Supported Debt Outstanding

State-supported debt represents obligations of the State that are paid from traditional State resources and have a budgetary impact. It includes General Obligation debt, State PIT Revenue Bonds, Sales Tax Revenue Bonds, LGAC bonds and lease purchase and service contract obligations of public authorities and municipalities. Payment of all obligations, except for General Obligation debt, is subject to annual appropriations by the State Legislature, but the State’s credits have different security features. The Debt Reform Act of 2000 limits the amount of new State supported debt issued since April 1, 2000.

State Personal Income Tax Revenue Bond Program

Since 2002, the PIT Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program. Legislation enacted in 2001 provided for the issuance of State PIT Revenue Bonds by the State’s Authorized Issuers. The legislation required 25 percent of State PIT receipts (excluding refunds owed to taxpayers) to be deposited into the RBTF for purposes of making debt service payments on these bonds, with the excess amounts returned to the General Fund. The Enacted Budget amends the State Finance Law provisions to increase the level of PIT receipts to be deposited into the RBTF, from 25 percent to 50 percent, for the purposes of making debt service payments on PIT Revenue Bonds.

In the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual PIT receipts or (ii) $6 billion. The Enacted Budget amends the State Finance Law provisions to provide that PIT receipts and ECEP receipts shall continue to be deposited to the RBTF equal to the greater of 40 percent of the aggregate of annual State PIT receipts and ECEP receipts or $12 billion. Debt service on State PIT Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill.

As of March 31, 2018, approximately $33.6 billion of State PIT Revenue Bonds were outstanding. The projected PIT Revenue Bond coverage ratios are based upon estimates of PIT receipts deposited into the RBTF and include projected debt issuances.

The projected PIT Revenue Bond coverage ratios assume that projects previously financed through the Mental Health Revenue Bond program and the DHBTF Revenue Bond program are expected to be issued under the PIT Revenue Bond program. Revenues that would have been dedicated to bonds issued under the old programs are transferred to the RBTF to offset debt service costs for projects financed with PIT Revenue bonds, but are not counted towards debt service coverage.

Sales Tax Revenue Bond Program

Legislation enacted in 2013 created the Sales Tax Revenue Bond program. This bonding program replicates certain credit features of PIT and LGAC revenue bonds and is expected to continue to provide the State with increased efficiencies and a lower cost of borrowing.

The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that is expected to provide for the payment of these bonds. The Sales Tax Revenue Bonds are secured by dedicated revenues consisting of one cent of the State’s four cent sales and use tax. With a limited exception, upon the satisfaction of all the obligations and liabilities of LGAC, this is expected to increase to 2 cents of sales and use tax receipts. Such sales tax receipts in excess of debt service requirements were transferred to the State’s General Fund.

The Sales Tax Revenue Bond Fund has appropriation-incentive and General Fund “reach back” features comparable to PIT and LGAC bonds. A “lock box” feature restricts transfers back to the General Fund in the event of non-appropriation or non-payment. In addition, in the event that sales tax revenues are insufficient to pay debt service, a “reach back” mechanism requires the State Comptroller to transfer moneys from the General Fund to meet debt service requirements.

The legislation also authorized the use of State Sales Tax Revenue Bonds and PIT Revenue Bonds to finance any capital purpose, including projects that were previously financed through the State’s Mental Health Facilities Improvement Revenue Bond program and the DHBTF program. This allowed the State to transition to the use of three primary credits - PIT Revenue Bonds, Sales Tax Revenue Bonds and General Obligation bonds to finance the State’s capital needs.

Sales Tax Revenue Bonds are used interchangeably with PIT Revenue Bonds to finance State capital needs. As of March 31, 2018, $7.4 billion of Sales Tax Revenue Bonds were outstanding. Assuming average issuances of approximately $1.4 billion annually over the next four years, Sales Tax coverage based only upon the 1 cent pledge was expected to decline from 4.0 times in FY 2019 to 3.8 times in FY 2022.

General Obligation Financings

With limited exceptions for emergencies, the State Constitution prohibits the State from undertaking a long-term General Obligation borrowing (i.e., borrowing for more than one year) unless it is authorized in a specific amount for a single work or purpose by the Legislature. There is no constitutional limitation on the amount of long-term General Obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on all new State-supported debt issued on and after April 1, 2000. The State Constitution provides that General Obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds, including General Obligation bonds, to 30 years, and, as of December 4, 2018, the State has no bonds outstanding with a remaining final maturity that was more than 30 years.

General Obligation debt, as of December 4, 2018, was authorized for transportation, environment, housing and education purposes. Transportation-related bonds were issued for State and local highway and bridge improvements, mass transportation, rail, aviation, canal, port and waterway programs and projects. Environmental bonds were issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. Education-related bonds were issued to fund enhanced education technology in schools, with eligible projects including infrastructure improvements to bring high-speed broadband to schools and communities in their school district and the purchase of classroom technology for use by students. Additionally, these bonds were expected to enable long-term investments in full-day pre-kindergarten through the construction of new pre-kindergarten classroom space.

Most General Obligation debt-financed spending in the Enacted Capital Plan was authorized under ten previously approved bond acts (five for transportation, four for environmental and recreational programs and one for education purposes). The majority of projected general obligation bond-financed spending supports authorizations for the 2005 Rebuild and Renew New York Bond Act and the $2 billion Smart Schools Bond Act, which was approved by voters in November 2014. DOB projected that spending authorizations from the remaining bond acts would be virtually depleted by the end of the Enacted Capital Plan.

As of March 31, 2018, approximately $2.4 billion of General Obligation bonds were outstanding.

The State Constitution permits the State to undertake short-term General Obligation borrowings without voter approval in anticipation of the receipt of (i) taxes and revenues, by issuing general obligation tax and revenue anticipation notes (“TRANs”), and (ii) proceeds from the sale of duly authorized but unissued General Obligation bonds, by issuing bond anticipation notes (“BANs”). General Obligation TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue general obligation TRANs that mature in the same State fiscal year in which they were issued has been limited due to the enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to General Obligation authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously used the BANs authorization to conduct a commercial paper program to fund disbursements eligible for General Obligation bond financing.

New York Local Government Assistance Corporation (“LGAC”)

In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State’s annual issuance of general obligation TRANs that mature in the same State fiscal year that they are issued (“seasonal borrowing”). The legislation also dedicated revenues equal to one cent of the State’s four cent sales and use tax to pay debt service on these bonds. As of July 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations is amortized over a period of no more than 30 years from the dates of their original issuance, with the final debt service payment on April 1, 2025. As of March 31, 2018, approximately $1.4 billion of LGAC bonds were outstanding.

The LGAC legislation eliminated seasonal borrowing except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors, or factors unanticipated at the time of adoption of the budget, and provide a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no seasonal borrowing in the fifth year). The provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC’s bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution authorizing such bonds. No restrictions were placed upon the State’s ability to issue deficit TRANs (issued in one year and maturing in the following year).

The LGAC changes, as well as other changes in revenue and spending patterns, have allowed the State to meet its cash flow needs throughout the fiscal year without relying on seasonal borrowings. However, the State has taken extraordinary measures in the past to manage its cash flow, including payment deferrals and permitting the State to borrow from other funds of the State (i.e., non-General Fund) for a limited period.

Legislation enacted in 2003 requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to New York City or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any bonds issued by the City of New York or its assignee, that act or omission would not constitute an event of default with respect to LGAC bonds. The Enacted Budget included a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to New York City.

State-Supported Lease-Purchase and Other Contractual-Obligation Financings

Prior to the 2002 commencement of the State’s PIT Revenue Bond program, public authorities or municipalities issued other lease purchase and contractual-obligation debt. These types of debt, where debt service is payable from moneys received from the State and is subject to annual State appropriation, are not general obligations of the State.

Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (i.e., personal income taxes, motor vehicle and motor fuel-related taxes, and patient income). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. As of March 31, 2018, approximately 3.8 billion of State-supported lease-purchase and other contractual obligation financings were outstanding.

Legislation first enacted in FY 2011, and extended through FY 2020, authorizes the State to set aside moneys in reserve for debt service on general obligation, lease-purchase, and service contract bonds. Pursuant to a certificate filed by the Director of the Budget with the State Comptroller, the Comptroller is required to transfer from the General Fund such reserved amounts on a quarterly basis in advance of required debt service payment dates. As of December 4, 2018, the State indicated that it had no plans to issue lease-purchase or other contractual-obligation financings.

Dedicated Highway and Bridge Trust Fund Bonds

DHBTF bonds were issued for State transportation purposes and are backed by dedicated motor fuel, gas and other transportation related taxes and fees, subject to appropriation. As of March 31, 2018, approximately $1.6 billion of DHBTF bonds were outstanding. As of December 4, 2018, the State indicated that it had no plans to issue additional DHBTF bonds, but could utilize this credit in the future if market conditions warrant.

Mental Health Facilities Improvement Bonds

Mental Health Facilities Improvement Bonds were issued to support capital projects to preserve and maintain both State and community-based facilities operated and/or licensed by OMH, OPWDD, and OASAS. A major source of patient revenues for these bonds were Federal Medicaid payments for services delivered by OPWDD. As of December 4, 2018, debt service coverage for FY 2019 was projected at approximately 10.0 times for existing Mental Health Facilities Improvement Bonds. As of March 31, 2018, approximately $599 million of Mental Health Facilities Improvement Bonds were outstanding. As of December 4, 2018, the State indicated that it had no plans to issue additional Mental Health Facilities Improvement Bonds.

SUNY Dormitory Facilities Bonds

Legislation enacted in 2013 changed the method of paying debt service on outstanding SUNY Dormitory Facilities Lease Revenue Bonds (the “Lease Revenue Bonds”) and established a new revenue-based financing credit, the SUNY Dormitory Facilities Revenue Bonds (the “Facilities Revenue Bonds”) to finance the SUNY residence hall program in the future. The Facilities Revenue Bonds, unlike the Lease Revenue Bonds, do not include a SUNY general obligation pledge, thereby eliminating any recourse to the State with respect to the payment of the Facilities Revenue Bonds. The legislation also provided for the assignment of the revenues derived from the use and occupancy of SUNY’s dormitory facilities (the “Dormitory Facilities Revenues”) for the payment of debt service on both the Lease Revenue Bonds and the Facilities Revenue Bonds from SUNY to DASNY. As a result, annual debt service on the outstanding Lease Revenue Bonds is no longer supported by a State appropriation, except under extraordinary circumstances (i.e., the generation of insufficient Dormitory Facilities Revenues implicating the need for SUNY payments from sources other than Dormitory Facilities Revenues for debt service on the Lease Revenue Bonds). DOB is not aware of any such extraordinary circumstance having ever occurred in the past and does not anticipate that it would occur in the future. However, since the outstanding Lease Revenue Bonds were incurred as State-supported debt, until these are defeased or are paid off to maturity, DOB will continue to count these bonds as outstanding State-supported debt for purposes of the Debt Reform Act caps and has included these bonds as State-supported debt in its figures. In recognition of the fact that debt service payments on the Lease Revenue Bonds are no longer supported by an appropriation, the debt service payments on such Lease Revenue Bonds in the approximate annual amount of $60 million is not included in State debt service payments reported in this Appendix. Annual debt service related to the Lease Revenue Bonds was $55 million in FY 2018. As of March 31, 2018, approximately $394 million of Lease Revenue Bonds were outstanding. As of December 4, 2018, annual debt service payments on the remaining Lease Revenue Bonds was projected to be $44 million in FY 2019, $39 million in FY 2020, $36 million in FY 2021, and $32 million in FY 2022.

State-Related Debt Outstanding

State-related debt is a broader measure of debt that includes State-supported debt and contingent-contractual obligations, moral obligations, State-guaranteed debt and other debt.

Contingent-Contractual Obligation Financing

Contingent-contractual debt, included in State-related debt, is debt where the State enters into a statutorily authorized contingent-contractual obligation via a service contract to pay debt service in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available to pay the debt service. As with State-supported debt, except for General Obligation bonds, all payments are subject to annual appropriation.

Secured Hospital Program

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to issue debt. The contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by the New York State Medical Care Facilities Financing Agency (“MCFFA”) and by DASNY through the Secured Hospital Program. In the event there are shortfalls in revenues from other sources, which include hospital payments made under loan agreements between DASNY and the hospitals, and certain reserve funds held by the applicable trustees for the bonds, the State is liable for the debt service. The bankruptcy and deteriorating financial conditions of certain hospitals in the Secured Hospital Program resulted in the State paying approximately $14 million of debt service payments in FY 2018. As of March 31, 2018, there was approximately $193 million of bonds outstanding for this program.

Tobacco Settlement Financing Corporation (“TSFC”)

As of March 31, 2018, all TSFC bonds were retired. As of December 4, 2018, the State was never called upon to make any payment, pursuant to the contingency contract on the TSFC bonds.

Moral Obligation Financings

Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue producing project or other activity. The debt is secured, in the first instance, by project revenues, but includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer’s debt service reserve fund. As of December 4, 2018, there had never been a payment default on any moral obligation debt of any public authority. DOB does not expect the State to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, Urban Development Corporation (“UDC”) and other public authorities which had moral obligation debt outstanding. As of December 4, 2018, the State indicated that it has not been called upon to make any payments pursuant to any moral obligations since FY 1987 and no such requirements were anticipated during FY 2019. As of March 31, 2018, approximately $800 thousand of moral obligation debt was outstanding.

State-Guaranteed Financings

Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. Payments of debt service on State guaranteed bonds and notes are legally enforceable obligations of the State. As of December 4, 2018, the only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority (“JDA”). However, as of March 31, 2018, all JDA bonds guaranteed by the State were paid off, and the State does not anticipate any future JDA indebtedness to be guaranteed by the State. As of December 4, 2018, the State has never been called upon to make any direct payments pursuant to any such guarantees.

Other State Financings

Other State financings relate to the issuance of debt by a public authority, including capital leases, mortgage loan commitments and MBBA prior year school aid claims. Regarding the MBBA prior year school aid claims, the municipality assigns specified State and local assistance payments it receives to the MBBA or the bond trustee to ensure that debt service payments are made. The State has no legal obligation to make any debt service payments or to continue to appropriate local assistance payments that are subject to the assignment.

Borrowing Plan

As of December 4, 2018, debt issuances totaling $6.8 billion were planned to finance new capital project spending in FY 2019, an increase of $1.1 billion (18 percent) from FY 2018, that includes large capital programs for healthcare and the Smart Schools Bond Act that were expected to increase spending in FY 2019. The State anticipated that it will finance these capital projects through PIT Revenue Bonds, Sales Tax Revenue Bonds and General Obligation bonds in FY 2019.

The bond issuances were expected to finance capital commitments for transportation infrastructure ($1.8 billion), education ($1.3 billion), mental hygiene and health care facilities ($703 million), economic development and housing ($2.0 billion), the environment ($572 million), and State facilities and equipment ($336 million).

Over the next four years, new debt issuances were projected to total $25.5 billion. New issuances are primarily for transportation infrastructure ($6.8 billion), education facilities ($4.9 billion), economic development ($7.6 billion), the environment ($2.1 billion), mental hygiene and health care facilities ($2.7 billion), and State facilities and equipment ($1.3 billion).

State-Related Debt Service Requirements

As of December 4, 2018, State-related debt service is projected at $5.4 billion in FY 2019, a decrease of $1.2 billion (18 percent) from FY 2018. This was due, in large part, to debt service prepayments which result in higher debt service payments in FY 2018, and lower debt service costs in FY 2019. The State is contractually required to make debt service payments prior to bondholder payment dates in most instances, and may also elect to make payments earlier than contractually required. As of December 4, 2018, in FY 2019 and beyond, the State expected to use three principal bonding programs -- Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, and General Obligation Bonds -- to fund all bond-financed capital spending. Other bonding programs are expected to be phased out over time.

Interest Rate Exchange Agreements and Net Variable Rate Obligations

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. As of December 4, 2018, the limit on debt instruments which resulted in a net variable rate exposure (i.e., both variable rate debt and interest rate exchange agreements) was no more than 15 percent of total outstanding State-supported debt. Interest rate exchange agreements were also limited to a total notional amount of no more than 15 percent of total outstanding State-supported debt. The outstanding State-supported debt of $51.3 billion as of March 31, 2018 results in a cap on variable rate exposure and a cap on interest rate exchange agreements of about $7.7 billion each (15 percent of total outstanding State-supported debt). As of March 31, 2018, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements were less than the authorized totals of 15 percent of total outstanding State-supported debt.

Interest Rate Exchange Agreements

As of March 31, 2018, the State’s Authorized Issuers had a notional amount of $1.5 billion in interest rate exchange agreements. Overall, the State’s swap exposure was expected to decline from 2.8 percent in FY 2018 to 1.5 percent in FY 2022.

As of December 4, 2018, the State’s swaps portfolio was comprised of synthetic fixed rate swaps. A synthetic fixed swap includes two separate transactions: (1) a variable rate bond is sold to bondholders, and (2) an interest rate exchange agreement between the State and a counterparty is executed. The interest rate exchange agreement resulted in the State paying a fixed interest rate (i.e., synthetic fixed rate) to the counterparty and the counterparty agrees to pay the State a variable rate (65 percent of the London InterBank Offered Rate (“LIBOR”) for all State swaps). If the variable rate the State pays to bondholders and the variable rate the State is receiving from the counterparty off-set each other, the State is left with the synthetic fixed rate payment. The two variable rate components do not always precisely offset each other, which may result in an amount owed by the State in addition to the synthetic fixed rate payment. The synthetic fixed rate was less than the fixed rate the State would have paid to issue traditional fixed rate bonds at the time of issuance.

As of December 4, 2018, the State indicated that it had no plans to increase its swap exposure.

Net Variable Rate Obligations

The State’s net variable rate exposure (including a policy reserve) was projected to average 0.9 percent of outstanding debt from FY 2018 through FY 2022. The debt that is charged against the variable rate cap represented the State’s unhedged variable rate bonds. The variable rate bonds that are issued in connection with a fixed rate swap - $1.5 billion - were not included in the variable rate cap. As of December 4, 2018, the State’s policy was to count 35 percent of the notional amount of outstanding 65 percent of LIBOR fixed rate swaps in its variable rate exposure. This policy reserve accounts for the potential that tax policy or market conditions could result in significant differences between payments owed on the bonds and the amount received by the State under its 65 percent of LIBOR swaps, and that the factors affecting such payments can be consistent with variable rate exposure.

DOB continues to evaluate the market for variable rate bonds, but as of December 4, 2018, had no plans to issue additional variable rate debt.

State Bond Caps and Debt Outstanding

Bond caps are legal authorizations to issue bonds to finance the State’s capital projects. The caps can authorize bond financing of capital appropriations. As the bond cap for a particular programmatic purpose is reached, subsequent legislative changes are required to raise the statutory cap to the level necessary to meet the bondable capital needs, as permitted by a single or multi-year appropriation. In the Enacted Budget, statutory bond authorizations on State-supported debt were raised by $6.5 billion across multiple programmatic purposes. The bonded indebtedness (and related capital spending) from the new authorizations is expected to occur over many years, and is counted against the State’s statutory debt caps only when bonds are actually issued.

Debt authorizations for capital programs are either approved or enacted at one time, expected to be fully issued over time, or enacted annually by the Legislature and are usually consistent with bondable capital projects appropriations. Authorization does not, however, indicate intent to sell bonds for the entire amount of those authorizations, because capital appropriations often include projects that do not materialize or are financed from other sources. The amount of bonds authorized may be increased or decreased from time to time by the Legislature. In the case of General Obligation debt, increases in the authorization must be approved by the voters.

AUTHORITIES AND LOCALITIES

Public Authorities

For the purposes of this section, “authorities” refer to public benefit corporations or public authorities, created pursuant to State law, which are reported in the State’s Comprehensive Annual Financial Report. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and they may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. Certain of these authorities issue bonds under two of the three primary State credits – PIT Revenue Bonds and Sales Tax Revenue Bonds. The State’s access to the public credit markets through bond issuances constituting State-supported or State-related debt issuances by certain of its authorities could be impaired and the market price of the outstanding debt issued on its behalf may be materially and adversely affected if any of these authorities were to default on their respective State-supported or State-related debt issuances.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs on their notes, bonds or other legislatively authorized financing structures from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. Since the State has no actual or contingent liability for the payment of this type of public authority indebtedness, it is not classified as either State-supported debt or State-related debt. Some public authorities, however, receive monies from State appropriations to pay for the operating costs of certain programs.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments that have been appropriated in a given year and are otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, in honoring such statutory arrangement for the redirection of local assistance payments, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefor in any given year.

As of December 31, 2017, (with respect to Job Development Authority or “JDA” as of March 31, 2018) each of the 17 authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $187 billion, only a portion of which constitutes State-supported or State-related debt.

Localities

While the fiscal condition of New York City and other local governments in the State is reliant, in part, on State aid to balance their annual budgets and meet their cash requirements, the State is not legally responsible for their financial condition and viability. Indeed, the provision of State aid to localities, while one of the largest disbursement categories in the State budget, is not constitutionally obligated to be maintained at levels current as of December 4, 2018, or to be continued in future fiscal years and the State Legislature may amend or repeal statutes relating to the formulas for and the apportionment of State aid to localities.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets.

The staffs of the Financial Control Board for the City of New York (“FCB”), the Office of the State Deputy Comptroller (“OSDC”), the City Comptroller and the Independent Budget Office issue periodic reports on the City’s financial plans.

Other Localities

Certain localities other than New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. As of December 4, 2018, State legislation enacted post-2004 included 27 special acts authorizing bond issuances to finance local government operating deficits. Included in this figure are special acts that extended the period of time related to prior authorizations and modifications to issuance amounts previously authorized. When a local government is authorized to issue bonds to finance operating deficits, the local government is subject to certain additional fiscal oversight during the time the bonds are outstanding as required by the State’s Local Finance Law, including an annual budget review by OSC.

In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within particular localities. The Cities of Buffalo and Troy, and the Counties of Erie and Nassau are subject to varying levels of review and oversight by entities created by such legislation. The City of Newburgh operates under special State legislation that provides for fiscal oversight by the State Comptroller and the City of Yonkers must adhere to a Special Local Finance and Budget Act. As of December 4, 2018, the impact on the State of any possible requests in the future for additional oversight or financial assistance could not be determined and therefore was not included in the Updated Financial Plan projections.

Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments (the “Restructuring Board”). The Restructuring Board consists of ten members, including the State Director of the Budget, who is the Chair, the Attorney General, the State Comptroller, the Secretary of State and six members appointed by the Governor. The Restructuring Board, upon the request of a “fiscally eligible municipality”, is authorized to perform a number of functions including reviewing the municipality’s operations and finances, making recommendations on reforming and restructuring the municipality’s operations, proposing that the municipality agree to fiscal accountability measures, and making available certain grants and loans. As of December 4, 2018, the Restructuring Board was reviewing or had completed reviews for twenty-five municipalities. The Restructuring Board is also authorized, upon the joint request of a fiscally eligible municipality and a public employee organization, to resolve labor impasses between municipal employers and employee organizations for police, fire and certain other employees in lieu of binding arbitration before a public arbitration panel.

OSC implemented its Fiscal Stress Monitoring System (the “Monitoring System”) in 2013. The Monitoring System utilizes a number of fiscal and environmental indicators with the goal of providing an early warning to local communities about stress conditions in New York’s local governments and school districts. Fiscal indicators consider measures of budgetary solvency while environmental indicators consider measures such as population, poverty, and tax base trends. Individual entities are then scored according to their performance on these indicators. An entity’s score on the fiscal components will determine whether or not it is classified in one of three levels of stress: significant, moderate or susceptible. Entities that are determined to have stress levels below established scoring thresholds are classified as “No Designation”.

A total of 37 local governments (10 counties, 8 cities, 9 towns, 10 villages) and 26 school districts have been placed in a stress category by OSC based on financial data for their fiscal years ending in 2017. The vast majority of entities scored by OSC (97 percent) are classified in the “No Designation” category.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or Federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level.

Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary Federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.

Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

LITIGATION AND ARBITRATION

General

The legal proceedings listed below involve State finances and programs and other claims as of December 4, 2018 in which the State was a defendant and in which the potential monetary claims against the State were deemed to be material, meaning in excess of $100 million or involving significant challenges to or impacts on the State’s financial policies or practices. As explained below, these proceedings could adversely affect the State’s finances.

For the purpose of this “Litigation and Arbitration” section of the Appendix, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position, all of which are above the $100 million materiality threshold. The State has indicated that it intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold.

The State is party to other claims and litigation, with respect to which its legal counsel has advised that it is not probable that the State will suffer adverse court decisions, or which the State has determined do not, considered on a case by case basis, meet the materiality threshold described in the second paragraph of this section. Although the amounts of potential losses, if any, resulting from these litigation matters are not presently determinable, it is the State’s position that any potential liability in these litigation matters is not expected to have a material and adverse effect on the State’s financial position in FY 2019 or thereafter. As of December 4, 2018, the Basic Financial Statements for FY 2018, which the OSC expected to issue by July 29, 2019, were expected to report possible and probable awards and anticipated unfavorable judgments against the State.

Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced FY 2019 Financial Plan. As of December 4, 2018, the State believed that the Enacted Budget includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during FY 2019. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential Enacted Budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced Enacted Budget.

Real Property Claims

Over the years, there have been a number of cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or their predecessors-in-interest in the 18th and 19th centuries were illegal. Of these cases, only one remains active.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al. (“NDNY”), plaintiffs sought ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The defendants’ motion for judgment on the pleadings, relying on prior decisions in other cases rejecting such land claims, was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims were dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk Power Corporation.

On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties will work towards a mutually agreeable resolution of the tribe’s land claim. As of December 4, 2018, the land claim had been stayed through at least December 14, 2018 to allow for settlement negotiations.

On May 28, 2014, the State, the New York Power Authority and St. Lawrence County signed a memorandum of understanding with the St. Regis Mohawk Tribe endorsing a general framework for a settlement, subject to further negotiation. The memorandum of understanding does not address all claims by all parties and will require a formal written settlement agreement. Any formal settlement agreement will also require additional local, State and Congressional approval.

School Aid

In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State’s system of financing public education violates § 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education (“SBE”). In a decision and order dated July 21, 2009, Supreme Court, Albany County, denied the State’s motion to dismiss the action. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals. On June 26, 2012, the Court of Appeals affirmed the denial of the State’s motion to dismiss.

The trial commenced on January 21, 2015 and was completed on March 12, 2015. On September 19, 2016, the trial court ruled in favor of the State and dismissed the action. Plaintiffs filed a notice of appeal dated October 5, 2016 with the Appellate Division, Third Department. Plaintiffs have filed their appellate brief and the State’s brief was filed May 30, 2017. The appeal was argued on September 5, 2017. By decision and order dated October 26, 2017, the Appellate Division reversed the judgment of the trial court and remanded the case in order for the trial court to make specific findings as to the adequacy of inputs and causation.

In Aristy-Farer, et al. v. The State of New York, et al. (Sup. Ct., N.Y. Co.), commenced February 6, 2013, plaintiffs seek a judgment declaring that the provisions of L. 2012, Chapter 53 and L. 2012, Chapter 57, Part A § 1, linking payment of State school aid increases for 2012-2013 school year to submission by local school districts of approvable teacher evaluation plans violates, among other provisions of the State Constitution, Article XI, § 1, because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved for a preliminary injunction enjoining the defendants from taking any actions to carry out the statutes to the extent that they would reduce payment of State aid disbursements referred to as General Support for Public Schools (“GSPS”) to the City of New York pending a final determination. The State opposed this motion. By order dated February 19, 2013, the Court granted the motion for preliminary injunction. The State appealed. On May 21, 2013, the Appellate Division, First Department, denied plaintiffs motion for a stay pending appeal. As a result, plaintiffs have agreed to vacate their preliminary injunction and the State will withdraw its appeal. On April 7, 2014, Supreme Court denied the State’s motion to dismiss. The Answer to the Second Amended Complaint was filed on February 2, 2015.

By decision dated August 12, 2014, Supreme Court, New York County, granted a motion to consolidate Aristy-Farer, discussed in the preceding paragraph, with New Yorkers for Student Educational Rights v. New York. On June 27, 2017, the Court of Appeals dismissed the Aristy-Farer action but held that the New Yorkers for Student Educational Rights v. New York action could proceed on a limited basis as to the New York City and Syracuse school districts.

In New Yorkers for Students Educational Rights v. New York, the organizational plaintiff and several individual plaintiffs commenced a new lawsuit on February 11, 2014, in Supreme Court, New York County, claiming that the State was not meeting its constitutional obligation to fund schools in New York City and throughout the State to provide students with an opportunity for a sound basic education. Plaintiffs specifically alleged that the State was not meeting its funding obligations for New York City schools under the Court of Appeals decision in Campaign for Fiscal Equity (“CFE”) v. New York, 8 N.Y.3d 14 (2006), and -- repeating the allegations of Aristy-Farer -- challenge legislation conditioning increased funding for New York City schools on the timely adoption of a teacher evaluation plan. With regard to other school districts throughout the State, plaintiffs alleged that the State was not providing adequate Statewide funding, had not fully implemented certain 2007 reforms to the State aid system, had imposed gap elimination adjustments decreasing State aid to school districts, and had imposed caps on State aid increases, and on local property tax increases unless approved by a supermajority. Finally, they alleged that the State had failed to provide assistance, services, accountability mechanisms, and a rational cost formula to ensure that students throughout the State have an opportunity for a sound basic education.

Plaintiffs sought a judgment declaring that the State had failed to comply with CFE, that the State has failed to comply with the command of State Constitution Article XI to provide funding for public schools across the State, and that the gap elimination adjustment and caps on State aid and local property tax increases were unconstitutional. They sought an injunction requiring the State to eliminate the gap elimination adjustments and caps on State aid and local property tax increases, to reimburse New York City for the funding that was withheld for failure to timely adopt a teacher evaluation plan, to provide greater assistance, services and accountability, to appoint an independent commission to determine the cost of providing students the opportunity for a sound basic education, and to revise State aid formulas.

On May 30, 2014, the State filed a motion to dismiss all claims. By order dated November 17, 2014, Supreme Court, New York County, denied defendants’ motion to dismiss. Defendants filed a Notice of Appeal on December 15, 2014. Defendants filed Answers to the Amended Complaint on February 2, 2015. The appeals of both November 17, 2014 decisions, along with the appeal in Aristy-Farer, were heard by the First Department on February 24, 2016.

On April 5, 2016, following the submission of a stipulation by the parties, the trial court stayed the case pending the outcome of the appeal before the First Department.

On September 8, 2016, the First Department ruled largely in favor of plaintiffs and held that the bulk of their school-financing claims in Aristy-Farer and New Yorkers for Students’ Educational Rights (“NYSER”) could proceed. Defendants moved for leave to appeal to the Court of Appeals, and that motion was granted by the First Department on December 15, 2016. The matter was fully briefed in the Court of Appeals which heard argument on May 30, 2017.

On June 27, 2017, the Court of Appeals held that plaintiffs could proceed on their claims that the State was failing in its constitutional obligation to ensure the provision of minimally adequate educational services in the New York City and Syracuse school districts and remanded for further proceedings as to those two districts only.

Plaintiffs filed their Second Amended Complaint on December 11, 2017. The first cause of action alleges that the State has failed to provide a sound basic education in five school districts: New York City, Syracuse, Schenectady, Central Islip and Gouverneur. The second cause of action alleges that the State has failed to maintain a system of accountability to ensure that a sound basic education is being provided in those five districts. The third cause of action asserts a statewide cause of action, alleging that since 2009 the State has failed to “adopt appropriate policies, systems and mechanisms to properly implement the requirements of N.Y. Const. art. Xl. § 1 and of the CFE decisions.” This cause of action is not limited to the five districts.

Defendants filed a partial motion to dismiss the third cause of action in the Second Amended Complaint on April 9, 2018. On May 4, 2018, plaintiffs filed a Third Amended Complaint, which is identical to the Second Amended Complaint, but removed the third cause of action. Defendants’ Answer to the Third Amended Complaint was filed on July 10, 2018, and a conference was held on September 13, 2018, during which the Supreme Court, New York County, set the following discovery deadlines, as of December 4, 2018: 1) discovery requests due September 30, 2018; 2) discovery responses were due December 15, 2018; 3) depositions of named plaintiffs to be completed by March 15, 2019; 4) depositions of defendants to be completed by May 15, 2019; 5) fact discovery completed by September 16, 2019; expert discovery to be completed by November 15, 2019; 6) note of issue due by November 22, 2019; and 7) summary of judgment motions due 120 days after note of issue.

On May 4, 2018, the case was reassigned from Hon. Manuel J. Mendez to Hon. Lucy Billings.

Canal System Financing

American Trucking Association v. New York State Thruway Authority, 13-CV-8123 (SDNY), is a purported class action by a trucking industry trade association and three trucking companies against the Thruway Authority, the Canal Corporation and individual officers and board members of both entities, claiming violations of the Commerce Clause and the Privileges and Immunities Clauses of the United States Constitution because of the Thruway Authority’s use of revenues from Thruway Authority tolls to maintain and improve the State’s canal system. The District Court granted defendant’s motion to dismiss the complaint for failure to join the State as a necessary party. On August 4, 2015, the Second Circuit Court of Appeals reversed the judgment of the District Court dismissing the complaint and remanded the case to District Court for further proceedings.

Following the Second Circuit’s remand, plaintiffs filed a motion for partial summary judgment on December 9, 2015. Defendants filed an opposition and cross-motion for summary judgment on February 15, 2016. Briefing on the motion and cross-motion were fully submitted as of April 1, 2016. In an August 10, 2016 decision, the District Court concluded that the claims were not barred by limitations or laches and that, to the extent that the tolls collected from interstate truckers were used to maintain the canal system, the incorporation of those expenses into the Thruway’s toll rates, and their collection from the plaintiffs, violates the dormant commerce clause of the United States Constitution.

Plaintiffs’ motion for class action certification was filed with the District Court on September 6, 2016. Defendants’ response was filed on November 18, 2016 and plaintiffs’ reply was filed February 3, 2017. In addition, on January 26, 2017, the Thruway Authority moved to dismiss for lack of subject matter jurisdiction based on Federal legislation authorizing the Thruway to use highway tolls for canal purposes. Plaintiffs’ opposition to that motion was filed February 13, 2017 and defendants’ reply was filed on February 16, 2017. Thereafter, all matters on the case were stayed pending the determination of the motion to dismiss - with discovery ongoing, a trial on the issue of damages had previously been scheduled to begin in March 2017. In addition, on February 1, 2017, counsel for plaintiffs filed a similar, companion action on behalf of the motor bus industry as a related case, Am. Bus Ass’n v. N.Y. Thruway Auth., 17-CV-0782 (SDNY).

On March 1, 2017, the Court entered a decision dismissing the complaint in the original matter under Fed. R. Civ. P. 12(c) for failure to state a cause of action, consistent with the Thruway Authority’s motion to dismiss. The Court entered judgment in favor of defendants the same day.

The Court also entered an order to show cause in the companion matter brought by the bus association, directing plaintiffs to indicate by March 20, 2017, why the similar matter should not be dismissed on the same grounds as the trucking lawsuit. The Court subsequently granted judgment in favor of defendants in the bus association case. Plaintiffs appealed in both the trucking association and bus association cases, and the two appeals were consolidated by the Second Circuit with the consent of both sides. Plaintiff’s opening brief on appeal was filed June 26, 2017. Defendants’ opposing brief was filed September 25, 2017. Plaintiffs’ reply brief was filed on November 7, 2017. Argument was heard on January 25, 2018. On March 29, 2018, the Second Circuit affirmed the judgments in favor of defendants in both the trucking association and bus association cases. Plaintiffs’ last day to petition the U.S. Supreme Court for a writ of certiorari was June 27, 2018. No petition was filed. These cases are now concluded.

Health Insurance Premiums

In NYSCOBPA v. Cuomo, 11-CV-1523 (NDNY) and ten other cases, state retirees, and certain current court employees, allege various claims, including due process and violation of the Contracts Clause of the United States Constitution, via 42 U.S. Code § 1983, against the Governor and other State officials, challenging the 2011 increase in their health insurance contribution.

In 2011, CSEA negotiated a two percent increase in the employee contribution to health insurance premiums. Over time, the other unions incorporated this term into their collective bargaining agreements. But in October 2011, the premium shift was administratively extended to unrepresented employees, retirees, and certain court employees pursuant to their contract terms (which provide that their health insurance terms are those of the majority of Executive Branch employees). The administrative extension is at issue.

Certain claims have been dismissed, including the claims against all State agencies and the personal capacity claims against all individual State defendants except Tricia Hite and Robert Megna.

Discovery is complete, and the State defendants filed motions for summary judgment in all eleven cases. In the motions, the State defendants argue primarily that nothing in the language of any of the collective bargaining agreements or in the negotiating history supports plaintiffs’ claim that the health insurance premium contribution rate vests into retirement. With respect to the court employees, State defendants argue that their contract terms require extension of the premium shift to them. Briefing was completed on January 26, 2018.

On December 4, 2018, the District Court granted defendants’ motions for summary judgment in all respects. Between October 13, 2018 and October 24, 2018, notices of appeal were filed in all eleven cases.

*   *   *   *   *

ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a) (1) The Registrant’s Declaration of Trust dated as of October 2, 2006 as amended and restated as of August 18, 2011 (the “Declaration of Trust”) is incorporated herein by reference to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the “SEC”) on August 22, 2011 (“Post-Effective Amendment No. 175”).

(2) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant and Amended and Restated Designation of Classes, in each case effective as of March 31, 2018 and incorporated into the Declaration of Trust, are incorporated herein by reference to Post-Effective Amendment No. 340 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 23, 2018.

(b) The Registrant’s By-Laws as amended and restated as of August 18, 2011 is incorporated herein by reference to Post-Effective Amendment No. 175.

(c) Instruments defining rights of security holders of series of the Registrant are contained in the Registrant’s Declaration of Trust and Bylaws, each as amended to date, which are incorporated herein by reference to Exhibits (a) and (b) of this Item 28.

(d) (1) Management Agreement between the Registrant, on behalf of Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund), and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 13, 2007, as amended effective August 1, 2012, is incorporated herein by reference to Post-Effective Amendment No. 240 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2013 (“Post-Effective Amendment No. 240”).

(2) Management Agreement between the Registrant, on behalf of Western Asset California Municipals Fund (formerly, Legg Mason Western Asset California Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2007 (“Post-Effective Amendment No. 85”).

(3) Management Agreement between the Registrant, on behalf of Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(4) Management Agreement between the Registrant, on behalf of Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund), and LMPFA dated April 13, 2007, as amended effective August 1, 2012, is incorporated herein by reference to Post-Effective Amendment No. 240.

(5) Management Agreement between the Registrant, on behalf of Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Mortgage Backed Securities Fund), and LMPFA dated April 13, 2007, as amended effective August 1, 2012, is incorporated herein by reference to Post-Effective Amendment No. 240.

(6) Management Agreement between the Registrant, on behalf of Western Asset Short Duration High Income Fund (formerly, Western Asset High Income Fund and before that, Legg Mason Western Asset High Income Fund), and LMPFA dated April 13, 2007, as amended effective May 1, 2013, is incorporated herein by reference to Post-Effective Amendment No. 240.

(7) Management Agreement between the Registrant, on behalf of Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity California Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(8) Management Agreement between the Registrant, on behalf of Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity New York Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(9) Management Agreement between the Registrant, on behalf of Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Western Asset Intermediate-Term Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(10) Management Agreement between the Registrant, on behalf of Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund), and LMPFA dated April 13, 2007, as amended effective December 1, 2017, is incorporated herein by reference to Post-Effective Amendment No. 338 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 22, 2018 (“Post-Effective Amendment No. 338”).

(11) Management Agreement between the Registrant, on behalf of Western Asset Managed Municipals Fund (formerly, Legg Mason Western Asset Managed Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 26, 2009.

(12) Management Agreement between the Registrant, on behalf of Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Western Asset Massachusetts Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(13) Management Agreement between the Registrant, on behalf of Western Asset Municipal High Income Fund (formerly, Legg Mason Western Asset Municipal High Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(14) Management Agreement between the Registrant, on behalf of Western Asset New Jersey Municipals Fund (formerly, Legg Mason Western Asset New Jersey Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(15) Management Agreement between the Registrant, on behalf of Western Asset New York Municipals Fund (formerly, Legg Mason Western Asset New York Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(16) Management Agreement between the Registrant, on behalf of Western Asset Oregon Municipals Fund (formerly, Legg Mason Western Asset Oregon Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(17) Management Agreement between the Registrant, on behalf of Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Western Asset Pennsylvania Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(18) Management Agreement between the Registrant, on behalf of Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Western Asset Short Duration Municipal Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(19) Management Agreement between the Registrant, on behalf of Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Bond Fund), and LMPFA dated April 13, 2007, as amended December 1, 2017, is incorporated herein by reference to Post-Effective Amendment No. 338.

(20) Management Agreement between the Registrant, on behalf of Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio), and LMPFA dated April 13, 2007, as amended effective December 1, 2017, is incorporated herein by reference to Post-Effective Amendment No. 338.

(21) Management Agreement between the Registrant, on behalf of Western Asset Short Term Yield Fund, and LMPFA dated June 1, 2011, is incorporated herein by reference to Post-Effective Amendment No. 169 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 14, 2011 (“Post-Effective Amendment No. 169”).

(22) Subadvisory Agreement between LMPFA and Western Asset Management Company, LLC (“WAM”), with respect to Legg Mason Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Partners Adjustable Rate Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(23) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset California Municipals Fund (formerly, Legg Mason Western Asset California Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(24) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(25) Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAMCL”), with respect to Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(26) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(27) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(28) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Mortgage Backed Securities Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(29) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short Duration High Income Fund (formerly, Western Asset High Income Fund and before that, Legg Mason Western Asset High Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(30) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Short Duration High Income Fund (formerly, Western Asset High Income Fund and before that, Legg Mason Western Asset High Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(31) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity California Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(32) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity New York Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(33) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Western Asset Intermediate-Term Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(34) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(35) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Managed Municipals Fund (formerly, Legg Mason Western Asset Managed Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(36) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Western Asset Massachusetts Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(37) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Municipal High Income Fund (formerly, Legg Mason Western Asset Municipal High Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(38) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New Jersey Municipals Fund (formerly, to Legg Mason Western Asset New Jersey Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(39) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New York Municipals Fund (formerly, Legg Mason Western Asset New York Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(40) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Oregon Municipals Fund (formerly, Legg Mason Western Asset Oregon Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(41) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Western Asset Pennsylvania Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(42) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Western Asset Short Duration Municipal Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(43) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(44) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(45) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(46) Subadvisory Agreement between WAM and Western Asset Management Company Ltd., a corporation organized under the laws of Japan (“Western Japan”), with respect to Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2008 (“Post-Effective Amendment No. 118”).

(47) Subadvisory Agreement between WAM and Western Asset Management Company Pte. Ltd. (“Western Singapore”), with respect to Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(48) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(49) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(50) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short Term Yield Fund dated June 1, 2011, is incorporated herein by reference to Post-Effective Amendment No. 169.

(51) Letter Amendment to Management Agreement between the Registrant, on behalf of Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 137 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2009.

(52) Subadvisory Agreement between WAM and WAMCL with respect to Western Asset Short-Term Bond Fund, dated November 6, 2012 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 20, 2012.

(e) (1) Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC (“LMIS”), on behalf of Western Asset Adjustable Rate Income Fund, Western Asset California Municipals Fund, Legg Mason Western Asset Core Bond Fund, Legg Mason Western Asset Core Plus Bond Fund, Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Legg Mason Western Asset Global Inflation Management Fund, Western Asset Mortgage Backed Securities Fund, Western Asset Short Duration High Income Fund (formerly Western Asset High Income Fund), Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Intermediate-Term Municipals Fund, Western Asset Managed Municipals Fund, Western Asset Massachusetts Municipals Fund, Western Asset

Municipal High Income Fund, Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund, Western Asset Oregon Municipals Fund, Western Asset Pennsylvania Municipals Fund, Western Asset Short Duration Municipal Income Fund, Western Asset Short-Term Bond Fund, Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund), Western Asset Emerging Markets Debt Fund and Western Asset Short Term Yield Fund dated June 1, 2011, as amended November 5, 2012 is incorporated herein by reference to Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 22, 2013.

(2) Form of Letter Agreement amending the Distribution Agreement between the Registrant, on behalf of Western Asset Ultra Short Obligations Fund, and LMIS is incorporated herein by reference to Post-Effective Amendment No. 272 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 26, 2014 (“Post-Effective Amendment No. 272”).

(f) (1) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 78”).

(2) Legg Mason Investment Series (formerly, Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78.

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan dated as of July 10, 2006 is incorporated herein by reference to Post-Effective Amendment No. 78.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(g) (1) Custodian Services Agreement with The Bank of New York Mellon dated as of January 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 338.

(2) Fund Accounting Services Agreement with The Bank of New York Mellon dated as of January 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 338.

(h) (1) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 30, 2006.

(2) Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (US) Inc. (“BNYM”) dated as of December 19, 2013 is incorporated herein by reference to Post-Effective Amendment No. 271 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 22, 2014 (“Post-Effective Amendment No. 271”).

(3) Schedule A to Transfer Agency and Services Agreement with BNYM is incorporated herein by reference to Post-Effective Amendment No. 275 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2014 (“Post-Effective Amendment No. 275”).

(4) Co-Transfer Agency and Services Agreement with Boston Financial Data Services Inc. (“BFDS”) dated as of September 1, 2014 is incorporated herein by reference to Post-Effective Amendment No. 271.

(5) Schedule A to Co-Transfer Agency and Services Agreement with BFDS is incorporated herein by reference to Post-Effective Amendment No. 275.

(6) Board Resolutions regarding Expense Limitation Arrangements are incorporated herein by reference to Post-Effective Amendment No. 350 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 23, 2018.

(7) Amendment No. 1 to Transfer Agency and Services Agreement with BNYM is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 19, 2015 (“Post-Effective Amendment No. 281”).

(i) (1) Opinion and Consent of Venable LLP as to the legality of the securities being registered is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on June 1, 2007.

(2) Opinion and Consent of Venable LLP regarding the legality of Class R shares of Legg Mason Western Asset Global Inflation Management Fund (formerly, Legg Mason Partners Global Inflation Management Fund) and Class FI shares of Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Western Asset Short Duration Municipal Income Fund), is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 14, 2008.

(3) Opinion and Consent of Venable LLP regarding the legality of Class FI shares of each of Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity California Municipals Fund), Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity New York Municipals Fund) and Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Western Asset Massachusetts Municipals Fund), is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 14, 2008.

(4) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Mortgage Backed Securities Fund) and Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund); and Class R Shares of Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund), Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Mortgage Backed Securities Fund), Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund) and Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Bond Fund), is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 24, 2008.

(5) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Managed Municipals Fund (formerly, Legg Mason Western Asset Managed Municipals Fund), Western Asset California Municipals Fund (formerly, Legg Mason Western Asset California Municipals Fund) and Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 11, 2008.

(6) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Western Asset Intermediate-Term Municipals Fund), Western Asset New Jersey Municipals Fund (formerly, Legg Mason Western Asset New Jersey Municipals Fund), Western Asset New York Municipals Fund (formerly, Legg Mason Western Asset New York Municipals Fund) and Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Western Asset Pennsylvania Municipals Fund) is incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 11, 2008.

(7) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Oregon Municipals Fund (formerly, Legg Mason Western Asset Oregon Municipals Fund) is incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 6, 2008.

(8) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 12, 2008 (“Post-Effective Amendment No. 116”).

(9) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund), Class FI shares of Western Asset Municipal High Income Fund (formerly, Legg Mason Western Asset Municipal High Income Fund) and Class R shares of Western Asset High Income Fund (formerly, Legg Mason Western Asset High Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 25, 2008 (“Post-Effective Amendment No. 119”).

(10) Opinion and Consent of Bingham McCutchen LLP regarding the reorganization of High Yield Bond Fund into Legg Mason Partners High Income Fund is incorporated herein by reference to Post-Effective Amendment No. 119.

(11) Opinion and Consent of Venable LLP as to the legality of Class A, Class C and Class IS shares of Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 30, 2009.

(12) Opinion and Consent of Venable LLP as to the legality of Class P shares of Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund) is incorporated herein by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 30, 2009.

(13) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 24, 2009.

(14) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Core Bond Fund, Legg Mason Western Asset Core Plus Bond Fund, Western Asset High Income Fund and Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 23, 2009.

(15) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Global Inflation Management Fund is incorporated herein by reference to Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 22, 2010.

(16) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Short-Term Bond Fund and Western Asset Mortgage Backed Securities Fund is incorporated herein by reference to Post-Effective Amendment No. 153 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2010.

(17) Opinion and Consent of Venable LLP as to the legality of Class FI, Class I and Class IS shares of Western Asset Short Term Yield Fund, is incorporated herein by reference to Post-Effective Amendment No. 169.

(18) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Global High Yield Bond Fund and Western Asset Short-Term Bond Fund, Class IS shares of Western Asset Adjustable Rate Income Fund, Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Mortgage Backed Securities Fund, Western Asset Short-Term Bond Fund and Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund), and Class R and Class R1 shares of Western Asset Emerging Markets Debt Fund, is incorporated herein by reference to Post-Effective Amendment No. 197 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 30, 2012.

(19) Opinion and Consent of Venable LLP as to the legality of Class A2 shares of Western Asset Emerging Markets Debt Fund, is incorporated herein by reference to Post-Effective Amendment No. 228 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 29, 2013.

(20) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset Short Duration High Income Fund is incorporated herein by reference to Post-Effective Amendment No. 240.

(21) Opinion and Consent of Venable LLP as to the legality of Class FI, Class I and Class IS shares of Western Asset Ultra Short Obligations Fund is incorporated herein by reference to Post-Effective Amendment No. 272.

(22) Opinion and Consent of Venable LLP as to the legality of Class A2 shares of Western Asset Short Duration Municipal Income Fund is incorporated herein by reference to Post-Effective Amendment No. 281.

(23) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset Intermediate-Term Municipals Fund and Western Asset Managed Municipals is incorporated herein by reference to Post-Effective Amendment No. 319 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 22, 2017.

(24) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset California Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 326 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 20, 2017.

(25) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund and Western Asset Pennsylvania Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 328 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 20, 2017.

(26) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset Oregon Municipals Fund, Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Massachusetts Municipals Fund and Western Asset Short Duration Municipal Income Fund is incorporated herein by reference to Post-Effective Amendment No. 330 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 22, 2017.

(j) Consents of Independent Registered Public Accounting Firm are filed herewith.

(k) Not Applicable.

(l) Not Applicable.

(m) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Western Asset Adjustable Rate Income Fund, Western Asset California Municipals Fund, Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Mortgaged Backed Securities Fund, Western Asset Short Duration High Income Fund, Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Intermediate-Term Municipals Fund, Western Asset Managed Municipals Fund, Western Asset Massachusetts Municipals Fund, Western Asset Municipal High Income Fund, Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund, Western Asset Oregon Municipals Fund, Western Asset Pennsylvania Municipals Fund, Western Asset Short Duration Municipal Income Fund, Western Asset Short-Term Bond Fund, Western Asset Income Fund (formerly Western Asset Global Strategic Income Fund), Western Asset Emerging Markets Debt Fund, Western Asset Short Term Yield Fund and Western Asset Ultra Short Obligations Fund, dated February 8, 2007, as amended as of November 8, 2016, is incorporated herein by reference to Post-Effective Amendment No. 314 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 17, 2016.

(n) Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(o) (1) Power of Attorney dated February 12, 2019 is filed herewith.

(2) Power of Attorney dated February 12, 2019 is filed herewith.

(p) (1) Code of Ethics of Legg Mason & Co., LLC dated as of March 10, 2011 (adopted by LMPFA and LMIS) is incorporated herein by reference to Post-Effective Amendment No. 175.

(2) Code of Ethics of WAM, WAMCL, Western Singapore and certain supervised affiliates dated November 1, 2013 is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 14, 2014.

(3) Code of Ethics of Western Japan is incorporated herein by reference to Post-Effective Amendment No. 116.

(4) Code of Ethics of the Independent Trustees of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 304 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 22, 2016.

Item 29.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

Article IX of the Registrant’s Declaration of Trust addresses the limitation of liability and indemnification of the Registrant’s Trustees, officers and others. Section 9.2(a) of the Declaration of Trust provides that no current or former Trustee, officer, or employee of the Registrant will be subject to any personal liability whatsoever to any person, other than the Registrant or its shareholders, in connection with the affairs of the Registrant. Further, Section 9.2(b) of the Declaration of Trust provides that, subject to applicable federal law, no current or former Trustee or officer of the Registrant will be liable to the Registrant or to any shareholder for money damages except:

•	to the extent that it is proved that the person actually received an improper benefit or profit in money, property, or services, or

•

to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 9.5 of the Declaration of Trust requires that, subject to certain exceptions and limitation expressed in the Declaration of Trust, each current and former Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim in which he becomes involved as a party or otherwise by virtue of his being (or having served) in such position and against amounts paid or incurred by him in settlement thereof. Section 9.5 of the Declaration of Trust further provides that no indemnification shall be provided to the extent such indemnification is prohibited by applicable federal law. The Declaration of Trust also sets forth provisions outlining presumptions that may be made relating to a person’s standard of conduct and when expenses may be advanced.

In addition to the foregoing, the Registrant has entered into an Indemnification Agreement with each of its Trustees that provides for indemnification consistent with the principles described above. These Indemnification Agreements set forth certain procedural aspects with respect to indemnification, including the advancement of expenses, and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met, as well as remedies for the indemnitee in the event that, among other things, determinations as to entitlement to indemnification, advancement of expenses and indemnity payments are not made in accordance with the procedures specified therein.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Under the Distribution Agreement, the Registrant agrees to indemnify LMIS, its officers, directors and employees and any person who controls LMIS within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which LMIS, its officers, directors and employees or any such controlling person may incur, under the Securities Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect LMIS or such other parties against any liability to the Registrant or its shareholders to which LMIS or such other parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties under the Distribution Agreement.

The Registrant’s Management Agreements and Subadvisory Agreements provide that the manager or subadvisor, as applicable, assumes no responsibility under the Agreements other than to render the services called for under the Agreements in good faith. The Management Agreements and Subadvisory Agreements further provide that the manager or the subadvisor, as applicable, shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund, provided that nothing in the Agreements protect with the manager or the subadvisor, as applicable, against any liability to the Fund to which the manager or subadvisor, as applicable, would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements.

Item 31.	Business and Other Connections of Investment Adviser

Adviser

Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The following table notes the officers and directors of LMPFA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years.

NAME	POSITION(S) AT LMPFA	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS

Jane E. Trust	President and Chief Executive Officer	Managing Director, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		Officer and/or Trustee/Director of 151 funds associated with LMPFA or its affiliates	100 International Drive Baltimore, MD 21202

		Director, LM (BVI) Limited	P.O. Box 173, Kingston Chambers Road, Town British Virgin Islands

Jeanne M. Kelly	Senior Vice President	Managing Director, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		President and Chief Executive Officer, LM Asset Services, LLC and Legg Mason Fund Asset Management, Inc.	620 Eighth Avenue New York, NY 10018 (both entities)

		Senior Vice President of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates	100 International Drive Baltimore, MD 21202

Ted P. Becker	Chief Compliance Officer	Director of Global Compliance, Legg Mason, Inc.	100 International Drive Baltimore, MD 21202

		Managing Director of Compliance, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates	100 International Drive Baltimore, MD 21202

Thomas C. Mandia	Secretary	Managing Director and Deputy General Counsel, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		Secretary, LM Asset Services, LLC and Legg Mason Fund Asset Management, Inc.	620 Eighth Avenue New York, NY 10018 (both entities)

Assistant Secretary of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates

Michael Kocur	Vice President & Assistant Secretary	Director, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		Assistant Secretary, LM Asset Services, LLC	620 Eighth Avenue New York, NY 10018

		Vice President and Assistant Secretary, Legg Mason Fund Asset Management, Inc.	620 Eighth Avenue New York, NY 10018

Amy M. Olmert	Manager	None	100 International Drive Baltimore, MD 21202

Peter H. Nachtwey	Manager	Senior Executive Vice President and Chief Financial Officer, Legg Mason, Inc.	100 International Drive Baltimore, MD 21202

		Director and President, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		Director and President, The Baltimore Company	100 International Drive Baltimore, MD 21202

		Former Director, QS Batterymarch Financial Management, Inc.	880 Third Avenue, 7th Floor New York, NY 10022

		Director and President, BMML, Inc.	100 International Drive Baltimore, MD 21202

		Former Director, Brandywine Global Investment Management, LLC	2929 Arch Street, 8th Floor Philadelphia, PA 19104

		Former Director, ClearBridge Investments, LLC	620 Eighth Avenue, 48th Floor New York, NY 10018

		Manager, Legg Mason ClearBridge Holdings, LLC	100 International Drive Baltimore, MD 21202

		Director, Legg Mason Fund Asset Management, Inc.	620 Eighth Avenue New York, NY 10018

		Manager, ClearBridge, LLC	100 International Drive Baltimore, MD 21202

Director, Western Asset Management Company, LLC	385 E. Colorado Blvd. Pasadena, CA 91101

Director and President, Legg Mason Commercial Real Estate Services, Inc.	100 International Drive Baltimore, MD 21202

Former Director, QS Legg Mason Global Asset Allocation, LLC	880 Third Avenue, 7th Floor New York, NY 10022

Former Director, Legg Mason Investment Counsel, LLC	100 International Drive Baltimore, MD 21202

Director, Legg Mason International Holdings, LLC	100 International Drive Baltimore, MD 21202

Director, Legg Mason Private Portfolio Group, LLC	620 Eighth Avenue, 48th Floor New York, NY 10018

Director and President, Legg Mason Real Estate Securities Advisors, Inc.	100 International Drive Baltimore, MD 21202

Director and President, Legg Mason Realty Group, Inc.	100 International Drive Baltimore, MD 21202

Director and President, Legg Mason Realty Partners, Inc.	100 International Drive Baltimore, MD 21202

Director and President, Legg Mason Tower, Inc.	100 International Drive Baltimore, MD 21202

Director and President, LM BAM, Inc.	46 Public Square, Suite 700 Wilkes Barre, PA 18701

Director and President, LM Capital Support V, LLC	100 International Drive Baltimore, MD 21202

Director, Legg Mason Towarzystwo Funduszy Inwestycyjnych Spolka Akcyjna	Senator Building 12 Bielanska str. 00-085 Warsaw, Poland

Director, Pelican Holdings I, LLC	100 International Drive Baltimore, MD 21202

Director, Pelican Holdings II, LLC	100 International Drive Baltimore, MD 21202

Manager, Royce & Associates, LLC	745 Fifth Avenue New York, NY 10019

Director and President, Gray Seifert & Company, LLC	100 International Drive Baltimore, MD 21202

Director, LM Asset Services, LLC	620 Eighth Avenue New York, NY 10018

Vice President and Treasurer, Legg Mason Charitable Foundation, Inc.	100 International Drive Baltimore, MD 21202

Subadvisers

Subadviser—Western Asset Management Company, LLC (“WAM”)

Western Asset Management Company, LLC is an investment adviser registered with the SEC under the Advisers Act. The following table notes the officers and directors of WAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years.

NAME	POSITION(S) AT WAM	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS

James W. Hirschmann III	Director, Chief Executive Officer and President	Director, Western Asset Mortgage Capital Corporation	385 Colorado Blvd. Pasadena. CA 91101

John D. Kenney	Non-Employee Director	Vice President, Legg Mason, Inc.	100 International Drive Baltimore, MD 21202

		QS Investors, LLC	880 Third Avenue, 7th Floor New York, NY 10022

		Director, QS Investors Holdings, LLC	880 Third Avenue, 7th Floor New York, NY 10022

		Director, QS Batterymarch Financial Management, Inc.	880 Third Avenue, 7th Floor New York, NY 10022

		Vice President, Legg Mason Charitable Foundation, Inc.	100 International Drive Baltimore, MD 21202

		Director, ClearBridge Investments, LLC	620 Eighth Avenue, 48th Floor New York, NY 10018

		Director, Legg Mason ClearBridge Holdings LLC	100 International Drive Baltimore, MD 21202

		Director, Legg Mason Australia Holdings Pty Limited	Level 47, 120 Collins Street, Melbourne, VIC 3000, Australia

		Manager, Royce & Associates, GP, LLC	745 Fifth Avenue New York, NY 10151

		Manager, Legg Mason Royce Holdings, LLC	100 International Drive Baltimore, MD 21202

		Director, EnTrustPermal Partners Holdings LLC	375 Park Avenue, 24th Floor New York, NY 10152

		Director, EnTrustPermal LLC	100 International Drive Baltimore, MD 21202

		Director, Martin Currie (Holdings) Limited	Clarendon House, 2 Church Street, Hamilton HM11, Bermuda

		Director, Martin Currie Limited	Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES, United Kingdom

		Director, RARE Infrastructure Finance Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure International Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure (Europe) Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure (North America) Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Holdings Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, Treasury RARE Holdings Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Manager, LM/Clarion I, LLC	100 International Drive Baltimore, MD 21202

		Manager, LM/Clarion II, LLC	100 International Drive Baltimore, MD 21202

		Director, Clarion Partners Holdings, LLC	230 Park Avenue, Floor 12 New York, NY 10169

Thomas C. Merchant	Non-Employee Director	Executive Vice President, General Counsel and Secretary, Legg Mason, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		Secretary, The Baltimore Company	100 International Drive Baltimore, MD 21202

		Secretary, BMML, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Brandywine Global Investment Management, LLC	2929 Arch Street, 8th Floor Philadelphia, PA 19104

		Secretary, Barrett Associates, Inc.	90 Park Avenue New York, NY 10016

		Secretary, Legg Mason Charitable Foundation, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Commercial Real Estate Services, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason International Holdings, LLC	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Realty Group, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Realty Partners, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Tower, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Holdings, LLC	100 International Drive Baltimore, MD 21202

		Secretary, LM Capital Support V, LLC	100 International Drive Baltimore, MD 21202

		Secretary, LMOBC, Inc.	600 Vine Street, Suite 2100 Cincinnati, OH 45202

		Secretary, Pelican Holdings I, LLC	100 International Drive Baltimore, MD 21202

		Secretary, Pelican Holdings II, LLC	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Real Estate Securities Advisors, Inc.	100 International Drive Baltimore, MD 21202

		Director, QS Batterymarch Financial Management, Inc.	880 Third Avenue, 7th Floor New York, NY 10022

		Director, QS Investors, LLC	880 Third Avenue, 7th Floor New York, NY 10022

		Director, QS Investors Holdings, LLC	880 Third Avenue, 7th Floor New York, NY 10022

		Non-Executive Director, Western Asset Management Company Limited	10 Exchange Square, 10th Floor, Primrose Street, London EC2A 2EN, United Kingdom

Jennifer W. Murphy	Director and Chief Operating Officer	None

Peter H. Nachtwey	Non-Employee Director	Senior Executive Vice President and Chief Financial Officer, Legg Mason, Inc.	100 International Drive Baltimore, MD 21202

		Director and President, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

Director, Legg Mason Partners Fund Advisor, LLC	620 Eighth Avenue, 48th Floor New York, NY 10018

Director and President, The Baltimore Company	100 International Drive Baltimore, MD 21202

Former Director, QS Batterymarch Financial Management, Inc.	880 Third Avenue, 7th Floor New York, NY 10022

Director and President, BMML, Inc.	100 International Drive Baltimore, MD 21202

Former Director, Brandywine Global Investment Management, LLC	2929 Arch Street, 8th Floor Philadelphia, PA 19104

Former Director, ClearBridge Investments, LLC	620 Eighth Avenue, 48th Floor New York, NY 10018

Manager, Legg Mason ClearBridge Holdings LLC	100 International Drive Baltimore, MD 21202

Director, Legg Mason Fund Asset Management, Inc.	620 Eighth Avenue, 48th Floor New York, NY 10018

Manager, ClearBridge, LLC	100 International Drive Baltimore, MD 21202

Director and President, Legg Mason Commercial Real Estate Services, Inc.	100 International Drive Baltimore, MD 21202

Former Director, Legg Mason Investment Counsel, LLC	100 International Drive Baltimore, MD 21202

Director, Legg Mason International Holdings, LLC	100 International Drive Baltimore, MD 21202

Director, Legg Mason Private Portfolio Group, LLC	620 Eighth Avenue, 48th Floor New York, NY 10018

Director and President, Legg Mason Real Estate Securities Advisors, Inc.	100 International Drive Baltimore, MD 21202

Director and President, Legg Mason Realty Group, Inc.	100 International Drive Baltimore, MD 21202

Director and President, Legg Mason Realty Partners, Inc.	100 International Drive Baltimore, MD 21202

Director and President, Legg Mason Tower, Inc.	100 International Drive Baltimore, MD 21202

Director and President, LM BAM, Inc.	46 Public Square, Suite 700 Wilkes Barre, PA 18701

		Director and President, LM Capital Support V, LLC	100 International Drive Baltimore, MD 21202

		Director, Pelican Holdings I, LLC	100 International Drive Baltimore, MD 21202

		Director, Pelican Holdings II, LLC	100 International Drive Baltimore, MD 21202

		Manager, Royce & Associates, GP, LLC	745 Fifth Avenue New York, NY 10151

		Manager, Legg Mason Royce Holdings, LLC	100 International Drive Baltimore, MD 21202

		Manager, LM/Clarion I, LLC	100 International Drive Baltimore, MD 21202

		Manager, LM/Clarion II, LLC	100 International Drive Baltimore, MD 21202

		Director, Clarion Partners Holdings, LLC	230 Park Avenue, Floor 12 New York, NY 10169

		Director and President, Gray Seifert & Company, LLC	100 International Drive Baltimore, MD 21202

		Director, LM Asset Services, LLC	620 Eighth Avenue, 48th Floor New York, NY 10018

		Vice President and Treasurer, Legg Mason Charitable Foundation, Inc.	100 International Drive Baltimore, MD 21202

Bruce D. Alberts	Chief Financial Officer	None

Marzo Bernardi	Director of Global Client Services and Marketing

Dennis McNamara	Director of Global Portfolio Operations	None

Charles A. Ruys de Perez	Secretary and General Counsel	Director, Western Asset Holdings (Australia) Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Ltd	5-1 Marunochi, 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan

		Director, Western Asset Management Company Pte. Ltd	1 George Street #23-01, Singapore 049145

		Director, Western Asset Management Company Limited	10 Exchange Square,10th Floor, Primrose Street, London EC2A 2EN United Kingdom

Kevin Ehrlich	Chief Compliance Officer	None

Subadviser—Western Asset Management Company Limited (“WAMCL”)

Western Asset Management Company Limited was incorporated under the laws of the United Kingdom as a corporation. WAMCL is a wholly-owned subsidiary of Legg Mason. WAMCL is registered as an investment adviser under the Advisers Act. The following table notes the officers and directors of WAMCL, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years.

NAME	POSITION AT WAMCL	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS

Michael B. Zelouf	Director and Senior Executive Officer	Director, Western Asset Management (UK) Holdings Limited	10 Exchange Square,10th Floor, Primrose Street, London EC2A 2EN United Kingdom

Charles A. Ruys de Perez	Director and General Counsel	Director, Western Asset Holdings (Australia) Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Ltd	5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan

		Director, Western Asset Management Company Pte. Ltd.	1 George Street #23-01, Singapore 049145

		Secretary and General Counsel, Western Asset Management Company, LLC	385 E. Colorado Boulevard Pasadena, California, 91101

Thomas C. Merchant	Non-Executive Director	Executive Vice President, General Counsel and Secretary, Legg Mason, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		Secretary, The Baltimore Company	100 International Drive Baltimore, MD 21202

		Secretary, BMML, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Brandywine Global Investment Management, LLC	2929 Arch Street, 8th Floor Philadelphia, PA 19104

		Secretary, Barrett Associates, Inc.	90 Park Avenue New York, NY 10016

		Secretary, Legg Mason Charitable Foundation, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Commercial Real Estate Services, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason International Holdings, LLC	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Realty Group, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Realty Partners, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Tower, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Holdings, LLC	100 International Drive Baltimore, MD 21202

		Secretary, LM Capital Support V, LLC	100 International Drive Baltimore, MD 21202

		Secretary, LMOBC, Inc.	600 Vine Street, Suite 2100 Cincinnati, OH 45202

		Secretary, Pelican Holdings I, LLC	100 International Drive Baltimore, MD 21202

		Secretary, Pelican Holdings II, LLC	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Real Estate Securities Advisors, Inc.	100 International Drive Baltimore, MD 21202

		Director, QS Batterymarch Financial Management, Inc.	880 Third Avenue, 7th Floor New York, NY 10022

		Director, QS Investors Holdings, LLC	880 Third Avenue, 7th Floor New York, NY 10022

		Non-Employee Director, Western Asset Management Company, LLC	385 E. Colorado Boulevard Pasadena, California, 91101

Jelena Petrovic	Chief Compliance Officer	None

Ann Duong	Finance Officer	None

Subadviser—Western Asset Management Company Pte. Ltd. (“Western Singapore”)

Western Asset Management Company Pte. Ltd. was incorporated under the laws of Singapore as a corporation. Western Singapore is a wholly-owned subsidiary of Legg Mason. The following table notes the officers and directors of Western Singapore, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years.

NAME	POSITION(S) AT WESTERN SINGAPORE	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
Henry P. Hamrock	Chief Executive Officer	None

Alvin Lee Lip Sin	Executive Director and Chief Compliance Officer	None

Charles A. Ruys de Perez	Non-Executive Director	Director, Western Asset Holdings (Australia) Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Ltd.	5-1 Marunochi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan

		Director, Western Asset Management Company Limited	10 Exchange Square,10th Floor, Primrose Street, London EC2A 2EN United Kingdom

		Secretary and General Counsel, Western Asset Management Company, LLC	385 E. Colorado Boulevard Pasadena, California, 91101

Laura A. Boydston	Non-Executive Director	Director, Western Asset Holdings (Australia) Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Ltd.	5-1 Marunochi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan

Shirlean Thor Hui Kwoon	Finance Manager	None

Subadviser—Western Asset Management Company Ltd (“Western Japan”)

Western Japan was incorporated under the laws of Japan as a corporation. Western Japan is a wholly-owned subsidiary of Legg Mason. The following table notes the officers and directors of Western Japan, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years.

NAME	POSITION(S) AT WESTERN JAPAN	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS

Naoya Orime	Representative Director and Head of Tokyo Operations	None

Charles A. Ruys de Perez	Director	Director, Western Asset Holdings (Australia) Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Limited	10 Exchange Square,10th Floor, Primrose Street, London EC2A 2EN United Kingdom

		Director, Western Asset Management Company Pte. Ltd.	1 George Street #23-01, Singapore 049145

		Secretary, General Counsel and Head of Legal & Compliance, Western Asset Management Company, LLC	385 E. Colorado Boulevard, Pasadena, California, 91101

Takashi Komatsu	Director, Head of Legal and Compliance and Chief Compliance Officer	None

Laura A. Boydston	Non-Executive Director	Director, Western Asset Holdings (Australia) Pty Ltd	Level 48, 120 Collins Street, Melbourne Victoria 3000 Australia

		Director, Western Asset Management Company Pte. Ltd.	1 George Street #23-02, Singapore 049145

Yasuaki Sudo	Finance Officer	None

Maki Yoshida	Operation Officer	None

Item 32.	Principal Underwriters

(a) Legg Mason Investor Services, LLC (“LMIS”), the distributor of the Registrant, is also a distributor of funds that are series of the following registrants: Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason ETF Investment Trust, Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust, Legg Mason Global Asset Management Trust and Western Asset Funds, Inc.

LMIS is the placement agent for funds that are series of Master Portfolio Trust.

(b) The information required by this Item 32 with respect to each director and officer of LMIS is listed below:

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITION AND OFFICES WITH UNDERWRITER – LMIS	POSITIONS AND OFFICES WITH REGISTRANT

Frances Cashman	Managing Director/Manager	None

Kenneth Cieprisz 620 Eighth Avenue, 49th Floor New York, NY 10018	Vice President and Chief Compliance Officer	None

Jacqueline D. Diehm	Chief Financial Officer, Treasurer and Financial Reporting Officer	None

Vicki Schmelzer	Secretary	None

Susan Kerr 620 Eighth Avenue, 49th Floor New York, NY 10018	Anti-Money Laundering Compliance Officer	None

*	All Addresses are 100 International Drive, Baltimore, MD 21202, unless otherwise indicated.

(c) Not applicable.

Item 33.	Location of Accounts and Records

With respect to the Registrant:

(1) Legg Mason Partners Income Trust

620 Eighth Avenue, 49th Floor

New York, NY 10018

With respect to the Registrant’s Investment Manager:

(2) c/o Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Subadvisers:

(3) c/o Western Asset Management Company, LLC, Western Asset Management Company Limited, Western

Singapore and Western Japan

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Custodian:

(4) The Bank of New York Mellon

240 Greenwich Street

New York, NY, 10286

With respect to the Registrant’s Transfer Agents:

(5) The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

With respect to the Registrant’s Distributor:

(6) Legg Mason Investor Services, LLC

100 International Drive

Baltimore, MD 21202

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS INCOME TRUST, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland on this 22nd day of March, 2019.

LEGG MASON PARTNERS INCOME TRUST, on behalf of its series:

Western Asset Intermediate Maturity California Municipals Fund

Western Asset Intermediate Maturity New York Municipals Fund

Western Asset Massachusetts Municipals Fund

By:	/s/ Jane Trust
Jane Trust
President and Chief Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on March 22, 2019.

Signature	Title

/s/ Jane Trust	President, Chief Executive Officer and Trustee
Jane Trust

/s/ Richard F. Sennett	Principal Financial Officer
Richard F. Sennett

/s/ Elliott J. Berv*	Trustee
Elliott J. Berv

/s/ Jane F. Dasher*	Trustee
Jane F. Dasher

/s/ Mark T. Finn*	Trustee
Mark T. Finn

/s/ Stephen R. Gross*	Trustee
Stephen R. Gross

/s/ Richard E. Hanson, Jr.*	Trustee
Richard E. Hanson, Jr.

/s/ Susan M. Heilbron*	Trustee
Susan M. Heilbron

/s/ Susan B. Kerley*	Trustee
Susan B. Kerley

/s/ R. Richardson Pettit*	Trustee
R. Richardson Pettit

*By:	/s/ Jane Trust
Jane Trust

*	Attorney-in-Fact, pursuant to Power of Attorney.

EXHIBIT INDEX

(j)	Consents of Independent Registered Public Accounting Firm

(o)(1)	Power of Attorney dated February 12, 2019

(o)(2)	Power of Attorney dated February 12, 2019